UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

522 Fifth Avenue

New York, NY 10036

(Address of principal executive offices) (Zip code)

Stephen M. Benham

522 Fifth Avenue

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2005 to April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

JPMorgan Funds

International

Equity

Funds

JPMorgan Asia Equity Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan International Equity Fund
JPMorgan International Growth Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund
JPMorgan Intrepid European Fund
JPMorgan Intrepid International Fund
JPMorgan Japan Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Asia Equity Fund	2
JPMorgan Emerging Markets Equity Fund	4
JPMorgan International Equity Fund	6
JPMorgan International Growth Fund	8
JPMorgan International Opportunities Fund	10
JPMorgan International Value Fund	12
JPMorgan Intrepid European Fund	14
JPMorgan Intrepid International Fund	16
JPMorgan Japan Fund	18
Schedules of Portfolio Investments	20
Financial Statements	48
Financial Highlights	72
Notes to Financial Statements	90
Trustees	100
Officers	102
Schedule of Shareholder Expenses	104

HIGHLIGHTS

•	International markets continued to outperform

•	The Japanese market dominated the landscape at the end of 2005

•	Emerging markets remained strong

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 9, 2006

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan International Equity Funds for the six-month period ended April 30, 2006. Inside you’ll find in-depth information on the Funds along with reports from the portfolio managers.

“Market returns remain stronger than many expected, along with risk assets continuing to perform well, a trend that is highlighted by the repeated outperformance of small caps and emerging markets.”

International markets continue to outperform

Generally favorable economic conditions, solid corporate earnings and a surge in merger-and-acquisition (M&A) activity provided a solid foundation for international equity markets. Despite concerns about rising interest rates (both in the U.S. and abroad) and continued uncertainty about energy prices, the MSCI EAFE Index, a broad based measure of international equity performance, rose 22.89% (in U.S. dollars) during the period.

Japan led the way early on. Fuelled by the prospect of an improving domestic economy, the Japanese market dominated the landscape in the closing months of 2005. Continental Europe, however came back strongly in 2006, driven by stronger-than-expected earnings reports and an escalation in M&A activity. Europe’s return exceeded that of Japan for the period, at 25.3% versus 24.5%, while the U.K. trailed, posting an 18.6% gain.

Cyclically oriented sectors, such as materials, industrials and technology posted the largest gains. Telecommunication services did poorly, weighed down by concerns about the lack of growth in fixed-line services and mounting competitive pressures in mobile operations.

Emerging markets remained strong, rising 37.8% over the same time frame, underpinned in large part by the continued rise in commodity prices.

Outlook

Market returns remain stronger than many expected, along with risk assets continuing to perform well, a trend that is highlighted by the repeated outperformance of small caps and emerging markets. However, throughout the latest global recovery, improvement has been noted across most economies. The first quarter of 2006 has produced far more positive than negative surprises and has continued to support earnings momentum across the markets.

As inflation remains under control, despite the ongoing pressures of commodity prices, we would expect the interest rate environment globally to remain relatively benign, although would not rule out further tightening in the U.S. The U.S. housing market has finally begun to show the effects of reduced liquidity and we would be cautious about the impact this will have on consumers going forward.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Asia Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/06
(In Thousands)	$220,133
Primary Benchmark	MSCI All Country Far East (ex Japan) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Asia Equity Fund, which seeks total return from long-term capital growth, returned 24.17% (Class A Shares, no sales charge) for the six-month period ended April 30, 2006, compared to a 31.50% return (in U.S. dollars) for the MSCI All Country Far East (ex Japan) Index.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Foreign investors poured money into Asian markets during the period, attracted strong secular growth, reinforced by rising domestic consumption. Short-term market indicators remained positive, with robust economic growth data, while commodities rallied on fears that U.S. rate rises would subside. From a regional perspective, India and China were the largest beneficiaries of fund flows because they are the region’s fastest-growing economies and widely regarded as tomorrow’s economic powerhouses. Indonesia also fared well on investor relief that the removal of fuel price subsidies in October 2005 did not have an adverse economic impact.

In a market with wide disparity among individual stock performance, the Fund captured much of the region’s rise but trailed the benchmark due to stock selection. Among the detractors from performance was Techtronic Industries, a Hong Kong-based, mid-capitalization power tools manufacturer. Techtronic fell significantly after one of its largest customers, U.S.-based do-it-yourself retailer Home Depot, realigned inventory and reduced orders. Another major detractor was Lenovo Group, the Chinese electronics company, due to investor concern about difficulties integrating the personal computer (PC) manufacturing business recently acquired from IBM. In Taiwan, holdings in PC manufacturers and chip companies, such as Asustek, suffered following Microsoft’s decision to postpone the launch of its new Vista operating system to 2007.

From a positive perspective, holdings in raw material stocks performed well as base metal prices soared on strong demand across Asia, particularly in China. Posco, the South Korean iron and steel company, performed exceptionally well. Singapore real estate companies, especially those like CapitaLand, which are exposed to the office sector, also aided performance due to demand for office space outstripping supply. Finally, Korean Air had outstanding results after reporting an 80% jump in net profit for the third quarter of 2005.

Q:	HOW WAS THE FUND MANAGED?

A:	In anticipation of continued high growth rates in Asia, the Fund owns stocks that will benefit from trends such as asset price inflation and buoyant domestic consumer spending. It is overweight in Chinese stocks, particularly those listed in Hong Kong, that are poised to potentially benefit from strong growth, an appreciating currency that boosts the value of domestic assets and strong liquidity flows. Another major overweight position is real estate in Singapore and Hong Kong, where we believe the rental revision cycle is robust. In Taiwan, the Fund has overweight positions in technology stocks where earnings prospects are high due to a strong new product line-up and low inventories. In contrast, the Fund is underweight in utilities because other companies with similar dividend yields have cheaper valuations and better growth prospects.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

Samsung Electronics Co., Ltd. (South Korea)	7.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	4.4
MediaTek, Inc. (Taiwan)	3.4
HON HAI Precision Industry Co., Ltd. (Taiwan)	3.4
POSCO (South Korea)	3.4
PetroChina Co., Ltd., Class H (China)	3.3
China Life Insurance Co., Ltd., Class H (China)	3.0
Powerchip Semiconductor Corp. (Taiwan)	2.6
Hana Financial Group, Inc. (South Korea)	2.6
AU Optronics Corp. (Taiwan)	2.4

PORTFOLIO COMPOSITION**

South Korea	24.9%
Taiwan	24.5
China	13.4
Hong Kong	13.3
Singapore	11.0
Indonesia	4.7
United Kingdon	3.2
Thailand	1.6
Other (less than 1.0%)	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/01
Without Sales Charge		31.38%	30.39%	14.35%
With Sales Charge*		24.45	28.09	12.99
SELECT CLASS SHARES	6/28/02	31.70	30.72	14.60
INSTITUTIONAL CLASS SHARES	6/28/02	31.84	30.92	14.74

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/01/01 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Institutional Class and Select Class Shares prior to their inception are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Institutional Class and Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, MSCI All Country Far East (ex Japan) Index and Lipper Pacific Region Funds (ex Japan) Index from November 1, 2001 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Far East (ex Japan) Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Pacific Region (ex Japan) Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Far East (ex Japan) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. The Lipper Pacific Region Funds (ex Japan) Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/06
(In Thousands)	$346,541
Primary Benchmark	MSCI Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks high total return from a portfolio of equity securities from emerging markets issuers, returned 33.37% (Institutional Class Shares) for the six-month period ended April 30, 2006, compared to a 37.77% return (in U.S. dollars) for the MSCI Emerging Markets Equity Index.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Emerging market stocks performed well during the period, driven by a strong commodities market and a favorable global growth environment. Energy and materials were the best-performing sectors over the six-month period.

The Fund’s performance against its benchmark was the result of stock selection rather than any broad theme. Petrobras, a Brazilian energy company, which profited from appreciating energy prices, was the greatest contributor to returns. In South Africa, Impala Platinum, which mines, refines and markets metals in the platinum group (including platinum, palladium and rhodium), and, accounts for 25% of the global platinum supply, was aided by strong material prices. In Indonesia, Bank Rakyat, a microfinance lender, rallied on its strong market position and Indonesia’s robust economic growth.

Our position in South African company, MTN Group, detracted from returns. Performance has been hurt by concerns over financing growth in Iran and the acquisition of Investcom at higher-than-average price relative to recent wireless acquisitions. In Mexico, Grupo Alfa, produced weaker-than-expected profits for the first quarter of 2006. Alfa’s short-term profitability has been affected by the strong peso and high raw material, energy and promotional costs. In Russia, Mobile Telesystems detracted from returns, as the company moved from high to moderate subscription growth, leading to investor concerns about its source of future profits.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund holds approximately 60 of what we believe are the most promising investment opportunities as identified by our worldwide network of analysts. The index is then used as a benchmark against which risk exposures can be monitored and managed. Security weightings are determined by using a bottom-up stock selection process. Returns are generally driven by stock selection than sector or country weightings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

Petroleo Brasileiro S.A. ADR	6.3%
Samsung Electronics Co., Ltd.	4.8
America Movil S.A. de C.V., ADR, Series L	4.1
Cia Vale do Rio Doce ADR	3.3
Housing Development Finance Corp.	2.9
Shinsegae Co., Ltd.	2.8
Hana Financial Group, Inc.	2.5
Banco Itau Holding Financeira S.A.	2.5
HON HAI Precision Industry Co., Ltd.	2.5
Fomento Economico Mexicano S.A. de C.V. ADR	2.4

PORTFOLIO COMPOSITION**

South Korea	19.5%
Brazil	16.4
South Africa	11.6
Taiwan	7.4
India	7.0
Mexico	7.0
Russia	4.6
Hong Kong	4.0
Turkey	3.7
Indonesia	2.5
Egypt	2.1
Hungary	1.8
Luxembourg	1.8
Chile	1.0
Other (less than 1.0%)	3.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		53.63%	21.93%	6.26%
With Sales Charge*		45.52	20.62	5.69
CLASS B SHARES	9/28/01
Without CDSC		52.94	21.44	6.04
With CDSC**		47.94	21.25	6.04
CLASS C SHARES	2/28/06
Without CDSC		52.94	21.44	6.04
With CDSC***		51.94	21.44	6.04
SELECT CLASS SHARES	9/10/01	54.19	22.21	6.38
INSTITUTIONAL CLASS SHARES	11/15/93	54.42	22.60	6.71

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (4/30/96 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 15, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares. The returns for Class A and Class B Shares prior to inception reflect the historical performance of Select Class Shares which has lower expenses to those of Class A and B Shares (during this period, therefore, the performance of Class A and B Shares would have been lower). The returns for Class C Shares prior to inception reflect the historical performance of Class B Shares which has expenses substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, MSCI Emerging Markets Equity Index and Lipper Emerging Markets Funds Average from April 30, 1996 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index is a replica (or model) of the world’s emerging market equity markets. The Lipper Emerging Market Funds Average describes the average total returns for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/06
(In Thousands)	$4,275,259
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income, returned 22.41% (Select Class Shares) for the six-month period ended April 30, 2006, compared to a 22.89% return (in U.S. dollars) for the MSCI EAFE Index.*

Q:	WHY DID THE FUND PERFORM IN THIS WAY?

A:	International equity markets rose strongly during the period, outpacing domestic markets as North America had one of the weakest showings. Despite concerns about rising interest rates (both in the U.S. and abroad) and continued uncertainty about energy prices, the MSCI EAFE Index rose almost 23%, compared to approximately a 10% gain in the S&P 500 Index. Gains were underpinned by strong corporate earnings reports, a generally favorable outlook for the global economy and an escalation in merger and acquisition (M&A) activity.

The Fund broadly kept pace with this market, adding value in the telecommunications, energy and information technology sectors. Underperformance came in healthcare, materials and industrials. From a regional perspective, stock selection in Asia and emerging markets aided returns, while European names detracted from performance.

Within the energy sector, BG Group, a U.K-based integrated gas company, contributed to performance as it continued to deliver stronger-than-expected growth. Smith & Nephew, the U.K. orthopedic and medical products company, detracted from performance as management reduced earnings guidance on the back of pricing pressures in Europe and Japan, and slower-than-expected sales growth resulting from their sales force restructuring.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to identify the most attractive names within global sectors. Market returns have exceeded expectations so far this year, supported by M&A activity and earnings reports, which for the most part have featured more positive surprises than negative ones. Higher-risk market segments have continued to perform well. However, with the potential for tightening liquidity, we remain cautious about companies whose valuations are supported by momentum alone, and continue to favor companies that can grow their earnings organically in varying market conditions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

Total S.A. (France)	3.9%
ENI S.p.A. (Italy)	3.0
GlaxoSmithKline plc (United Kingdom)	2.5
HSBC Holdings plc (United Kingdom)	2.5
Vodafone Group plc (United Kingdom)	2.5
Mitsubishi Tokyo UFJ Financial Group, Inc. (Japan)	2.4
UBS AG (Switzerland)	2.3
Novartis AG (Switzerland)	1.9
Barclays plc (United Kingdom)	1.8
Tesco plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION**

United Kingdom	24.7%
Japan	22.5
France	12.4
Switzerland	11.1
Netherlands	5.1
Italy	4.8
Germany	4.7
Spain	3.0
Belgium	1.8
Brazil	1.7
Finland	1.5
Australia	1.4
Sweden	1.1
Hong Kong	1.0
Others (less than 1.0%)	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		31.18%	9.10%	7.20%
With Sales Charge*		24.31	7.93	6.62
CLASS B SHARES	2/28/02
Without CDSC		30.31	8.62	6.96
With CDSC**		25.31	8.33	6.96
CLASS C SHARES	1/31/03
Without CDSC		30.34	8.61	6.96
With CDSC***		29.34	8.61	6.96
SELECT CLASS SHARES	1/1/97	31.54	9.44	7.37

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (4/30/96 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 1, 1997.

The performance data for the Select Class Shares includes the performance of a common trust fund for periods prior to the commencement of operations of the Fund on January 1, 1997. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

Returns for the Class A and Class B Shares prior to their inception are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A and Class B Shares. Returns for Class C Shares prior to their inception are calculated using the historical expenses of the Class B Shares, which are similar to the expenses of the Class C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, MSCI EAFE Index and Lipper International Funds Index from April 30, 1996 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the MSCI EAFE Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Growth Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	December 29, 2000
Fiscal Year End	October 31
Net Assets as of 4/30/06
(In Thousands)	$6,225
Primary Benchmark	MSCI EAFE Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Growth Fund, which seeks total return from long-term capital growth, returned 22.11% (Class A Shares, no sales charge) for the six-month period ended April 30, 2006, compared to a 22.26% return (in U.S. dollars) for the MSCI EAFE Growth Index.*

Q:	WHY DID THE FUND PERFORM IN THIS WAY?

A:	International equity markets rose strongly during the period, outpacing domestic markets as North America performed weakly. Despite concerns about rising interest rates (both in the U.S. and abroad) and continued uncertainty about energy prices, the MSCI EAFE Growth Index rose almost 23%, compared to approximately a 10% gain in the S&P 500 Index. Gains were underpinned by strong corporate earnings reports, a favorable outlook for the global economy and an escalation in merger and acquisition (M&A) activity.

The Fund posted strong returns yet came in flat relative to its benchmark. From a sector perspective, energy, financials and industrials aided returns, while healthcare, consumer discretionary and materials detracted from performance. At a regional level, stock selection in Japan and emerging markets proved beneficial, while European names detracted from performance.

Within the energy sector, BG Group, a U.K.-based integrated gas company, contributed to performance as it continued to deliver stronger-than-expected growth. Smith & Nephew, the U.K. orthopedic and medical products company, detracted from performance as management reduced earnings guidance on the back of pricing pressures in Europe and Japan, and slower-than-expected sales growth resulting from their sales force restructuring.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to identify the most attractive names within the global sectors. Market returns have exceeded expectations so far this year, supported by M&A activity and earnings reports, which for the most part have featured more positive surprises than negative ones. Higher-risk market segments have continued to perform well. However with the potential for tightening liquidity, we remain cautious about companies whose valuations are supported by momentum alone, and continue to favor companies that can grow their earnings organically in varying market conditions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

GlaxoSmithKline plc (United Kingdom)	4.3%
Novartis AG (Switzerland)	3.6
Mitsubishi Tokyo UFJ Financial Group, Inc. (Japan)	3.3
Roche Holding AG (Switzerland)	3.3
Nokia OYJ (Finland)	2.4
BG Group plc (United Kingdom)	2.3
Total S.A. (France)	2.3
Canon, Inc. (Japan)	2.2
Sanofi-Aventis (France)	2.2
Kuehne & Nagel International AG (Switzerland)	2.1

PORTFOLIO COMPOSITION**

Japan	25.7%
United Kingdom	25.2
Switzerland	13.8
France	5.8
Germany	5.7
Brazil	2.6
Italy	2.6
Mexico	2.5
Netherlands	2.5
Finland	2.4
Spain	2.1
Sweden	2.0
Hong Kong	1.8
Luxemburg	1.5
Ireland	1.3
South Korea	1.1
Other (less than 1.0%)	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	12/29/00
Without Sales Charge		32.11%	6.09%	3.98%
With Sales Charge*		25.23	4.95	2.94
CLASS B SHARES	12/29/00
Without CDSC		31.50	5.56	3.44
With CDSC**		26.50	5.24	3.28

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, and 2% CDSC for the 5 year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/29/00 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 29, 2000.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Growth Fund, MSCI EAFE Growth Index and Lipper International Funds Index from December 29, 2000 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE Growth Index is a market capitalization-weighted index representing all 20 developed markets that make up that index. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/06
(In Thousands)	$111,270
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed, and to a lesser extent, emerging markets, returned 25.87% (Institutional Class Shares) for the six-month period ended April 30, 2006, compared to a 22.89% return (in U.S. dollars) for the MSCI EAFE Index.*

Q:	WHY DID THE FUND PERFORM IN THIS WAY?

A:	International equity markets rose strongly during the period, outpacing domestic markets as North America was among the weakest performers. Despite concerns about rising interest rates (both in the U.S. and abroad) and continued uncertainty about energy prices, the MSCI EAFE Index rose almost 23%, compared to a gain of approximately 10% in the S&P 500 Index. Gains were underpinned by strong corporate earnings reports, a generally favorable outlook for the global economy and an escalation in merger and acquisition (M&A) activity.

The Fund outperformed its benchmark, with value added in the hardware, transportation, consumer cyclicals and energy sectors, while basic industries, software and retail detracted from performance. From a regional perspective, holdings in Europe (ex U.K.) and Japan proved beneficial, while the U.K. detracted from performance the most.

Within the energy sector, Petrobras aided the Fund’s performance as its share price rose on the back of a 10% increase in average daily production in 2005. On the other hand, U.K software company iSoft whose software will be supplied to the U.K.’s National Health Service, contributed negatively to performance. Shares fell after the company warned that delays in the GBP 6.2 billion information-technology modernization program would result in less-than-expected full-year revenues.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to identify the most attractive names within global sectors. Market returns have exceeded expectations so far this year, supported by M&A activity and earnings reports, which for the most part have featured more positive surprises than negative ones. Higher-risk market segments have continued to perform well. However, with liquidity conditions tightening, we remain wary of stocks whose prices are supported by momentum alone. Such an environment should present bottom-up stock pickers with more opportunities to add value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

BP plc (United Kingdom)	3.6%
Total S.A. (France)	3.1
Royal Bank of Scotland Group plc (United Kingdom)	2.4
Barclays plc (United Kingdom)	2.2
Lanxess AG (Germany)	2.1
Roche Holding AG (Switzerland)	2.1
Bayer AG (Germany)	1.8
ING Groep N.V. CVA (Netherlands)	1.8
Nokia OYJ (Finland)	1.8
Sumitomo Mitsui Financial Group, Inc. (Japan)	1.8

PORTFOLIO COMPOSITION**

United Kingdom	21.3%
Japan	21.0
France	11.8
Germany	6.4
Switzerland	6.4
Netherlands	6.1
Finland	3.8
Italy	3.5
Hong Kong	3.2
Norway	2.7
Brazil	2.5
South Korea	1.6
Singapore	1.4
Australia	1.1
Ireland	1.1
Other (less than 1.0%)	2.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	9/10/01
Without Sales Charge		35.93%	7.85%	5.55%
With Sales Charge*		28.74	6.70	4.94
CLASS B SHARES	9/10/01
Without CDSC		35.24	7.37	5.30
With CDSC**		30.24	7.07	5.30
SELECT CLASS SHARES	9/10/01	36.23	8.47	5.88
INSTITUTIONAL CLASS SHARES	2/26/97	36.50	8.83	6.17

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/26/97 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 1997 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares. The returns for Class A and Class B Shares prior to their inception reflect the historical performance of Select Class Shares which has lower expenses to those of Class A and B Shares (during this period, therefore, the performance of Class A and B Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, MSCI EAFE Index and Lipper International Funds Index from February 26, 1997 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the MSCI EAFE Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Value Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/06
(In Thousands)	$137,501
Primary Benchmark	MSCI EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities, returned 26.56% (Institutional Class Shares) for the six-month period ended April 30, 2006, compared to a 23.49% return (in U.S. dollars) for the MSCI EAFE Value Index.*

Q:	WHY DID THE FUND PERFORM IN THIS WAY?

A:	International equity markets rose strongly during the period, outpacing domestic markets as North America was among the weakest performers. Despite concerns about rising interest rates (both in the U.S. and abroad) and continued uncertainty about energy prices, the MSCI EAFE Index rose almost 23%, compared to a gain of approximately 10% in the S&P 500 Index. Gains were underpinned by strong corporate earnings reports, a favorable outlook for the global economy and an escalation in merger and acquisition (M&A) activity.

The Fund had a very strong run during the period, with value added in the telecommunications and industrial cyclical sectors, while capital markets and software detracted from performance. From a regional perspective, stock selection across all geography proved to be beneficial, especially in Japan and Europe (ex U.K.), which aided returns the most.

Within the industrial cyclicals, Kubota, a manufacturer of agricultural equipment and pipes, was a major contributor. The company has greatly improved profitability and management is focused on shareholder-friendly measures, including an aggressive share buyback program. Aiful, a Japanese consumer lender, was one of the biggest detractors from performance, as regulators have been looking to cut interest rates these companies can charge clients and limit the amount of credit they can extend to individuals. Aiful also was singled out for questionable debt-collection practices and ordered to suspend operations temporarily.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is a high-conviction portfolio of return-focused, cash-generative companies trading at attractive valuations. Market returns have exceeded expectations so far this year, supported by M&A activity and earnings reports, which for the most part have featured more positive than negative surprises. Higher-risk market segments have continued to perform well. However, with liquidity conditions tightening, we remain wary of stocks whose prices are supported by momentum alone. Such an environment should present bottom-up stock pickers with more opportunities to add value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

Barclays plc (United Kingdom)	3.2%
BP plc (United Kingdom)	3.0
Toyota Motor Corp. (Japan)	3.0
ING Groep N.V. CVA (Netherlands)	2.7
HSBC Holdings plc (United Kingdom)	2.5
Royal Bank of Scotland Group plc (United Kingdom)	2.4
BNP Paribas (France)	2.3
Societe Generale (France)	2.2
UniCredito Italiano S.p.A. (Italy)	2.2
AXA S.A. (France)	2.2

PORTFOLIO COMPOSITION**

United Kingdom	21.6%
Japan	19.3
France	16.8
Italy	8.2
Germany	6.3
Switzerland	4.1
Netherlands	3.7
South Korea	2.6
Brazil	2.5
Hong Kong	2.5
Finland	2.4
Australia	2.0
Norway	1.8
Luxembourg	1.0
Other (less than 1.0%)	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		41.46%	11.02%	6.74%
With Sales Charge*		34.06	9.82	6.17
CLASS B SHARES	9/28/01
Without CDSC		40.84	10.55	6.52
With CDSC**		35.84	10.28	6.52
SELECT CLASS SHARES	9/10/01	41.81	11.22	6.84
INSTITUTIONAL CLASS SHARES	11/4/93	42.24	11.66	7.18

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (4/30/96 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares. The returns for Class A and Class B Shares prior to their inception reflect the historical performance of Select Class Shares which has lower expenses to those of Class A and B Shares (during this period, therefore, the performance of Class A and B Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, MSCI EAFE Value Index, and Lipper International Funds Index from April 30, 1996 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the MSCI EAFE Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan Intrepid European Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 4/30/06
(In Thousands)	$380,007
Primary Benchmark	MSCI Europe Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid European Fund, which seeks total return from long-term capital growth, returned 31.50% (Class A Shares, no sales charge) for the six-month period ended April 30, 2006, compared to a 22.55% return (in U.S. dollars) for the MSCI Europe Index.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark during the period, due to stock selection in attractive value and momentum stocks across a range of sectors.

Among the largest contributors to performance were names in the industrials sector, where overweight holdings in Aker and Vallourec, the Norwegian and French engineering groups, benefited from rising investment spending from the major oil groups. Another significant contributor was an overweight position in U.K. welding equipment maker Charter PLC, which upgraded earnings after reporting that its profits tripled on cost cutting and strong demand in emerging markets.

The Fund’s stock selection in the utilities sector detracted from performance, particularly an underweight position in French water company Suez, which rose sharply after agreeing to merge with Gaz de France following a previous takeover offer from Italian rival Enel. A further detractor from returns came from stock selection in the energy sector, such as overweight positions in Spanish oil producer, Repsol and Greek oil company, Hellenic Petroleum.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is managed using a bottom-up stock selection process that focuses on the value and growth characteristics of stocks. Risk is managed by holding a large number of stocks (50+) and by ensuring that the Fund has a positive exposure to both growth and value compared to the broad market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

Siemens AG (Germany)	2.8%
GlaxoSmithKline plc (United Kingdom)	2.3
AstraZeneca plc	1.7
Banca Intesa S.p.A. (Italy)	1.7
ING Groep N.V. CVA (Netherlands)	1.5
Nestle S.A. (Switzerland)	1.4
Zurich Financial Services AG (Switzerland)	1.4
International Power plc (United Kingdom)	1.3
Commerzbank AG	1.2
Royal Dutch Shell plc, Class B	1.2

PORTFOLIO COMPOSITION**

United Kingdom	27.6%
Germany	12.5
France	8.0
Netherlands	7.4
Italy	6.7
Switzerland	6.4
Norway	4.1
Spain	3.3
Sweden	2.4
Belgium	1.5
Finland	1.2
Other (less than 1.0%)	3.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		44.91%	17.54%	15.50%
With Sales Charge*		37.32	16.28	14.88
CLASS B SHARES	11/3/95
Without CDSC		44.18	16.81	14.85
With CDSC**		39.18	16.59	14.85
CLASS C SHARES	11/1/98
Without CDSC		44.19	16.81	14.72
With CDSC***		43.19	16.81	14.72
SELECT CLASS SHARES	9/10/01	45.26	17.82	15.64
INSTITUTIONAL CLASS SHARES	9/10/01	45.62	18.25	15.85

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (4/30/96 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 2, 1995.

Returns for the Institutional Class Shares and Select Class Shares prior to their inception are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Institutional Class Shares and Select Class Shares.

Returns for the Class C Shares prior to their inception are calculated using the historical expenses of the Class B Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and the Lipper European Funds Index from April 30, 1996 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the MSCI Europe Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper European Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a replica (or model) of the performance of the European markets. The Lipper European Funds Index represents the total returns of the funds in the indicated category, defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower Also, performance shown in this section does not reflect the deduction taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan Intrepid International Fund
    (formerly JPMorgan Tax Aware International Opportunities Fund)
FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/06
(In Thousands)	$398,668
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S., returned 24.13% (Institutional Class Shares) for the six-month period ended April 30, 2006, compared to a 22.89% return (in U.S. dollars) for the MSCI EAFE Index.*

Q:	WHY DID THE FUND PERFORM IN THIS WAY?

A:	International equity markets rose strongly during the period, outpacing domestic markets as North America’s performance was among the weakest. Despite concerns about rising interest rates (both in the U.S. and abroad) and continued uncertainty about energy prices, the MSCI EAFE Index rose almost 23%, compared to nearly a 10% gain in the S&P 500 Index. Gains were underpinned by strong corporate earnings reports, a generally favorable outlook for the global economy and an escalation in merger and acquisition (M&A) activity.

The Fund outperformed its benchmark, as stock selection across all regions, except Japan, contributed to performance. Our holdings in the financial sector, led by Daiwa Securities, were the largest contributors, while telecommunications holdings, particularly Vodafone, detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund underwent a change in strategy in December 2005. The new methodology utilizes a screen-based approach in an effort to identify companies with attractive growth and/or value characteristics. In recent months we have noted that the top tier stocks identified by the investment screens have had a rising proportion of growth companies and large cap companies. This trend has been reflected in the portfolio while maintaining an overall tilt towards both growth and value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

BP plc	2.0%
HSBC Holdings plc	1.6
GlaxoSmithKline plc	1.4
UBS AG	1.4
Toyota Motor Corp.	1.3
Total S.A.	1.3
Novartis AG	1.1
Mitsubishi Tokyo UFJ Financial Group, Inc.	1.0
Vodafone Group plc	1.0
Royal Dutch Shell plc	1.0

PORTFOLIO COMPOSITION**

Japan	25.7%
United Kingdom	20.0
Switzerland	8.9
France	8.5
Germany	7.5
Australia	3.4
Finland	2.8
Netherlands	2.8
Italy	2.7
Hong Kong	1.9
Belgium	1.4
Norway	1.4
Spain	1.4
Sweden	1.2
Taiwan	1.2
Other (less than 1.0%)	4.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		34.41%	8.09%	8.09%
With Sales Charge*		27.36	6.93	6.93
CLASS C SHARES	2/28/06
Without CDSC		34.35	8.08	8.08
With CDSC**		33.35	8.08	8.08
SELECT CLASS SHARES	2/28/06	35.08	8.84	8.84
INSTITUTIONAL CLASS SHARES	4/30/01	35.08	8.84	8.84

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C Shares prior to their inception reflect the historical performance of Class A Shares which has lower expenses to those of Class C Shares (during this period, therefore, the performance of Class C Shares would have been lower). The returns for Select Class Shares prior to their inception reflect the historical performance of Institutional Class Shares which has lower expenses to those of Select Class Shares (during this period, therefore, the performance of Select Class Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, MSCI EAFE Index and the Lipper International Funds Index from April 30, 2001 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the MSCI EAFE Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Japan Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 4/30/06
(In Thousands)	$950,414
Primary Benchmark	MSCI Japan Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Japan Fund, which seeks total return from long-term capital growth from a portfolio of Japanese stocks, returned 21.88% (Class A Shares, no sales charge) for the six-month period ended April 30, 2006, compared to a 24.40% return (in U.S. dollars) for the MSCI Japan Index.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Prompted by Prime Minister Koizumi’s resounding September election victory on a pro-reform platform, Japanese stocks had a robust rally. Economic news that suggested an accelerating recovery, improving U.S. sentiment and upbeat earnings season all combined to drive the market higher. The rise was interrupted by a series of minor corporate scandals, including allegations of false accounting and market manipulation at Livedoor, an Internet service company. A new dynamic for the market to consider was the news that the Bank of Japan would end the easy monetary policy introduced to rescue the economy from deflation.

The Fund significantly outperformed its benchmark in the final months of 2005 due to being overweight in domestic stocks, which looked likely to benefit from economic recovery. However, the same strategy caused it to underperform in early 2006.

Among the greatest contributors to performance were stocks with sensitivity to the domestic recovery, such as Asset Managers, the small-capitalization real estate finance stock, which was a prime beneficiary of the end of real estate price deflation. Dowa Mining, a leading global metal processor, was another principal contributor as robust demand for metals led to rising prices. Another major contributor was Kubota, a machinery company with strong overseas sales, especially in construction equipment for the U.S. housing market.

A number of holdings detracted from performance for stock-specific reasons and on investor consolidation of the previous year’s strong gains. Disappointing earnings growth due to costs incurred in expanding capacity for Soya milk drink and foods caused weak performance at Kiburn Food. The stock of Kansai Urban Banking underperformed as investors consolidated returns made in 2005, although underlying loan growth was running at a healthy 14% a year. Finally Uniden, which makes wireless consumer electronics devices, reported disappointing earnings due to weak sales of cordless phones and expansion of its LCD TV business.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy continues to have a domestic bias, with overweight positions in banks, financials, real estate, services and retail sectors. It remains underweight in the electronics, utilities, pharmaceuticals and transport sectors. In recent months, the strategy’s weighting in financial stocks has been increased. Most specifically, investments in online brokerages have been increased because we believe the individual investor will play an important role in the equity market for the remainder of 2006. In our view, investors will increasingly switch from low-yielding savings products to the equity market, leading to a level of earnings growth not yet reflected in share prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

Sumitomo Mitsui Financial Group, Inc. (Japan)	5.0%
Toyota Motor Corp. (Japan)	4.8
Honda Motor Co., Ltd. (Japan)	3.4
Mitsubishi UFJ Financial Group, Inc. (Japan)	3.2
Mitsubishi Corp. (Japan)	2.9
Nikko Cordial Corp. (Japan)	2.8
Japan Tobacco, Inc. (Japan)	2.7
Bridgestone Corp. (Japan)	2.6
Sumitomo Metal Industries Ltd. (Japan)	1.9
SMC Corp. (Japan)	1.8

PORTFOLIO COMPOSITION**

Financials	32.6%
Consumer Discretionary	31.2
Investment of Cash Collateral for Securities Loaned	14.0
Industrials	13.6
Materials	6.3
Information Technology	5.2
Consumer Staples	3.4
Health Care	3.4
Energy	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		45.26%	9.51%	0.68%
With Sales Charge*		37.67	8.33	0.14
CLASS B SHARES	11/3/95
Without CDSC		44.55	8.67	0.11
With CDSC**		39.55	8.38	0.11
CLASS C SHARES	2/28/06
Without CDSC		44.41	8.65	(0.04)
With CDSC***		43.41	8.65	(0.04)
SELECT CLASS SHARES	2/28/06	45.26	9.51	0.68

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/96 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 2, 1995.

Returns for Class C Shares prior to their inception reflect the historical performance of Class B Shares. The returns for Select Class Shares prior to their inception reflect the historical performance of Class A Shares which has higher expenses to those of Select Class Shares (during this period, therefore, the performance of Select Class Shares would have been higher).

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (TOPIX) 1st Section Index and Lipper Japan Funds Average from April 30, 1996 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the MSCI Japan Index and Tokyo Stock Exchange (TOPIX) 1st Section Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Japan Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. The Tokyo Stock Exchange (TOPIX) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japan Funds Average describes the average total returns for all of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	China — 13.4%
292	Air China Ltd., Class H (a)	121
1,692	Aluminum Corp. of China Ltd., Class H	1,663
4,932	China Life Insurance Co., Ltd., (a)	6,642
7,432	China Petroleum & Chemical Corp., Class H	4,755
1,835	China Shenhua Energy Co., Ltd., Class H	3,319
4,866	Dongfeng Motor Group Co., Ltd., Class H (a)	2,432
220	Guangzhou R&F Properties Co., Ltd., Class H	1,138
1,936	Jiangxi Copper Co., Ltd., Class H (a)	2,037
6,514	PetroChina Co., Ltd., Class H	7,283
		29,390
	Hong Kong — 13.3%
288	Cheung Kong Holdings Ltd.	3,248
569	China Mobile Hong Kong Ltd.	3,292
1,262	China Netcom Group Corp. Hong Kong Ltd.	2,306
800	COSCO Pacific Ltd.	1,906
474	Esprit Holdings Ltd.	3,780
2,174	First Pacific Co.	910
1,148	Giordano International Ltd.	677
583	Hysan Development Co., Ltd.	1,678
66	Jardine Matheson Holdings Ltd.	1,196
445	Lifestyle International Holdings Ltd.	748
504	Swire Pacific Ltd., Class A	5,151
1,099	Techtronic Industries Co.	1,843
626	Wharf Holdings Ltd.	2,513
		29,248
	Indonesia — 4.7%
2,682	Astra International TBK PT	3,643
2,300	Indosat TBK PT	1,417
4,716	Telekomunikasi Indonesia TBK PT	4,056
2,000	United Tractors TBK PT	1,241
		10,357
	Malaysia — 0.8%
774	Bumiputra-Commerce Holdings BHD (a)	1,346
140	MISC BHD	339
		1,685
	Singapore — 11.0%
1,161	CapitaLand Ltd.	3,604
3,292	Chartered Semiconductor Manufacturing Ltd. (a)	3,741
304	City Developments Ltd.	1,949
197	DBS Group Holdings Ltd.	2,217
160	Keppel Corp., Ltd.	1,552
753	Keppel Land Ltd.	2,257
1,789	SembCorp Industries Ltd.	4,077
497	Singapore Land Ltd.	2,172
1,106	Singapore Technologies Engineering Ltd.	2,182
632	United Industrial Corp., Ltd.	568
		24,319
	South Korea — 24.9%
67	Halla Climate Control	673
116	Hana Financial Group, Inc.	5,688
21	Hyundai Mobis	1,868
11	KCC Corp.	2,380
234	Korea Exchange Bank (a)	3,016
56	Korea Gas Corp.	2,157
99	LG Chem Ltd.	4,363
81	LG.Philips LCD Co., Ltd. (a)	3,414
26	POSCO	7,477
23	Samsung Electronics Co., Ltd.	15,440
30	Sindo Ricoh Co., Ltd.	1,443
20	SK Telecom Co., Ltd.	4,796
26	S-Oil Corp.	1,992
		54,707
	Taiwan — 24.5%
988	Acer, Inc.	1,919
1,475	Asustek Computer, Inc.	4,091
3,216	AU Optronics Corp.	5,291
17	AU Optronics Corp. ADR	287
1,936	Bank of Kaohsiung	971
274	Catcher Technology Co., Ltd.	3,063
2,371	E.Sun Financial Holding Co., Ltd.	1,715
1,511	Far Eastern Textile Co., Ltd.	1,391
756	Formosa Plastics Corp.	1,207
1,108	HON HAI Precision Industry Co., Ltd.	7,484
641	MediaTek, Inc.	7,486
247	Nan Ya Printed Circuit Board Corp.	2,655
8,259	Powerchip Semiconductor Corp.	5,690
4,607	Taiwan Semiconductor Manufacturing Co., Ltd.	9,741
884	Yulon Motor Co., Ltd.	947
		53,938
	Thailand — 1.6%
230	Bangkok Bank PCL, Class F	728
248	PTT plc	1,704
181	Siam Cement plc	1,220
		3,652

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — 3.2%
305	HSBC Holdings plc	5,250
71	Standard Chartered plc	1,821
		7,071
	Total Common Stocks (Cost $182,388)	214,367
	Total Investments — 97.4% (Cost $182,388)	214,367
	Other Assets in Excess Liabilities — 2.6%	5,766
	NET ASSETS — 100.0%	$220,133

Percentages indicated are based on net assets.

Summary of Investments By Industry, April 30, 2006

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	19.1%
Electronic Equipment & Instruments	8.7
Oil, Gas & Consumable Fuels	8.7
Real Estate Management & Development	7.8
Commercial Banks	7.7
Diversified Financial Services	5.9
Metals & Mining	5.1
Wireless Telecommunication Services	3.7
Diversified Telecommunication Services	3.5
Automobiles	3.2
Insurance	3.0
Computers & Peripherals	2.7
Chemicals	2.5
Specialty Retail	2.0
Construction & Engineering	1.8
Electrical Equipment	1.4
Industrial Conglomerates	1.3
Auto Components	1.2
Building Products	1.1
Aerospace & Defense	1.0
Gas Utilities	1.0
Other (less than 1.0%)	5.0

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.7% (l)
	Common Stocks — 88.0%
	Argentina — 1.8%
137	Tenaris S.A. ADR	6,279
	Brazil — 12.3%
254	Cia Vale do Rio Doce ADR	11,313
46	Gol Linhas Aereas Inteligentes S.A. ADR	1,713
247	Petroleo Brasileiro S.A. ADR	21,926
206	Ultrapar Participacoes S.A. ADR (i)	3,614
52	Uniao de Bancos Brasileiros S.A. ADR	4,103
		42,669
	Chile — 1.0%
79	Banco Santander Chile S.A. ADR	3,443
	China — 0.7%
982	Anhui Conch Cement Co., Ltd. Class H (a)	1,692
782	Tsingtao Brewery Co., Ltd. Class H	902
		2,594
	Egypt — 2.1%
134	Orascom Telecom Holding SAE (a)	7,234
	Hong Kong — 4.0%
914	China Mobile Hong Kong Ltd.	5,288
518	Esprit Holdings Ltd.	4,136
2,097	GOME Electrical Appliances Holdings Ltd.	1,806
855	Yue Yuen Industrial Holdings	2,507
		13,737
	Hungary — 1.8%
11	Gedeon Richter Rt. ADR (e)	2,324
52	OTP Bank Rt. ADR (e)	4,020
		6,344
	India — 7.0%
801	Bharti Televentures Ltd. GDR (i)	7,239
127	Hero Honda Motors Ltd.	2,393
346	Housing Development Finance Corp.	10,029
50	Infosys Technologies Ltd.	3,485
119	Ranbaxy Laboratories Ltd. GDR	1,266
		24,412
	Indonesia — 2.5%
5,185	Bank Rakyat Indonesia	2,728
111	Telekomunikasi Indonesia TBK PT ADR	3,812
4,203	Unilever Indonesia TBK PT (i)	2,187
		8,727
	Israel — 0.8%
524	Bank Hapoalim Bm	2,692
	Malaysia — 0.9%
264	British American Tobacco Malaysia BHD	3,045
	Mexico — 7.0%
339	Alfa S.A. de C.V., Class A	1,705
383	America Movil S.A. de C.V., Series L ADR	14,140
90	Fomento Economico Mexicano S.A. de C.V. ADR	8,330
		24,175
	Russia — 4.6%
54	Mobile Telesystems OJSC ADR (a)	1,779
112	OAO Gazprom ADR	5,100
3	Sberbank RF	5,394
76	Vimpel-Communications ADR (a)	3,514
		15,787
	South Africa — 12.5%
1,113	African Bank Investments Ltd.	6,197
70	Anglo American plc	3,004
1,990	FirstRand Ltd.	6,541
40	Impala Platinum Holdings Ltd.	7,567
109	Imperial Holdings Ltd. (a)	3,014
380	Massmart Holdings Ltd.	3,714
502	MTN Group Ltd.	5,009
2,099	Steinhoff International Holdings Ltd.	8,315
		43,361
	South Korea — 17.9%
179	Hana Financial Group, Inc.	8,762
49	Hyundai Mobis	4,315
68	Hyundai Motor Co.	6,029
—(h)	Kookmin Bank	1
246	KT&G Corp. GDR (a) (e)	6,894
21	POSCO	5,935
24	Samsung Electronics Co., Ltd.	16,710
20	Shinsegae Co., Ltd.	9,765
135	SK Telecom Co., Ltd. ADR	3,592
		62,003
	Taiwan — 7.4%
2,938	Chinatrust Financial Holding Co.	2,411
1,227	Chunghwa Telecom Co., Ltd	2,358
1,259	HON HAI Precision Industry Co., Ltd.	8,506
492	President Chain Store Corp.	1,232
1,279	Synnex Technology International Corp.	1,582
2,167	Taiwan Semiconductor Manufacturing Co., Ltd.	4,582
470	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,924
		25,595

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Turkey — 3.7%
285	Akbank TAS	2,373
126	Anadolu Efes Biracilik Ve Malt Sanayii AS	4,206
127	Migros Turk TAS	1,757
691	Turkcell Iletisim Hizmet AS	4,408
		12,744
	Total Common Stocks (Cost $211,577)	304,841
	Preferred Stocks — 5.7%
	Brazil — 4.1%
272	Banco Itau Holding Financeira S.A.	8,715
116	Cia de Bebidas das Americas ADR	5,366
		14,081
	South Korea — 1.6%
10	Samsung Electronics Co., Ltd.	5,632
	Total Preferred Stocks (Cost $13,372)	19,713
	Total Investments — 93.7% (Cost $224,949)	324,554
	Other Assets in Excess of Liabilities — 6.3%	21,987
	NET ASSETS — 100.0%	$346,541

Summary of Investments by Industry, April 30, 2006

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	13.0%
Commercial Banks	10.7
Semiconductors & Semiconductor Equipment	9.2
Oil, Gas & Consumable Fuels	8.8
Metals & Mining	8.0
Diversified Financial Services	6.7
Beverages	5.5
Food & Staples Retailing	4.8
Diversified Telecommunication Services	3.9
Electronic Equipment & Instruments	2.9
Thrifts & Mortgage Finance	2.9
Tobacco	2.9
Automobiles	2.4
Household Durables	2.4
Energy Equipment & Services	1.8
Auto Components	1.3
Specialty Retail	1.2
IT Services	1.0
Pharmaceuticals	1.0
Other (less than 1.0%)	3.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0% (l)
	Common Stocks — 99.0%
	Argentina — 0.0% (g)
55	IMPSAT Fiber Networks, Inc. (a) (f)	—	(h)
	Australia — 1.4%
2,611	BHP Billiton Ltd. (c)	59,333
	Belgium — 1.8%
1,688	Dexia (c)	44,636
871	Fortis (c)	32,654
		77,290
	Brazil — 1.7%
1,407	Cia Vale do Rio Doce ADR	72,469
	Finland — 1.5%
2,888	Nokia OYJ (c)	65,506
	France — 12.4%
1,750	AXA S.A. (a) (c)	64,067
776	BNP Paribas (a) (c)	73,050
938	Cie de Saint-Gobain (c)	70,372
450	Imerys S.A. (c)	38,654
493	Lafarge S.A. (c)	60,490
589	Sanofi-Aventis	55,579
606	Total S.A. (c)	167,230
		529,442
	Germany — 4.7%
388	BASF AG (a) (c)	33,238
726	Bayerische Motoren Werke AG (c)	39,486
1,589	Deutsche Post AG (c)	42,400
181	SAP AG (c)	39,691
506	Siemens AG	48,005
		202,820
	Hong Kong — 1.0%
5,314	Esprit Holdings Ltd.	42,425
	Ireland — 0.8%
1,767	Bank of Ireland	33,011
	Italy — 4.8%
4,201	ENI S.p.A.	128,552
1,910	Mediaset S.p.A.	24,169
6,943	UniCredito Italiano S.p.A.	52,295
		205,016
	Japan — 22.5%
1,130	Astellas Pharmaceutical, Inc.	47,106
2,547	Bank of Yokohama Ltd.	19,908
1,013	Canon, Inc.	76,968
749	Credit Saison Co., Ltd. (c)	39,290
993	Daikin Industries Ltd.	34,637
331	Fanuc Ltd. (c)	31,296
103	Hirose Electric Co., Ltd. (c)	15,043
917	Honda Motor Co., Ltd.	64,951
1,269	Hoya Corp.	51,265
1,331	Matsushita Electric Industrial Co., Ltd.	32,101
2,173	Mitsubishi Corp.	52,484
6	Mitsubishi Tokyo UFJ Financial Group, Inc.	101,388
970	Mitsui Fudosan Co., Ltd.	21,723
4	Mizuho Financial Group, Inc.	30,438
398	Nidec Corp. (c)	30,667
2,288	Nikko Cordial Corp.	36,880
172	Nintendo Co., Ltd.	25,571
600	Nitto Denko Corp.	50,207
545	Secom Co., Ltd. (c)	29,703
520	Seven & I Holdings Co., Ltd. (a)	20,160
1,061	Sharp Corp.	18,566
715	Shin-Etsu Chemical Co., Ltd.	41,268
227	SMC Corp.	34,350
3,797	Sumitomo Corp.	56,763
		962,733
	Mexico — 0.5%
243	Fomento Economico Mexicano S.A. de C.V. ADR	22,561
	Netherlands — 5.1%
1,416	ABN Amro Holdings N.V. (c)	42,094
1,113	ING Groep N.V. CVA (c)	45,416
1,279	Koninklijke Philips Electronics N.V. (c)	44,119
2,937	Reed Elsevier N.V. (c)	43,459
1,686	Wolters Kluwer N.V. CVA, Class C (c)	43,915
9	World Online International N.V. (a) (f)	—	(h)
		219,003
	South Korea — 0.9%
112	Samsung Electronics Co., Ltd. GDR	38,348
	Spain — 3.0%
783	Altadis S.A. (c)	37,183
2,172	Banco Bilbao Vizcaya Argentaria S.A. (c)	47,957
2,455	Banco Popular Espanol SA (c)	37,089
		122,229
	Sweden — 1.1%
13,797	Telefonaktiebolaget LM Ericsson, Class B (c)	48,964
	Switzerland — 11.1%
721	Adecco S.A. (c)	44,744
673	Holcim Ltd. (c)	56,437

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — Continued
241	Nestle S.A. (c)	73,347
1,423	Novartis A (c)	81,574
451	Roche Holding AG (c)	69,159
823	UBS AG (c)	96,615
209	Zurich Financial Services AG (a) (c)	50,771
		472,647
	United Kingdom — 24.7%
6,202	Barclays plc	77,068
4,821	BG Group plc	64,238
2,199	British Land Co. plc	50,201
7,719	Centrica plc	41,982
3,715	GlaxoSmithKline plc	106,753
1,897	HSBC Holdings plc	32,724
6,179	HSBC Holdings plc	106,287
7,044	Kingfisher plc	28,911
14,056	Morrison Supermarkets	47,798
2,428	National Grid plc	25,419
1,953	Royal Bank of Scotland Group plc	63,521
1,361	Schroders plc	28,041
3,972	Smith & Nephew plc (Ireland)	32,759
1,801	Standard Chartered plc	47,635
13,501	Tesco plc	78,598
266	TI Automotive Ltd., Class A (a) (f)	—	(h)
45,009	Vodafone Group plc	106,454
2,887	Wolseley plc	72,092
3,960	WPP Group plc.	48,717
		1,059,198
	Total Long-Term Investments (Cost $3,058,885)	4,232,995

PRINCIPAL AMOUNT($)
	Investment of Cash Collateral for Securities Loaned — 26.2%
	Certificates of Deposit — 6.9%
18,992	Bank of Nova Scotia, New York, FRN, 4,91%, 05/21/07	18,992
15,000	Bank of Tokyo-Ufj Ltd., New York, 4.80%, 05/10/06	15,000
32,094	Canadian Imperial Bank, New York, FRN, 4.87%, 02/14/08	32,094
45,000	Credit Agricole S.A., London, 4.80%, 05/10/06	45,000
22,270	Credit Suisse First Boston, New York, FRN, 4.90%, 10/17/06	22,270

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Certificates of Deposit — Continued
7,275	Deutsche Bank, New York, FRN, 4.97%, 01/22/08	7,275
30,498	Manufacturers And Traders, FRN, 4.95%, 09/26/06	30,498
14,498	Natexis Banques Populaires, New York, FRN, 4.87%, 01/28/08	14,498
17,498	Nordea Bank, New York, FRN, 4.82%, 01/03/07	17,498
30,000	Norinchukin Bank, New York, FRN, 4.83%, 05/10/06	30,000
35,900	Royal Bank of Canada, New York, FRN, 4.80%, 11/13/06	35,900
4,497	Societe Generale, New York, FRN, 4.91%, 06/20/07	4,497
14,996	Sun Trust Bank, Atlanta, FRN, 4.99%, 06/28/07	14,996
4,999	Unicredito Italiano Bank, FRN, 4.99%, 10/04/06	4,999
		293,517
	Commercial Paper — 3.1%
2,881	ASAP Funding Limited, 4.78%, 05/05/06	2,881
29,883	BHP Billiton Finance B.V., 4.88%, 05/19/06	29,883
31,007	Cedar Springs Capital Company LLC, 4.92%, 05/17/06	31,007
29,627	Five Finance, Inc., 4.92%, 06/23/06	29,627
39,957	Lexington Parker Capital, 4.81%, 05/02/06	39,957
		133,355
	Time Deposit — 2.9%
45,000	Bank of America Canada, 4.80%, 05/10/06	45,000
37,000	Landesbank Baden Wuerttemberg, 4.80%, 05/10/06	37,000
45,000	Ixis Corporate & Investment Bank, 4.80%, 05/10/06	45,000
		127,000
	Repurchase Agreements — 13.3%
56,736	Bank of America, N.A., 4.89%, dated 04/28/06, due 05/01/06, repurchase price $56,759, collateralized by U.S. Government Agency Mortgages	56,736
25,000	Barclays Capital, Inc., 4.91%, dated 04/28/06, due 05/01/06, repurchase price $25,010, collateralized by U.S. Government Agency Mortgages	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — Continued
15,000	Bear Stearns Cos., Inc. (The), 4.88%, dated 04/28/06, due 05/01/06, repurchase price $15,006, collateralized by U.S. Government Agency Mortgages	15,000
200,000	Citigroup Global Markets, Inc., 4.76%, dated 04/28/06, due 05/01/06, repurchase price $200,079, collateralized by U.S. Government Agency Mortgages	200,000
100,000	Lehman Brothers, Inc., 4.89%, dated 04/28/06, due 05/01/06, repurchase price $100,041, collateralized by U.S. Government Agency Mortgages	100,000
70,000	Morgan Stanley & Co., Inc., 4.90%, dated 04/28/06, due 05/01/06, repurchase price $70,028, collateralized by U.S. Government Agency Mortgages	70,000
100,000	UBS Securities LLC, 4,89%, dated 04/28/06, due 05/01/06, repurchase price $100,041, collateralized by U.S. Government Agency Mortgages	100,000
		566,736
	Total Investments of Cash Collateral for Securities Loaned (Cost $1,120,608)	1,120,608
	Total Investments — 125.2% (Cost $4,179,493)	5,353,603
	Liabilities in Excess of Other Assets — (25.2)%	(1,078,344)
	NET ASSETS — 100.0%	$4,275,259

___________
Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2006

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	18.9%
Oil, Gas & Consumable Fuels	8.4
Pharmaceuticals	8.4
Trading Companies & Distributors	4.2
Capital Markets	3.8
Media	3.8
Construction Materials	3.6
Food & Staples Retailing	3.4
Metals & Mining	3.1
Chemicals	2.9
Communications Equipment	2.7
Insurance	2.7
Automobiles	2.5
Building Products	2.5
Wireless Telecommunication Services — 2.5%	2.5
Electronic Equipment & Instruments	2.3
Household Durables	2.2
Diversified Financial Services	1.8
Office Electronics	1.8
Commercial Services & Supplies	1.7
Food Products	1.7
Real Estate Management & Development	1.7
Specialty Retail	1.7
Machinery	1.5
Software	1.5
Industrial Conglomerates	1.1
Air Freight & Logistics	1.0
Gas Utilities	1.0
Other less than 1.0%	4.6
Investment of Cash Collateral for Securities on Loan	26.2

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

JPMorgan International Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4% (l)
	Common Stocks — 98.2%
	Brazil — 2.6%
2	Cia Vale do Rio Doce ADR	85
1	Petroleo Brasileiro S.A. ADR	75
		160
	China — 0.8%
38	China Life Insurance Co., Ltd., Class H (a)	51
	Finland — 2.4%
6	Nokia OYJ	147
	France — 5.8%
1	BNP Paribas	73
—(h)	BNP Paribas (a)	7
1	Sanofi-Aventis	137
1	Total S.A.	146
		363
	Germany — 4.5%
1	Bayerische Motoren Werke AG	53
1	Fraport AG	73
1	SAP AG	129
—(h)	Schering AG	25
		280
	Hong Kong — 1.8%
14	Esprit Holdings Ltd.	112
	Ireland — 1.3%
5	Anglo Irish Bank Corp. plc	82
	Italy — 2.6%
7	Mediaset S.p.A.	85
10	UniCredito Italiano S.p.A.	77
		162
	Japan — 25.7%
—(h)	Ardepro Co., Ltd.	32
2	Astellas Pharma, Inc.	83
7	Bank of Fukuoka Ltd. (The)	60
2	Canon, Inc.	137
1	Credit Saison Co., Ltd.	37
2	Daikin Industries Ltd.	70
—(h)	eAccess Ltd.	45
1	Fanuc Ltd.	66
1	Honeys Co., Ltd.	60
3	Hoya Corp.	121
—(h)	Mitsubishi UFJ Financial Group, Inc.	203
4	Mitsui Trust Holdings, Inc.	55
1	Nidec Corp.	77
1	Nitto Denko Corp.	109
—(h)	ORIX Corp.	120
1	SMC Corp.	91
7	Sumitomo Corp.	105
6	Tokyo Tatemono Co., Ltd.	69
—(h)	Zephyr Co., Ltd.	59
		1,599
	Luxembourg — 1.5%
6	SES Global S.A. FDR	91
	Mexico — 2.5%
2	America Movil S.A. de C.V., Series L ADR	78
1	Fomento Economico Mexicano S.A. de C.V. ADR	78
		156
	Netherlands — 2.5%
4	ASML Holding N.V. (a)	79
2	TomTom (a)	78
		157
	South Korea — 1.1%
—(h)	Samsung Electronics Co., Ltd. GDR (e)	68
	Spain — 2.1%
2	Altadis S.A.	83
2	Banco Bilbao Vizcaya Argentaria S.A.	45
		128
	Sweden — 2.0%
36	Telefonaktiebolaget LM Ericsson, Class B	127
	Switzerland — 13.8%
1	Adecco S.A.	64
—(h)	Kuehne & Nagel International AG	130
—(h)	Nestle S.A.	58
4	Novartis AG	221
1	Roche Holding AG	206
1	UBS AG	120
2	Xstrata plc	60
		859
	United Kingdom — 25.2%
6	Barclays plc	72
11	BG Group plc	143
10	Burberry Group plc	88
2	Carnival plc	74
12	Centrica plc	66
9	GlaxoSmithKline plc	269
5	HSBC Holdings plc	89
5	Intertek Group plc	79
13	Kingfisher plc	52

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
8	WM Morrison Supermarkets plc	27
10	Smith & Nephew plc	85
4	Standard Chartered plc	100
19	Tesco plc	111
46	Vodafone Group plc	109
4	Wolseley plc	107
8	WPP Group plc	100
		1,571
	Total Common Stocks (Cost $4,250)	6,113
	Preferred Stock — 1.2%
	Germany — 1.2%
—(h)	Porsche AG (Cost $30)	73
	Total Investments — 99.4% (Cost $4,280)	6,186
	Other Assets in Excess of Liabilities — 0.6%	39
	NET ASSETS — 100.0%	$6,225

Percentages indicated are based on net assets.

Summary of Investments By Industry, April 30, 2006

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Pharmaceuticals	15.1%
Commercial Banks	13.9
Oil, Gas & Consumable Fuels	5.9
Communications Equipment	4.4
Media	4.4
Specialty Retail	3.6
Trading Companies & Distributors	3.4
Software	3.3
Electronic Equipment & Instruments	3.2
Wireless Telecommunication Services	3.0
Consumer Finance	2.5
Machinery	2.5
Semiconductors & Semiconductor Equipment	2.4
Commercial Services & Supplies	2.3
Metals & Mining	2.3
Food & Staples Retailing	2.2
Office Electronics	2.2
Automobiles	2.1
Marine	2.1
Capital Markets	1.9
Chemicals	1.8
Real Estate Management & Development	1.6
Health Care Equipment & Supplies	1.4
Textiles, Apparel & Luxury Goods	1.4
Beverages	1.3
Tobacco	1.3
Hotels, Restaurants & Leisure	1.2
Transportation Infrastructure	1.2
Building Products	1.1
Gas Utilities	1.1
Other (less than 1.0%)	3.3

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.6% (l)
	Common Stocks — 96.6%
	Australia — 1.1%
74	News Corp. CDI	1,274
720	Southern Pacific Petroleum NL (a) (f)	—	(h)
		1,274
	Belgium — 0.8%
8	Solvay S.A., Class A (c)	898
	Brazil — 2.5%
20	Cia Vale do Rio Doce ADR	874
12	Petroleo Brasileiro S.A. ADR	1,087
10	Uniao de Bancos Brasileiros S.A. ADR	824
		2,785
	Finland — 3.8%
33	Metso OYJ	1,321
90	Nokia OYJ	2,042
20	Wartsila OYJ, Class B	850
		4,213
	France — 11.8%
75	Alcatel S.A. (a)	1,079
45	AXA S.A. (a) (c)	1,640
20	BNP Paribas (c)	1,870
2	BNP Paribas (a)	192
24	Compagnie Generale des Etablissements Michelin, Class B	1,740
2	Natexis Banques Populaires	571
10	Schneider Electric S.A.	1,097
37	Suez S.A. (c)	1,456
12	Total S.A.	3,447
		13,092
	Germany — 6.4%
43	Bayer AG (c)	1,978
21	Bayerische Motoren Werke AG (c)	1,138
58	Lanxess AG (a)	2,362
20	RWE AG	1,696
		7,174
	Greece — 0.8%
23	OPAP S.A.	860
	Hong Kong — 3.2%
155	China Mobile Hong Kong Ltd.	897
115	Henderson Land Development Co., Ltd.	676
191	Swire Pacific Ltd., Class A	1,949
		3,522
	Ireland — 1.1%
34	CRH plc	1,233
	Italy — 3.5%
12	Banca Popolare Italiana	121
33	Banche Popolari Unite Scpra	843
462	Telecom Italia S.p.A. RNC (c)	1,155
246	UniCredito Italiano S.p.A.	1,850
		3,969
	Japan — 21.0%
71	77 Bank Ltd. (The)	558
—(h)	Central Japan Railway Co. (c)	1,327
49	Daiichi Sankyo Co., Ltd.	1,250
131	Daiwa Securities Group, Inc. (c)	1,809
22	Elpida Memory, Inc. (a) (c)	999
152	Itochu Corp.	1,376
—(h)	Japan Tobacco, Inc.	1,264
33	JFE Holdings, Inc.	1,273
106	Konica Minolta Holdings, Inc. (a)	1,389
128	Kubota Corp.	1,442
191	Mazda Motor Corp. (c)	1,248
74	Mitsui & Co., Ltd. (c)	1,120
116	Mitsui Chemicals, Inc.	839
200	Nisshin Steel Co., Ltd. (c)	697
24	Sony Corp.	1,154
—(h)	Sumitomo Mitsui Financial Group, Inc.	2,017
31	Toyota Motor Corp.	1,834
—(h)	West Japan Railway Co.	875
33	Yakult Honsha Co., Ltd. (c)	860
		23,331
	Netherlands — 6.1%
185	Hagemeyer N.V. (a) (c)	1,005
50	ING Groep N.V. CVA (c)	2,032
40	Koninklijke Philips Electronics N.V.	1,390
10	Koninklijke Wessanen N.V. CVA (c)	161
111	Royal KPN N.V. (c)	1,307
20	Royal Numico N.V. (a)	907
		6,802
	Norway — 2.7%
56	Bergesen Worldwide Gas ASA (a)	791
23	Orkla ASA (c)	1,215
86	Telenor ASA	997
		3,003
	Singapore — 1.4%
938	Singapore Telecommunications Ltd.	1,628

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 1.6%
9	Kookmin Bank ADR	803
8	Lotte Shopping Co. GDR (a) (f)	158
1	Samsung Electronics Co., Ltd.	808
		1,769
	Switzerland — 6.4%
24	Compagnie Financiere Richemont AG, Class A	1,236
31	Novartis AG	1,755
15	Roche Holding AG (c)	2,305
16	UBS AG (c)	1,827
		7,123
	Taiwan — 0.8%
63	HON HAI Precision Industry Co., Ltd. GDR	850
	Thailand — 0.3%
97	Bangkok Bank pcl, Class F	307
	United Kingdom — 21.3%
193	Barclays plc	2,401
328	BP plc	4,012
225	BT Group plc	903
134	Cadbury Schweppes plc	1,323
140	Compass Group plc	608
69	GlaxoSmithKline plc	1,970
65	Intercontinental Hotels Group plc	1,147
204	International Power plc (a)	1,110
95	National Grid plc	996
83	Royal Bank of Scotland Group plc	2,695
154	Scottish & Newcastle plc	1,421
294	Tesco plc	1,714
741	Vodafone Group plc	1,753
65	Wolseley plc	1,620
		23,673
	Total Common Stocks (Cost $75,132)	107,506
Short-Term Investment — 1.5%
	Investment Company — 1.5%
1,661	JPMorgan Prime Money Market Fund (b) (Cost $1,661)	1,661

PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 21.3%
	Certificates of Deposit — 1.4%
520	Credit Suisse First Boston, New York, FRN, 4.90%, 10/17/06	520

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Certificates of Deposit — Continued
500	Deutsche Bank, New York, FRN, 4.97%, 01/22/08	500
500	Societe Generale, New York, FRN, 4.91%, 06/20/07	500
		1,520
	Repurchase Agreements — 19.9%
4,174	Bank of America Securities LLC, 4.89%, dated 04/28/06, due 05/01/06, repurchase price $4,176, collateralized by U.S. Government Agency Mortgages	4,174
4,000	Barclays Capital, Inc., 4.91%, dated 04/28/06, due 05/01/06, repurchase price $4,002, collateralized by U.S. Government Agency Mortgages	4,000
2,000	Bear Stearns Cos., Inc., 4.88%, dated 04/28/06, due 05/01/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
4,000	Lehman Brothers, Inc., 4.89%, dated 04/28/06, due 05/01/06, repurchase price $4,002, collateralized by U.S. Government Agency Mortgages	4,000
4,000	Morgan Stanley & Co., Inc., 4.90%, dated 04/28/06, due 05/01/06, repurchase price $4,002, collateralized by U.S. Government Agency Mortgages	4,000
4,000	UBS Securities LLC, 4.89%, dated 04/28/06, due 05/01/06, repurchase price $4,002, collateralized by U.S. Government Agency Mortgages	4,000
		22,174
	Total Investments of Cash Collateral for Securities Loaned (Cost $23,694)	23,694
	Total Investments — 119.4% (Cost $100,487)	132,861
	Liabilities in Excess of Other Assets — (19.4)%	(21,591)
	NET ASSETS — 100.0%	$111,270

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

Summary of Investments by Industry, April 30, 2006

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	14.4%
Oil, Gas & Consumable Fuels	7.7
Pharmaceuticals	6.5
Chemicals	5.5
Diversified Telecommunication Services	5.4
Trading Companies & Distributors	4.7
Food Products	4.0
Automobiles	3.8
Multi-Utilities	3.8
Diversified Financial Services	3.6
Capital Markets	3.3
Communications Equipment	2.8
Metals & Mining	2.6
Machinery	2.5
Hotels, Restaurants & Leisure	2.4
Wireless Telecommunication Services	2.4%
Household Durables	2.3
Road & Rail	2.0
Electrical Equipment	1.7
Auto Components	1.6
Food & Staples Retailing	1.5
Insurance	1.5
Beverages	1.3
Office Electronics	1.3
Construction Materials	1.1
Media	1.1
Textiles, Apparel & Luxury Goods	1.1
Tobacco	1.1
Other (less than 1.0%)	3.6
Short-Term Investments	1.5
Investments of Cash Collateral for Securities On Loan	21.3

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/06 (USD)	UNREALIZED APPRECIATION (USD)
13	DJ Euro Stoxx 50	June, 2006	$621	$5
5	FTSE 100 Index	June, 2006	549	4
2	TOPIX Stock Index	June, 2006	303	1
				$10

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 04/30/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
9,998 AUD	05/11/06	$7,439		$7,594		$155
383 AUD for 367 CHF	05/11/06	297	#	291	#	(6)
1,306 AUD for 773 EUR	05/11/06	975	#	992	#	17
3,535 CHF	05/11/06	2,788		2,853		65
1,647 CHF for 1,735 AUD	05/11/06	1,318	#	1,330	#	12
1,385 CHF for 879 EUR	05/11/06	1,109	#	1,118	#	9
16,945 EUR	05/11/06	20,550		21,391		841
153 EUR for 259 AUD	05/11/06	197	#	194	#	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 04/30/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
374 EUR for 586 CHF	05/11/06	$473	#	$472	#	$(1)
416 EUR for 290 GBP	05/11/06	528	#	525	#	(3)
1,741 EUR for 246,761 JPY	05/11/06	2,170	#	2,197	#	27
706 EUR for 5,559 NOK	05/11/06	902	#	892	#	(10)
1,068 EUR for 10,064 SEK	05/11/06	1,369	#	1,348	#	(21)
11,390 GBP	05/11/06	20,004		20,773		769
1,299 GBP for 1,889 EUR	05/11/06	2,385	#	2,370	#	(15)
9,880 HKD	05/11/06	1,275		1,274		(1)
1,730,232 JPY	05/11/06	14,807		15,215		408
101,635 JPY for 733 EUR	05/11/06	925	#	894	#	(31)
6,775 NOK	05/11/06	1,040		1,100		60
11,153 NOK for 1,412 EUR	05/11/06	1,783	#	1,810	#	27
1,976 NOK for 2,356 SEK	05/11/06	321	#	321	#	— (h)
40,410 SEK	05/11/06	5,251		5,496		245
3,088 SEK for 326 EUR	05/11/06	412	#	420	#	8
2,135 SEK for 1,793 NOK	05/11/06	291	#	290	#	(1)
116 SGD	05/11/06	72		74		2
9,370 THB	05/11/06	250		250		— (h)
		$88,931		$91,484		$2,553

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 04/30/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
3,345 AUD	05/11/06	$2,440	$2,541	$(101)
10,372 CHF	05/11/06	8,066	8,372	(306)
20,380 EUR	05/11/06	24,624	25,728	(1,104)
8,624 GBP	05/11/06	15,088	15,728	(640)
15,932 HKD	05/11/06	2,057	2,055	2
1,473,399 JPY	05/11/06	12,632	12,957	(325)
23,913 NOK	05/11/06	3,577	3,881	(304)
4,516 SEK	05/11/06	585	614	(29)
497 SGD	05/11/06	306	314	(8)
9,370 THB	05/11/06	250	250	— (h)
		$69,625	$72,440	$(2,815)

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.3% (l)
	Common Stocks — 96.3%
	Australia — 2.0%
129	Australia & New Zealand Banking Group Ltd. (c)	2,734
	Brazil — 2.5%
26	Cia Vale do Rio Doce ADR	1,172
11	Petroleo Brasileiro S.A. ADR	980
17	Unibanco — Uniao de Bancos Brasileiros S.A. ADR	1,344
		3,496
	Finland — 2.4%
48	Metso OYJ	1,912
33	Wartsila OYJ, Class B	1,411
		3,323
	France — 16.8%
118	Alcatel S.A. (a)	1,699
81	AXA S.A. (a) (c)	2,981
34	BNP Paribas (c)	3,181
3	BNP Paribas (a)	307
25	Cie de Saint-Gobain	1,862
36	Compagnie Generale des Etablissements Michelin, Class B (c)	2,601
16	Schneider Electric S.A.	1,810
20	Societe Generale (c)	3,072
68	Suez S.A. (c)	2,667
10	Total S.A.	2,886
		23,066
	Germany — 6.3%
51	Bayer AG (c)	2,339
20	Deutsche Bank AG (c)	2,385
57	Lanxess AG (a)	2,326
18	RWE AG	1,540
		8,590
	Greece — 0.7%
24	OPAP S.A.	885
	Hong Kong — 2.5%
288	Henderson Land Development Co., Ltd.	1,692
173	Swire Pacific Ltd., Class A	1,765
		3,457
	Italy — 8.2%
255	Banca Intesa S.p.A. RNC (c)	1,413
10	Banca Popolare Italiana	104
46	Banche Popolari Unite Scpra	1,165
80	ENI S.p.A.	2,449
43	ERG S.p.A (a)	1,270
732	Telecom Italia S.p.A. RNC (c)	1,831
405	UniCredito Italiano S.p.A.	3,054
		11,286
	Japan — 19.3%
174	77 Bank Ltd. (The) (c)	1,367
—(h)	Central Japan Railway Co. (c)	1,286
82	Daiichi Sankyo Co., Ltd.	2,104
155	Daiwa Securities Group, Inc. (c)	2,140
190	Itochu Corp.	1,720
—(h)	Japan Tobacco, Inc.	1,384
78	Konica Minolta Holdings, Inc. (a)	1,027
202	Kubota Corp.	2,275
85	Matsushita Electric Industrial Co., Ltd.	2,050
117	Mitsui & Co., Ltd. (c)	1,771
13	Nintendo Co., Ltd.	1,962
—(h)	Sumitomo Mitsui Financial Group, Inc.	1,634
70	Toyota Motor Corp.	4,060
—(h)	West Japan Railway Co.	1,683
		26,463
	Luxembourg — 1.0%
35	Arcelor (a) (c)	1,427
	Netherlands — 3.7%
90	ING Groep N.V. CVA (c)	3,655
126	Royal KPN N.V. (c)	1,481
		5,136
	Norway — 1.8%
55	Bergesen Worldwide Gas ASA (a)	785
33	Orkla ASA (c)	1,749
		2,534
	Singapore — 0.8%
645	Singapore Telecommunications Ltd.	1,120
	South Korea — 2.6%
17	Kookmin Bank ADR	1,504
118	LG Telecom Ltd. (a)	1,325
1	Samsung Electronics Co., Ltd.	742
		3,571
	Switzerland — 4.1%
31	Compagnie Financiere Richemont AG, Class A	1,631
44	Credit Suisse Group	2,789
5	Zurich Financial Services AG (a) (c)	1,249
		5,669

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — 21.6%
172	Aviva plc	2,504
353	Barclays plc	4,385
338	BP plc	4,137
86	British American Tobacco plc	2,197
415	BT Group plc	1,661
372	Compass Group plc	1,613
202	HSBC Holdings plc	3,489
71	Intercontinental Hotels Group plc	1,247
128	National Grid plc	1,343
99	Royal Bank of Scotland Group plc	3,235
164	Scottish & Newcastle plc	1,520
176	Tesco plc	1,026
171	TI Automotive Ltd., Class A (a) (f)	—	(h)
546	Vodafone Group plc	1,292
		29,649
	Total Common Stocks (Cost $101,978)	132,406
	Short-Term Investments — 2.1%
	Investment Company — 1.9%
2,635	JPMorgan Prime Money Market Fund (b)	2,635

PRINCIPAL AMOUNT($)
	U.S. Government Securities — 0.2%
280	U.S. Treasury Bills, 4.74%, 09/28/06 (n)	274
	Total Short-Term Investments (Cost $2,909)	2,909
	Investments of Cash Collateral for Securities Loaned — 25.4%
	Certificates of Deposit — 1.2%
500	Canadian Imperial Bank, New York, FRN, 4.87%, 02/14/08	500
300	Credit Suisse First Boston, New York, FRN, 4.90%, 10/17/06	300
400	Deutsche Bank, New York, FRN, 4.97%, 01/22/08	400
400	Societe Generale, New York, FRN, 4.91%, 06/20/07	400
		1,600
	Repurchase Agreements — 24.2%
5,777	Banc of America Securities LLC, 4.89%, dated 04/28/06, due 05/01/06, repurchase price $5,779, collateralized by U.S. Government Agency Mortgages	5,777

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — Continued
5,000	Barclays Capital, Inc., 4.91%, dated 04/28/06, due 05/01/06, repurchase price $5,002, collateralized by U.S. Government Agency Mortgages	5,000
6,000	Bear Stearns & Co., Inc. (the), 4.88%, dated 04/28/06, due 05/01/06, repurchase price $6,002, collateralized by U.S. Government Agency Mortgages	6,000
5,500	Lehman Brothers, Inc., 4.89%, dated 04/28/06, due 05/01/06, repurchase price $5,502, collateralized by U.S. Government Agency Mortgages	5,500
5,500	Morgan Stanley & Co., Inc., 4.90%, dated 04/28/06, due 05/01/06, repurchase price $5,502, collateralized by U.S. Government Agency Mortgages	5,500
5,500	UBS Securities LLC, 4.89%, dated 04/28/06, due 05/01/06, repurchase price $5,502, collateralized by U.S. Government Agency Mortgages	5,500
		33,277
	Total Investments of Cash Collateral for Securities Loaned (Cost $34,877)	34,877
	Total Investments — 123.8% (Cost $139,764)	170,192
	Liabilities in Excess of Other Assets — (23.8)%	(32,691)
	NET ASSETS — 100.0%	$137,501

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

Summary of Investments by Industry, April 30, 2006

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	Percentage
Commercial Banks	23.3%
Oil, Gas & Consumable Fuels	8.5
Capital Markets	5.3
Insurance	4.9
Diversified Telecommunication Services	4.4
Diversified Financial Services	3.9
Chemicals	3.4
Multi-Utilities	3.1
Automobiles	3.0
Machinery	3.0
Hotels, Restaurants & Leisure	2.7
Tobacco	2.6
Trading Companies & Distributors	2.5
Road & Rail	2.2
Auto Components	1.9
Metals & Mining	1.9
Wireless Telecommunication Services	1.9
Household Durables	1.5%
Pharmaceuticals	1.5
Building Products	1.4
Software	1.4
Electrical Equipment	1.3
Food Products	1.3
Communications Equipment	1.2
Real Estate Management & Development	1.2
Textiles, Apparel & Luxury Goods	1.2
Beverages	1.1
Electric Utilities	1.0
Industrial Conglomerates	1.0
Other (less than 1.0%)	2.7
Short-Term Investments	2.1
Investments of Cash Collateral for Securities on Loan	25.4

Forward Foreign Currency Exchange Contracts

(Amounts in thousands)

CONTRACTS TO BUY	Settlement Date	Settlement Value (USD)		Value at 04/30/06 (USD)		Net Unrealized Appreciation (Depreciation) (USD)
5,486 AUD	05/26/06	$4,046		$4,166		$120
1,154 AUD for 682 EUR	05/26/06	862	#	876	#	14
806 AUD for 344 GBP	05/26/06	628	#	612	#	(16)
2,238 CHF	05/26/06	1,775		1,810		35
807 CHF for 855 AUD	05/26/06	650	#	653	#	3
679 CHF for 431 EUR	05/26/06	544	#	549	#	5
14,114 DKK	05/26/06	2,266		2,391		125
8,932 EUR	05/26/06	10,843		11,288		445
664 EUR for 1,129 AUD	05/26/06	858	#	839	#	(19)
413 EUR for 648 CHF	05/26/06	524	#	522	#	(2)
649 EUR for 452 GBP	05/26/06	825	#	821	#	(4)
1,275 EUR for 181,379 JPY	05/26/06	1,598	#	1,611	#	13
1,482 EUR for 11,757 NOK	05/26/06	1,910	#	1,873	#	(37)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 04/30/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
634 EUR for 5,967 SEK	05/26/06	$813	#	$800	#	$(13)
10,124 GBP	05/26/06	17,805		18,468		663
1,009 GBP for 1,464 EUR	05/26/06	1,851	#	1,841	#	(10)
9,552 HKD	05/26/06	1,232		1,232		— (h)
965,084 JPY	05/26/06	8,292		8,505		213
133,605 JPY for 964 EUR	05/26/06	1,219	#	1,177	#	(42)
38,082 JPY for 188 GBP	05/26/06	343	#	335	#	(8)
12,747 NOK for 1,614 EUR	05/26/06	2,040	#	2,071	#	31
3,298 NOK for 288 GBP	05/26/06	526	#	536	#	10
2,102 NOK for 2,507 SEK	05/26/06	341	#	341	#	— (h)
31,932 SEK	05/26/06	4,079		4,349		270
5,822 SEK for 616 EUR	05/26/06	778	#	793	#	15
2,413 SEK for 2,026 NOK	05/26/06	329	#	329	#	— (h)
337 SGD	05/26/06	208		214		6
		$67,185		$69,002		$1,817

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 04/30/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
1,807 AUD	05/26/06	$1,310	$1,372	$(62)
4,513 CHF	05/26/06	3,473	3,649	(176)
22,918 EUR	05/26/06	27,657	28,963	(1,306)
4,806 GBP	05/26/06	8,395	8,767	(372)
18,824 HKD	05/26/06	2,429	2,429	— (h)
620,112 JPY	05/26/06	5,289	5,465	(176)
11,752 NOK	05/26/06	1,749	1,910	(161)
		$50,302	$52,555	$(2,253)

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 84.7% (l)
	Common Stocks — 84.7%
	Belgium — 1.5%
5	Bekaert S.A.	604
33	Dexia	883
14	Omega Pharma S.A.	977
54	Option N.V. (a) (c)	1,537
12	Umicore (c)	1,897
		5,898
	Bermuda — 0.2%
71	Catlin Group Ltd.	628
	Cyprus — 0.3%
116	Bank of Cyprus Public Co., Ltd.	1,132
	Denmark — 0.6%
5	Sjaelso Gruppen (c)	2,114
	Finland — 1.2%
195	Nokia OYJ (c)	4,429
	France — 8.0%
111	Alcatel S.A. (a)	1,604
17	Alstom RGPT (a)	1,547
15	Assurances Generales de France (c)	1,840
16	Bouygues S.A.	889
7	Ciments Francais (c)	1,178
95	Credit Agricole S.A. (c)	3,844
10	Eiffage (c)	1,574
49	Icade (a)	2,104
21	Nexity	1,470
417	Rhodia S.A. (a)	1,003
42	Sanofi-Aventis (c)	3,994
413	SCOR	1,048
6	Societe Generale	885
25	Suez S.A. (c)	957
3	Total S.A.	920
3	Vallourec	3,674
20	Vinci S.A. (a) (c)	1,965
		30,496
	Germany — 12.5%
18	Allianz AG (c)	3,046
25	Altana AG (c)	1,599
49	BASF AG (a) (c)	4,176
38	Bayer AG (c)	1,738
113	Commerzbank AG	4,687
39	Continental AG (c)	4,588
36	Deutsche Bank AG (c)	4,454
37	Fresenius Medical Care AG	4,497
23	Heidelberger Druckmaschinen (c)	1,167
13	K&S AG	1,187
31	MTU Aero Engines Holding AG (a)	1,110
11	Muenchener Rueckversicherungs AG (c)	1,550
5	SAP AG	1,000
113	Siemens AG	10,673
14	Wacker Chemie AG (a)	1,910
		47,382
	Greece — 0.8%
131	Hellenic Petroleum S.A.	1,976
40	Motor Oil Hellas Corinth Refineries S.A.	1,172
		3,148
	Ireland — 0.2%
35	Kerry Group plc, Class A	874
	Italy — 6.7%
1,084	Banca Intesa S.p.A. (c)	6,421
62	Biesse S.p.A.	934
398	Capitalia S.p.A. (c)	3,453
354	Enel S.p.A.	3,063
149	ENI S.p.A.	4,574
63	ERG S.p.A (a)	1,870
131	Fiat S.p.A. (a) (c)	1,852
212	Milano Assicurazioni S.p.A	1,639
252	Risanamento S.p.A.	1,821
		25,627
	Luxembourg — 0.6%
58	Arcelor (a) (c)	2,379
	Netherlands — 7.4%
148	ABN Amro Holdings N.V. (c)	4,394
33	Akzo Nobel N.V.	1,906
142	ING Groep N.V. CVA (c)	5,794
1	Koninklijke BAM Groep N.V.	110
28	Koninklijke Philips Electronics N.V. (c)	953
129	Royal Dutch Shell plc, Class B	4,612
160	Royal KPN N.V. (c)	1,881
20	Smit Internationale N.V.	1,802
48	Unilever N.V. CVA	3,436
16	Univar N.V.	887
99	Vedior N.V. CVA	2,300
		28,075
	Norway — 4.1%
65	Aker ASA, Class A (c)	3,658
35	Aker Yards ASA (c)	2,769
44	Cermaq ASA (a)	644

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Norway — Continued
127	DNB NOR ASA (c)	1,765
34	Orkla ASA (c)	1,781
30	Petroleum Geo-Services ASA (a) (c)	1,705
46	TGS Nopec Geophysical Co. ASA (a)	3,090
		15,412
	Portugal — 0.4%
518	Banco Commercial Portugues S.A., Class R (c)	1,583
	Spain — 3.3%
60	Abengoa S.A.	1,856
96	Acerinox S.A. (c)	1,607
113	Banco Bilbao Vizcaya Argentaria S.A.	2,487
124	Banco Santander Central Hispano S.A.	1,908
27	Fadesa Inmobiliaria S.A. (c)	987
52	Gamesa Corp.Tecnologica S.A. (c)	1,135
30	Grupo Ferrovial S.A. (c)	2,485
		12,465
	Sweden — 2.4%
73	Boliden AB, Class B (a)	1,486
66	Lindex AB (a)	974
194	Nordea Bank AB (c)	2,502
76	Saab AB, Class B	1,954
52	Svenska Cellulosa AB, Class B (c)	2,343
		9,259
	Switzerland — 6.4%
3	Banque Cantonale Vaudoise	966
4	Helvetia Patria Holding	1,177
18	Nestle S.A. (c)	5,335
75	Novartis AG	4,298
18	Roche Holding AG (c)	2,807
2	St Galler Kantonalbank (a) (c)	705
12	Swiss Life Holding	2,762
33	Xstrata plc	1,178
22	Zurich Financial Services AG (a) (c)	5,313
		24,541
	Turkey — 0.5%
276	Turkiye Vakiflar Bankasi Tao, Class D (a)	1,764
	United Kingdom — 27.6%
324	Amlin plc	1,677
87	Anglo American plc	3,711
82	Arriva plc	869
285	Ashtead Group plc	1,221
115	AstraZeneca plc	6,324
214	Aviva plc	3,116
425	Babcock International Group	2,462
188	Barclays plc	2,342
81	Barratt Developments plc	1,454
297	BG Group plc	3,955
52	BHP Billiton plc	1,066
693	Brit Insurance Holdings plc	1,207
169	British Airways plc (a)	1,024
93	British American Tobacco plc	2,362
139	British Energy Group plc (a)	1,694
102	British Land Co. plc	2,330
88	Cairn Energy plc (a)	3,738
176	Centrica plc	959
211	Charter plc (a)	3,075
842	Corus Group plc	1,291
763	Charlemagne Capital Ltd. (a)	1,391
430	Evolution Group plc	1,317
303	GlaxoSmithKline plc	8,722
645	HSBC Holdings plc	11,123
376	Imperial Chemical Industries plc	2,453
897	International Power plc (a)	4,877
208	Jessops plc	470
45	Land Securities Group plc	1,534
239	Lloyds TSB Group plc	2,313
23	Lonmin plc (f)	1,138
184	Marks & Spencer Group plc	1,955
210	National Grid plc	2,198
42	Peter Hambro Mining plc (a)	1,259
40	Premier Oil plc (a)	740
97	Rexam plc	966
10,139	Rolls-Royce Group plc, Class B	19
645	Royal & Sun Alliance Insurance Group	1,620
101	Scottish Power plc	1,034
33	Severfield-Rowen plc	762
99	SIG plc	1,640
64	Standard Chartered plc	1,701
92	Tate & Lyle plc	932
5	TI Automotive Ltd., Class A (a) (f)	—	(h)
197	Tullow Oil plc	1,477
110	United Utilities plc	1,349
62	Vedanta Resources plc	1,772
59	Viridian Group plc	1,043
155	Wimpey George plc	1,477
134	WPP Group plc	1,653
		104,812
	Total Common Stocks (Cost $262,315)	322,018

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Investments of Cash Collateral for Securities Loaned — 25.4%
	Certificates of Deposit — 0.8%
1,000	Credit Suisse First Boston, 4.90%, 10/17/06	1,000
700	Deutsche Bank, 4.97%, 01/22/08	700
500	Royal Bank of Canada, 4.80%, 11/13/06	500
700	Societe Generale, 4.91%, 06/20/07	700
		2,900
	Repurchase Agreements — 24.6%
15,129	Bank of America Securities LLC, 4.89%, dated 04/28/06, due 05/01/06, repurchase price $15,135, collateralized by U.S. Government Agency Mortgages	15,129
16,000	Barclays Capital, Inc., 4.91%, dated 04/28/06, due 05/01/06, repurchase price $16,007, collateralized by U.S. Government Agency Mortgages	16,000
10,000	Bear Stearns & Co., Inc. (the), 4.88%, dated 04/28/06, due 05/01/06, repurchase price $10,004, collateralized by U.S. Government Agency Mortgages	10,000
17,500	Lehman Brothers, Inc., 4.89%, dated 04/28/06, due 05/01/06, repurchase price $17,507, collateralized by U.S. Government Agency Mortgages	17,500
17,500	Morgan Stanley & Co., Inc., 4.90%, dated 04/28/06, due 05/01/06, repurchase price $17,507, collateralized by U.S. Government Agency Mortgages	17,500
17,500	UBS Securities LLC, 4.89%, dated 04/28/06, due 05/01/06, repurchase price $17,507, collateralized by U.S. Government Agency Mortgages	17,500
		93,629
	Total Investments of Cash Collateral for Securities Loaned (Cost $96,529)	96,529
	Total Investments — 110.1% (Cost $358,844)	418,547
	Liabilities in Excess of Other Assets — (10.1)%	(38,540)
	NET ASSETS — 100.0%	$380,007

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2006

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	15.0%
Pharmaceuticals	7.3
Insurance	7.0
Oil, Gas & Consumable Fuels	6.6
Metals & Mining	4.9
Chemicals	3.8
Machinery	3.5
Food Products	3.4
Construction & Engineering	2.9
Industrial Conglomerates	2.8
Real Estate Management & Development	2.6
Electric Utilities	2.4
Energy Equipment & Services	2.2
Communications Equipment	2.0
Capital Markets	1.9
Multi-Utilities	1.9
Household Durables	1.7
Diversified Financial Services	1.5
Auto Components	1.2
Health Care Providers & Services	1.2
Other (less than 1.0%)	8.9
Investments of Cash Collateral for Securities on Loan	25.4

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 4/30/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
605	DJ Euro Stoxx 50	June, 2006	$22,917	$75
130	FTSE 100 Index	June, 2006	7,831	(80)
				$(5)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.6% (l)
	Common Stocks — 95.2%
	Australia — 3.4%
384	AXA Asia Pacific Holdings Ltd.	1,839
116	BHP Billiton Ltd.	2,647
249	Boral Ltd.	1,808
55	Commonwealth Bank of Australia	1,954
677	Macquarie Airports	1,688
114	Rinker Group Ltd.	1,834
338	Southern Pacific Petroleum NL (a) (f)	—	(h)
245	Zinifex Ltd.	1,936
		13,706
	Austria — 0.4%
13	Bank Austria Creditanstalt AG	1,722
	Belgium — 1.4%
67	Dexia	1,778
51	Fortis	1,905
16	KBC Groep S.A.	1,845
		5,528
	Brazil — 0.5%
22	Petroleo Brasileiro S.A. ADR	1,941
	China — 0.4%
2,692	China Petroleum & Chemical Corp., Class H	1,722
	Denmark — 0.5%
31	Jyske Bank (a)	1,886
	Finland — 2.8%
69	Elisa OYJ, Class A	1,420
68	Fortum OYJ	1,712
46	Kesko OYJ, Class B	1,582
135	Nokia OYJ	3,056
44	Rautaruukki OYJ	1,536
43	Wartsila OYJ, Class B	1,830
		11,136
	France — 8.5%
63	Air France-KLM	1,477
15	Assurances Generales de France	1,922
47	AXA S.A. (a)	1,721
19	BNP Paribas	1,748
16	Bourbon S.A.	2,031
32	Bouygues S.A.	1,739
25	Cie de Saint-Gobain	1,900
17	CNP Assurances	1,804
46	Credit Agricole S.A.	1,849
15	Lafarge S.A.	1,851
6	Natexis Banques Populaires	1,730
17	Renault S.A.	1,936
20	Sanofi-Aventis	1,882
12	Societe Generale	1,815
40	Suez S.A.	1,579
18	Total S.A.	5,101
51	Vivendi S.A.	1,870
		33,955
	Germany — 7.1%
8	Adidas-Salomon AG	1,755
11	Allianz AG	1,759
22	BASF AG (a)	1,861
33	Bayerische Motoren Werke AG	1,822
45	Commerzbank AG	1,854
15	Deutsche Bank AG	1,869
95	Deutsche Lufthansa AG	1,749
93	Deutsche Telekom AG (a)	1,686
15	E.ON AG (a)	1,894
16	Henkel KGaA	1,753
24	MAN AG	1,819
4	Puma AG Rudolf Dassler Sport (a)	1,749
20	RWE AG Class A	1,730
7	SAP AG	1,617
21	Volkswagen AG (a)	1,659
13	Wacker Chemie AG (a)	1,742
		28,318
	Greece — 0.4%
52	Piraeus Bank S.A. (a)	1,627
	Hong Kong — 1.9%
841	China Netcom Group Corp Hong Kong Ltd.	1,537
707	Hutchison Telecommunications International Ltd.(a)	1,245
166	Swire Pacific Ltd., Class A	1,698
392	Wharf Holdings Ltd.	1,573
890	Wheelock & Co., Ltd.	1,655
		7,708
	India — 0.6%
41	Reliance Industries Ltd. GDR (e) (f)	1,860
17	Satyam Computer Services Ltd. ADR	608
		2,468
	Italy — 2.7%
282	Banca Intesa S.p.A.	1,673
205	Enel S.p.A.	1,774
61	ENI S.p.A.	1,874
136	Fiat S.p.A. (a)	1,913

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Italy — Continued
54	Fondiaria-Sai SpA (a)	1,626
244	UniCredito Italiano S.p.A.	1,839
		10,699
	Japan — 25.7%
56	ABC-Mart, Inc.	1,315
42	Aisin Seiki Co., Ltd.	1,564
34	Autobacs Seven Co., Ltd.	1,622
187	Bank of Fukuoka Ltd. (The)	1,607
152	Brother Industries Ltd.	1,701
24	Canon, Inc.	1,793
180	Chiba Bank Ltd. (The)	1,628
116	COMSYS Holdings Corp.	1,552
90	Dai Nippon Printing Co., Ltd.	1,612
192	Daicel Chemical Industries Ltd.	1,644
69	Daiichi Sankyo Co., Ltd.	1,777
129	Daiwa Securities Group, Inc.	1,781
24	Eisai Co., Ltd.	1,090
135	Fujikura Ltd.	1,556
62	Futaba Industrial Co., Ltd.	1,622
229	Gunze Ltd.	1,572
78	Hokkaido Electric Power Co., Inc.	1,733
29	Honda Motor Co., Ltd.	2,025
192	Itochu Corp.	1,738
38	Izumi Co., Ltd.	1,532
109	Japan Securities Finance Co., Ltd.	1,460
—(h)	Japan Tobacco, Inc.	1,789
42	JFE Holdings, Inc.	1,645
47	Joint Corp.	1,523
58	Keihin Corp.	1,710
82	Komatsu Ltd.	1,749
149	Kubota Corp.	1,678
70	Kyushu Electric Power Co., Inc.	1,628
54	Makita Corp.	1,596
315	Marubeni Corp.	1,813
69	Mitsubishi Corp.	1,674
134	Mitsubishi Gas Chemical Co., Inc.	1,774
193	Mitsubishi Rayon Co., Ltd.	1,769
—(h)	Mitsubishi Tokyo UFJ Financial Group, Inc.	4,159
105	Mitsubishi UFJ Securities Co., Ltd. (a)	1,648
114	Mitsui & Co., Ltd.	1,725
77	Mitsui Fudosan Co., Ltd.	1,724
93	Mitsui Trust Holdings, Inc.	1,282
—(h)	Mizuho Financial Group, Inc.	1,779
45	NGK Spark Plug Co., Ltd.	983
103	Nikko Cordial Corp.	1,661
11	Nintendo Co., Ltd.	1,695
225	Nippon Oil Corp.	1,776
453	Nippon Steel Corp. (a)	1,670
—(h)	Nippon Telegraph & Telephone Corp.	1,619
142	Nissan Motor Co., Ltd.	1,870
75	Nomura Holdings, Inc.	1,703
5	ORIX Corp.	1,545
58	Shinko Electric Industries	1,583
36	Sony Corp.	1,746
195	Sumitomo Chemical Co., Ltd.	1,706
154	Sumitomo Trust & Banking Co., Ltd. (The)	1,634
42	Suzuken Co., Ltd.	1,514
66	Suzuki Motor Corp.	1,606
90	Toyota Motor Corp.	5,252
56	Tsumura & Co.	1,485
13	Yamada Denki Co., Ltd.	1,414
66	Yamatake Corp.	1,732
80	Yamato Kogyo Co., Ltd.	1,724
		102,507
	Luxembourg — 0.8%
41	Arcelor (a)	1,693
64	Tenaris SA (a)	1,439
		3,132
	Mexico — 0.8%
46	America Movil S.A. de C.V., ADR, Series L	1,683
25	Cemex S.A. de C.V. ADR	1,693
		3,376
	Netherlands — 2.8%
57	ABN AMRO Holdings N.V.	1,707
41	European Aeronautic Defence & Space Co. N.V.	1,634
49	ING Groep N.V. CVA	1,996
56	Koninklijke Philips Electronics N.V.	1,920
110	Royal Dutch Shell plc, Class B	3,908
		11,165
	Norway — 1.4%
12	Norsk Hydro ASA	1,875
34	Orkla ASA	1,787
149	Telenor ASA	1,721
		5,383
	South Korea — 0.4%
2	Samsung Electronics Co., Ltd.	1,669
	Spain — 1.4%
82	Banco Bilbao Vizcaya Argentaria S.A.	1,821

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Spain — Continued
119	Banco Santander Central Hispano S.A.	1,832
85	Corp. Mapfre S.A.	1,807
		5,460
	Sweden — 1.2%
40	Svenska Cellulosa AB, Class B	1,811
502	Telefonaktiebolaget LM Ericsson, Class B	1,780
52	Fabege AB	1,004
		4,595
	Switzerland — 8.9%
114	ABB Ltd. (a)	1,619
2	Barry Callebaut AG (a)	621
35	Compagnie Financiere Richemont AG, Class A	1,813
59	Credit Suisse Group	3,723
21	Holcim Ltd.	1,793
19	Julius Baer Holding AG	1,826
8	Nestle S.A.	2,434
76	Novartis AG	4,340
22	Roche Holding AG	3,396
3	St Galler Kantonalbank (a)	1,326
8	Swiss Life Holdings	1,926
12	Syngenta AG (a)	1,606
46	UBS AG	5,425
51	Xstrata plc	1,847
7	Zurich Financial Services AG (a)	1,728
		35,423
	Taiwan — 1.2%
75	Chunghwa Telecom Co., Ltd. ADR	1,536
120	HON HAI Precision Industry Co., Ltd.	1,629
135	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,412
		4,577
	United Kingdom — 20.0%
353	Amlin plc	1,823
47	Anglo American plc	2,009
34	AstraZeneca plc	1,888
191	Autonomy Corp. plc (a)	1,554
118	Aviva plc	1,715
224	BAE Systems plc	1,700
158	Barclays plc	1,967
97	Barratt Developments plc	1,744
146	BG Group plc	1,946
653	BP plc	7,980
203	Bradford & Bingley plc	1,776
283	British Airways plc (a)	1,716
79	British Land Co. plc	1,795
90	Burren Energy plc	1,644
335	Centrica plc	1,824
199	GlaxoSmithKline plc	5,718
75	Hammerson plc	1,579
98	HBOS plc	1,727
374	HSBC Holdings plc	6,452
698	Legal & General Group plc	1,763
37	Lonmin plc	1,840
35	Man Group plc	1,605
191	Mitchells & Butlers plc	1,714
167	National Grid plc	1,752
505	Old Mutual plc	1,764
35	Rio Tinto plc	1,917
193	Rolls-Royce Group plc (a)	1,671
6,424	Rolls-Royce Group plc, Class B	12
720	Royal & Sun Alliance Insurance Group plc	1,806
91	Royal Bank of Scotland Group plc	2,975
82	Schroders plc	1,696
64	Standard Chartered plc	1,698
221	Taylor Woodward plc	1,539
1,734	Vodafone Group plc	4,101
63	Wolseley plc	1,567
78	Wolverhampton & Dudley Brew plc	1,838
		79,815
	Total Common Stocks (Cost $342,873)	379,518
	Preferred Stock — 0.4%
	Germany — 0.4%
10	Fresenius Medical Care AG (Cost $1,564)	1,732
	Total Long-Term Investments (Cost $344,437)	381,250
	Total Investments — 95.6% (Cost $344,437)	381,250
	Other Assets in Excess of Liabilities — 4.4%	17,418
	NET ASSETS — 100.0%	$398,668

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

Summary of Investments by Industry, April 30, 2006

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	14.3%
Oil, Gas & Consumable Fuels	7.9
Insurance	6.3
Capital Markets	5.8
Pharmaceuticals	5.4
Metals & Mining	5.1
Automobiles	4.5
Chemicals	3.0
Electric Utilities	2.6
Household Durables	2.5
Trading Companies & Distributors	2.5
Diversified Telecommunication Services	2.4
Construction Materials	2.3
Real Estate Management & Development	2.3
Wireless Telecommunication Services	2.2
Diversified Financial Services	1.8
Textiles, Apparel & Luxury Goods	1.7
Auto Components	1.5
Aerospace & Defense	1.3
Machinery	1.3
Airlines	1.2
Communications Equipment	1.2
Electrical Equipment	1.2
Food Products	1.2
Semiconductors & Semiconductor Equipment	1.2
Software	1.2
Other (less than 1.0%)	11.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1% (l)
	Common Stocks — 97.1%
	Auto Components — 4.9%
1,027	Bridgestone Corp. (c)	24,967
313	Denso Corp.	12,226
449	Showa Corp. (c)	9,025
		46,218
	Automobiles — 10.6%
461	Honda Motor Co., Ltd.	32,624
1,827	Mazda Motor Corp.	11,934
841	Nissan Motor Co., Ltd. (c)	11,049
781	Toyota Motor Corp.	45,649
		101,256
	Capital Markets — 6.7%
2	Asset Managers Co., Ltd.	4,661
64	Jafco Co., Ltd. (c)	4,225
982	Japan Asia Investment Co., Ltd.	7,530
1	Kenedix, Inc. (f)	6,691
687	Matsui Securities Co., Ltd. (c)	9,154
4	Monex Beans Holdings, Inc. (c)	4,645
1,650	Nikko Cordial Corp. (c)	26,594
		63,500
	Chemicals — 2.3%
132	Nitto Denko Corp.	11,044
1,184	Toray Industries, Inc.	11,061
		22,105
	Commercial Banks — 13.4%
819	Bank of Fukuoka Ltd. (The) (c)	7,039
2,154	Bank of Yokohama Ltd.	16,836
1,620	Kansai Urban Banking Corp. (c)	7,625
2	Mitsubishi UFJ Financial Group, Inc.	30,440
787	Mitsui Trust Holdings, Inc.	10,848
1,321	Nishi-Nippon City Bank Ltd. (The) (c)	6,697
4	Sumitomo Mitsui Financial Group, Inc.	47,750
		127,235
	Commercial Services & Supplies — 0.4%
3	Take And Give Needs Co., Ltd. (c)	4,315
	Consumer Finance — 0.6%
651	UFJ NICOS Co., Ltd. (c)	5,744
	Diversified Financial Services — 1.2%
96	Diamond Lease Co., Ltd. (c)	5,123
1	Fintech Global, Inc. (c)	5,996
		11,119
	Electrical Equipment — 0.7%
150	Ulvac, Inc. (c)	6,519
	Electronic Equipment & Instruments — 3.3%
484	Dainippon Screen Manufacturing Co., Ltd. (c)	5,038
192	Hoya Corp.	7,771
46	Iriso Electronics Co., Ltd.	1,749
18	Keyence Corp.	4,689
36	Miraial Co., Ltd. (i)	3,382
115	Nidec Corp. (c)	8,878
		31,507
	Food & Staples Retailing — 0.2%
106	Arcs Co., Ltd.	1,468
	Food Products — 0.6%
328	Kibun Food Chemifa Co., Ltd. (c)	6,108
	Hotels, Restaurants & Leisure — 1.2%
165	Chimney Co., Ltd. (i)	5,010
125	Resorttrust, Inc.	4,294
1	Rex Holdings Co., Ltd.	2,047
		11,351
	Household Durables — 4.4%
210	Arnest One Corp.	7,199
271	Daito Trust Construction Co., Ltd. (c)	14,089
2,378	Haseko Corp. (a) (c)	9,005
320	Japan General Estate Co., Ltd. (The)	5,976
81	Token Corp. (c)	5,244
		41,513
	Insurance — 0.9%
662	Mitsui Sumitomo Insurance Co., Ltd.	8,906
	Internet & Catalog Retail — 1.1%
133	ASKUL Corp. (c)	3,741
8	Rakuten, Inc.	6,425
		10,166
	Leisure Equipment & Products — 1.4%
329	Sega Sammy Holdings, Inc.	13,096
	Machinery — 5.4%
870	Kitz Corp.	8,053
956	Kubota Corp.	10,769
337	Nippon Filcon Co., Ltd. (c)	6,950
147	Showa Aircraft Industry Co., Ltd.	2,482
114	SMC Corp.	17,296
106	Takeuchi Manufacturing Co., Ltd.	5,675
		51,225

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 0.5%
153	Avex Group Holdings, Inc. (c)	4,558
	Metals & Mining — 4.0%
745	Dowa Mining Co., Ltd.	8,482
4,171	Sumitomo Metal Industries Ltd. (c)	17,557
800	Sumitomo Metal Mining Co., Ltd.	11,615
		37,654
	Multiline Retail — 3.0%
67	Don Quijote Co., Ltd. (c)	5,670
792	Isetan Co., Ltd.	16,218
173	Izumi Co., Ltd. (c)	6,919
		28,807
	Office Electronics — 0.9%
111	Canon, Inc.	8,395
	Oil, Gas & Consumable Fuels — 1.4%
1	Inpex Holdings, Inc. (a)	13,490
	Pharmaceuticals — 3.4%
327	Astellas Pharma, Inc.	13,626
812	Shionogi & Co., Ltd. (c)	13,691
473	Toyama Chemical Co., Ltd. (a) (c)	4,765
		32,082
	Real Estate Investment Trusts (REITs) — 7.0%
2	Creed Office Investment Corp. (a)	9,515
—(h)	Fukuoka REIT Corp.	3,798
1	Japan Hotel and Resort, Inc. (a) (c)	4,789
1	Japan Retail Fund Investment Corp.	11,064
—(h)	Kenedix, Inc. (a) (f)	1,639
1	Kenedix Realty Investment Corp.	4,487
2	Nippon Building Fund, Inc.	16,890
1	Premier Investment Co. (c) (i)	6,522
1	Top REIT, Inc. (a)	7,458
		66,162
	Real Estate Management & Development — 3.4%
48	Aeon Mall Co., Ltd.	2,397
2	Arealink Co., Ltd. (c)	4,858
78	Diamond City Co., Ltd. (c)	3,694
287	Mitsui Co., Ltd.	6,428
83	Sumitomo Real Estate Sales Co., Ltd. (c)	5,468
798	Tokyo Tatemono Co., Ltd. (c)	9,186
		32,031
	Road & Rail — 0.6%
1,067	Sankyu, Inc. (c)	5,912
	Semiconductors & Semiconductor Equipment — 1.0%
53	Advantest Corp. (c)	6,124
151	Mimasu Semiconductor Industry Co., Ltd. (c)	3,372
		9,496
	Specialty Retail — 3.9%
153	EDION Corp.	3,693
221	Konaka Co., Ltd.	4,666
426	Nishimatsuya Chain Co., Ltd. (c)	9,537
147	USS Co., Ltd.	10,950
78	Yamada Denki Co., Ltd.	8,452
		37,298
	Tobacco — 2.6%
6	Japan Tobacco, Inc.	25,071
	Trading Companies & Distributors — 6.1%
390	Advan Co., Ltd. (c) (i)	7,177
1,144	Mitsubishi Corp.	27,634
744	Mitsui & Co., Ltd. (c)	11,260
800	Sumitomo Corp.	11,961
		58,032
	Total Common Stocks (Cost $821,313)	922,339
PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 14.0%
	Certificates of Deposit — 2.0%
4,499	Canadian Imperial Bank, New York, FRN, 4.87%, 02/14/08	4,499
1,000	Credit Suisse First Boston, FRN, 4.90%, 10/17/06	1,000
4,000	Deutsche Bank, New York, FRN, 4.97%, 01/22/08	4,000
5,000	Norinchukin Bank, New York, FRN, 4.83%, 05/10/06	5,000
1,000	Royal Bank of Canada, FRN, 4.80%, 11/13/06	1,000
3,997	Societe Generale, New York, FRN, 4.91%, 06/20/07	3,997
		19,496
	Commercial Paper — 0.6%
5,463	ASAP Funding Ltd., FRN, 4.78%, 05/05/06	5,463
	Repurchase Agreements — 10.9%
23,324	Bank of America Securities LLC, 4.89%, dated 04/28/06, due 05/01/06, repurchase price $23,334, collateralized by U.S. Government Agency Mortgages	23,324

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — Continued
20,000	Barclays Capital, Inc., 4.91%, dated 04/28/06, due 05/01/06, repurchase price $20,008, collateralized by U.S. Government Agency Mortgages	20,000
10,000	Bear Stearns & Co., Inc. (the), 4.88%, dated 04/28/06, due 05/01/06, repurchase price $10,004, collateralized by U.S. Government Agency Mortgages	10,000
20,000	Lehman Brothers, Inc., 4.89%, dated 04/28/06, due 05/01/06, repurchase price $20,008, collateralized by U.S. Government Agency Mortgages	20,000
15,000	Morgan Stanley & Co., Inc., 4.90%, dated 04/28/06, due 05/01/06, repurchase price $15,006, collateralized by U.S. Government Agency Mortgages	15,000
15,000	UBS Securities LLC, 4.89%, dated, 04/28/06, due 05/01/06, repurchase price $15,006, collateralized by U.S. Government Agency Mortgages	15,000
		103,324
	Time Deposit — 0.5%
5,000	Landesbank Baden Wuerttermberg, FRN, 4.80%, 05/10/06	5,000
	Total Investments of Cash Collateral for Securities Loaned (Cost $133,283)	133,283
	Total Investments — 111.1% (Cost $954,596)	1,055,622
	Liabilities in Excess of Other Assets — (11.1)%	(105,208)
	NET ASSETS — 100.0%	$950,414

Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts

(Amounts in thousands)

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 04/30/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
1,287,535 JPY	5/8/2006	$11,313	$11,318	$5

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

JPMorgan International Equity Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands).

	MARKET VALUE	PERCENTAGES
Asia Equity Fund	$212,376	96.5%
Emerging Markets Equity Fund	201,857	58.3
International Equity Fund	4,101,044	95.9
International Growth Fund	5,802	93.2
International Opportunities Fund	103,760	93.3
International Value Fund	127,406	92.7
Intrepid European Fund	318,524	83.8
Intrepid International Fund	368,888	92.5
Japan Fund	922,338	97.0

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	All or a portion of this security is segregated for current or potential holdings with the custodian for forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

ADR—	American Depositary Receipt.

AUD—	Australian Dollar.

CDI—	Certificate of Interbank Deposits.

CHF—	Swiss Franc.

CVA—	Dutch Certification.

DKK—	Danish Krone.

EUR—	Euro.

FDR—	Foreign Depositary Receipt.

FRN—	Floating Rate Note. The rate shown is the rate in effect as of April 30, 2006.

GBP—	British Pound.

GDR—	Global Depositary Receipt.

HKD—	Hong Kong Dollar.

JPY—	Japanese Yen.

NOK—	Norwegian Krone.

REIT—	Real Estate Investment Trust.

RNC—	Risparmio Non-Convertible Savings Shares.

SEK—	Swedish Krona.

SGD—	Singapore Dollar.

THB—	Thailand Baht.

USD—	United States Dollar.

#—	For cross-currency exchange contracts, the settlement value is the market value at 4/30/06 of the currency being sold, and the value is the market value at 04/30/06 of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$214,367	$324,554	$4,786,867	$6,186		$109,026
Investments in affiliates, at value	—	—	—	—		1,661
Repurchase agreements, at value	—	—	566,736	—		22,174
Total investment securities, at value	214,367	324,554	5,353,603	6,186		132,861
Cash	7,252	20,706	21,910	48		808
Foreign cash	991	3,529	2,574	3		482
Receivables:
Investment securities sold	3,968	—	13,792	88		1,623
Fund shares sold	521	1,995	5,637	—		81
Interest and dividends	408	590	16,567	17		442
Tax reclaims	—	1	740	8		208
Variation margin on futures contracts	—	—	—	—		1,473
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—		2,647
Expense reimbursements	—	—	—	7		—
Prepaid expenses and other assets	—	—	1	—		—
Total Assets	227,507	351,375	5,414,824	6,357		140,625

LIABILITIES:
Payables:
Investment securities purchased	6,809	3,415	12,181	105		1,027
Collateral for securities lending program	—	—	1,120,608	—		23,694
Fund shares redeemed	266	534	2,938	—		123
Variation margin on futures contracts	—	—	—	—		1,484
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—		2,909
India capital gains tax	—	437	—	—		—
Accrued liabilities:
Investment advisory fees	172	296	2,744	—		43
Administration fees	9	28	348	—		1
Shareholder servicing fees	40	58	332	—		14
Distribution fees	1	9	58	2		3
Custodian and accounting fees	21	42	122	—		12
Trustees’ fees — deferred compensation plan	1	1	14	—	(b)	2
Other	55	14	220	25		43
Total Liabilities	7,374	4,834	1,139,565	132		29,355
Net Assets	$220,133	$346,541	$4,275,259	$6,225		$111,270

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund	International Opportunities Fund
NET ASSETS:
Paid in capital	$184,231	$329,338	$3,023,221	$4,969	$154,492
Accumulated undistributed (distributions in excess of) net investment income	(384)	579	14,285	(11)	443
Accumulated net realized gains (losses)	4,309	(82,606)	63,243	(639)	(75,840)
Net unrealized appreciation (depreciation)	31,977	99,230	1,174,510	1,906	32,175
Total Net Assets	$220,133	$346,541	$4,275,259	$6,225	$111,270

Net Assets:
Class A	$6,257	$22,899	$139,561	$4,998	$9,690
Class B	—	7,913	11,008	1,227	1,260
Class C	—	298	39,077	—	—
Select Class	192,792	232,574	4,085,613	—	56,100
Institutional Class	21,084	82,857	—	—	44,220
Total	$220,133	$346,541	$4,275,259	$6,225	$111,270

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	242	1,410	3,778	408	673
Class B	—	491	300	102	88
Class C	—	19	1,068	—	—
Select Class	7,410	14,164	110,307	—	3,861
Institutional Class	808	5,001	—	—	3,028

Net Asset Value:
Class A — Redemption price per share	$25.85	$16.24	$36.94	$12.26	$14.40
Class B — Offering price per share (a)	—	16.12	36.73	11.98	14.30
Class C — Offering price per share (a)	—	16.12	36.59	—	—
Select Class — Offering and redemption price per share	26.02	16.42	37.04	—	14.53
Institutional Class — Offering and redemption price per share	26.07	16.57	—	—	14.60
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$27.28	$17.14	$38.99	$12.94	$15.20

Cost of investments	$182,388	$224,949	$4,179,493	$4,280	$100,487
Cost of foreign currency	991	3,508	2,564	3	475
Market value of securities on loan	—	—	1,064,814	—	22,489

(a) Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Value Fund	Intrepid European Fund	Intrepid International Fund (a)	Japan Fund
ASSETS:
Investments in non-affiliates, at value	$134,280	$324,918	$381,250	$952,298
Investments in affiliates, at value	2,635	—	—	—
Repurchase agreements, at value	33,277	93,629	—	103,324
Total investment securities, at value	170,192	418,547	381,250	1,055,622
Cash	458	41,366	24,328	39,179
Foreign currency	509	3,457	140	21
Deposits with broker for open futures	—	2,368	—	—
Receivables:
Investment securities sold	3,472	10,155	7,582	11,169
Fund shares sold	866	4,994	7,118	6,706
Interest and dividends	594	915	1,001	4,098
Tax reclaims	225	75	121	—
Unrealized appreciation on forward foreign currency exchange contracts	1,968	—	—	5
Total Assets	178,284	481,877	421,540	1,116,800

LIABILITIES:
Payables:
Investment securities purchased	2,946	4,244	22,274	31,621
Collateral for securities lending program	34,877	96,529	—	133,283
Fund shares redeemed	386	399	293	285
Variation margin on futures contracts	—	262	—	—
Unrealized depreciation on forward foreign currency exchange contracts	2,404	—	—	—
Accrued liabilities:
Investment advisory fees	65	188	210	739
Administration fees	11	29	23	76
Shareholder servicing fees	19	57	21	187
Distribution fees	4	31	1	142
Custodian and accounting fees	7	34	—	—
Trustees’ fees — deferred compensation plan	1	2	1	2
Other	63	95	49	51
Total Liabilities	40,783	101,870	22,872	166,386
Net Assets	$137,501	$380,007	$398,668	$950,414

(a) Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	International Value Fund	Intrepid European Fund	Intrepid International Fund (a)	Japan Fund
NET ASSETS:
Paid in capital	$118,871	$300,115	$358,832	$842,693
Accumulated undistributed (distributions in excess of) net investment income	688	1,238	842	24
Accumulated net realized gains (losses)	(12,109)	18,823	2,197	6,581
Net unrealized appreciation (depreciation)	30,051	59,831	36,797	101,116
Total Net Assets	$137,501	$380,007	$398,668	$950,414

Net Assets:
Class A	$8,107	$75,278	$5,426	$658,204
Class B	4,709	18,452	—	8,374
Class C	—	11,645	220	3,232
Select Class	83,005	178,578	130,673	280,604
Institutional Class	41,680	96,054	262,349	—
Total	$137,501	$380,007	$398,668	$950,414

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	516	2,858	256	60,280
Class B	304	751	—	818
Class C	—	475	10	316
Select Class	5,257	6,741	6,098	25,705
Institutional Class	2,631	3,583	12,239	—

Net Asset Value:
Class A — Redemption price per share	$15.71	$26.33	$21.16	$10.92
Class B — Offering price per share (b)	15.48	24.57	—	10.23
Class C — Offering price per share (b)	—	24.51	21.15	10.22
Select Class — Offering and redemption price per share	15.79	26.49	21.43	10.92
Institutional Class — Offering and redemption price per share	15.84	26.81	21.44	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$16.58	$27.79	$22.33	$11.53

Cost of investments	$139,764	$358,844	$344,437	$954,596
Cost of foreign currency	508	3,406	140	21
Market value of securities on loan	33,038	91,818	—	126,601

(a) Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(b) Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   51

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

	Asia Equity Fund	Emerging Markets Equity Fund		International Equity Fund	International Growth Fund	International Opportunities Fund
INVESTMENT INCOME:
Dividend income	$1,205	$3,086		$41,800	$58	$1,409
Dividend income from affiliates (a)	— (b)	—		—	—	21
Interest income	1	74		299	— (b)	1
Income from securities lending (net)	—	1		883	—	38
Foreign taxes withheld	(146)	(100)		(3,886)	(5)	(130)
Total Investment Income	1,060	3,061		39,096	53	1,339

EXPENSES:
Investment advisory fees	735	1,367		13,750	22	385
Administration fees	76	141		1,773	3	67
Distribution fees:
Class A	5	19		169	6	11
Class B	—	20		39	4	4
Class C	—	—	(b)	118	—	—
Shareholder servicing fees:
Class A	5	19		169	6	11
Class B	—	7		13	1	1
Class C	—	—	(b)	39	—	83
Select Class	162	223		4,062	—	26
Institutional Class	7	37		—	—	—
Custodian and accounting fees	96	172		623	23	69
Professional fees	46	48		62	37	38
Trustees’ fees	1	2		26	— (b)	1
Printing and mailing costs	5	7		179	2	12
Registration and filing fees	24	28		47	2	30
Transfer agent fees	16	33		275	5	49
Other	6	6		34	3	2
Total expenses	1,184	2,129		21,378	114	789
Less amounts waived	(86)	—		(2,809)	(33)	(89)
Less earnings credits	— (b)	—		— (b)	(1)	—
Less expense reimbursements	—	—		—	(21)	—
Less reimbursement for legal matters	—	—		(3)	—	—
Net expenses	1,098	2,129		18,566	59	700
Net Investment Income (Loss)	(38)	932		20,530	(6)	639

(a)	Includes reimbursements of investments advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund	International Opportunities Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$4,491	$400	$73,923	$202	$28,880
Futures	—	—	—	—	228
Foreign currency transactions	(13)	(165)	(217)	(4)	61
Net realized gain (loss)	4,478	235	73,706	198	29,169
Change in net unrealized appreciation (depreciation) of:
Investments	25,312	73,483	590,206	934	632
Futures	—	—	—	—	10
Foreign currency translations	(2)	(276)	597	2	(5)
Change in net unrealized appreciation (depreciation)	25,310	73,207	590,803	936	637
Net realized/unrealized gains (losses)	29,788	73,442	664,509	1,134	29,806
Change in net assets resulting from operations	$29,750	$74,374	$685,039	$1,128	$30,445

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   53

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

	International Value Fund	Intrepid European Fund	Intrepid International Fund (a)		Japan Fund
INVESTMENT INCOME:
Dividend income	$1,527	$3,207	$2,278		$4,585
Dividend income from affiliates (b)	69	—	—		—
Interest income	14	64	11		215
Income from securities lending (net)	25	73	—		347
Foreign taxes withheld	(125)	(393)	(238)		(321)
Total Investment Income	1,510	2,951	2,051		4,826

EXPENSES:
Investment advisory fees	336	818	759		2,902
Administration fees	58	130	92		299
Distribution fees:
Class A	6	61	4		663
Class B	10	55	—		21
Class C	—	25	—	(c)	2
Shareholder servicing fees:
Class A	6	61	4		663
Class B	3	18	—		7
Class C	83	8	—	(c)	1
Select Class	19	142	23		55
Institutional Class	—	34	78		—
Custodian and accounting fees	42	147	103		69
Professional fees	43	45	43		43
Trustees’ fees	1	2	1		4
Printing and mailing costs	4	3	5		—
Registration and filing fees	22	36	17		26
Transfer agent fees	23	70	16		35
Other	6	6	4		12
Total expenses	662	1,661	1,149		4,802
Less amounts waived	(25)	(50)	(225)		—
Net expenses	637	1,611	924		4,802
Net Investment Income (Loss)	873	1,340	1,127		24

(a) Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(b)	Includes reimbursements of investments advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	International Value Fund	Intrepid European Fund	Intrepid International Fund (a)	Japan Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$8,083	$17,254	$23,074	$6,748
Futures	435	1,796	31	—
Foreign currency transactions	(58)	259	9	17
Net realized gain (loss)	8,460	19,309	23,114	6,765
Change in net unrealized appreciation (depreciation) of:
Investments	17,499	49,933	15,019	82,380
Futures	(75)	(5)	—	—
Foreign currency translations	(386)	121	(16)	103
Change in net unrealized appreciation (depreciation)	17,038	50,049	15,003	82,483
Net realized/unrealized gains (losses)	25,498	69,358	38,117	89,248
Change in net assets resulting from operations	$26,371	$70,698	$39,244	$89,272

(a) Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(38)	$581	$932	$793
Net realized gain (loss)	4,478	4,173	235	21,119
Change in net unrealized appreciation (depreciation)	25,310	2,108	73,207	9,432
Change in net assets resulting from operations	29,750	6,862	74,374	31,344

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(17)	(9)	(21)	(9)
From net realized gains	(112)	—	—	—
Class B
From net investment income	—	—	—	(1)
Select Class
From net investment income	(659)	(185)	(439)	(213)
From net realized gains	(3,218)	—	—	—
Institutional Class
From net investment income	(61)	(217)	(258)	(395)
From net realized gains	(314)	—	—	—
Total distributions to shareholders	(4,381)	(411)	(718)	(618)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	114,343	38,452	71,474	86,618

NET ASSETS:
Change in net assets	139,712	44,903	145,130	117,344
Beginning of period	80,421	35,518	201,411	84,067
End of period	$220,133	$80,421	$346,541	$201,411
Accumulated undistributed (distributions in excess of) net investment income	$(384)	$391	$579	$365

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	International Equity Fund		International Growth Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,530	$37,687	$(6)	$(5)
Net realized gain (loss)	73,706	151,487	198	309
Change in net unrealized appreciation (depreciation)	590,803	65,068	936	405
Change in net assets resulting from operations	685,039	254,242	1,128	709

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(429)	(1,463)	—	—
From net realized gains	(2,257)	—	—	—
Class B
From net investment income	—	(65)	—	—
From net realized gains	(217)	—	—	—
Class C
From net investment income	(35)	(151)	—	—
From net realized gains	(467)	—	—	—
Select Class
From net investment income	(14,142)	(31,910)	—	—
From net realized gains	(43,903)	—	—	—
Total distributions to shareholders	(61,450)	(33,589)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	965,449	1,149,445	(2)	— (b)

NET ASSETS:
Change in net assets	1,589,038	1,370,098	1,126	709
Beginning of period	2,686,221	1,316,123	5,099	4,390
End of period	$4,275,259	$2,686,221	$6,225	$5,099
Accumulated undistributed (distributions in excess of) net investment income	$14,285	$8,361	$(11)	$(5)

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$639	$2,752	$873	$1,334
Net realized gain (loss)	29,169	31,123	8,460	6,446
Change in net unrealized appreciation (depreciation)	637	(4,740)	17,038	5,435
Change in net assets resulting from operations	30,445	29,135	26,371	13,215

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(115)	(174)	(45)	(12)
Class B
From net investment income	(11)	(10)	(15)	(11)
Select Class
From net investment income	(1,315)	(854)	(785)	(473)
Institutional Class
From net investment income	(1,174)	(3,512)	(548)	(862)
Total distributions to shareholders	(2,615)	(4,550)	(1,393)	(1,358)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(57,366)	(74,205)	21,420	31,789

NET ASSETS:
Change in net assets	(29,536)	(49,620)	46,398	43,646
Beginning of period	140,806	190,426	91,103	47,457
End of period	$111,270	$140,806	$137,501	$91,103
Accumulated undistributed (distributions in excess of) net investment income	$443	$2,419	$688	$1,208

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	Intrepid European Fund		Intrepid International Fund (a)
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,340	$1,590	$1,127	$1,997
Net realized gain (loss)	19,309	23,678	23,114	21,120
Change in net unrealized appreciation (depreciation)	50,049	1,417	15,003	(179)
Change in net assets resulting from operations	70,698	26,685	39,244	22,938

DISTRIBUTIONS TO SHAREHOLDERS
Class A
From net investment income	(249)	(224)	(27)	(72)
From net realized gains	(5,051)	(1,999)	—	—
Class B
From net investment income	(30)	(24)	—	—
From net realized gains	(1,874)	(724)	—	—
Class C
From net investment income	(15)	(6)	—	—
From net realized gains	(562)	(190)	—	—
Select Class
From net investment income	(764)	(204)	—	—
From net realized gains	(10,106)	(1,128)	—	—
Institutional Class
From net investment income	(635)	(480)	(1,598)	(2,813)
From net realized gains	(6,360)	(2,006)	—	—
Total distributions to shareholders	(25,646)	(6,985)	(1,625)	(2,885)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	162,656	43,454	254,751	(57,331)

NET ASSETS:
Change in net assets	207,708	63,154	292,370	(37,278)
Beginning of period	172,299	109,145	106,298	143,576
End of period	$380,007	$172,299	$398,668	$106,298
Accumulated undistributed (distributions in excess of) net investment income	$1,238	$1,591	$842	$1,340

(a) Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Japan Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24	$(415)
Net realized gain (loss)	6,765	5,624
Change in net unrealized appreciation (depreciation)	82,483	17,916
Change in net assets resulting from operations	89,272	23,125

DISTRIBUTIONS TO SHAREHOLDERS
Class A
From net realized gains	(4,432)	—
Class B
From net realized gains	(49)	—
Total distributions to shareholders	(4,481)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	663,138	131,295

NET ASSETS:
Change in net assets	747,929	154,420
Beginning of period	202,485	48,065
End of period	$950,414	$202,485
Accumulated undistributed (distributions in excess of) net investment income	$24	$—

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	Asia Equity Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,807	$2,445	$13,131	$7,571
Dividends reinvested	111	7	16	5
Cost of shares redeemed	(849)	(633)	(2,429)	(1,334)
Redemption fees	1	— (b)	2	— (b)
Change in net assets from Class A capital transactions	$3,070	$1,819	$10,720	$6,242

Class B
Proceeds from shares issued	$—	$—	$4,017	$2,902
Dividends reinvested	—	—	—	— (b)
Cost of shares redeemed	—	—	(599)	(311)
Redemption fees	—	—	1	— (b)
Change in net assets from Class B capital transactions	$—	$—	$3,419	$2,591

Class C
Proceeds from shares issued	$—	$—	$284 (a)	$—
Change in net assets from Class C capital transactions	$—	$—	$284	$—

Select Class
Proceeds from shares issued	$115,871	$57,143	$75,499	$108,929
Dividends reinvested	2,197	107	130	203
Cost of shares redeemed	(17,421)	(9,147)	(18,831)	(29,591)
Redemption fees	26	1	19	3
Change in net assets from Select Class capital transactions	$100,673	$48,104	$56,817	$79,544

Institutional Class
Proceeds from shares issued	$12,182	$4,867	$2,566	$4,403
Dividends reinvested	244	115	205	315
Cost of shares redeemed	(1,829)	(16,453)	(2,545)	(6,479)
Redemption fees	3	— (b)	8	2
Change in net assets from Institutional Class capital transactions	$10,600	$(11,471)	$234	$(1,759)

(a)	Commencement of offering of class of shares effective February 28, 2006.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	160	115	883	659
Reinvested	5	— (b)	1	— (b)
Redeemed	(36)	(30)	(160)	(118)
Change in Class A Shares	129	85	724	541

Class B
Issued	—	—	275	251
Reinvested	—	—	—	— (b)
Redeemed	—	—	(40)	(27)
Change in Class B Shares	—	—	235	224

Class C
Issued	—	—	19 (a)	—
Change in Class C Shares	—	—	19	—

Select Class
Issued	4,820	2,646	5,042	9,525
Reinvested	96	5	10	20
Redeemed	(713)	(429)	(1,242)	(2,610)
Change in Select Class Shares	4,203	2,222	3,810	6,935

Institutional Class
Issued	505	231	176	396
Reinvested	10	6	15	31
Redeemed	(73)	(790)	(161)	(598)
Change in Institutional Class Shares	442	(553)	30	(171)

(a)	Commencement of offering of class of shares effective February 28, 2006.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	International Equity Fund		International Growth Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$31,793	$65,969	$14	$16
Net assets acquired in tax free reorganization (Note 9)	—	36,808	—	—
Dividends reinvested	1,268	565	—	—
Cost of shares redeemed	(46,349)	(49,394)	(14)	(16)
Redemption fees	3	5	—	—	(b)
Change in net assets from Class A capital transactions	$(13,285)	$53,953	$—	$—	(b)

Class B
Proceeds from shares issued	$2,449	$2,979	$23	$9
Net assets acquired in tax free reorganization (Note 9)	—	10,696	—	—
Dividends reinvested	189	57	—	—
Cost of shares redeemed	(6,005)	(2,437)	(25)	(9)
Redemption fees	— (b)	— (b)	—	—
Change in net assets from Class B capital transactions	$(3,367)	$11,295	$(2)	$—

Class C
Proceeds from shares issued	$11,110	$15,323	$—	$—
Net assets acquired in tax free reorganization (Note 9)	—	1,822	—	—
Dividends reinvested	140	41	—	—
Cost of shares redeemed	(3,165)	(2,018)	—	—
Redemption fees	1	1	—	—
Change in net assets from Class C capital transactions	$8,086	$15,169	$—	$—

Select Class
Proceeds from shares issued	$546,221	$752,149	$—	$—
Net assets acquired in tax free reorganization (Note 9)	—	1,095,703	—	—
Subscriptions in-kind (Note 10)	841,540	—	—	—
Dividends reinvested	24,649	8,476	—	—
Cost of shares redeemed	(438,453)	(552,517)	—	—
Redemption in-kind (Note 10)	—	(234,871)	—	—
Redemption fees	58	88	—	—
Change in net assets from Select Class capital transactions	$974,015	$1,069,028	$—	$—

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Growth Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	942	2,227	1	2
Shares issued in connection with Fund reorganization (Note 9)	—	1,225	—	—
Reinvested	39	19	—	(2)
Redeemed	(1,369)	(1,653)	(1)	—
Change in Class A Shares	(388)	1,818	—	—

Class B
Issued	73	100	2	1
Shares issued in connection with Fund reorganization (Note 9)	—	358	—	—
Reinvested	6	2	—	—
Redeemed	(186)	(82)	(2)	(1)
Change in Class B Shares	(107)	378	—	—

Class C
Issued	332	523	—	—
Shares issued in connection with Fund reorganization (Note 9)	—	61	—	—
Reinvested	4	1	—	—
Redeemed	(95)	(68)	—	—
Change in Class C Shares	241	517	—	—

Select Class
Issued	16,153	25,318	—	—
Shares issued in connection with Fund reorganization (Note 9)	—	36,388	—	—
Subscriptions in-kind (Note 10)	24,614	—	—	—
Reinvested	761	280	—	—
Redemption in-kind (Note 10)	—	(7,689)	—	—
Redeemed	(12,769)	(18,557)	—	—
Change in Select Class Shares	28,759	35,740	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$689	$591	$4,585	$2,850
Net assets acquired in tax free reorganization (Note 9)	—	92	—	—
Dividends reinvested	104	121	32	10
Cost of shares redeemed	(826)	(6,498)	(460)	(385)
Redemption fees	— (b)	1	1	— (b)
Change in net assets from Class A capital transactions	$(33)	$(5,693)	$4,158	$2,475

Class B
Proceeds from shares issued	$205	$193	$2,991	$983
Dividends reinvested	10	9	12	9
Cost of shares redeemed	(175)	(578)	(196)	(257)
Redemption fees	— (b)	— (b)	— (b)	— (b)
Change in net assets from Class B capital transactions	$40	$(376)	$2,807	$735

Select Class
Proceeds from shares issued	$2,195	$68,371	$23,831	$35,196
Net assets acquired in tax free reorganization (Note 9)	—	19,755	—	—
Dividends reinvested	901	502	381	428
Cost of shares redeemed	(35,421)	(61,167)	(8,193)	(7,057)
Redemption fees	3	8	6	1
Change in net assets from Select Class capital transactions	$(32,322)	$27,469	$16,025	$28,568

Institutional Class
Proceeds from shares issued	$3,471	$25,064	$4,787	$11,921
Dividends reinvested	486	1,118	368	645
Cost of shares redeemed	(29,010)	(121,793)	(6,728)	(12,555)
Redemption fees	2	6	3	—
Change in net assets from Institutional Class capital transactions	$(25,051)	$(95,605)	$(1,570)	$11

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	52	53	316	243
Shares issued in connection with Fund reorganization (Note 9)	—	9	—	—
Reinvested	8	11	2	1
Redeemed	(63)	(596)	(32)	(32)
Change in Class A Shares	(3)	(523)	286	212

Class B
Issued	16	17	211	85
Reinvested	1	1	1	1
Redeemed	(14)	(52)	(14)	(22)
Change in Class B Shares	3	(34)	198	64

Select Class
Issued	170	6,276	1,651	2,985
Shares issued in connection with Fund reorganization (Note 9)	—	1,758	—	—
Reinvested	72	47	28	39
Redeemed	(2,681)	(5,388)	(553)	(594)
Change in Select Class Shares	(2,439)	2,693	1,126	2,430

Institutional Class
Issued	267	2,268	336	1,045
Reinvested	39	103	27	58
Redeemed	(2,179)	(10,961)	(459)	(1,084)
Change in Institutional Class Shares	(1,873)	(8,590)	(96)	19

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	Intrepid European Fund		Intrepid International Fund (a)
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)		Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$31,568	$14,506	$2,765		$538
Dividends reinvested	4,518	1,563	21		39
Cost of shares redeemed	(4,670)	(21,857)	(769)		(3,741)
Redemption fees	16	5	—	(b)	—
Change in net assets from Class A capital transactions	$31,432	$(5,783)	2,017		$(3,164)

Class B
Proceeds from shares issued	$4,511	$2,222	$—		$—
Dividends reinvested	1,561	571	—		—
Cost of shares redeemed	(2,524)	(4,229)	—		—
Redemption fees	6	2	—		—
Change in net assets from Class B capital transactions	$3,554	$(1,434)	$—		$—

Class C
Proceeds from shares issued	$6,720	$951	$212	(c)	$—
Dividends reinvested	307	86	—	(c)	—
Cost of shares redeemed	(375)	(979)	—	(c)	—
Redemption fees	2	— (b)	—	(b)(c)	—
Change in net assets from Class C capital transactions	$6,654	$58	$212		$—

Select Class
Proceeds from shares issued	$87,993	$52,761	$126,868	(c)	$—
Dividends reinvested	6,511	1,134	—	(c)	—
Cost of shares redeemed	(8,887)	(8,603)	(7	)(c)	—
Redemption fees	34	8	3	(c)	—
Change in net assets from Select Class capital transactions	$85,651	$45,300	$126,864		$—

Institutional Class
Proceeds from shares issued	$37,037	$22,169	$187,524		$13,164
Dividends reinvested	1,970	478	177		454
Cost of shares redeemed	(3,664)	(17,340)	(62,043)		(67,787)
Redemption fees	22	6	—		2
Change in net assets from Institutional Class capital transactions	$35,365	$5,313	$125,658		$(54,167)

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Intrepid International Fund (a)
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)		Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	1,315	657	138		34
Reinvested	210	76	1		2
Redeemed	(200)	(1,006)	(39)		(232)
Change in Class A Shares	1,325	(273)	100		(196)

Class B
Issued	201	108	—		—
Reinvested	78	30	—		—
Redeemed	(113)	(204)	—		—
Change in Class B Shares	166	(66)	—		—

Class C
Issued	305	45	10	(c)	—
Reinvested	15	5	—	(c)	—
Redeemed	(17)	(47)	—	(c)	—
Change in Class C Shares	303	3	10		—

Select Class
Issued	3,723	2,384	6,098	(c)	—
Reinvested	300	55	—	(c)	—
Redeemed	(373)	(395)	—	(b)(c)	—
Change in Select Class Shares	3,650	2,044	6,098		—

Institutional Class
Issued	1,589	997	9,309		807
Reinvested	90	23	9		28
Redeemed	(155)	(802)	(2,993)		(3,975)
Change in Institutional Class Shares	1,524	218	6,325		(3,140)

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(b)	Amount rounds to less than 1,000.

(c)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	Japan Fund
	Six Months Ended 4/30/2006 (Unaudited)		Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$557,802		$155,564
Dividends reinvested	1,690		—
Cost of shares redeemed	(182,094)		(24,936)
Redemption fees	39		6
Change in net assets from Class A capital transactions	$377,437		$130,634

Class B
Proceeds from shares issued	$6,093		$1,036
Dividends reinvested	21		—
Cost of shares redeemed	(468)		(375)
Redemption fees	—	(b)	— (b)
Change in net assets from Class B capital transactions	$5,646		$661

Class C
Proceeds from shares issued	$3,202	(a)	$—
Redemption fees	—	(a)(b)	—
Change in net assets from Class C capital transactions	$3,202		$—

Select Class
Proceeds from shares issued	$277,610	(a)	$—
Cost of shares redeemed	(758	)(a)	—
Redemption fees	1	(a)	—
Change in net assets from Select Class capital transactions	$276,853		$—

(a)	Commencement of offering of class of shares effective February 28, 2006.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Japan Fund
	Six Months Ended 4/30/2006 (Unaudited)		Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	54,769		18,442
Reinvested	171		—
Redeemed	(16,768)		(3,049)
Change in Class A Shares	38,172		15,393

Class B
Issued	639		132
Reinvested	2		—
Redeemed	(49)		(51)
Change in Class B Shares	592		81

Class C
Issued	316	(a)	—
Change in Class C Shares	316		—

Select Class
Issued	25,775	(a)	—
Redeemed	(70	)(a)	—
Change in Select Class Shares	25,705		—

(a)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Asia Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	$21.68	$0.10		$5.01	$5.11	$(0.12)	$(0.82)	$(0.94)	$—	(f)
Year Ended October 31, 2005	18.32	0.22	(e)	3.37	3.59	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2004	17.74	0.06	(e)	0.63	0.69	(0.11)	—	(0.11)	—
Year Ended October 31, 2003	13.69	—	(e)(f)	4.05	4.05	—	—	—	—
November 1, 2001 (d) to October 31, 2002	15.00	(0.02)		(1.29)	(1.31)	—	—	—	—

Emerging Markets Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	12.23	0.03	(e)	4.01	4.04	(0.03)	—	(0.03)	—	(f)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(0.06)	—	(f)
Year Ended October 31, 2004	7.49	0.05	(e)	2.06	2.11	(0.10)	—	(0.10)	—
Year Ended October 31, 2003	5.21	0.04	(e)	2.27	2.31	(0.03)	—	(0.03)	—
Year Ended October 31, 2002	5.14	(0.06	)(e)	0.17	0.11	(0.04)	—	(0.04)	—
September 28, 2001 (d) to October 31, 2001	4.88	(0.01	)(e)	0.27	0.26	—	—	—	—

International Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	30.82	0.14		6.62	6.76	(0.11)	(0.53)	(0.64)	—	(f)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2004	23.17	0.27	(e)	3.86	4.13	(0.21)	—	(0.21)	—
Year Ended October 31, 2003	19.42	0.28	(e)	3.66	3.94	(0.19)	—	(0.19)	—
February 28, 2002 (d) to October 31, 2002	21.81	0.04	(e)	(2.37)	(2.33)	(0.06)	—	(0.06)	—

International Growth Fund
Six Months Ended April 30, 2006 (Unaudited)	10.04	(0.01)		2.23	2.22	—	—	—	—
Year Ended October 31, 2005	8.63	(0.01)		1.42	1.41	—	—	—	—
Year Ended October 31, 2004	7.80	(0.01)		0.86	0.85	(0.02)	—	(0.02)	—
Year Ended October 31, 2003	6.25	0.02		1.53	1.55	—	—	—	—
Year Ended October 31, 2002	7.22	(0.01)		(0.96)	(0.97)	—	—	—	—
December 29, 2000 (d) to October 31, 2001	10.00	(0.01)		(2.76)	(2.77)	(0.01)	—	(0.01)	—

International Opportunities Fund
Six Months Ended April 30, 2006 (Unaudited)	11.62	0.06		2.89	2.95	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2004	9.10	0.08	(e)	1.16	1.24	(0.17)	—	(0.17)	—
Year Ended October 31, 2003	7.49	—	(e)(f)	1.68	1.68	(0.07)	—	(0.07)	—
Year Ended October 31, 2002	8.63	0.02		(1.09)	(1.07)	(0.07)	—	(0.07)	—
September 10, 2001 (d) to October 31, 2001	9.18	(0.01	)(e)	(0.54)	(0.55)	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Amount less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$25.85	24.17%	$6,257	1.75%	(0.34)%	1.87%		33%
21.68	19.72	2,445	1.75	1.00	2.49		78
18.32	3.91	513	1.75	0.34	5.07	(g)	175
17.74	29.58	261	1.75	0.02	4.83	(g)	172
13.69	(8.73)	2,282	1.75	(0.12)	5.16	(g)	106

16.24	33.03	22,899	1.82	0.46	1.82		1
12.23	29.45	8,385	1.89	0.29	2.11		149
9.50	28.44	1,372	2.00	0.51	5.68		118
7.49	44.65	124	2.00	0.59	24.54	(g)	85
5.21	2.14	46	2.00	(0.47)	37.57	(g)	69
5.14	5.33	11	2.00	(1.53)	12.12	(g)	76

36.94	22.24	139,561	1.31	0.80	1.47		9
30.82	15.16	128,392	1.35	1.33	1.55		22
27.09	17.86	63,622	1.50	1.03	1.93		24
23.17	20.41	8,502	1.50	1.28	2.69	(g)	16
19.42	(10.70)	91	1.50	0.50	55.25	(g)	20

12.26	22.11	4,998	2.00	(0.10)	3.94		15
10.04	16.34	4,092	2.00	— (f)	5.25		37
8.63	10.93	3,519	2.00	(0.08)	7.25		47
7.80	24.80	3,174	2.00	0.36	7.29		38
6.25	(13.43)	2,543	2.00	(0.12)	7.20		73
7.22	(27.68)	2,922	2.00	(0.11)	5.19		35

14.40	25.64	9,690	1.42	0.92	1.52		39
11.62	15.89	7,852	1.59	0.85	1.64		58
10.17	13.81	12,195	1.90	0.85	2.12		98
9.10	22.70	10,650	1.90	(0.02)	2.39		79
7.49	(12.55)	12,057	1.90	0.20	1.98		121
8.63	(5.99)	21,237	1.90	(0.48)	1.90		110

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Value Fund
Six Months Ended April 30, 2006 (Unaudited)	$12.59	$0.11		$3.17	$3.28	$(0.16)	$—	$(0.16)	$—	(g)
Year Ended October 31, 2005	10.59	0.21	(f)	2.10	2.31	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2004	8.53	0.27	(f)	1.79	2.06	— (g)	—	— (g)	—
Year Ended October 31, 2003	6.98	0.03	(f)	1.77	1.80	(0.25)	—	(0.25)	—
Year Ended October 31, 2002	8.27	0.15	(f)	(1.32)	(1.17)	(0.12)	—	(0.12)	—
September 28, 2001 (d) to October 31, 2001	8.12	(0.01	)(f)	0.16	0.15	—	—	—	—

Intrepid European Fund
Six Months Ended April 30, 2006 (Unaudited)	23.12	0.10	(f)	6.40	6.50	(0.14)	(3.16)	(3.30)	0.01
Year Ended October 31, 2005	19.81	0.19	(f)	4.37	4.56	(0.13)	(1.12)	(1.25)	—	(g)
Year Ended October 31, 2004	16.94	0.19	(f)	2.68	2.87	—	—	—	—
Year Ended October 31, 2003	13.23	0.02	(f)	3.78	3.80	(0.09)	—	(0.09)	—
Year Ended October 31, 2002	12.96	0.14	(f)	0.13	0.27	—	—	—	—
Year Ended October 31, 2001	17.87	0.02	(f)	(3.24)	(3.22)	—	(1.69)	(1.69)	—

Intrepid International Fund (e)
Six Months Ended April 30, 2006 (Unaudited)	17.24	0.04	(f)	4.05	4.09	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2004	13.36	0.08	(f)	1.74	1.82	(0.16)	—	(0.16)	—
Year Ended October 31, 2003	10.90	0.06	(f)	2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2002	12.38	0.06		(1.53)	(1.47)	(0.01)	—	(0.01)	—
April 30, 2001 (d) to October 31, 2001	15.00	0.08	(f)	(2.70)	(2.62)	—	—	—	—

Japan Fund
Six Months Ended April 30, 2006 (Unaudited)	9.07	—	(f) (g)	1.97	1.97	—	(0.12)	(0.12)	—	(g)
Year Ended October 31, 2005	7.02	(0.04	)(f)	2.09	2.05	—	—	—	—	(g)
Year Ended October 31, 2004	6.68	(0.04	)(f)	0.38	0.34	—	—	—	—
Year Ended October 31, 2003	4.43	(0.05	)(f)	2.30	2.25	—	—	—	—
Year Ended October 31, 2002	5.29	(0.06)		(0.80)	(0.86)	—	—	—	—
Year Ended October 31, 2001	8.12	(0.08	)(f)	(2.75)	(2.83)	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$15.71	26.29%	$8,107	1.44%	1.56%	1.45%		45%
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(h)	108
8.53	26.71	60	1.45	0.37	10.04	(h)	132
6.98	(14.34)	163	1.45	1.13	15.97	(h)	138
8.27	1.85	10	1.45	(0.89)	11.06	(h)	85

26.33	31.45	75,278	1.48	0.84	1.50		73
23.12	23.83	35,445	1.57	0.85	1.71		281
19.81	16.94	35,781	1.75	1.01	2.13		440
16.94	28.94	31,322	1.70	0.17	2.47		717
13.23	2.08	27,208	1.65	1.03	2.45		1,021
12.96	(19.49)	32,317	1.75	0.17	2.07		564

21.16	23.89	5,426	1.50	0.45	1.67		87
17.24	16.28	2,700	1.63	0.64	1.76		56
15.02	13.74	5,294	1.69	0.58	1.97		93
13.36	23.77	6,000	1.80	0.54	2.41		79
10.90	(11.85)	7,000	1.80	0.40	2.37		97
12.38	(17.47)	4,000	1.80	0.29	5.48	(h)	43

10.92	21.88	658,204	1.67	(0.02)	1.67		66
9.07	29.20	200,558	1.75	(0.51)	1.86		164
7.02	5.09	47,106	1.75	(0.60)	2.84	(h)	221
6.68	50.79	3,562	1.75	(1.02)	19.54	(h)	797
4.43	(16.26)	734	1.75	(1.26)	22.18	(h)	409
5.29	(34.85)	751	1.75	(1.22)	9.28	(h)	196

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

							Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	$12.14	$—	(e)(f)	$3.98	$3.98	$—	$—	$—
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(0.02)
Year Ended October 31, 2004	7.45	0.03	(e)	2.02	2.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	5.20	—	(e)(f)	2.28	2.28	(0.03)	—	(0.03)
Year Ended October 31, 2002	5.13	(0.03	)(e)	0.14	0.11	(0.04)	—	(0.04)
September 28, 2001 (d) to October 31, 2001	4.88	(0.01	)(e)	0.26	0.25	—	—	—

International Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	30.65	0.05		6.56	6.61	—	(0.53)	(0.53)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.10	0.13	(e)	3.85	3.98	(0.11)	—	(0.11)
Year Ended October 31, 2003	19.39	0.15	(e)	3.68	3.83	(0.12)	—	(0.12)
February 28, 2002 (d) to October 31, 2002	21.81	0.03	(e)	(2.43)	(2.40)	(0.02)	—	(0.02)

International Growth Fund
Six Months Ended April 30, 2006 (Unaudited)	9.84	(0.03)		2.17	2.14	—	—	—
Year Ended October 31, 2005	8.50	(0.06)		1.40	1.34	—	—	—
Year Ended October 31, 2004	7.70	(0.04)		0.84	0.80	—	—	—
Year Ended October 31, 2003	6.20	(0.01)		1.51	1.50	—	—	—
Year Ended October 31, 2002	7.19	(0.04)		(0.95)	(0.99)	—	—	—
December 29, 2000 (d) to October 31, 2001	10.00	(0.04)		(2.77)	(2.81)	—	—	—

International Opportunities Fund
Six Months Ended April 30, 2006 (Unaudited)	11.53	0.04		2.85	2.89	(0.12)	—	(0.12)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	—	(0.08)
Year Ended October 31, 2004	9.03	0.02	(e)	1.16	1.18	(0.14)	—	(0.14)
Year Ended October 31, 2003	7.46	(0.04	)(e)	1.68	1.64	(0.07)	—	(0.07)
Year Ended October 31, 2002	8.63	(0.04)		(1.08)	(1.12)	(0.05)	—	(0.05)
September 10, 2001 (d) to October 31, 2001	9.18	(0.01	)(e)	(0.54)	(0.55)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Amount less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—	(f)	$16.12	32.78%	$7,913	2.32%	(0.06)%	2.32%		1%
—	(f)	12.14	28.81	3,108	2.39	(0.18)	2.53		149
—		9.44	27.68	302	2.50	0.31	6.52	(g)	118
—		7.45	43.99	95	2.50	0.03	25.36	(g)	85
—		5.20	2.04	41	2.50	(0.34)	36.79	(g)	69
—		5.13	5.12	11	2.50	(2.00)	12.62	(g)	76

—	(f)	36.73	21.83	11,008	1.97	0.14	1.97		9
—	(f)	30.65	14.50	12,463	1.97	1.06	1.99		22
—		26.97	17.27	768	2.00	0.49	2.44	(g)	24
—		23.10	19.84	178	2.00	0.74	6.19	(g)	16
—		19.39	(11.00)	22	2.00	0.27	74.45	(g)	20

—		11.98	21.75	1,227	2.50	(0.61)	4.44		15
—	(f)	9.84	15.76	1,007	2.50	(0.50)	5.76		37
—		8.50	10.39	870	2.50	(0.58)	7.74		47
—		7.70	24.19	788	2.50	(0.14)	7.79		38
—		6.20	(13.77)	634	2.50	(0.62)	7.69		73
—		7.19	(28.10)	719	2.50	(0.51)	5.66		35

—	(f)	14.30	25.27	1,260	1.92	0.45	2.02		39
—	(f)	11.53	15.40	980	2.07	0.45	2.11		58
—		10.07	13.23	1,199	2.40	0.24	2.63		98
—		9.03	22.18	1,403	2.40	(0.58)	2.89		79
—		7.46	(13.05)	1,365	2.40	(0.30)	2.49		121
—		8.63	(5.99)	2,950	2.40	(0.95)	2.40		110

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Value Fund
Six Months Ended April 30, 2006 (Unaudited)	$12.40	$0.12		$3.08	$3.20	$(0.12)	$—	$(0.12)
Year Ended October 31, 2005	10.41	0.14	(e)	2.09	2.23	(0.24)	—	(0.24)
Year Ended October 31, 2004	8.46	0.21	(e)	1.77	1.98	(0.03)	—	(0.03)
Year Ended October 31, 2003	6.96	(0.07	)(e)	1.82	1.75	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	(0.02	)(e)	(1.18)	(1.20)	(0.12)	—	(0.12)
September 28, 2001 (d) to October 31, 2001	8.12	(0.01	)(e)	0.17	0.16	—	—	—

Intrepid European Fund
Six Months Ended April 30, 2006 (Unaudited)	21.74	0.02	(e)	6.00	6.02	(0.04)	(3.16)	(3.20)
Year Ended October 31, 2005	18.71	0.10	(e)	4.09	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.08	0.08	(e)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.63	(0.06	)(e)	3.59	3.53	(0.08)	—	(0.08)
Year Ended October 31, 2002	12.48	0.05	(e)	0.10	0.15	—	—	—
Year Ended October 31, 2001	17.38	(0.09	)(e)	(3.12)	(3.21)	—	(1.69)	(1.69)

Japan Fund
Six Months Ended April 30, 2006 (Unaudited)	8.53	(0.03	)(e)	1.85	1.82	—	(0.12)	(0.12)
Year Ended October 31, 2005	6.64	(0.08	)(e)	1.97	1.89	—	—	—
Year Ended October 31, 2004	6.36	(0.10	)(e)	0.38	0.28	—	—	—
Year Ended October 31, 2003	4.25	(0.11	)(e)	2.22	2.11	—	—	—
Year Ended October 31, 2002	5.13	(0.12)		(0.76)	(0.88)	—	—	—
Year Ended October 31, 2001	7.93	(0.13	)(e)	(2.67)	(2.80)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Amount less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—	(f)	$15.48	25.96%	$4,709	1.94%	1.30%	1.95%		45%
—	(f)	12.40	21.69	1,314	1.94	1.21	2.60		76
—		10.41	23.51	441	1.95	2.21	7.71	(g)	108
—		8.46	25.97	249	1.95	(0.94)	10.41	(g)	132
—		6.96	(14.72)	171	1.95	(0.16)	15.43	(g)	138
—		8.28	1.97	10	1.95	(1.15)	11.58	(g)	85

0.01		24.57	31.13	18,452	1.98	0.19	2.00		73
—	(f)	21.74	23.17	12,716	2.06	0.47	2.20		281
—		18.71	16.36	12,187	2.27	0.47	2.64		440
—		16.08	28.13	11,583	2.35	(0.47)	3.09		717
—		12.63	1.20	10,017	2.39	0.38	3.20		1,021
—		12.48	(20.03)	10,905	2.50	(0.62)	2.82		564

—	(f)	10.23	21.50	8,374	2.17	(0.56)	2.17		66
—	(f)	8.53	28.46	1,927	2.36	(1.13)	2.37		164
—		6.64	4.40	959	2.50	(1.46)	4.44	(g)	221
—		6.36	49.65	469	2.50	(2.18)	20.70	(g)	797
—		4.25	(17.15)	109	2.50	(2.25)	22.96	(g)	409
—		5.13	(35.31)	135	2.47	(1.92)	11.24	(g)	196

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
February 28, 2006 (d) to April 30, 2006	$15.21	$0.01	(f)	$0.90	$0.91	$—	$—	$—

International Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	30.57	0.05		6.54	6.59	(0.04)	(0.53)	(0.57)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.05	0.11	(f)	3.86	3.97	(0.11)	—	(0.11)
January 31, 2003 (d) to October 31, 2003	18.43	0.08	(f)	4.65	4.73	(0.11)	—	(0.11)

Intrepid European Fund
Six Months Ended April 30, 2006 (Unaudited)	21.72	0.06	(f)	5.96	6.02	(0.07)	(3.16)	(3.23)
Year Ended October 31, 2005	18.69	0.09	(f)	4.10	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.06	0.08	(f)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.62	(0.06	)(f)	3.58	3.52	(0.08)	—	(0.08)
Year Ended October 31, 2002	12.47	0.05	(f)	0.10	0.15	—	—	—
Year Ended October 31, 2001	17.37	(0.08	)(f)	(3.13)	(3.21)	—	(1.69)	(1.69)

Intrepid International Fund (e)
February 28, 2006 (d) to April 30, 2006	19.66	0.03	(f)	1.46	1.49	—	—	—

Japan Fund
February 28, 2006 (d) to April 30, 2006	9.78	(0.03	)(f)	0.47	0.44	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—	(g)	$16.12	5.98%	$298	2.38%	(0.06)%	2.38%		1%

—	(g)	36.59	21.84	39,077	1.97	0.26	1.97		9
—	(g)	30.57	14.49	25,279	1.98	0.68	2.05		22
—		26.91	17.26	8,346	2.00	0.40	2.44	(h)	24
—		23.05	25.70	1,681	2.00	0.48	2.85	(h)	16

—	(g)	24.51	31.13	11,645	1.98	0.52	1.99		73
—	(g)	21.72	23.20	3,730	2.06	0.42	2.19		281
—		18.69	16.38	3,165	2.27	0.46	2.63		440
—		16.06	28.09	2,914	2.35	(0.42)	3.09		717
—		12.62	1.20	2,512	2.39	0.36	3.20		1,021
—		12.47	(20.04)	2,922	2.50	(0.55)	2.82		564

—	(g)	21.15	7.58	220	2.00	1.00	2.13		87

—	(g)	10.22	4.50	3,232	2.16	(0.61)	2.16		66

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	$21.82	$(0.01)		$5.18	$5.17	$(0.15)	$(0.82)	$(0.97)
Year Ended October 31, 2005	18.37	0.15		3.50	3.65	(0.20)	—	(0.20)
Year Ended October 31, 2004	17.80	0.14	(g)	0.60	0.74	(0.17)	—	(0.17)
Year Ended October 31, 2003	13.71	0.16	(g)	3.93	4.09	—	—	—
June 28, 2002 (d) to October 31, 2002	15.86	—	(h)	(2.15)	(2.15)	—	—	—

Emerging Markets Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	12.36	0.05	(g)	4.05	4.10	(0.04)	—	(0.04)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(0.06)
Year Ended October 31, 2004	7.53	0.08	(g)	2.06	2.14	(0.09)	—	(0.09)
Year Ended October 31, 2003	5.23	0.05	(g)	2.28	2.33	(0.03)	—	(0.03)
Year Ended October 31, 2002	5.13	0.03	(g)	0.12	0.15	(0.05)	—	(0.05)
Year Ended October 31, 2001 (e)	6.73	0.05	(g)	(1.61)	(1.56)	(0.04)	—	(0.04)

International Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	30.90	0.18		6.64	6.82	(0.15)	(0.53)	(0.68)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)
Year Ended October 31, 2004	23.19	0.33	(g)	3.90	4.23	(0.28)	—	(0.28)
Year Ended October 31, 2003	19.45	0.30	(g)	3.72	4.02	(0.28)	—	(0.28)
Year Ended October 31, 2002	21.20	0.21	(g)	(1.84)	(1.63)	(0.12)	—	(0.12)
Year Ended October 31, 2001	32.00	0.39		(6.35)	(5.96)	(0.18)	(4.66)	(4.84)

International Opportunities Fund
Six Months Ended April 30, 2006 (Unaudited)	11.75	0.14		2.86	3.00	(0.22)	—	(0.22)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	—	(0.23)
Year Ended October 31, 2004	9.22	0.15	(g)	1.18	1.33	(0.24)	—	(0.24)
Year Ended October 31, 2003	7.53	0.05	(g)	1.72	1.77	(0.08)	—	(0.08)
Year Ended October 31, 2002	8.64	0.08		(1.10)	(1.02)	(0.09)	—	(0.09)
December 1, 2000 to October 31, 2001 (e)(f)	11.81	0.08	(g)	(2.65)	(2.57)	(0.32)	(0.28)	(0.60)
Year Ended November 30, 2000	13.41	0.14		(1.58)	(1.44)	(0.16)	—	(0.16)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.

(f)	The Fund changed its fiscal year end from November 30 to October 31.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Prior to September 10, 2001, International Opportunities Fund invested all of its investable assets in The International Opportunities Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of the International Opportunities Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	(h)	$26.02	24.34%	$192,792	1.50%	(0.06)%	1.62%	33%
—	(h)	21.82	19.99	69,986	1.50	1.25	1.95	78
—		18.37	4.21	18,101	1.50	0.78	2.17	175
—		17.80	29.83	24,443	1.50	1.17	2.71	172
—		13.71	(13.56)	14,043	1.50	(0.03)	2.58	106

—	(h)	16.42	33.50	232,574	1.57	0.67	1.57	1
—	(h)	12.36	29.77	127,937	1.64	0.51	1.69	149
—		9.58	28.72	32,733	1.75	0.96	2.13	118
—		7.53	44.84	22,620	1.75	0.88	2.26	85
—		5.23	2.75	18,660	1.75	0.56	2.04	69
—		5.13	(23.23)	22,253	1.75	0.78	2.11	76

—	(h)	37.04	22.41	4,085,613	1.06	1.22	1.22	9
—	(h)	30.90	15.50	2,520,087	1.07	1.66	1.28	22
—		27.14	18.31	1,243,387	1.10	1.28	1.52	24
—		23.19	20.90	813,466	1.10	1.45	1.55	16
—		19.45	(7.74)	247,426	1.03	1.03	1.54	20
—		21.20	(21.62)	181,296	1.00	0.87	1.54	33

—	(h)	14.53	25.79	56,100	1.17	0.91	1.27	39
—	(h)	11.75	16.37	74,050	1.16	1.69	1.17	58
—		10.31	14.63	37,206	1.20	1.55	1.30	98
—		9.22	23.77	30,969	1.20	0.58	1.37	79
—		7.53	(11.98)	33,428	1.20	0.89	1.22	121
—		8.64	(22.66)	37,271	1.27	0.85	1.27	110	(i)
—		11.81	(10.87)	79,408	1.21	0.55	1.21	86	(i)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Value Fund
Six Months Ended April 30, 2006 (Unaudited)	$12.65	$0.16		$3.16	$3.32	$(0.18)	$—	$(0.18)
Year Ended October 31, 2005	10.59	0.22	(g)	2.12	2.34	(0.28)	—	(0.28)
Year Ended October 31, 2004	8.58	0.25	(g)	1.81	2.06	(0.05)	—	(0.05)
Year Ended October 31, 2003	7.01	(0.01	)(g)	1.83	1.82	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	0.07	(g)	(1.22)	(1.15)	(0.12)	—	(0.12)
Year Ended October 31, 2001 (d)	16.08	0.02	(g)	(3.39)	(3.37)	(1.14)	(3.29)	(4.43)

Intrepid European Fund
Six Months Ended April 30, 2006 (Unaudited)	23.28	0.14	(g)	6.43	6.57	(0.21)	(3.16)	(3.37)
Year Ended October 31, 2005	19.96	0.33	(d)	4.32	4.65	(0.20)	(1.13)	(1.33)
Year Ended October 31, 2004	17.00	0.29	(d)	2.67	2.96	— (h)	—	— (h)
Year Ended October 31, 2003	13.26	0.05	(d)	3.78	3.83	(0.09)	—	(0.09)
Year Ended October 31, 2002	12.97	0.14	(d)	0.15	0.29	—	—	—
September 10, 2001 (e) to October 31, 2001	13.14	—	(g)(h)	(0.17)	(0.17)	—	—	—

Intrepid International Fund (f)
February 28, 2006 (e) to April 30, 2006	19.90	0.07	(g)	1.46	1.53	—	—	—

Japan Fund
February 28, 2006 (e) to April 30, 2006	10.43	0.02	(g)	0.47	0.49	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.

(e)	Commencement of offering of class of shares.

(f)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—	(h)	$15.79	26.45%	$83,005	1.19%	1.51%	1.20%		45%
—	(h)	12.65	22.47	52,274	1.22	1.86	1.31		76
—		10.59	24.17	18,023	1.37	2.57	1.76		108
—		8.58	26.89	16,538	1.39	(0.15)	1.86		132
—		7.01	(14.09)	16,905	1.29	0.85	1.49		138
—		8.28	(26.66)	21,307	1.40	0.20	1.40		85

0.01		26.49	31.61	178,578	1.23	1.16	1.25		73
—	(h)	23.28	24.16	71,960	1.24	1.47	1.35		281
—		19.96	17.43	20,897	1.37	1.54	1.71		440
—		17.00	29.14	11,225	1.47	0.38	2.20		717
—		13.26	2.24	8,461	1.50	1.06	2.43		1,021
—		12.97	(1.29)	6,063	1.50	(0.06)	3.74	(i)	564

—	(h)	21.43	7.69	130,673	1.25	1.88	1.37		87

—	(h)	10.92	4.70	280,604	1.41	0.39	1.41		66

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	$21.84	$(0.01)		$5.19	$5.18	$(0.14)	$(0.82)	$(0.96)
Year Ended October 31, 2005	18.40	0.29		3.39	3.68	(0.24)	—	(0.24)
Year Ended October 31, 2004	17.84	0.17	(f)	0.59	0.76	(0.20)	—	(0.20)
Year Ended October 31, 2003	13.71	0.17	(f)	3.96	4.13	—	—	—
June 28, 2002 (d) to October 31, 2002	15.86	—		(2.15)	(2.15)	—	—	—

Emerging Markets Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	12.47	0.06	(f)	4.09	4.15	(0.05)	—	(0.05)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(0.08)
Year Ended October 31, 2004	7.59	0.11	(f)	2.07	2.18	(0.11)	—	(0.11)
Year Ended October 31, 2003	5.25	0.07	(f)	2.31	2.38	(0.04)	—	(0.04)
Year Ended October 31, 2002	5.14	0.04	(f)	0.12	0.16	(0.05)	—	(0.05)
Year Ended October 31, 2001	6.68	0.07	(f)	(1.60)	(1.53)	(0.01)	—	(0.01)

International Opportunities Fund
Six Months Ended April 30, 2006 (Unaudited)	11.82	0.05		2.97	3.02	(0.24)	—	(0.24)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	—	(0.25)
Year Ended October 31, 2004	9.26	0.18	(f)	1.18	1.36	(0.26)	—	(0.26)
Year Ended October 31, 2003	7.55	0.08	(f)	1.71	1.79	(0.08)	—	(0.08)
Year Ended October 31, 2002	8.64	0.09		(1.08)	(0.99)	(0.10)	—	(0.10)
December 1, 2000 to October 31, 2001 (e)	11.39	0.12	(f)	(2.60)	(2.48)	(0.11)	(0.16)	(0.27)
Year Ended November 30, 2000	12.92	0.08		(1.42)	(1.34)	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	The Fund changed its fiscal year end from November 30 to October 31.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Prior to September 10, 2001, International Opportunities Fund invested all of its investable assets in The International Opportunities Portfolio.
The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of the International Opportunities Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$0.01		$26.07	24.42%	$21,084	1.35%	0.14%	1.46%	33%
—	(g)	21.84	20.19	7,990	1.36	1.26	1.92	78
—		18.40	4.29	16,905	1.35	0.93	2.03	175
—		17.84	30.12	13,887	1.35	1.16	2.65	172
—		13.71	(30.56)	6,463	1.35	0.08	2.53	106

—	(g)	16.57	33.37	82,857	1.41	0.80	1.41	1
—	(g)	12.47	30.08	61,981	1.45	0.75	1.53	149
—		9.66	29.08	49,660	1.45	1.28	1.88	118
—		7.59	45.49	58,658	1.45	1.18	1.95	85
—		5.25	3.04	47,503	1.45	0.83	1.77	69
—		5.14	(22.98)	67,335	1.45	1.07	1.64	76

—	(g)	14.60	25.87	44,220	0.92	1.13	1.12	39
—	(g)	11.82	16.76	57,924	0.92	1.44	1.02	58
—		10.36	14.93	139,827	0.92	1.78	1.09	98
—		9.26	24.02	133,907	0.92	1.10	1.09	79
—		7.55	(11.67)	209,286	0.92	1.21	0.98	121
—		8.64	(22.24)	231,048	0.94	1.25	0.95	110	(h)
—		11.39	(10.55)	461,016	0.91	0.84	0.91	86	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Value Fund
Six Months Ended April 30, 2006 (Unaudited)	$12.70	$0.14		$3.20	$3.34	$(0.20)	$—	$(0.20)
Year Ended October 31, 2005	10.64	0.23	(e)	2.15	2.38	(0.32)	—	(0.32)
Year Ended October 31, 2004	8.61	0.29	(e)	1.83	2.12	(0.09)	—	(0.09)
Year Ended October 31, 2003	7.02	0.02	(e)	1.82	1.84	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	0.06	(e)	(1.19)	(1.13)	(0.13)	—	(0.13)
Year Ended October 31, 2001	12.28	0.07	(e)	(3.02)	(2.95)	—	(1.05)	(1.05)

Intrepid European Fund
Six Months Ended April 30, 2006 (Unaudited)	23.53	0.16	(e)	6.51	6.67	(0.24)	(3.16)	(3.40)
Year Ended October 31, 2005	20.16	0.33	(e)	4.43	4.76	(0.27)	(1.12)	(1.39)
Year Ended October 31, 2004	17.17	0.40	(e)	2.65	3.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	13.33	0.12	(e)	3.82	3.94	(0.10)	—	(0.10)
Year Ended October 31, 2002	12.99	0.24	(e)	0.10	0.34	—	—	—
September 10, 2001 (d) to October 31, 2001	13.14	(0.05	)(e)	(0.10)	(0.15)	—	—	—

Intrepid International Fund
Six Months Ended April 30, 2006 (Unaudited)	17.52	0.12	(e)	4.08	4.20	(0.28)	—	(0.28)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)
Year Ended October 31, 2004	13.60	0.19	(e)	1.75	1.94	(0.27)	—	(0.27)
Year Ended October 31, 2003	11.02	0.15	(e)	2.55	2.70	(0.12)	—	(0.12)
Year Ended October 31, 2002	12.43	0.14	(e)	(1.51)	(1.37)	(0.04)	—	(0.04)
May 1, 2001 (d) To October 31, 2001	15.00	0.07	(e)	(2.64)	(2.57)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Amount less than $0.01.

(g)Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—	(f)	$15.84	26.56%	$41,680	0.95%	1.65%	1.05%		45%
—	(f)	12.70	22.82	34,624	0.95	2.00	1.16		76
—		10.64	24.85	28,804	0.95	2.98	1.49		108
—		8.61	27.23	26,356	0.95	0.28	1.55		132
—		7.02	(13.89)	28,644	0.95	0.91	1.16		138
—		8.28	(26.06)	142,590	0.92	0.70	0.93		85

0.01		26.81	31.77	96,054	1.00	1.30	1.10		73
—	(f)	23.53	24.56	48,448	1.00	1.47	1.24		281
—		20.16	17.83	37,115	1.00	2.10	1.48		440
—		17.17	29.83	12,038	1.00	0.86	2.01		717
—		13.33	2.62	6,305	1.00	1.81	2.25		1,021
—		12.99	(1.14)	4,740	1.00	(2.60)	3.34	(g)	564

—	(f)	21.44	24.19	262,349	1.00	1.21	1.27		87
—	(f)	17.52	16.97	103,598	1.00	1.46	1.23		56
—		15.27	14.44	138,282	1.00	1.31	1.34		93
—		13.60	24.74	135,000	1.00	1.31	1.41		79
—		11.02	11.08	149,000	1.00	1.08	1.32		97
—		12.43	17.13	176,000	1.00	1.09	1.33		43

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) (“the Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Prior to February 19, 2005, Asia Equity Fund, International Growth Fund, Intrepid European Fund, Intrepid International Fund and Japan Fund were each a separate series of J.P. Morgan Mutual Fund Group. Emerging Markets Equity Fund, International Opportunities Fund and International Value Fund were each a separate series of J.P. Morgan Institutional Funds. International Equity Fund was a separate series of J.P. Morgan Mutual Fund Select Group. Effective after the close of business on February 18, 2005, each Fund was reorganized as a separate series of JPMorgan Trust I.

The following are nine separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Asia Equity Fund	Class A, Select Class and Institutional Class
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class
International Equity Fund	Class A, Class B, Class C and Select Class
International Growth Fund	Class A and Class B
International Opportunities Fund	Class A, Class B, Select Class and Institutional Class
International Value Fund	Class A, Class B, Select Class and Institutional Class
Intrepid European Fund	Class A, Class B, Class C, Select Class and Institutional Class
Intrepid International Fund	Class A, Class C, Select Class and Institutional Class
Japan Fund	Class A, Class B, Class C and Select Class

Effective December 15, 2005, with the approval of the Board of Trustees, the Tax Aware International Opportunities Fund was renamed Intrepid International Fund. Class C Shares commenced operations on February 28, 2006 for the Emerging Markets Equity Fund, Intrepid International Fund and Japan Fund. In addition, Select Class Shares commenced operations on February 28, 2006 for the Intrepid International Fund and Japan Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds’ prospectuses.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s adviser determines that use of another valuation methodology is

90   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of April 30, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
Emerging Markets Equity Fund	$13,040	3.8%
Japan Fund	22,091	2.3

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2006, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2006, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

F. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

G. Securities Lending — To generate additional income, each Fund (other than the International Growth Fund and Intrepid International Value Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”). The Securities Lending Agreement was effective with respect to the Funds on October 15, 2002 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of non-U.S. securities outstanding during a given month. For the period from the effective date of the Agreement through April 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

As of April 30, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid		Market Value of Collateral (a)	Market Value of Loaned Securities
Emerging Markets Equity Fund	$—	(b)	$—	$—
International Equity Fund	237		1,120,608	1,064,814
International Opportunities Fund	7		23,694	22,489
International Value Fund	5		34,877	33,038
Intrepid European Fund	9		96,529	91,818
Japan Fund	39		133,283	126,601

(a)	Includes cash collateral.

(b)	Amount rounds to less than $1,000.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, there fore, not considered to be illiquid investments.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

92   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. Redemption Fees — Generally shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Fund.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Asia Equity Fund	1.00%
Emerging Markets Equity Fund	1.00
International Equity Fund	0.80
International Growth Fund	0.80
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid European Fund	0.65
Intrepid International Fund	0.85
Japan Fund	1.00

Prior to November 30, 2005, JPMorgan Asset Management (London) Limited served as sub-advisor for the Intrepid European Fund, Japan Fund, International Growth Fund and International Equity Fund. The Advisor, on behalf of Asia Equity Fund, has entered into an investment sub-advisory agreement with JF International Management Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed to the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

Period Ended 04/30/06
International Equity Fund	$—
International Opportunities Fund	1
International Value Fund	3

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. (“JPMFD”), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds’ exclusive underwriter. JPMFD received no compensation in its capacity as the Funds’ underwriter.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B		Class C
Asia Equity Fund	0.25%	n/a	%	n/a	%
Emerging Markets Equity Fund	0.25	0.75		0.75
International Equity Fund	0.25	0.75		0.75
International Growth Fund	0.25	0.75		n/a
International Opportunities Fund	0.25	0.75		n/a
International Value Fund	0.25	0.75		n/a
Intrepid European Fund	0.25	0.75		0.75
Intrepid International Fund	0.25	n/a		0.75
Japan Fund	0.25	0.75		0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2006, the Distributor received the following (amounts in thousands):

	Front End Sales Charge		CDSC
Asia Equity Fund	$45		$—
Emerging Markets Fund	249		11
International Equity Fund	305		12
International Growth Fund	—	(b)	—
International Opportunities Fund	12		1
International Value Fund	80		1
Intrepid European Fund	487		10
Intrepid International Fund	30		—
Japan Fund	1,190		14

(b)	Amount rounds to less than $1,000.

JPMFD and the Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For per forming these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B		Class C		Select Class	Institutional Class
Asia Equity Fund	0.25%	n/a	%	n/a	%	0.25%	0.10%
Emerging Markets Equity Fund	0.25	0.25		0.25		0.25	0.10
International Equity Fund	0.25	0.25		0.25		0.25	n/a
International Growth Fund	0.25	0.25		n/a		n/a	n/a
International Opportunities Fund	0.25	0.25		n/a		0.25	0.10
International Value Fund	0.25	0.25		n/a		0.25	0.10
Intrepid European Fund	0.25	0.25		0.25		0.25	0.10
Intrepid International Fund	0.25	n/a		0.25		0.25	0.10
Japan Fund	0.25	0.25		0.25		0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for per forming such services.

94   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

Prior to February 19, 2005, JPMCB served as the Funds’ Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B		Class C		Select Class	Institutional Class
Asia Equity Fund	1.75%	n/a	%	n/a	%	1.50%	1.35%
Emerging Markets Equity Fund	2.00	2.50		2.50		1.75	1.45
International Equity Fund	1.31	2.00		2.00		1.06	n/a
International Growth Fund	2.00	2.50		n/a		n/a	n/a
International Opportunities Fund	1.42	1.92		n/a		1.17	0.92
International Value Fund	1.45	1.95		n/a		1.41	0.95
Intrepid European Fund	1.75	2.50		2.50		1.50	1.00
Intrepid International Fund	1.80	n/a		2.00		1.25	1.00
Japan Fund	1.75	2.50		2.50		1.50	n/a

The contractual expense limitation agreements were in effect for the six months ended April 30, 2006. The expense limitation percentages in the table above are in place until at least February 28, 2007.

For the six months ended April 30, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Asia Equity Fund	$66	$20	$—	$86	$—
International Equity Fund	—	—	2,809	2,809	3
International Growth Fund	23	3	7	33	21
International Opportunities Fund	14	49	26	89	—
International Value Fund	—	3	18	21	—
Intrepid European Fund	6	—	28	34	—
Intrepid International Fund	130	14	78	222	—

	Voluntary Waivers
	Investment Advisory	Administration	Total
International Value Fund	$—	$4	$4
Intrepid European Fund	16	—	16
Intrepid International Fund	3	—	3

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

The Funds may use related party broker/dealers. For the six months ended April 30, 2006, JPMorgan Asia Equity Fund and JPMorgan Japan Fund incurred approximately (in thousands) $46 and $11 respectively, as brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$155,983	$47,200
Emerging Markets Equity Fund	66,261	3,585
International Equity Fund	387,732	313,485
International Growth Fund	865	896
International Opportunities Fund	49,338	111,769
International Value Fund	71,497	49,148
Intrepid European Fund	259,439	173,207
Intrepid International Fund	397,926	160,514
Japan Fund	1,024,189	366,971

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Asia Equity Fund	$182,388	$34,443	$(2,464)	$31,979
Emerging Markets Equity Fund	224,949	100,293	(688)	99,605
International Equity Fund	4,179,493	1,194,692	(20,582)	1,174,110
International Growth Fund	4,280	1,936	(30)	1,906
International Opportunities Fund	100,487	32,997	(623)	32,374
International Value Fund	139,764	30,488	(60)	30,428
Intrepid European Fund	358,844	59,986	(283)	59,703
Intrepid International Fund	344,437	37,780	(967)	36,813
Japan Fund	954,596	107,091	(6,065)	101,026

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Funds had no borrowings outstanding at April 30, 2006, or at any time during the six months ended.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

96   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2006, substantially all of each Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2006, International Equity Fund, International Growth Fund, International Opportunities Fund, International Value Fund, Intrepid European Fund and Intrepid International Fund invested approximately 24.7%, 25.2%, 21.3%, 21.6%, 27.6% and 20.0%, respectively, of their respective portfolios in issuers in the United Kingdom. As of April 30, 2006, International Equity, International Growth, International Opportunities Fund and Intrepid International Fund invested approximately 22.5%, 25.7%, 21.0% and 25.7%, respectively, of their respective portfolios in securities in issuers in Japan. Asia Equity Fund invested 24.5% and 24.9% of its respective portfolio in issuers in Taiwan and South Korea. As of April 30, 2006, International Value Fund invested approximately 23.3% of its portfolio in Commercial Banks.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On July 1, 2004, Bank One Corporation, the former corporate parent of One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (“BOIA”), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, One Group Administrative Services and BOIA (renamed JPMorgan Investment Advisors Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMCB. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (“JPMDS”) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (“SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five-year period which commenced September 2004.

In addition, BOIA has agreed to and has commenced implementation of undertaking relating to among other things, governance and compliance initiatives. In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Trust(s) and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current Trustees of the Trust(s) and certain former Trustees of One Group Mutual Funds, removal of the One Group Mutual Funds’ investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys’ fees. In February 2004, these cases were transferred to the United States District Court for the District of Maryland for consolidated or coordinated pretrial case management. On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds would be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants would be dismissed. On March 1, 2006, the district court entered an order implementing these rulings, in which it dismissed certain claims against BOIA and its affiliates, all claims against One Group Mutual Funds, and all claims but one against the Trustees and former Trustees. On May 30, 2006, the district court ruled that the remaining claim against the Trustees and former Trustees is to be dismissed as well.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above. These matters are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On August 19, 2004, the Board of Trustees of the JPMorgan Funds approved management’s proposal to merge JPMorgan Global 50 Fund (the “Target Fund”) into JPMorgan International Opportunities Fund (the “Acquiring Fund”). Furthermore, on August 19, 2004, the Board of

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

Trustees of the JPMorgan Funds, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management’s proposal to merge the One Group Diversified International Fund (the “Target Fund”) into the JPMorgan International Equity Fund (the “Acquiring Fund”).

After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. The merger transactions were structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of reorganization, shareholders of the Target Funds received the number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
JPMorgan Global 50 Fund				$2,103
Class A	7	$92	$13.55
Select Class	1,451	19,755	13.62
Acquiring Fund
JPMorgan Fleming International Opportunities Fund				46,687
Class A	1,089	12,132	11.14
Class B	111	1,228	11.08
Select Class	3,792	42,634	11.24
Institutional Class	12,477	140,773	11.28
Post Reorganization
JPMorgan International Opportunities Fund				48,790
Class A	1,098	12,224	11.14
Class B	111	1,228	11.08
Select Class	5,550	62,389	11.24
Institutional Class	12,477	140,773	11.28

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
One Group Diversified International Fund				$135,411
Class A	2,528	$36,808	$14.56
Class B	816	10,696	13.11
Class C	139	1,822	13.10
Class I	74,915	1,095,703	14.63
Acquiring Fund
JPMorgan Fleming International Equity Fund				360,889
Class A	2,739	82,279	30.04
Class B	47	1,407	29.89
Class C	482	14,387	29.83
Select	52,128	1,569,841	30.12
Post Reorganization
JPMorgan International Equity Fund				496,300
Class A	3,964	119,087	30.04
Class B	405	12,103	29.89
Class C	543	16,209	29.83
Select Class	88,516	2,665,544	30.12

98   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

10. Transfers-In-Kind

For the year ended October 31, 2005, certain shareholders of the JPMorgan International Equity Fund redeemed Select Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates, at the market values listed and gains which resulted from the redemption in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
International Equity Fund	March 1, 2005	$120,296	$63,078	Redemption in-kind
	March 3, 2005	114,575	50,107	Redemption in-kind

After the close of business on February 3, 2006, several common trust funds managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the JPMorgan International Equity Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the JPMorgan International Equity Fund and the JPMorgan International Equity Fund received portfolio securities with market values as listed below, including net unrealized appreciation of $169,990 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan International Equity Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the International Equity Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank International Fund	$669,429	19,580
JPMorgan Chase Bank International Equity Trust	172,111	5,034
	841,540	24,614

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   99

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000– present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

100   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   101

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

102   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2005	Ending Account Value, April 30, 2006	Expenses Paid During November 1, 2005 to April 30, 2006	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual	$1,000.00	$1,241.70	$9.73	1.75%
Hypothetical**	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,243.40	8.34	1.50
Hypothetical**	1,000.00	1,017.36	7.50	1.50
Institutional Class
Actual	1,000.00	1,244.20	7.51	1.35
Hypothetical**	1,000.00	1,018.10	6.76	1.35

104   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	Beginning Account Value, November 1, 2005	Ending Account Value, April 30, 2006	Expenses Paid During November 1, 2005 to April 30, 2006	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,330.30	$10.52	1.82%
Hypothetical**	1,000.00	1,015.77	9.10	1.82
Class B
Actual	1,000.00	1,327.80	13.39	2.32
Hypothetical**	1,000.00	1,013.29	11.58	2.32
Class C
Actual*	1,000.00	1,059.80	4.10	2.38
Hypothetical**	1,000.00	1,012.99	11.88	2.38
Select Class
Actual	1,000.00	1,332.30	9.08	1.57
Hypothetical**	1,000.00	1,016.88	7.85	1.57
Institutional Class
Actual	1,000.00	1,333.70	8.16	1.41
Hypothetical**	1,000.00	1,017.80	7.05	1.41

International Equity Fund
Class A
Actual	1,000.00	1,222.40	7.22	1.31
Hypothetical**	1,000.00	1,018.30	6.56	1.31
Class B
Actual	1,000.00	1,218.30	10.84	1.97
Hypothetical**	1,000.00	1,015.03	9.84	1.97
Class C
Actual	1,000.00	1,218.40	10.84	1.97
Hypothetical**	1,000.00	1,015.03	9.84	1.97
Select Class
Actual	1,000.00	1,224.10	5.85	1.06
Hypothetical**	1,000.00	1,019.54	5.31	1.06

International Growth Fund
Class A
Actual	1,000.00	1,221.10	11.01	2.00
Hypothetical**	1,000.00	1,014.88	9.99	2.00
Class B
Actual	1,000.00	1,217.50	13.75	2.50
Hypothetical**	1,000.00	1,012.40	12.47	2.50

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2006

	Beginning Account Value, November 1, 2005	Ending Account Value, April 30, 2006	Expenses Paid During November 1, 2005 to April 30, 2006	Annualized Expense Ratio
International Opportunities Fund
Class A
Actual	$1,000.00	$1,256.40	$7.94	1.42%
Hypothetical**	1,000.00	1,017.75	7.10	1.42
Class B
Actual	1,000.00	1,252.70	10.72	1.92
Hypothetical**	1,000.00	1,015.27	9.59	1.92
Select Class
Actual	1,000.00	1,257.90	6.55	1.17
Hypothetical**	1,000.00	1,018.99	5.86	1.17
Institutional Class
Actual	1,000.00	1,258.70	5.15	0.92
Hypothetical**	1,000.00	1,020.23	4.61	0.92

International Value Fund
Class A
Actual	1,000.00	1,262.90	8.08	1.44
Hypothetical**	1,000.00	1,017.65	7.20	1.44
Class B
Actual	1,000.00	1,259.60	10.87	1.94
Hypothetical**	1,000.00	1,015.17	9.69	1.94
Select Class
Actual	1,000.00	1,264.50	6.68	1.19
Hypothetical**	1,000.00	1,018.89	5.96	1.19
Institutional Class
Actual	1,000.00	1,265.60	5.34	0.95
Hypothetical**	1,000.00	1,020.08	4.76	0.95

Intrepid European Fund
Class A
Actual	1,000.00	1,315.00	8.50	1.48
Hypothetical**	1,000.00	1,017.46	7.40	1.48
Class B
Actual	1,000.00	1,311.80	11.35	1.98
Hypothetical**	1,000.00	1,014.98	9.89	1.98
Class C
Actual	1,000.00	1,311.80	11.35	1.98
Hypothetical**	1,000.00	1,014.98	9.89	1.98
Select Class
Actual	1,000.00	1,316.60	7.06	1.23
Hypothetical**	1,000.00	1,018.70	6.16	1.23
Institutional Class
Actual	1,000.00	1,318.20	5.75	1.00
Hypothetical**	1,000.00	1,019.84	5.01	1.00

106   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2006

	Beginning Account Value, November 1, 2005	Ending Account Value, April 30, 2006	Expenses Paid During November 1, 2005 to April 30, 2006	Annualized Expense Ratio
Intrepid International Fund
Class A
Actual	$1,000.00	$1,238.90	$8.33	1.50%
Hypothetical**	1,000.00	1,017.36	7.50	1.50
Class C
Actual*	1,000.00	1,075.80	3.07	2.00
Hypothetical**	1,000.00	1,014.88	9.99	2.00
Select Class
Actual*	1,000.00	1,076.90	1.92	1.25
Hypothetical**	1,000.00	1,018.60	6.26	1.25
Institutional Class
Actual	1,000.00	1,241.90	5.56	1.00
Hypothetical**	1,000.00	1,019.84	5.01	1.00

Japan Fund
Class A
Actual	1,000.00	1,218.80	9.19	1.67
Hypothetical**	1,000.00	1,016.51	8.35	1.67
Class B
Actual	1,000.00	1,215.00	11.92	2.17
Hypothetical**	1,000.00	1,014.03	10.84	2.17
Class C
Actual*	1,000.00	1,045.00	13.69	2.16
Hypothetical**	1,000.00	1,014.68	10.79	2.16
Select Class
Actual*	1,000.00	1,047.00	2.41	1.41
Hypothetical**	1,000.00	1,017.30	7.05	1.41

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the actual period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)

APRIL 30, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   107

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund be fore investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully be fore investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. April 2006.	SAN-INTEQ-0406

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

JPMorgan Funds

Tax Aware Funds

JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Disciplined Equity Fund	2
JPMorgan Tax Aware Enhanced Income Fund	4
JPMorgan Tax Aware Large Cap Growth Fund	6
JPMorgan Tax Aware Large Cap Value Fund	8
JPMorgan Tax Aware Real Return Fund	10
JPMorgan Tax Aware Short-Intermediate Income Fund	12
JPMorgan Tax Aware U.S. Equity Fund	14
Schedules of Portfolio Investments	16
Financial Statements	38
Financial Highlights	54
Notes to Financial Statements	66
Trustees	73
Officers	75
Schedule of Shareholder Expenses	77

HIGHLIGHTS

•	U.S. equities boosted by strong corporate earnings

•	Significant increase in business investment

•	Core inflation up, flirting with the Fed’s comfort zone

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 9, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Tax Aware Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended April 30, 2006, along with reports from the portfolio managers.

“The U.S. economy continues to expand at a solid rate, despite the Fed’s ongoing campaign to raise short-term interest rates in an attempt to slow down activity.”

Equity Markets

The U.S. equity market ended 2005 on a positive note, with corporate earnings averaging a growth rate of 14% for the full year, and 2006 kicked off strongly with the Dow Jones Industrial Average rising above 11,000 for the first time since 2001.

From late 2005 through early 2006, the U.S. equity market weathered economic challenges that ranged from increasing interest rates and higher oil prices, which surpassed $70 a barrel at times, to global political instability. While negative headlines may have concerned investors, robust consumer spending, employment and manufacturing reports supported positive market returns.

Late in the period, U.S. equities were boosted by strong corporate earnings data as first-quarter reports flooded in. Approximately two-thirds of companies reported positive news in April, outweighing disappointments by a significant margin. Estimates for the final earnings tally edged up over the month, as the market expected an 11th straight quarter of double-digit profit growth.

The Fed continues to raise rates

Inflation worries were evident late in the period as the Institute for Supply Management (ISM) reported that its purchasing managers’ index rose to 57.3% in April, while the prices paid index rose to 71.5%, the largest increases these indexes have seen since November. By late April, core inflation was up 2% from a year ago, flirting with the top of the Federal Reserve’s (Fed) comfort zone.

The Fed kept its tightening campaign active throughout the period. In March, the Federal Open Market Committee (FOMC) raised the fed funds rate for the 15th consecutive time, by 25 basis points (bps) to reach 4.75%. With continued strong growth despite higher oil prices, expectations were that the Fed would hike short-term interest rates at its session in May and possibly again in June.

Treasury prices and yields fluctuated, as investors tried to anticipate the Fed’s next policy move. By the end of 2005, the yield curve flattened to the point of inversion, with the two-year Treasury trading at 4.40% before inching up slightly in early 2006. Interest rates at the longest end of the yield curve remained fairly stable. The 30-year Treasury actually declined slightly to end 2005 at 4.54% before moving up to yield 4.89% by the end of March.

Economic enthusiasm

Business investment saw its greatest increase in six years, with first-quarter growth of 14.3% compared with 4.5% for the previous quarter. However, the trade deficit continued to weigh on growth as imports exceeded exports for the period.

While the U.S. economy slowed late in 2005, it snapped back in the first quarter as the gross domestic product (GDP) reached 4.8%, the fastest growth in more than two years. In nominal terms, GDP rose to $13.02 trillion annualized, for a growth rate of 3.5% over the past four quarters. Economists expect GDP to slow to a more sustainable rate in the second quarter.

While wages and salary income continued to increase in the period (rising 0.5% in February and March), the personal savings rate did not keep pace. There was minimal improvement, to –0.3% in March from –0.6% in February. However, the savings rate has not been positive since March 2005.

By the end of the period, the U.S. consumer confidence index reached its highest level in nearly four years, increasing 2.1 points to 109.6 in April. Continued oil price increases and a possible end to the housing market boom could eventually dampen that enthusiasm.

Outlook

The U.S. economy continues to expand at a solid rate, despite the Fed’s ongoing campaign to raise short-term interest rates in an attempt to slow down activity. We still expect growth to decelerate at some point in 2006 as further Fed tightening and a slowing housing market eventually impact consumer spending, but we do not expect a recession. We look for the economy to slow around the middle of 2006 as the impact of the Fed’s monetary tightening campaign and higher bond yields constrain both consumer and corporate liquidity.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Disciplined Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	January 30, 1997
Fiscal Year-End	October 31
Net Assets as of 4/30/06 (In Thousands)	$454,100
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after-tax returns from a portfolio of selected equity securities, returned 9.19% (Institutional Class Shares) over the six months ended April 30, 2006, compared to the 9.65% return for the S&P 500 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund participated in the market’s advancement but underperformed its benchmark for the period. Stock selection in healthcare hindered performance, while stock selection in financials aided performance. Intel Corporation was a significant detractor, as the company’s stock fell on disappointing fourth-quarter 2005 earnings and lowered guidance for 2006. Investors were particularly concerned with the company’s decreased market share in the microprocessor space.

On the positive side, Goldman Sachs Group Inc. was a top contributor to performance, as the company reported earnings and revenues in each business segment that exceeded consensus expectations for the first quarter. In addition, the company raised its annual dividend by 40%, which was well received by investors and drove its stock price upward.

Q:	HOW WAS THE FUND MANAGED?

A:	We continue to focus on overweighting companies in each market sector deemed to be attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index to minimize volatility relative to the index and ensure that returns are driven primarily by stock selection. The Fund seeks to minimize the shareholder’s tax liability in connection with the Fund’s distribution of realized capital gains by minimizing the net gains available for distribution.

PORTFOLIO COMPOSITION**

Financials	21.6%
Information Technology	14.3
Health Care	12.5
Consumer Discretionary	12.5
Industrials	11.1
Energy	9.6
Consumer Staples	7.5
Utilities	3.4
Telecommunication Services	3.3
Materials	3.1
Short-Term Investment	0.7

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	General Electric Co.	3.6%
2.	Citigroup, Inc.	3.1
3.	Exxon Mobil Corp.	3.1
4.	Bank of America Corp.	2.5
5.	Microsoft Corp.	2.2
6.	Procter & Gamble Co.	1.9
7.	Altria Group, Inc.	1.8
8.	International Business Machines Corp.	1.6
9.	Coca-Cola Co. (The)	1.5
10.	U.S. Bancorp	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	1/30/97	13.27%	2.04%	7.31%

LIFE OF FUND PERFORMANCE (1/30/97 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 30, 1997.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Disciplined Equity Fund, S&P 500 Index and the Lipper Large-Cap Core Funds Index from January 30, 1997 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Enhanced Income Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	April 16, 1999
Fiscal Year-End	October 31
Net Assets as of 4/30/06 (In Thousands)	$145,769
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index
Average Credit Quality	A
Duration	0.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after-tax current income consistent with principal preservation, returned 1.57% (Institutional Class Shares) over the six months ended April 30, 2006, compared to the 2.06% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund was hurt by the general upward trend in short-term interest rates. Yields on two-year AAA-rated municipals rose 0.51% in response to increases in the federal funds rate. To offset this rise, we held a large part of the Fund in floating-rate instruments whose yields reset higher as short rates increased. We were also able to mitigate some of the impact through our tactical adjustments to the Fund’s interest-rate exposure.

Q:	HOW WAS THE FUND MANAGED?

A:	We concentrated our holdings at the front-end of the yield curve, with floating-rate instruments. This helped insulate the Fund from increased short-term rates without surrendering much yield due to the flatness of the yield curve. To enhance the performance of the Fund’s cash positions, we tactically moved between weekly and monthly floaters, favoring weeklies when short rates appeared to head upward, and reversing into monthlies when yields peaked. To improve the Fund’s yield, we swapped traditionally structured bonds for longer-maturity securities possessing put features that reduced the effective maturity to our target range of two years and shorter. These put securities, at time of issuance, were yielding 0.20–0.50% more than traditionally structured obligations. Detracting from performance were increased interest rates and the Fund’s high-quality bias, as investors’ quest for yield caused lower-rated securities to outperform. The Fund seeks to minimize the shareholder’s tax liability in connection with the Fund’s distribution of realized capital gains by minimizing the net gains realized for distributions.

PORTFOLIO COMPOSITION**

Municipal Bonds-Short-Term	43.5%
Municipal Bonds-Long-Term	33.0
Investment Company	5.6
Collateralized Mortgage Obligations	5.4
Corporate Bonds	4.7
Preferred Stock	3.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/01
Without Sales Charge		2.52%	1.78%	2.45%
With Sales Charge*		(0.57)	1.18	2.02
SELECT CLASS SHARES	5/6/99	2.75	2.00	2.61
INSTITUTIONAL CLASS SHARES	4/16/99	2.98	2.24	2.85

*	Sales Charge for Class A Shares is 3.00%.

LIFE OF FUND PERFORMANCE (4/16/99 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 16, 1999.

Returns for the Select Class Shares prior to its inception are calculated using the historical expenses of the Institutional Class Shares, which are lower than the expenses of the Select Class Shares.

Returns for the Class A Shares prior to its inception are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Enhanced Income Fund and Merrill Lynch 3-Month U.S. Treasury Bill Index from April 16, 1999 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the index reflects an initial investment at the end of the month following the Fund’s inception. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Large Cap Growth Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	January 1, 1997
Fiscal Year-End	October 31
Net Assets as of 4/30/06 (In Thousands)	$119,896
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Large Cap Growth Fund, which seeks to provide long-term capital growth while minimizing taxable capital gain distributions from a portfolio of large-cap equity securities, returned 7.67% (Select Class Shares) over the six months ended April 30, 2006, compared with the 7.06% return for the Russell 1000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Stock selection in the capital markets, software and retail sectors contributed to performance. In particular, Chicago Mercantile Exchange Holdings, the futures exchange operator, has benefited from the growing popularity of futures, which has driven volume and earnings growth as well as market share. Shares of Adobe Systems Inc. rose from the end of 2005 through the beginning of 2006, as the company reported better-than-expected fiscal fourth-quarter results and offered guidance that exceeded Street estimates. Drugstore chain CVS Corp. rose on the heels of strong earnings and comparable store sales. The company continues to experience single-digit growth in same store sales, particularly in pharmacy and merchandise departments.

Conversely, Alcon Inc., an eye care product distributor, detracted from performance, as the company’s shares declined when it settled several patent disputes and issued cautious fiscal 2006 guidance. UnitedHealth Inc. also impacted returns negatively, as the company’s shares declined on news of a widening scandal about stock option grants. EOG Resources Inc.’s shares sold off in February due to profit taking, especially in light of a natural gas price scenario that investors believed to be negative.

Q:	HOW WAS THE FUND MANAGED?

A:	We manage the Fund with a focus on companies that have strong business models, high returns on capital and free cash flow, along with leadership positions in their industries. In addition, we look to own companies whose future growth is above 12%. The Fund seeks to minimize the shareholder’s tax liability in connection with the Fund’s distribution of realized capital gains by minimizing the net gains realized for distributions.

PORTFOLIO COMPOSITION**

Information Technology	27.8%
Industrials	16.3
Health Care	14.4
Consumer Staples	9.9
Consumer Discretionary	9.1
Financials	8.5
Energy	5.6
Telecommunication Services	3.8
Materials	2.6
Short-Term Investment	1.0

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Google, Inc., Class A	3.5%
2.	Procter & Gamble Co.	3.0
3.	Corning, Inc.	3.0
4.	Chicago Mercantile Exchange Holdings, Inc.	2.8
5.	QUALCOMM, Inc.	2.7
6.	Boeing Co.	2.6
7.	General Electric Co.	2.6
8.	Microsoft Corp.	2.5
9.	Altria Group, Inc.	2.4
10.	Lowe’s Cos., Inc.	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

6   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	17.61%	(2.27)%	5.62%

TEN YEAR FUND PERFORMANCE (4/30/96 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 1, 1997.

The performance data for the Select Class Shares includes performance of a common trust fund for periods prior to the commencement of operations of the Fund on January 1, 1997. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Large Cap Growth Fund, Russell 1000® Growth Index, and Lipper Large Cap Growth Funds Index from April 30, 1996 to April 30, 2006.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 1000® Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Large Cap Value Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	January 1, 1997
Fiscal Year-End	October 31
Net Assets as of 4/30/06 (In Thousands)	$619,896
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Large Cap Value Fund, which seeks to provide income and capital appreciation while minimizing taxable capital gain distributions from a portfolio of large-cap equity securities, returned 10.99% (Select Class Shares) over the six months ended April 30, 2006, compared to the 12.91% return for the Russell 1000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund participated in the market’s advancement but underperformed its benchmark for the period. In particular, Edison International was a large detractor, as the company’s stock pulled back on investor concerns about its future rate case. Intel Corp. also hurt performance, as the company announced disappointing earnings. The company’s investors sold their shares, when it lost market share and suffered in sync with its industry.

On the positive side, Johnson Controls Inc. was a significant contributor due to solid growth in commercial construction. In addition, the company recently acquired York, a supplier of heating, ventilating, air conditioning and refrigeration equipment, noting that its integration was on schedule. Shares of Corning Inc. rose as momentum in the liquid crystal display (LCD) space accelerated. The company’s LCD business has been its primary source of upside, with robust year-over-year and sequential growth.

Q:	HOW WAS THE FUND MANAGED?

A:	We pursue capital appreciation by buying stocks that are out of favor and undervalued and then selling them when they return to favor and have achieved their full value. The Fund takes a traditional, disciplined approach to value investing — uncovering financially strong stocks that are attractively priced and have a short-to-intermediate-term catalyst for future appreciation. A strong “catalyst” for appreciation can include a corporate restructuring, an enhanced product line or a cyclical trend not properly discounted by the market. The Fund seeks to minimize the shareholder’s tax liability in connection with the Fund’s distribution of realized capital gains by minimizing the net gains realized for distributions.

PORTFOLIO COMPOSITION**

Financials	33.2%
Energy	14.2
Consumer Discretionary	10.5
Industrials	8.8
Information Technology	8.1
Health Care	7.6
Utilities	5.3
Telecommunication Services	4.6
Consumer Staples	3.6
Materials	3.0
Short-Term Investment	0.8

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Exxon Mobil Corp.	5.1%
2.	Bank of America Corp.	4.3
3.	Citigroup, Inc.	4.1
4.	Hewlett-Packard Co.	2.8
5.	Altria Group, Inc.	2.5
6.	ConocoPhillips	2.5
7.	Verizon Communications, Inc.	2.5
8.	Sprint Nextel Corp.	2.2
9.	Wachovia Corp.	2.2
10.	Goldman Sachs Group, Inc.	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

8   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	15.39%	4.44%	7.01%

TEN YEAR FUND PERFORMANCE (4/30/96 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 1, 1997.

The performance data for the Select Class Shares includes performance of a common trust fund for periods prior to the commencement of operations of the Fund on January 1, 1997. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Large Cap Value Fund, Russell 1000® Value Index and Lipper Large Cap Value Index from April 30, 1996 to April 30, 2006.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 1000® Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large Cap Value Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large Cap Value Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	August 31, 2005
Fiscal Year-End	October 31
Net Assets as of 4/30/06 (In Thousands)	$5,308
Primary Benchmark	Lehman Brothers 1–10 Year U.S. Treasury Inflation- Protected Securities (TIPS) Index
Average Credit Quality	AA+
Duration	6.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return, returned 1.35% (Institutional Class Shares) over the six months ended April 30, 2006, compared to the –0.03% return for the Lehman Brothers 1–10 Year U.S. TIPS Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to its inflation hedge and duration/yield curve positioning. As inflation expectations rose and the bond market sold off, the value of the inflation hedge increased and offset some of the price decline in the underlying portfolio. Inflation expectations increased because of oil supply concerns and solid economic growth numbers. Oil prices remained elevated through the period, reaching over $70/barrel in April due to geopolitical tensions in countries like Nigeria and Iran. The impact of Hurricanes Katrina and Rita also contributed to supply concerns. The Fund remained short and slightly barbelled in anticipation of the Federal Reserve’s (Fed) rate increases, which benefited performance when rates rose at the short end and the yield curve flattened. Credit spreads continued to tighten, as the supply of new issuance fell. As a result, our high-grade credit bias hurt the Fund when lower-credit quality bonds outperformed. The Fund seeks to minimize the shareholder’s tax liability in connection with the Fund’s distribution of realized capital gains by minimizing the net gains realized for distributions.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was composed of high-grade municipal securities and hedged for inflation with consumer price index (CPI) swaps. The CPI swaps were structured to receive actual realized inflation over the period. The Fund remained short compared to its benchmark, and the curve position was barbelled. This position added to performance, as rates increased and the curve flattened. The credit quality remained high, with average credit quality of AA+ as opposed to AAA.

PORTFOLIO COMPOSITION**

Municipal Bonds	97.3%
Short-Term Investments	4.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

10   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE	SINCE INCEPTION
JPMorgan Tax Aware Real Return Fund
CLASS A SHARES	8/31/05
Without CDSC		0.99%
With CDSC*		(3.55)
CLASS C SHARES	8/31/05
Without CDSC		0.67
With CDSC**		(0.33)
SELECT CLASS SHARES	8/31/05	1.14
INSTITUTIONAL CLASS SHARES	8/31/05	1.31
LEHMAN BROTHERS 1–10 YEAR
U.S. TREASURY INFLATION PROTECTED SECURITIES (TIPS) INDEX		0.17

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the period since inception.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

The performance of the Lehman Brothers 1–10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers 1–10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index tracks the performance of 1–10 year inflation-protected securities issued by the U.S. Treasury. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   11

JPMorgan Tax Aware Short-Intermediate Income Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	December 20, 2002
Fiscal Year-End	October 31
Net Assets as of 4/30/06 (In Thousands)	$467,666
Primary Benchmark	Lehman Brothers 1–5 Year Municipal Bond Index
Average Credit Quality	A–
Duration	2.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Short-Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities, returned 1.11% (Institutional Class Shares) over the six months ended April 30, 2006, compared to the 0.88% return for the Lehman Brothers 1–5 Year Municipal Bond Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund was impacted by the general upward trend in short-term interest rates. Yields on one-year AAA-rated municipals rose over 0.60% in response to increases in the federal funds rate, while rates on five-year obligations rose 0.34%. This caused the municipal yield curve (1–5 years) to flatten from 44 basis points (bps) to 18 bps. The flatness in the yield curve enabled us to purchase shorter obligations without sacrificing too much yield.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a short-duration position (relative to the benchmark) in anticipation that the Federal Reserve (Fed) would raise rates more than the market expected. This helped insulate the Fund from increased short-term rates and was the primary driver of performance. To improve the Fund’s yield, we swapped traditionally structured bonds for longer-maturity securities possessing put features that reduced the effective maturity to our target range of two years and shorter. These put securities, at time of issuance, were yielding 0.20–0.50% more than traditionally structured obligations. The Fund was also positioned to take advantage of a flattening in the yield curve by holding floating-rate obligations and concentrating fixed-rate purchases in the five-year part of the curve. Detracting from performance were increased interest rates and the Fund’s high-quality bias, as investors’ quest for yield caused lower-rated securities to outperform. The Fund seeks to minimize the shareholder’s tax liability in connection with the Fund’s distribution of realized capital gains by minimizing the net gains realized for distributions.

PORTFOLIO COMPOSITION**

Municipal Bonds	83.9%
Corporate Bonds	9.3
Collateralized Mortgage Backed Securities	3.9
Collateralized Mortgage Obligations	2.6
Preferred Stock	0.7
Foreign Government Securities	0.3
Asset Backed Securities	0.2
Short-Term Investment	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

12   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	12/20/02	1.31%	1.64%
INSTITUTIONAL CLASS SHARES	12/20/02	1.47	1.79

LIFE OF FUND PERFORMANCE (12/20/02 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 20, 2002.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Short-Intermediate Income Fund, Lehman 1–5 Year Municipal Bond Index, and Lipper Short-Intermediate Municipal Debt Funds Index from December 20, 2002 to April 30, 2006.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman 1–5 Year Municipal Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The unmanaged Lehman 1–5 Year Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 5 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   13

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	December 18, 1996
Fiscal Year-End	October 31
Net Assets as of 4/30/06 (In Thousands)	$708,677
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after-tax returns from a portfolio of selected equity securities, returned 9.22% (Select Class Shares) over the six months ended April 30, 2006, compared with the 9.65% return for the S&P 500 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund participated in the market’s advancement but underperformed its benchmark for the period. Stock selection in energy hindered performance, while stock selection in information technology aided performance. Microsoft Corp. was the Fund’s largest individual detractor, as the company posted lower-than-expected fiscal third-quarter results and reduced guidance for the 2007 fiscal year. Despite encouraging growth in the company’s server and home-entertainment businesses, its decision to forgo short-term profits to bolster spending in developing web-based software caught investors by surprise, triggering a sell-off in the stock.

Norfolk Southern Corp. was a top contributor to performance, as the company reported results that exceeded consensus expectations. Amid increased demand for freight rail transportation, the company continued to benefit from a strong pricing environment and solid volume growth in the intermodal division, which provides sea and railroad services to shippers.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a “bottom up” approach to constructing portfolios. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We continue to focus on overweighting companies in each market sector deemed to be attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index to minimize volatility relative to the index and ensure that returns are driven primarily by stock selection. The Fund seeks to minimize the shareholder’s tax liability in connection with the Fund’s distribution of realized capital gains by minimizing the net gains realized for distributions.

PORTFOLIO COMPOSITION**

Financials	22.0%
Information Technology	16.5
Health Care	12.7
Industrials	12.2
Energy	10.0
Consumer Discretionary	9.7
Consumer Staples	8.6
Telecommunication Services	2.8
Materials	2.3
Utilities	2.2
Short-Term Investment	0.6

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Bank of America Corp.	3.1%
2.	Citigroup, Inc.	3.1
3.	General Electric Co.	3.0
4.	Exxon Mobil Corp.	2.7
5.	Altria Group, Inc.	2.6
6.	Microsoft Corp.	2.6
7.	Pfizer, Inc.	2.4
8.	Hewlett-Packard Co.	2.2
9.	International Business Machines Corp.	2.1
10.	ConocoPhillips	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

14   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/16/01
Without Sales Charge		10.45%	1.01%	7.17%
With Sales Charge*		4.67	(0.08)	6.56
CLASS B SHARES	4/16/01
Without CDSC		9.89	0.40	6.82
With CDSC**		4.89	0.00	6.82
CLASS C SHARES	4/16/01
Without CDSC		9.89	0.38	6.82
With CDSC***		8.89	0.38	6.82
SELECT CLASS SHARES	12/18/96	10.70	1.20	7.28
INSTITUTIONAL CLASS SHARES	9/15/00	10.84	1.35	7.32

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/18/96 TO 4/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 18, 1996.

Returns for the Institutional Class Shares prior to its inception are calculated using the historical expenses of the Select Class Shares, which are higher than the expenses of the Institutional Class Shares.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 18, 1996 to April 30, 2006. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the S&P 500 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   15

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.9%
	Aerospace & Defense — 2.7%
18	Boeing Co.	1,519
5	General Dynamics Corp.	328
9	Honeywell International, Inc.	383
23	Lockheed Martin Corp.	1,731
57	Northrop Grumman Corp.	3,793
43	Raytheon Co.	1,907
44	United Technologies Corp.	2,779
		12,440
	Air Freight & Logistics — 0.3%
12	FedEx Corp.	1,324
	Auto Components — 1.0%
57	Johnson Controls, Inc.	4,624
	Beverages — 2.4%
166	Coca-Cola Co. (The)	6,966
64	Coca-Cola Enterprises, Inc.	1,240
46	PepsiCo, Inc.	2,659
		10,865
	Biotechnology — 1.6%
77	Amgen, Inc. (a)	5,227
14	Biogen Idec, Inc. (a)	637
20	Gilead Sciences, Inc. (a)	1,167
		7,031
	Capital Markets — 4.4%
56	E*Trade Financial Corp. (a)	1,381
39	Goldman Sachs Group, Inc.	6,171
56	Mellon Financial Corp.	2,103
51	Merrill Lynch & Co., Inc.	3,897
56	Morgan Stanley	3,614
41	State Street Corp.	2,698
		19,864
	Chemicals — 1.8%
28	Air Products & Chemicals, Inc.	1,884
29	Dow Chemical Co. (The)	1,161
35	Nalco Holding Co. (a)	654
17	PPG Industries, Inc.	1,161
30	Praxair, Inc.	1,662
34	Rohm & Haas Co.	1,731
		8,253
	Commercial Banks — 5.7%
228	Bank of America Corp.	11,401
10	Compass Bancshares, Inc.	533
39	TCF Financial Corp.	1,045
211	U.S. Bancorp	6,642
7	Wachovia Corp.	437
85	Wells Fargo & Co.	5,805
		25,863
	Communications Equipment — 3.9%
286	Cisco Systems, Inc. (a)	5,992
130	Corning, Inc. (a)	3,589
45	Juniper Networks, Inc. (a)	839
185	Motorola, Inc.	3,951
68	QUALCOMM, Inc.	3,496
		17,867
	Computers & Peripherals — 3.5%
27	Apple Computer, Inc. (a)	1,894
83	Dell, Inc. (a)	2,164
110	EMC Corp. (a)	1,481
73	Hewlett-Packard Co.	2,383
86	International Business Machines Corp.	7,089
20	NCR Corp.	784
5	Network Appliance, Inc. (a)	185
		15,980
	Consumer Finance — 0.7%
37	American Express Co.	2,013
12	Capital One Financial Corp.	996
		3,009
	Containers & Packaging — 0.1%
12	Temple-Inland, Inc.	548
	Diversified Financial Services — 3.6%
15	Ameriprise Financial, Inc.	739
26	CIT Group, Inc.	1,393
283	Citigroup, Inc.	14,126
		16,258
	Diversified Telecommunication Services — 2.7%
230	AT&T, Inc.	6,026
19	BellSouth Corp.	642
172	Verizon Communications, Inc.	5,681
		12,349
	Electric Utilities — 2.3%
30	American Electric Power Co., Inc.	994
36	CMS Energy Corp. (a)	478
45	Edison International	1,798
7	Entergy Corp.	483
15	FirstEnergy Corp.	771
24	FPL Group, Inc.	954

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
36	Northeast Utilities	723
19	PG&E Corp.	771
36	Pinnacle West Capital Corp.	1,424
34	PPL Corp.	984
58	Xcel Energy, Inc.	1,094
		10,474
	Energy Equipment & Services — 1.9%
13	Baker Hughes, Inc.	1,059
16	BJ Services Co.	597
20	Cooper Cameron Corp. (a)	985
6	GlobalSantaFe Corp. (Cayman Islands)	392
25	Halliburton Co.	1,922
35	Rowan Cos., Inc. (a)	1,565
33	Schlumberger Ltd. (Netherlands)	2,302
		8,822
	Food & Staples Retailing — 0.9%
7	Costco Wholesale Corp.	381
21	CVS Corp.	612
28	Sysco Corp.	842
47	Wal-Mart Stores, Inc.	2,112
		3,947
	Food Products — 0.2%
32	Kraft Foods, Inc.	1,012
	Health Care Equipment & Supplies — 1.8%
79	Baxter International, Inc.	2,971
16	Becton, Dickinson & Co.	1,002
6	Biomet, Inc.	208
11	Boston Scientific Corp. (a)	256
41	Medtronic, Inc.	2,070
13	St. Jude Medical, Inc. (a)	525
18	Zimmer Holdings, Inc. (a)	1,138
		8,170
	Health Care Providers & Services — 3.1%
50	Aetna, Inc.	1,940
3	Cardinal Health, Inc.	202
10	Cigna Corp.	1,049
29	HCA, Inc.	1,269
3	McKesson Corp.	160
93	UnitedHealth Group, Inc.	4,632
64	WellPoint, Inc. (a)	4,573
		13,825
	Hotels, Restaurants & Leisure — 1.1%
37	Carnival Corp.	1,732
29	Hilton Hotels Corp.	773
49	McDonald’s Corp.	1,708
11	Yum! Brands, Inc.	553
		4,766
	Household Durables — 0.8%
18	Centex Corp.	1,006
4	D.R. Horton, Inc.	123
4	Fortune Brands, Inc.	301
33	Lennar Corp., Class A	1,791
9	Pulte Homes, Inc.	344
		3,565
	Household Products — 2.2%
28	Kimberly-Clark Corp.	1,650
146	Procter & Gamble Co.	8,509
		10,159
	Industrial Conglomerates — 4.5%
2	3M Co.	188
467	General Electric Co.	16,153
148	Tyco International Ltd. (Bermuda)	3,897
		20,238
	Insurance — 4.6%
13	Aflac, Inc.	618
43	Allstate Corp. (The)	2,418
25	AMBAC Financial Group, Inc.	2,076
28	American International Group, Inc.	1,820
34	Assurant, Inc.	1,628
20	Genworth Financial, Inc., Class A	667
35	Hartford Financial Services Group, Inc.	3,245
46	Lincoln National Corp.	2,659
26	MBIA, Inc.	1,546
38	Metlife, Inc.	1,985
2	Progressive Corp. (The)	217
9	Protective Life Corp.	429
24	St. Paul Travelers Cos., Inc. (The)	1,037
6	Torchmark Corp.	347
		20,692
	Internet & Catalog Retail — 0.7%
90	eBay, Inc. (a)	3,090
	Internet Software & Services — 0.7%
7	Google, Inc., Class A (a)	2,717
8	Yahoo!, Inc. (a)	262
		2,979

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   17

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — 0.2%
15	Affiliated Computer Services, Inc., Class A (a)	831
4	Computer Sciences Corp. (a)	205
		1,036
	Leisure Equipment & Products — 0.1%
15	Mattel, Inc.	247
	Life Sciences Tools & Services — 0.1%
10	Charles River Laboratories International, Inc. (a)	463
	Machinery — 1.8%
16	Danaher Corp.	1,007
22	Deere & Co.	1,905
21	Eaton Corp.	1,602
9	Illinois Tool Works, Inc.	965
59	Ingersoll-Rand Co., Ltd. Class A (Bermuda)	2,594
5	SPX Corp.	285
		8,358
	Media — 3.8%
167	CBS Corp., Class B	4,256
21	EchoStar Communications Corp., Class A (a)	637
77	Gannett Co., Inc.	4,243
201	News Corp., Class A	3,450
78	Time Warner, Inc.	1,358
86	Viacom Inc., Class B (a)	3,431
		17,375
	Metals & Mining — 1.1%
77	Alcoa, Inc.	2,592
34	United States Steel Corp.	2,329
		4,921
	Multi-Utilities — 1.0%
24	AES Corp. (The) (a)	409
16	Constellation Energy Group, Inc.	890
27	Dominion Resources, Inc.	2,006
55	Duke Energy Corp.	1,610
		4,915
	Multiline Retail — 1.6%
47	Dollar General Corp.	817
25	J.C. Penney Co., Inc.	1,604
36	Kohl’s Corp. (a)	2,023
53	Target Corp.	2,827
		7,271
	Oil, Gas & Consumable Fuels — 7.6%
15	Anadarko Petroleum Corp.	1,520
19	Apache Corp.	1,350
93	Chevron Corp.	5,703
88	ConocoPhillips	5,866
31	Devon Energy Corp.	1,851
8	EOG Resources, Inc.	576
218	Exxon Mobil Corp.	13,778
—(h)	Hugoton Royalty Trust	9
8	Kerr-McGee Corp.	759
9	Marathon Oil Corp.	698
17	Occidental Petroleum Corp.	1,757
8	Valero Energy Corp.	518
6	XTO Energy, Inc.	237
		34,622
	Paper & Forest Products — 0.1%
15	International Paper Co.	549
	Pharmaceuticals — 6.0%
76	Abbott Laboratories	3,261
7	Barr Pharmaceuticals, Inc. (a)	412
71	Eli Lilly & Co.	3,769
85	Johnson & Johnson	4,958
41	Merck & Co., Inc.	1,426
232	Pfizer, Inc.	5,870
49	Schering-Plough Corp.	939
21	Sepracor, Inc. (a)	946
3	Watson Pharmaceuticals, Inc. (a)	77
112	Wyeth	5,441
		27,099
	Real Estate Investment Trusts (REITs) — 0.8%
31	Crescent Real Estate EQT Co. REIT	622
12	Hospitality Properties Trust REIT	534
56	Host Hotels & Resorts, Inc. REIT	1,177
16	Mack-Cali Realty Corp. REIT	724
15	ProLogis REIT	768
		3,825
	Road & Rail — 1.8%
46	CSX Corp.	3,125
94	Norfolk Southern Corp.	5,065
		8,190
	Semiconductors & Semiconductor Equipment — 3.1%
7	Advanced Micro Devices, Inc. (a)	210
63	Altera Corp. (a)	1,369
30	Analog Devices, Inc.	1,125
28	Applied Materials, Inc.	497
39	Broadcom Corp., Class A (a)	1,608
171	Intel Corp.	3,422

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
8	Intersil Corp., Class A	222
11	KLA-Tencor Corp.	525
23	Linear Technology Corp.	809
25	Maxim Integrated Products, Inc.	864
40	Texas Instruments, Inc.	1,385
66	Xilinx, Inc.	1,820
		13,856
	Software — 2.9%
3	Adobe Systems, Inc. (a)	125
4	Electronic Arts, Inc. (a)	199
408	Microsoft Corp.	9,848
196	Oracle Corp. (a)	2,860
13	Symantec Corp. (a)	217
		13,249
	Specialty Retail — 2.7%
27	Abercrombie & Fitch Co.	1,641
17	Bed Bath & Beyond, Inc. (a)	656
25	Best Buy Co., Inc.	1,405
93	Home Depot, Inc.	3,694
56	Lowe’s Cos., Inc.	3,504
52	Staples, Inc.	1,372
		12,272
	Textiles, Apparel & Luxury Goods — 0.8%
50	Coach, Inc. (a)	1,644
24	Nike, Inc., Class B	1,981
		3,625
	Thrifts & Mortgage Finance — 1.8%
76	Countrywide Financial Corp.	3,094
116	Washington Mutual, Inc.	5,236
		8,330
	Tobacco — 1.8%
110	Altria Group, Inc.	8,060
	Wireless Telecommunication Services — 0.6%
15	American Tower Corp., Class A (a)	497
82	Sprint Nextel Corp.	2,040
		2,537
	Total Common Stocks (Cost $386,244)	448,814

NO. OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrants — 0.0% (g)
	Communications Equipment — 0.0% (g)
11	Lucent Technologies, Inc. (a) (Cost $0)	5
	Total Long-Term Investments (Cost $386,244)	448,819
SHARES
Short-Term Investment — 0.7%
	Investment Company — 0.7%
3,293	JPMorgan Prime Money Market Fund (b) (Cost $3,293)	3,293
	Total Investments — 99.6% (Cost $389,537)	452,112
	Other Assets in Excess of Liabilities — 0.4%	1,988
	NET ASSETS — 100.0%	$454,100

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   19

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 46.2%
	Collateralized Mortgage Obligations — 5.4%
	Agency CMO — 2.1%
2,616	Federal National Mortgage Association Grantor Trust, Series 2002-36, Class FS, FRN, 5.46%, 05/25/06	2,641
436	Government National Mortgage Association, Series 2000-38, Class F, FRN, 5.32%, 5/20/06	438
		3,079
	Non-Agency CMO — 3.3%
4,753	Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A1, FRN, 5.40%, 05/25/06	4,801
	Total Collateralized Mortgage Obligations (Cost $7,806)	7,880
	Corporate Bonds — 4.7%
	Diversified Financial Services — 4.7%
	Counts Trust,
2,250	Series 2002-10, FRN, 5.53%, 05/15/06 (e)	2,265
2,250	Series 2002-11, FRN, 5.58%, 05/15/06 (e)	2,265
2,300	Sigma Finance Corp. (Cayman Islands) FRN, 5.07%, 09/15/06 (e)	2,300
	Total Corporate Bonds (Cost $6,800)	6,830
	Municipal Bonds — 33.0%
	Arizona — 1.8%
2,650	Chandler IDA, Intel Corp. Project, Rev., VAR, 4.38%, 02/01/10	2,676
	California — 1.0%
1,500	Contra Costa County, Multi-Family Housing, Pleasant Hill Bart Transit, Series A, Rev., VAR, 3.95%, 04/15/46	1,499
	Florida — 0.7%
1,000	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., FRDO, 5.00%, 11/16/09	1,031
	Kansas — 1.4%
2,000	Wyandotte County, Kansas City Unified Government, Sales Tax, First Lien, Area B, Series B, Rev., LOC: Citibank N.A., 3.75%, 12/01/12	1,987
	Multiple States — 0.6%
940	MBIA Capital Corp. Tax Exempt, Grantor Trust, Series PL-10, Rev., FRDO, MBIA, LIQ: Landesbank Hessen Theringen, 3.90%, 05/20/06	940
	New Jersey — 6.0%
6,580	New Jersey EDA, Cigarette Tax, Rev., 5.00%, 06/15/07	6,644
2,000	New Jersey Transportation Trust Fund Authority, Transportation Systems Series A, Rev., MBIA, 5.25%, 12/15/08	2,076
		8,720
	North Carolina — 1.0%
1,520	Fayetteville Public Works Commission Rev., FSA, 3.38%, 01/15/07	1,518
	Pennsylvania — 2.5%
2,000	City of Philadelphia, Gas Works, Series B, Rev., FSA, 5.00%, 07/01/08 (p)	2,054
1,500	Pennsylvania State Higher Educational Facilities Authority, University Health System, Series A, Rev., 5.00%, 08/15/07	1,522
		3,576
	South Dakota — 1.7%
2,500	South Dakota Housing Development Authority, Homeownership Mortgage, Series I, Rev., AMT, 4.50%, 12/15/06	2,510
	Texas — 4.5%
1,250	Brazos River Harbor Navigation District, Dow Chemical Co. Project, Series A-4, Rev., AMT, 5.20%, 05/15/33	1,275
2,000	City of Lewisville, Combination Contract, Special Assessment Castle Hills No. 3 Project, Rev., LOC: First American, 4.13%, 11/01/06 (p)	2,004
2,000	City of San Antonio, Electricity & Gas, Junior Lien, Rev., FRDO, 3.55%, 12/01/07	1,994
1,200	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.00%, 11/01/08	1,230
		6,503
	Virginia — 1.0%
1,500	Louisa IDA, Electric & Power Co. Project, Series A, Rev., FRDO, 2.35%, 04/01/07	1,470
	Washington — 1.4%
2,000	Washington Health Care Facilities Authority, Multicare Health Systems, Rev., MBIA, 5.00%, 08/15/06	2,007
	Wisconsin — 9.4%
	Wisconsin Health & Educational Facilities Authority, Ministry Healthcare, Inc.,
3,075	Rev., 3.40%, 05/15/07	3,029
5,680	Series B, Rev., 3.50%, 05/15/07	5,605

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wisconsin — Continued
5,000	Wisconsin State Health & Educational Facilities, VAR, 3.88%, 12/31/50	5,000
		13,634
	Total Municipal Bonds (Cost $48,389)	48,071
	Preferred Stock — 3.1%
5	Zurich RegCaPS Funding Trust IV, 4.87%, 05/15/06 (e) (Cost $4,391)	4,554
	Total Long-Term Investments (Cost $67,386)	67,335
Short-Term Investments — 49.1%
	Municipal Bonds — 43.5%
	Alabama — 2.1%
3,000	Birmingham Public Educational Building Authority, University of Alabama —Birmingham Project, Rev., FRDO, LOC: Wachovia Bank N.A., FSA, 3.82%, 05/25/06	3,000
	Alaska — 1.5%
2,235	Alaska Housing Finance Corp. Series A, Rev., FRDO, 3.87%, 05/25/06	2,235
	Colorado — 1.9%
	Colorado Housing & Facilities Authority, Multi-Family,
2,650	Series A4, Class I, Rev., FRDO, 3.87%, 05/24/06	2,650
150	Series B1, Class 1, Rev., FRDO, 4.92%, 05/24/06	150
		2,800
	District of Columbia — 3.4%
5,000	District of Columbia, Multi-Modal Series A-2, GO, FRDO, MBIA, 3.75%, 10/05/06	5,000
	Florida — 0.8%
1,080	Polk County School Board, Master Lease Program, Series A, COP, FSA, 3.79%, 05/25/06	1,080
	Illinois — 3.9%
2,500	Chicago Metropolitan Water Reclamation District, Greater Chicago Series A, GO, 3.80%, 05/24/06	2,500
3,185	Illinois Finance Authority, Metropolitan Family Services, Rev., LOC: Bank of America N.A., 3.80%, 05/25/06	3,185
		5,685
	Kansas — 1.7%
2,500	City of Burlington, Pollution Control Rev., FRDO, LIQ: Lehman Brothers Liquidity Co., 3.90%, 05/24/06	2,500
	Kentucky — 2.9%
4,200	Kenton County Airport Board, Airis Cincinnati LLC, Series A, Rev., FRDO, 3.90%, 05/25/06	4,200
	Massachusetts — 3.6%
5,300	Massachusetts Health & Educational Facilities Authority, Children’s Hospital Project, Series L1, Rev., FRDO, 3.75%, 05/25/06	5,300
	New Jersey — 5.0%
2,350	New Jersey EDA, Economic Improvements, Series 980, Rev., FRDO, LIQ: Morgan Stanley Municipal Funding, 4.20%, 05/25/06	2,350
5,000	New Jersey State Higher Education Assistance Authority, Series C, Rev., FRDO, MBIA, GTD STD LNS, 3.65%, 05/02/06	5,000
		7,350
	New York — 8.9%
10,000	New York City, IDA, Series 921, Rev., FRDO, LIQ: Morgan Stanley Municipal Funding, 4.00%, 05/25/06	10,000
1	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., FRDO, LIQ: Morgan Stanley Dean Witter, 3.82%, 06/15/22	1
3,000	New York State Housing Finance Agency, West 38th Street, Series A, Rev., FRDO, LIQ: FNMA, 3.81%, 05/15/33	3,000
		13,001
	North Carolina — 1.7%
2,500	New Hanover County, New Hanover Regional Hospital, Series B1, Rev., FRDO, FSA, 3.81%, 10/01/26	2,500
	Pennsylvania — 3.2%
4,700	Pennsylvania State Higher Educational Facilities Authority, University of Pittsburgh Medical Center, ACES, Sub-Series C-2, Rev., FRDO, 3.50%, 05/05/06	4,700
	Tennessee — 1.9%
2,700	Sevier County Public Building Authority, Local Government Public Improvement, Series F-III, Rev., FRDO, LIQ: Landesbank Hessen Theringen, 3.82%, 05/25/06	2,700

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   21

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — Continued
	Vermont — 1.0%
1,500	Vermont Housing Finance Agency, Series 24B, Rev., FSA, 3.80%, 05/24/06	1,500
	Total Municipal Bonds (Cost $63,551)	63,551

SHARES
Investment Company — 5.6%
8,103	JPMorgan Tax Free Money Market Fund (b) (Cost $8,103)	8,103
	Total Short-Term Investments (Cost $71,654)	71,654
	Total Investments — 95.3% (Cost $139,040)	138,989
	Other Assets in Excess of Liabilities — 4.7%	6,780
	NET ASSETS — 100.0%	$145,769

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

JPMorgan Tax Aware Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Aerospace & Defense — 5.6%
38	Boeing Co.	3,145
26	General Dynamics Corp.	1,738
24	Lockheed Martin Corp.	1,840
		6,723
	Air Freight & Logistics — 1.5%
21	Expeditors International of Washington, Inc.	1,774
	Beverages — 1.2%
25	PepsiCo, Inc.	1,474
	Biotechnology — 6.4%
38	Amgen, Inc. (a)	2,606
29	Celgene Corp. (a)	1,222
26	Genentech, Inc. (a)	2,078
22	Gilead Sciences, Inc. (a)	1,254
15	MedImmune, Inc. (a)	473
		7,633
	Capital Markets — 1.9%
14	Franklin Resources, Inc.	1,341
8	Legg Mason, Inc.	983
		2,324
	Chemicals — 2.6%
21	Monsanto Co.	1,739
24	Praxair, Inc.	1,365
		3,104
	Commercial Services & Supplies — 2.1%
13	Corporate Executive Board Co.	1,370
27	Robert Half International, Inc.	1,147
		2,517
	Communications Equipment — 7.0%
128	Corning, Inc. (a)	3,548
79	Motorola, Inc.	1,680
62	QUALCOMM, Inc.	3,201
		8,429
	Computers & Peripherals — 3.9%
38	Apple Computer, Inc. (a)	2,645
61	Hewlett-Packard Co.	1,969
		4,614
	Diversified Financial Services — 5.4%
7	Chicago Mercantile Exchange Holdings, Inc.	3,357
40	Lazard Ltd., Class A (Bermuda)	1,768
21	Moody’s Corp.	1,322
		6,447
	Electrical Equipment — 1.1%
28	Roper Industries, Inc.	1,352
	Energy Equipment & Services — 2.7%
22	Schlumberger Ltd. (Netherlands)	1,549
39	Smith International, Inc.	1,645
		3,194
	Food & Staples Retailing — 3.3%
16	Costco Wholesale Corp.	866
75	CVS Corp.	2,241
34	Safeway, Inc.	852
		3,959
	Health Care Equipment & Supplies — 0.8%
10	Alcon, Inc. (Switzerland)	996
	Health Care Providers & Services — 3.7%
13	Aetna, Inc.	489
16	DaVita, Inc. (a)	904
15	Express Scripts, Inc. (a)	1,141
12	Laboratory Corp. of America Holdings (a)	684
15	Medco Health Solutions, Inc. (a)	819
9	UnitedHealth Group, Inc.	423
		4,460
	Hotels, Restaurants & Leisure — 2.7%
29	Marriott International, Inc., Class A	2,099
33	McDonald’s Corp.	1,154
		3,253
	Household Products — 3.0%
62	Procter & Gamble Co.	3,619
	Industrial Conglomerates — 2.6%
89	General Electric Co.	3,074
	Insurance — 1.2%
19	Prudential Financial, Inc.	1,450
	Internet Software & Services — 3.5%
10	Google, Inc., Class A (a)	4,253
	IT Services — 4.2%
9	Affiliated Computer Services, Inc., Class A (a)	498
37	Automatic Data Processing, Inc.	1,615
36	Cognizant Technology Solutions Corp., Class A (a)	2,284
16	Iron Mountain, Inc. (a)	614
		5,011
	Machinery — 1.3%
21	Caterpillar, Inc.	1,613

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   23

JPMorgan Tax Aware Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multiline Retail — 0.7%
21	Nordstrom, Inc.	808
	Oil, Gas & Consumable Fuels — 2.9%
23	EOG Resources, Inc.	1,611
29	Valero Energy Corp.	1,881
		3,492
	Pharmaceuticals — 3.5%
19	Johnson & Johnson	1,139
33	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,338
36	Wyeth	1,747
		4,224
	Road & Rail — 2.1%
19	Burlington Northern Santa Fe Corp.	1,493
18	Norfolk Southern Corp.	988
		2,481
	Semiconductors & Semiconductor Equipment — 4.4%
26	Broadcom Corp., Class A (a)	1,085
30	Marvell Technology Group Ltd. (Bermuda) (a)	1,713
14	MEMC Electronic Materials, Inc. (a)	585
54	Texas Instruments, Inc.	1,859
		5,242
	Software — 4.9%
36	Adobe Systems, Inc. (a)	1,428
32	Autodesk, Inc. (a)	1,354
126	Microsoft Corp.	3,037
		5,819
	Specialty Retail — 4.7%
44	Lowe’s Cos., Inc.	2,793
25	Michaels Stores, Inc.	932
74	Staples, Inc.	1,967
		5,692
	Textiles, Apparel & Luxury Goods — 1.0%
35	Coach, Inc. (a)	1,162
	Tobacco — 2.4%
39	Altria Group, Inc.	2,853
	Wireless Telecommunication Services — 3.7%
49	America Movil S.A. de C.V., Class L ADR (Mexico)	1,790
80	Crown Castle International Corp. (a)	2,704
		4,494
	Total Common Stocks (Cost $87,155)	117,540
Short-Term Investment — 1.0%
	Investment Company — 1.0%
1,165	JPMorgan Prime Money Market Fund (b) (Cost $1,165)	1,165
	Total Investments — 99.0% (Cost $88,320)	118,705
	Other Assets in Excess of Liabilities — 1.0%	1,191
	NET ASSETS — 100.0%	$119,896

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

JPMorgan Tax Aware Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 96.7%
	Aerospace & Defense — 3.6%
69	Armor Holdings, Inc. (a)	4,183
265	Raytheon Co.	11,714
103	United Technologies Corp.	6,438
		22,335
	Auto Components — 1.9%
146	Johnson Controls, Inc.	11,866
	Beverages — 0.7%
56	Molson Coors Brewing Co., Class B	4,121
	Capital Markets — 3.7%
83	Goldman Sachs Group, Inc.	13,304
127	Merrill Lynch & Co., Inc.	9,715
		23,019
	Chemicals — 1.8%
55	FMC Corp.	3,496
136	Praxair, Inc.	7,628
		11,124
	Commercial Banks — 12.0%
538	Bank of America Corp.	26,844
135	Marshall & Ilsley Corp.	6,172
96	PNC Financial Services Group, Inc.	6,875
296	U.S. Bancorp	9,316
226	Wachovia Corp.	13,526
167	Wells Fargo & Co.	11,499
		74,232
	Commercial Services & Supplies — 1.2%
216	R.R. Donnelley & Sons Co.	7,280
	Communications Equipment — 0.9%
200	Corning, Inc. (a)	5,526
	Computers & Peripherals — 3.2%
102	Dell, Inc. (a)	2,672
527	Hewlett-Packard Co.	17,102
		19,774
	Consumer Finance — 0.9%
104	American Express Co.	5,585
	Distributors — 0.5%
69	Genuine Parts Co.	3,012
	Diversified Financial Services — 6.2%
72	Ameriprise Financial, Inc.	3,506
181	CIT Group, Inc.	9,798
504	Citigroup, Inc.	25,181
		38,485
	Diversified Telecommunication Services — 2.5%
462	Verizon Communications, Inc.	15,264
	Electric Utilities — 4.2%
290	Edison International	11,711
163	FirstEnergy Corp.	8,240
155	FPL Group, Inc.	6,134
		26,085
	Electronic Equipment & Instruments — 0.5%
130	Avnet, Inc. (a)	3,400
	Food & Staples Retailing — 0.5%
120	Safeway, Inc.	3,016
	Health Care Providers & Services — 2.0%
78	Medco Health Solutions, Inc. (a)	4,141
118	WellPoint, Inc. (a)	8,357
		12,498
	Hotels, Restaurants & Leisure — 1.6%
280	McDonald’s Corp.	9,690
	Household Durables — 1.4%
39	Fortune Brands, Inc.	3,156
64	Whirlpool Corp.	5,771
		8,927
	Independent Power Producers & Energy Traders — 1.1%
231	Duke Energy Corp	6,715
	Industrial Conglomerates — 1.1%
197	General Electric Co.	6,811
	Insurance — 6.3%
78	AMBAC Financial Group, Inc.	6,424
255	Genworth Financial, Inc.	8,476
108	Hartford Financial Services Group, Inc.	9,938
142	Nationwide Financial Services, Inc.	6,248
179	St. Paul Travelers Cos., Inc. (The)	7,864
		38,950
	IT Services — 0.8%
173	Accenture Ltd., Class A (Bermuda)	5,035
	Machinery — 1.4%
58	Deere & Co.	5,118
68	Dover Corp.	3,378
		8,496

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   25

JPMorgan Tax Aware Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 2.7%
67	Omnicom Group, Inc.	6,013
50	R.H. Donnelley Corp. (a)	2,831
193	Time Warner, Inc.	3,353
165	Walt Disney Co.	4,605
		16,802
	Metals & Mining — 1.2%
58	Alcan, Inc. (Canada)	3,031
64	United States Steel Corp.	4,364
		7,395
	Multiline Retail — 0.6%
55	J.C. Penney Co., Inc.	3,581
	Office Electronics — 1.3%
588	Xerox Corp. (a)	8,250
	Oil, Gas & Consumable Fuels — 12.8%
151	Chevron Corp.	9,190
229	ConocoPhillips	15,307
86	Devon Energy Corp.	5,145
501	Exxon Mobil Corp.	31,624
96	Marathon Oil Corp.	7,611
55	Occidental Petroleum Corp.	5,630
80	Valero Energy Corp.	5,199
		79,706
	Pharmaceuticals — 5.6%
112	GlaxoSmithKline plc ADR (United Kingdom)	6,348
82	Kos Pharmaceuticals, Inc. (a)	3,969
456	Pfizer, Inc.	11,548
265	Wyeth	12,918
		34,783
	Real Estate Investment Trusts (REITs) — 2.1%
73	Apartment Investment & Management Co. REIT	3,253
307	Host Marriott Corp. REIT	6,447
63	Prologis REIT	3,184
		12,884
	Road & Rail — 1.5%
175	Norfolk Southern Corp.	9,466
	Software — 1.3%
330	Microsoft Corp.	7,969
	Textiles, Apparel & Luxury Goods — 0.9%
95	V.F. Corp.	5,819
	Thrifts & Mortgage Finance — 2.0%
206	Freddie Mac	12,566
	Tobacco — 2.5%
211	Altria Group, Inc.	15,455
	Wireless Telecommunication Services — 2.2%
544	Sprint Nextel Corp.	13,496
	Total Common Stocks (Cost $466,364)	599,418
	Preferred Stocks — 1.3%
	Oil, Gas & Consumable Fuels — 1.3%
7	El Paso Corp. 4.99%, 12/31/49
	Total Preferred Stocks (Cost $6,825)	8,051
PRINCIPAL AMOUNT($)
	Convertible Bond — 0.9%
	Media — 0.9%
5,500	Liberty Media Corp. 0.75%, 03/30/23 (Cost $5,937)	5,864
	Total Long-Term Investments (Cost $479,126)	613,333
Short-Term Investments — 0.8%
	Investment Company — 0.8%
4,956	JPMorgan Prime Money Market Fund (b) (Cost $4,956)	4,956
	Total Investments — 99.7% (Cost $484,082)	618,289
	Other Assets in Excess of Liabilities — 0.3%	1,607
	NET ASSETS — 100.0%	$619,896

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.3%
	Municipal Bonds — 97.3%
	Arizona — 3.9%
200	Arizona State University Rev., AMBAC, 5.00%, 07/01/19	209
	California — 5.9%
100	City of Long Beach Series A, Rev., AMT, FGIC, 5.00%, 05/15/11	105
200	California Infrastructure & Economic Development Bank, Revolving Fund Rev., 5.00%, 10/01/24	206
		311
	Florida — 4.9%
135	State of Florida, Department of Transportation, Right of Way Series A, GO, 5.00%, 07/01/14	144
110	Lee County, Capital Improvement & Transition Rev., AMBAC, 5.00%, 10/01/19	114
		258
	Illinois — 6.9%
140	City of Chicago Series A, GO, FSA, 5.00%, 01/01/13	148
195	Will County School District No. 122 2004-Series A, GO, FSA, 6.50%, 11/01/10 (p)	217
		365
	Indiana — 2.0%
100	Indiana State Office Building Commission, Museum Facilities Rev., MBIA, 5.00%, 07/01/09	104
	Kentucky — 3.2%
165	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73 Rev., 5.25%, 11/01/09 (p)	173
	Michigan — 9.4%
200	City of Ann Arbor, Open Space Preservation GO, MBIA, 4.00%, 10/01/09	202
100	City of Detroit Series A-1, GO, MBIA, 5.50%, 04/01/09 (p)	104
185	State of Michigan, Clean Michigan Initiative Program GO, 5.00%, 11/01/09	193
		499
	New Jersey — 2.8%
140	Essex County Improvement Authority, County Correctional Facilities Project Rev., FGIC, CNTY GTD, 5.75%, 10/01/10 (p)	151
	New York — 4.5%
200	Triborough Bridge & Tunnel Authority, General Purpose Series Y, GO, Rev., 6.13%, 01/01/21 (p)	239
	North Carolina — 4.6%
225	North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., MBIA, 6.00%, 01/01/11	246
	Ohio — 16.3%
200	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Colombia, National Series D, Rev. 5.00%, 05/15/20	201
200	Franklin County Convention Facilities Authority, Tax & Lease Revenue Anticipation Bonds Rev., AMBAC, 5.00%, 12/01/19	210
200	Greater Cleveland Regional Transit Authority, Capital Improvement Series A, GO, MBIA, 5.63%, 12/01/11 (p)	218
225	Kettering City School District, School Improvement GO, FSA, 5.00%, 12/01/22	235
		864
	South Carolina — 4.0%
200	Charleston County Public Facilities Corp. COP, MBIA,, 5.00%, 06/01/12	211
	Texas — 15.6%
200	City of Corpus Christi, Utility Systems Series A, Rev., AMBAC 5.00%, 07/15/19	208
200	City of Dallas, Waterworks & Sewer System Rev., FSA. 5.38%, 10/01/12	216
200	City of Laredo, International Toll Bridge Series B, Rev., FSA, 5.00%, 10/01/13	212
185	Collin County, Tax Refund GO, 5.00%, 02/15/21	193
		829
	Washington — 7.5%
175	City of Tacoma GO, MBIA, 5.00%, 12/01/18	183
200	Energy Northwest, Project 1 Series A, Rev., MBIA, 5.25%, 07/01/13	215
		398
	Wisconsin — 2.9%
150	State of Wisconsin Series 3, GO, 5.13%, 11/01/08	155
	Wyoming — 2.9%
150	Wyoming State Loan & Investment Board, Capital Facilities Rev., 5.00%, 10/01/22	156
	Total Municipal Bonds (Cost $5,259)	5,168

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 4.0%
	Investment Company — 4.0%
211	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $211)	211
	Total Investments — 101.3% (Cost $5,470)	5,379
	Liabilities in Excess of Other Assets — (1.3)%	(71)
	NET ASSETS — 100.0%	$5,308

Percentages indicated are based on net assets.

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Bank plc (London)	2.76% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 194.95	9/16/2012	$1,500	$22
Barclays Bank plc (London)	2.86% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 197.26	2/13/2013	500	4
Barclays Bank plc (London)	2.77% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 194.53	9/2/2010	2,000	21
Barclays Bank plc (London)	2.82% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 197.26	2/13/2011	1,000	3
					$50

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.9%
	Asset Backed Securities — 0.2%
800	Capital One Auto Finance Trust Series 2003-B, Class A4, 3.18%, 09/15/10 (m) (Cost $800)	787
	Collateralized Mortgage Obligations — 2.6%
	Non-Agency CMO — 2.6%
4,146	Structured Adjustable Rate Mortgage Loan Trust Series 2004-6, Class 5A1, VAR, 4.99%, 06/25/34	3,997
	Wells Fargo Mortgage Backed Securities Trust
3,202	Series 2004-F, Class A8, FRN, 4.73%, 06/25/34	3,131
4,950	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	4,907
	Total Collateralized Mortgage Obligations (Cost $12,368)	12,035
	Commercial Mortgage Backed Securities — 3.9%
3,250	Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	3,145
	LB-UBS Commercial Mortgage Trust
6,850	Series 2003-C5, Class A2, 3.48%, 07/15/27	6,585
9,150	Series 2004-C2, Class A2, 3.25%, 03/15/29	8,660
	Total Commercial Mortgage Backed Securities (Cost $19,189)	18,390
	Corporate Bonds — 9.3%
	Beverages — 0.6%
2,650	Diageo Finance BV (Netherlands) 3.00%, 12/15/06 (m)	2,614
	Capital Markets — 0.8%
3,550	BNP U.S. Funding LLC VAR, 7.74%, 12/05/07 (e) (m)	3,663
	Commercial Banks — 2.0%
1,800	Bacob Bank SC (Belgium) VAR, 7.25%, 09/17/07 (e) (m)	1,839
	Citibank Korea, Inc. (South Korea)
2,200	6.95%, 12/06/11	2,214
2,650	VAR, 4.68%, 06/18/08	2,587
1,400	Deutsche Bank Capital Funding Trust I, FTF, 7.87%, 06/30/09 (e)	1,482
1,300	Mizuho JGB Investment LLC, FTF, 9.87%, 06/30/08 (e)	1,406
		9,528
	Computers & Peripherals — 0.1%
750	Hewlett-Packard Co. 3.63%, 03/15/08	727
	Consumer Finance — 0.3%
1,400	MBNA America Bank N.A. 4.63%, 08/03/09	1,369
	Diversified Financial Services — 1.1%
4,950	Natexis Ambs Co. LLC VAR, 8.44%, 06/30/08 (e)	5,227
	Diversified Telecommunication Services — 1.2%
2,825	Sprint Capital Corp. 6.00%, 01/15/07 (m)	2,836
	Telecom Italia Capital S.A. (Luxembourg)
1,600	4.00%, 11/15/08	1,543
1,350	4.00%, 01/15/10	1,271
		5,650
	Electric Utilities — 0.2%
800	Public Service Co. of Colorado Series 14, 4.38%, 10/01/08	782
	Health Care Equipment & Supplies — 0.2%
750	Hospira, Inc. 4.95%, 06/15/09	737
	Hotels, Restaurants & Leisure — 2.1%
10,000	Seminole Tribe of Florida 5.80%, 10/01/13 (e)	9,741
	Insurance — 0.7%
3,400	Prudential Financial, Inc. SUB, 4.10%, 11/15/06 (m)	3,380
	Total Corporate Bonds (Cost $45,645)	43,418
	Foreign Government Securities — 0.3%
1,350	National Agricultural Cooperative Federation (South Korea) VAR, 5.75%, 06/18/09 (Cost $1,416)	1,346
	Municipal Bonds — 83.9%
	Alabama — 1.9%
	Jefferson County, Limited Obligation
6,200	Series A, Rev., 5.00%, 01/01/09	6,378
2,620	Series A, Rev., 5.00%, 01/01/10	2,717
		9,095
	Arizona — 1.9%
8,850	Chandler Industrial Development Authority, Intel Corp. Project Rev., 4.38%, 12/01/10 (m)	8,937
	California — 1.8%
	California Statewide Communities Development Authority, Kaiser Permanente
3,500	Series F, Rev., FRDO, 2.30%, 05/01/07 (m)	3,433
5,000	Series G, Rev., FRDO, 2.30%, 05/01/07 (k) (m)	4,904
		8,337
	Colorado — 0.5%
2,500	Colorado Health Facilities Authority, Evangelical Lutheran Series B, Rev., FRDO, 3.75%, 06/01/09 (m)	2,455

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   29

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Connecticut — 3.2%
3,000	Connecticut State Development Authority PCR, Rev., FRDO, AMBAC, 3.35%, 10/01/08 (m)	2,932
10,000	State of Connecticut Series C, GO, 5.50%, 12/15/11 (m)	10,855
1,000	State of Connecticut, Transportation Infrastructure Series B, Rev., MBIA, 5.40%, 10/01/06 (m) (p)	1,017
		14,804
	District of Columbia — 1.3%
5,775	Washington Metropolitan Area Transit Authority Rev., MBIA, 5.00%, 01/01/12	6,132
	Florida — 2.8%
	Escambia County Health Facilities Authority, Ascension Health Credit
1,000	Series A, Rev., AMBAC, 5.00%, 11/15/06	1,007
1,855	Series A-1, Rev., AMBAC, 5.75%, 11/15/09 (p)	1,987
2,000	Highlands County Health Facilities Authority, Hospital Adventist Health Series I, Rev., VAR, 5.00%, 11/16/09	2,061
7,565	Lee County, Solid Waste Systems Series B, Rev., AMBAC, 5.00%, 10/01/10	7,877
		12,932
	Georgia — 0.4%
1,680	Fulco Hospital Authority, Health System, Catholic Health East Series A, Rev., MBIA, 5.50%, 11/15/08	1,752
5	State of Georgia Series C, GO, 6.50%, 04/01/07 (p)	5
		1,757
	Illinois — 3.0%
2,375	City of Chicago, Pilsen Redevelopment, Tax Allocation Series A, AMBAC, 4.35%, 06/01/13 (m)	2,290
	City of Cicero, Tax Increment
1,725	Series A, GO, XLCA, 5.00%, 01/01/12 (m)	1,816
1,015	Series A, GO, XLCA, 5.00%, 01/01/13 (m)	1,071
1,350	Illinois Health Facilities Authority, University of Chicago Hospital System Rev., MBIA, 5.00%, 08/15/07	1,371
2,000	Peoria County School District No. 150 Peoria Series A, GO, FSA, 5.00%, 01/01/09	2,063
5,500	State of Illinois GO, FGIC, 5.13%, 12/01/10	5,616
		14,227
	Indiana — 2.1%
5,400	Indiana Bond Bank, Revolving Fund Program Series A, Rev., 5.88%, 08/01/10 (p)	5,890
2,750	Indiana State Finance Authority, State Revolving Fund Program Series A, Rev., 5.00%, 02/01/11	2,894
1,010	St. Joseph County, Hospital Authority, Member Health Systems Series A, Rev., MBIA, 5.50%, 08/15/08	1,048
		9,832
	Iowa — 3.5%
1,895	Iowa Finance Authority, Hospital Facility, Health System Series A, Rev., MBIA, 5.25%, 07/01/07	1,927
8,555	Tobacco Settlement Authority of Iowa Series B, Rev., 5.60%, 06/01/11 (p)	9,287
4,690	University of Iowa Facilities Corp., Pomerantz Center Rev., 5.00%, 06/01/10	4,907
		16,121
	Kansas — 0.6%
1,500	City of Burlington, Kansas City Power & Light Series A , Rev., FRDO, 4.75%, 10/01/07 (m)	1,510
1,500	Wyandotte County-Kansas City Unified Government Series C, Rev., 3.85%, 12/01/13	1,486
		2,996
	Kentucky — 0.1%
435	City of Owensboro, Electric Light & Power Rev., 6.85%, 01/01/08 (p)	448
	Maryland — 2.1%
5,410	Northeast Waste Disposal Authority, Resource Recovery Rev., AMBAC, 5.25%, 04/01/09	5,604
4,000	Northeast Waste Disposal Authority, Montgomery County Resource Recovery Project Series A, Rev., 6.00%, 07/01/07	4,070
		9,674
	Massachusetts — 3.4%
	Commonwealth of Massachusetts
5,000	Series A, Rev., GAN, 5.75%, 06/15/14	5,367
7,000	Series A, Rev., GAN, 5.75%, 06/15/15	7,513
3,000	Massachusetts State Turnpike Authority Series A, Rev., MBIA, 5.00%, 01/01/13	3,081
		15,961
	Michigan — 4.8%
1,000	Michigan Higher Education Student Loan Authority Series XVII-I, Rev., AMBAC, 3.30%, 03/01/09	978
7,000	Michigan State Building Authority, Facilities Program Series I, Rev., FRDO, AMBAC, 5.00%, 10/15/11	7,356

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
1,000	Michigan State Hospital Finance Authority, Ascension Health Credit Series A, Rev., MBIA, 5.75%, 11/15/09 (p)	1,073
1,500	Michigan State Hospital Finance Authority, Sparrow Obligation Group Rev., 5.00%, 11/15/06	1,510
1,000	Michigan Strategic Fund, Dow Chemical Project Rev., FRDO, 4.60%, 06/01/08	1,011
10,000	State of Michigan Series A, COP, FRDO, MBIA, 5.00%, 03/01/11	10,466
		22,394
	Minnesota — 1.1%
5,000	Minnesota Housing Finance Agency, Residential Housing Series L-2, Rev., 2.35%, 12/11/06	4,934
	New Jersey — 6.2%
2,145	Casino Reinvestment Development Authority Rev., AMBAC, 5.00%, 01/01/09 (m)	2,212
5,000	Garden State Preservation Trust Series B, Rev., MBIA, 6.25%, 11/01/09	5,409
	New Jersey Economic Development Authority, Cigarette Tax
2,550	Rev., 5.00%, 06/15/07	2,575
3,000	Rev., FGIC, 5.00%, 06/15/09	3,102
10,000	Rev., FGIC, 5.00%, 06/15/13	10,535
5,000	New Jersey Transportation Trust Fund Authority Series A, Rev., MBIA, 5.25%, 12/15/08	5,191
		29,024
	New York — 9.9%
3,000	Dutchess County, IDA, IBM Project Rev., FRDO, 5.45%, 12/01/09	3,130
	Nassau County, Health Care Corp.
800	Series B, Rev., FSA CNTY GTD, 5.00%, 08/01/09	829
2,000	Series B, Rev., FSA CNTY GTD, 5.00%, 08/01/10	2,091
	New York City
25	Series B, GO, 5.10%, 08/01/07 (p)	26
5,000	Series G, GO, MBIA, 5.00%, 08/01/10	5,152
3,385	Series O, GO, 5.00%, 06/01/09	3,502
	New York City Transitional Finance Authority, Future Tax
430	Series C, Rev., 5.25%, 02/01/07 (p)	435
1,070	Series C, Rev., 5.25%, 02/01/07	1,083
1,800	New York Convention Center Operating Corp., Yale Building Acquisition Project COP, 5.25%, 06/01/08	1,839
	New York State Dormitory Authority, Albany Mortgage
1,000	Series A-1, Rev., FSA, FHA, 4.00%, 02/15/07	1,002
1,415	Series A-1, Rev., FSA, FHA, 5.00%, 02/15/08	1,446
2,425	Series A-1, Rev., FSA, FHA, 5.00%, 02/15/09	2,504
	New York State Dormitory Authority, Department of Health
2,530	Series 2, Rev., 5.00%, 07/01/09	2,614
2,940	Series 2, Rev., 5.00%, 07/01/10	3,063
845	New York State Dormitory Authority, Montefiore Hospital Mortgage Rev., FGIC, FHA, 5.00%, 02/01/10	881
5,000	New York State Urban Development Corp. Series A, Rev., 5.25%, 01/01/21	5,171
500	Suffolk County, Public Improvement Series B, GO, MBIA, 4.00%, 11/01/07	502
10,000	TSASC, Inc., Plan Principal 2029 Series 1, Rev., 6.38%, 07/15/09 (p)	10,885
		46,155
	North Carolina — 1.1%
5,000	State of North Carolina GO, 5.00%, 03/01/13	5,337
	Ohio — 0.3%
1,400	Portage County GO, MBIA, 5.10%, 12/01/12	1,454
	Oregon — 2.0%
5,585	City of Portland, Sewer Systems Series A, Rev., FSA, 5.00%, 10/01/11	5,916
3,105	Clackamas County, School District No. 7J, Lake Oswego GO, 5.38%, 06/01/11 (m) (p)	3,332
		9,248
	Pennsylvania — 5.7%
4,550	City of Philadelphia, Gas Works Series B, Rev., FSA, 5.00%, 07/01/08 (p)	4,672
10,000	Harrisburg Authority Resource Recovery Improvements Series D-2, Rev., VAR, FSA, 5.00%, 12/01/13	10,558
2,095	Lancaster School District Series A, GO, FGIC, 5.25%, 05/01/09	2,186
3,000	Luzern County, America IDA Series A, Rev., FRDO, AMBAC, 3.60%, 12/01/09	2,937
5,970	Upper Darby School District GO, AMBAC, 5.00%, 05/01/09 (p)	6,182
		26,535
	Puerto Rico — 1.3%
6,000	Commonwealth of Puerto Rico, Public Improvement Series C, GO, FRDO, 5.00%, 07/01/08	6,108

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   31

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Rhode Island — 0.4%
2,020	State of Rhode Island, Capital Development Lien Series A, GO, FGIC, 5.13%, 07/15/13	2,092
	South Carolina — 1.4%
5,750	Greenville County School District, Building Equity Rev., 5.88%, 12/01/12 (p)	6,427
	Texas — 11.6%
	Brazos River Harbor Navigation District, Dow Chemical Co. Project
2,500	Series A-3, AMT, Rev., FRDO, 4.95%, 05/15/07 (m)	2,518
3,750	Series A-4, AMT, Rev., FRDO, 5.20%, 05/15/08 (m)	3,825
5,005	City of Denton, Utilities System Rev., FSA, 5.00%, 12/01/13	5,310
5,300	City of San Antonio, Light & Gas, Junior Lien Rev., FRDO, 3.55%, 12/01/07	5,283
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp. Series A, Rev., XLCA, 5.00%, 11/01/11	5,153
1,835	North Texas Tollway Authority Series A, Rev., FGIC, 5.38%, 01/01/16	1,881
7,150	State of Texas Public Finance Authority GO, 5.25%, 10/01/11	7,342
5,000	Texas A & M University, Financing Systems Series B, Rev., 5.00%, 05/15/11	5,265
13,350	Texas Water Development Board, State Revolving Funding, Senior Lien Series B, Rev., 5.40%, 07/15/14	13,488
4,000	Travis County, Texas Health Facilities Development Corp., Ascension Health Credit Series A, Rev., MBIA, 5.75%, 11/15/07	4,116
		54,181
	Virginia — 1.8%
2,610	Peninsula Ports Authority, Dominion Term Association Project Rev., FRDO, 3.30%, 09/30/08	2,557
5,670	Virginia College Building Authority, Public Higher Education Financing Program Series A, Rev., 5.00%, 09/01/10	5,958
		8,515
	Washington — 3.3%
1,000	City of Seattle, Water Systems Rev., 5.00%, 10/01/09	1,039
1,310	City of Tacoma, Washington Conservation System Project Rev., 5.00%, 12/01/07	1,336
	Conservation & Renewable Energy System
1,070	Rev., 5.00%, 10/01/06 (m)	1,076
1,175	Rev., 5.00%, 10/01/07 (m)	1,196
360	Energy Northwest Electric Series A, Rev., 5.25%, 07/01/08 (p)	371
	Energy Northwest Electric, Project 1
5,000	Series A, Rev., AMBAC, 5.00%, 07/01/14	5,299
5,000	Series A, Rev., 5.00%, 07/01/14	5,292
		15,609
	Wisconsin — 4.4%
17,205	State of Wisconsin Petroleum Inspection Fee Series 1, Rev., FSA, 5.00%, 07/01/10	18,001
2,500	Wisconsin Health & Educational Facilities Authority, Ministry Healthcare, Inc. Series B, Rev., 3.50%, 05/15/07	2,467
		20,468
	Total Municipal Bonds (Cost $397,869)	392,189
SHARES
	Preferred Stock — 0.7%
	Diversified Financial Services — 0.7%
3	Pinto Totta International Finance VAR, 7.77%, 08/01/07 (e) (Cost $3,903)	3,514
	Total Long-Term Investments (Cost $481,190)	471,679
PRINCIPAL AMOUNT($)
Short-Term Investments — 1.8%
	Municipal Bonds — 1.8%
	Texas — 0.9%
1,925	Brazos River Authority, PCR, Utilities Electric Co. Series B, Rev., FRDO, 5.05%, 06/19/06 (m)	1,927
2,475	Matagorda County, Navigation District No. 1, PCR, Central Power & Light Co. Series A, Rev., FRDO, 4.55%, 11/01/06	2,482
		4,409
	Virginia — 0.9%
4,375	Louisa IDA, Electric & Power Co. Project Series A, Rev., FRDO, 2.35%, 04/01/07	4,288
	Total Short-Term Investments (Cost $8,851)	8,697
	Total Investments — 102.7% (Cost $490,041)	480,376
	Liabilities in Excess of Other Assets — (2.7)%	(12,710)
	NET ASSETS — 100.0%	$467,666

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

Futures Contracts
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/06 (USD)	UNREALIZED APPRECIATION (USD)
	Short Futures Outstanding
(169)	2 Year U.S. Treasury Note	June, 2006	$(34,431)	$ 76
(255)	5 Year U.S. Treasury Note	June, 2006	(26,560)	221
				$297

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   33

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 4.7%
131	Boeing Co.	10,924
245	Raytheon Co.	10,837
187	United Technologies Corp.	11,752
		33,513
	Air Freight & Logistics — 1.4%
85	FedEx Corp.	9,786
	Auto Components — 0.7%
62	Johnson Controls, Inc.	5,081
	Beverages — 1.4%
243	Coca-Cola Co. (The)	10,177
	Biotechnology — 1.5%
157	Amgen, Inc. (a)	10,602
	Capital Markets — 2.1%
46	Goldman Sachs Group, Inc.	7,374
115	Morgan Stanley	7,375
		14,749
	Chemicals — 1.7%
214	Praxair, Inc.	12,012
	Commercial Banks — 5.5%
446	Bank of America Corp.	22,244
216	U.S. Bancorp	6,797
163	Wachovia Corp.	9,732
		38,773
	Commercial Services & Supplies — 0.5%
97	Waste Management, Inc.	3,615
	Communications Equipment — 5.7%
399	Cisco Systems, Inc. (a)	8,362
313	Corning, Inc. (a)	8,634
518	Motorola, Inc.	11,048
244	QUALCOMM, Inc.	12,535
		40,579
	Computers & Peripherals — 5.1%
42	Apple Computer, Inc. (a)	2,949
131	Dell, Inc. (a)	3,419
476	Hewlett-Packard Co.	15,441
177	International Business Machines Corp.	14,593
		36,402
	Consumer Finance — 1.3%
173	American Express Co.	9,320
	Diversified Financial Services — 4.5%
37	Ameriprise Financial, Inc.	1,815
148	CIT Group, Inc.	8,004
443	Citigroup, Inc.	22,143
		31,962
	Diversified Telecommunication Services — 1.1%
236	Verizon Communications, Inc.	7,804
	Electric Utilities — 0.9%
161	Edison International	6,506
	Electronic Equipment & Instruments — 0.5%
149	Avnet, Inc. (a)	3,896
	Food & Staples Retailing — 3.2%
233	CVS Corp.	6,917
297	Safeway, Inc.	7,472
183	Wal-Mart Stores, Inc.	8,223
		22,612
	Health Care Equipment & Supplies — 0.7%
138	Baxter International, Inc.	5,188
	Health Care Providers & Services — 4.0%
87	Cardinal Health, Inc.	5,832
164	Medco Health Solutions, Inc. (a)	8,751
189	WellPoint, Inc. (a)	13,423
		28,006
	Hotels, Restaurants & Leisure — 2.0%
401	McDonald’s Corp.	13,852
	Household Durables — 0.6%
44	Whirlpool Corp.	3,922
	Household Products — 1.4%
172	Procter & Gamble Co.	10,035
	Industrial Conglomerates — 3.9%
614	General Electric Co.	21,244
231	Tyco International Ltd. (Bermuda)	6,084
		27,328
	Insurance — 5.6%
163	Allstate Corp. (The)	9,202
66	AMBAC Financial Group, Inc.	5,467
288	Genworth Financial, Inc.	9,572
94	Hartford Financial Services Group, Inc.	8,595
156	St. Paul Travelers Cos., Inc. (The)	6,851
		39,687
	IT Services — 0.6%
135	Accenture Ltd., Class A (Bermuda)	3,936
	Media — 3.7%
430	Comcast Corp., Special Class A (a)	13,272

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
55	Gannett Co., Inc.	3,003
77	R.H. Donnelley Corp.	4,329
137	Viacom Inc., Class B (a)	5,444
		26,048
	Metals & Mining — 0.6%
66	United States Steel Corp.	4,535
	Multiline Retail — 0.9%
93	J.C. Penney Co., Inc.	6,094
	Multi-Utilities — 1.2%
297	Duke Energy Corp.	8,660
	Oil, Gas & Consumable Fuels — 10.0%
125	Chevron Corp.	7,640
215	ConocoPhillips	14,410
661	El Paso Corp.	8,539
308	Exxon Mobil Corp.	19,456
126	Marathon Oil Corp.	9,983
107	Occidental Petroleum Corp.	10,952
		70,980
	Pharmaceuticals — 6.5%
220	Johnson & Johnson	12,901
670	Pfizer, Inc.	16,975
61	Sepracor, Inc. (a)	2,741
284	Wyeth	13,799
		46,416
	Road & Rail — 1.8%
230	Norfolk Southern Corp.	12,415
	Semiconductors & Semiconductor Equipment — 0.7%
140	Texas Instruments, Inc.	4,849
	Software — 3.8%
754	Microsoft Corp.	18,220
620	Oracle Corp. (a)	9,050
		27,270
	Specialty Retail — 1.3%
229	Home Depot, Inc.	9,125
	Textiles, Apparel & Luxury Goods — 0.6%
73	V.F. Corp.	4,485
	Thrifts & Mortgage Finance — 3.0%
204	Freddie Mac	12,472
191	Washington Mutual, Inc.	8,588
		21,060
	Tobacco — 2.6%
251	Altria Group, Inc.	18,334
	Wireless Telecommunication Services — 1.7%
494	Sprint Nextel Corp.	12,252
	Total Common Stocks (Cost $573,827)	701,866
Short-Term Investment — 0.6%
	Investment Company — 0.6%
4,062	JPMorgan Prime Money Market Fund (b) (Cost $4,062)	4,062
	Total Investments — 99.6% (Cost $577,889)	705,928
	Other Assets in Excess of Liabilities — 0.4%	2,749
	NET ASSETS — 100.0%	$708,677

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   35

JPMorgan Tax Aware Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)—	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

(r)—	Rates shown are per annum and payments are as described.

ACES—	Auction Rate Securities.

ADR—	American Depositary Receipt.

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax Paper

CMO—	Collateralized Mortgage Obligation

CNTY—	County

COP—	Certificates of Participation

CPIU—	Consumer Price Index for Urban Consumers

EDA—	Economic Development Authority

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Home Authority.

FNMA—	Federal National Mortgage Association

FRN—	Floating Rate Note. The rate shown is the rate in effect as of April 30, 2006.

FRDO—	Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at April 30, 2006.

FSA—	Financial Security Assurance

FTF—	Fixed To Floating. The interest rate is fixed until the maturity date shown, after which date the interest rate becomes a floating rate.

GAN—	Grant Anticipation Note

GO—	General Obligation

GTD—	Guaranteed

IDA—	Industrial Development Authority

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association

PCR—	Pollution Control Revenue

Rev.—	Revenue Bond

STD LNS—	Student Loans

SUB—	Step-Up Bond. The rate shown is the rate in effect as of April 30, 2006.

VAR—	Variable. The interest rate shown is the rate in effect at April 30, 2006.

XLCA—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   37

STATEMENTS OF ASSETS AND LIABILITIES
As of April 30, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund	Tax Aware Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$448,819	$130,886	$117,540	$613,333
Investments in affiliates, at value	3,293	8,103	1,165	4,956
Total investment securities, at value	452,112	138,989	118,705	618,289
Cash	3,204	—	—	36
Receivables:
Investment securities sold	9,486	6,250	2,167	17,564
Fund shares sold	745	16	—	74
Interest and dividends	600	1,312	45	561
Total Assets	466,147	146,567	120,917	636,524

LIABILITIES:
Payables:
Dividends	—	153	—	275
Investment securities purchased	8,413	—	695	14,954
Interfund lending	3,195	—	—	—
Fund shares redeemed	170	443	170	918
Accrued liabilities:
Investment advisory fees	132	5	40	203
Administration fees	32	11	10	52
Shareholder servicing fees	31	16	26	127
Distribution fees	—	1	—	—
Custodian and accounting fees	12	20	12	10
Trustees’ fees — deferred compensation plan	1	5	20	26
Other	61	144	48	63
Total Liabilities	12,047	798	1,021	16,628
Net Assets	$454,100	$145,769	$119,896	$619,896

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund	Tax Aware Large Cap Value Fund
NET ASSETS:
Paid in capital	$508,073	$171,080	$211,370	$474,016
Accumulated undistributed (distributions in excess of) net investment income	548	16	(40)	130
Accumulated net realized gains (losses)	(117,096)	(25,276)	(121,819)	11,543
Net unrealized appreciation (depreciation)	62,575	(51)	30,385	134,207
Total Net Assets	$454,100	$145,769	$119,896	$619,896

Net Assets:
Class A	$—	$5,952	$—	$—
Select Class	—	71,461	119,896	619,896
Institutional Class	454,100	68,356	—	—
Total	$454,100	$145,769	$119,896	$619,896

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	597	—	—
Select Class	—	7,170	7,025	24,964
Institutional Class	25,924	6,864	—	—

Net Asset Value:
Class A — Redemption price per share	$—	$9.97	$—	$—
Select Class — Offering and redemption price per share	—	9.97	17.07	24.83
Institutional Class — Offering and redemption price per share	17.52	9.96	—	—
Class A maximum sales charge	—	3.00%	—	—
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$—	$10.28	$—	$—

Cost of investments	$389,537	$139,040	$88,320	$484,082

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
As of April 30, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Tax Aware Real Return Fund		Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$5,168		$480,376	$701,866
Investments in affiliates, at value	211		—	4,062
Total investment securities, at value	5,379		480,376	705,928
Cash	—		1,191	44
Receivables:
Investment securities sold	—		—	3,190
Fund shares sold	20		1	248
Interest and dividends	80		6,705	632
Unrealized appreciation on open swap contracts	50		—	—
Expense reimbursements	20		—	—
Prepaid expenses and other assets	1		—	—
Total Assets	5,550		488,273	710,042

LIABILITIES:
Payables:
Dividends	—		1,310	—
Investment securities purchased	238		7,850	—
Fund shares redeemed	—		11,086	809
Variation margin on futures contracts	—		66	—
Accrued liabilities:
Investment advisory fees	—		107	266
Administration fees	—	(b)	36	57
Shareholder servicing fees	—	(b)	60	128
Distribution fees	1		—	3
Custodian and accounting fees	3		22	11
Trustees’ fees — deferred compensation plan	—		3	8
Other	—		67	83
Total Liabilities	242		20,607	1,365
Net Assets	$5,308		$467,666	$708,677

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
NET ASSETS:
Paid in capital	$5,352	$494,998	$624,697
Accumulated undistributed (distributions in excess of) net investment income	(1)	(22)	285
Accumulated net realized gains (losses)	(2)	(17,942)	(44,344)
Net unrealized appreciation (depreciation)	(41)	(9,368)	128,039
Total Net Assets	$5,308	$467,666	$708,677

Net Assets:
Class A	$588	$—	$6,343
Class B	—	—	2,554
Class C	503	—	560
Select Class	1,168	395,837	591,823
Institutional Class	3,049	71,829	107,397
Total	$5,308	$467,666	$708,677

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	59	—	351
Class B	—	—	143
Class C	51	—	31
Select Class	118	40,845	32,680
Institutional Class	307	7,412	8,475

Net Asset Value:
Class A — Redemption price per share	$9.91	$—	$18.08
Class B — Offering price per share (a)	—	—	17.90
Class C — Offering price per share (a)	9.91	—	17.86
Select Class — Offering and redemption price per share	9.91	9.69	18.11
Institutional Class — Offering and redemption price per share	9.92	9.69	12.67
Class A maximum sales charge	4.50%	—	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.38	$—	$19.08

Cost of investments	$5,470	$490,041	$577,889

(a) Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   41

STATEMENTS OF OPERATIONS
For the Six Months Ended APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund		Tax Aware Large Cap Value Fund
INVESTMENT INCOME:
Dividend income	$4,168	$113	$574		$6,667
Dividend income from affiliates (a)	86	127	24		87
Interest income	—	2,611	—		63
Total investment income	4,254	2,851	598		6,817

EXPENSES:
Investment advisory fees	740	208	264		1,170
Administration fees	219	86	68		302
Distribution fees — Class A	—	8	—		—
Shareholder servicing fees:
Class A	—	9	—		—
Select Class	—	104	165		732
Institutional Class	212	38	—		—
Custodian and accounting fees	21	2	28		29
Interest expense	1	1	—	(b)	3
Professional fees	31	33	25		29
Trustees’ fees	3	1	1		4
Printing and mailing costs	5	32	4		20
Registration and filing fees	9	13	8		12
Transfer agent fees	18	14	5		18
Other	6	— (b)	2		9
Total Expenses	1,265	549	570		2,328
Less amounts waived	(96)	(219)	(9)		—
Less earnings credits	(4)	(1)	—	(b)	—	(b)
Net expenses	1,165	329	561		2,328
Net investment income (loss)	3,089	2,522	37		4,489

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	2,244	(130)	5,850		38,233
Change in net unrealized appreciation (depreciation) of:
Investments	30,411	82	4,463		20,347
Net realized/unrealized gains (losses)	32,655	(48)	10,313		58,580
Change in net assets resulting from operations	$35,744	$2,474	$10,350		$63,069

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$—	$132	$7,860
Dividend income from affiliates (a)	4	142	92
Interest income	93	10,003	3
Total investment income	97	10,277	7,955

EXPENSES:
Investment advisory fees	9	660	1,774
Administration fees	3	272	408
Distribution fees:
Class A	— (b)	—	9
Class B	—	—	9
Class C	2	—	2
Shareholder servicing fees:
Class A	1	—	9
Class B	—	—	3
Class C	1	—	1
Select Class	1	512	810
Institutional Class	1	59	65
Custodian and accounting fees	13	41	42
Interest expense	—	25	1
Professional fees	37	30	35
Trustees’ fees	— (b)	4	6
Printing and mailing costs	1	19	47
Registration and filing fees	30	6	24
Transfer agent fees	12	11	39
Other	3	5	7
Total Expenses	114	1,644	3,291
Less amounts waived	(14)	(234)	(48)
Less earnings credits	— (b)	(22)	(1)
Less expense reimbursements	(83)	—	—
Net expenses	17	1,388	3,242
Net investment income (loss)	80	8,889	4,713

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(2)	(7,381)	39,071
Futures	—	968	—
Swaps	(1)	—	—
Net realized gain (loss)	(3)	(6,413)	39,071
Change in net unrealized appreciation (depreciation) of:
Investments	(24)	3,099	27,764
Futures	—	(362)	—
Swaps	9	—	—
Change in net unrealized appreciation (depreciation)	(15)	2,737	27,764
Net realized/unrealized gains (losses)	(18)	(3,676)	66,835
Change in net assets resulting from operations	$62	$5,213	$71,548

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,089	$4,021	$2,522	$7,525
Net realized gain (loss)	2,244	2,130	(130)	(1,638)
Change in net unrealized appreciation (depreciation)	30,411	8,009	82	341
Change in net assets resulting from operations	35,744	14,160	2,474	6,228

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(81)	(176)
Select Class
From net investment income	—	—	(1,102)	(3,126)
Institutional Class
From net investment income	(3,037)	(3,694)	(1,093)	(3,964)
Total distributions to shareholders	(3,037)	(3,694)	(2,276)	(7,266)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	44,514	164,893	(54,452)	(920,957)

NET ASSETS:
Change in net assets	77,221	175,359	(54,254)	(921,995)
Beginning of period	376,879	201,520	200,023	1,122,018
End of period	$454,100	$376,879	$145,769	$200,023
Accumulated undistributed (distributions in excess of) net investment income	$548	$496	$16	$(230)

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

	Tax Aware Large Cap Growth Fund		Tax Aware Large Cap Value Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$37	$910	$4,489	$7,942
Net realized gain (loss)	5,850	5,984	38,233	4,822
Change in net unrealized appreciation (depreciation)	4,463	7,071	20,347	30,326
Change in net assets resulting from operations	10,350	13,965	63,069	43,090

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	(53)	(906)	(3,947)	(7,915)
From return of capital	—	(47)	—	—
Total distributions to shareholders	(53)	(953)	(3,947)	(7,915)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(28,767)	(73,618)	4,203	(17,357)

NET ASSETS:
Change in net assets	(18,470)	(60,606)	63,325	17,818
Beginning of period	138,366	198,972	556,571	538,753
End of period	$119,896	$138,366	$619,896	$556,571
Accumulated undistributed (distributions in excess of) net investment income	$(40)	$(24)	$130	$(412)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Real Return Fund		Tax Aware Short-Intermediate Income Fund
	Six Months Ended 4/30/2006 (Unaudited)	Period Ended 10/31/2005 (a)	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$80	$23	$8,889	$21,250
Net realized gain (loss)	(3)	1	(6,413)	(4,605)
Change in net unrealized appreciation (depreciation)	(15)	(26)	2,737	(13,179)
Change in net assets resulting from operations	62	(2)	5,213	3,466

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9)	(2)	—	—
Class C
From net investment income	(6)	(2)	—	—
Select Class
From net investment income	(18)	(4)	(6,497)	(13,794)
Institutional Class
From net investment income	(50)	(14)	(1,826)	(7,820)
Total distributions to shareholders	(83)	(22)	(8,323)	(21,614)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	200	5,153	(223,288)	5,557

NET ASSETS:
Change in net assets	179	5,129	(226,398)	(12,591)
Beginning of period	5,129	—	694,064	706,655
End of period	$5,308	$5,129	$467,666	$694,064
Accumulated undistributed (distributions in excess of) net investment income	$(1)	$2	$(22)	$(588)

(a)	Commencement of operations was August 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

	Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,713	$13,235
Net realized gain (loss)	39,071	(11,201)
Change in net unrealized appreciation (depreciation)	27,764	45,470
Change in net assets resulting from operations	71,548	47,504

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(33)	(59)
Class B
From net investment income	(6)	(13)
Class C
From net investment income	(1)	(2)
Select Class
From net investment income	(3,847)	(10,489)
Institutional Class
From net investment income	(1,273)	(2,524)
Total distributions to shareholders	(5,160)	(13,087)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(203,491)	(196,946)

NET ASSETS:
Change in net assets	(137,103)	(162,529)
Beginning of period	845,780	1,008,309
End of period	$708,677	$845,780
Accumulated undistributed (distributions in excess of) net investment income	$285	$732

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$80	$831
Dividends reinvested	—	—	72	161
Cost of shares redeemed	—	—	(1,686)	(9,169)
Change in net assets from Class A capital transactions	$—	$—	$(1,534)	$(8,177)

Select Class
Proceeds from shares issued	$—	$—	$6,113	$33,151
Dividends reinvested	—	—	296	833
Cost of shares redeemed	—	—	(39,750)	(290,999)
Change in net assets from Select Class capital transactions	$—	$—	$(33,341)	$(257,015)

Institutional Class
Proceeds from shares issued	$121,115	$222,409	$2,987	$35,714
Dividends reinvested	1,296	2,259	964	3,211
Cost of shares redeemed	(76,903)	(59,775)	(23,528)	(694,690)
Redemption in-kind (see Note 8)	(994)	—	—	—
Change in net assets from Institutional Class capital transactions	$44,514	$164,893	$(19,577)	$(655,765)

SHARE TRANSACTIONS:
Class A
Issued	—	—	8	83
Reinvested	—	—	7	16
Redeemed	—	—	(169)	(918)
Change in Class A Shares	—	—	(154)	(819)

Select Class
Issued	—	—	613	3,321
Reinvested	—	—	30	84
Redeemed	—	—	(3,987)	(29,156)
Change in Select Class Shares	—	—	(3,344)	(25,751)

Institutional Class
Issued	7,076	13,697	299	3,579
Reinvested	76	140	97	322
Redeemed	(4,491)	(3,688)	(2,361)	(69,666)
Redemption in-kind (See Note 8)	(60)	—	—	—
Change in Institutional Class Shares	2,601	10,149	(1,965)	(65,765)

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

	Tax Aware Large Cap Growth Fund		Tax Aware Large Cap Value Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Select Class
Proceeds from shares issued	$915	$7,788	$36,160	$198,592
Subscription in-kind (See Note 8)	—	—	122,843	—
Dividends reinvested	1	26	239	565
Cost of shares redeemed	(29,683)	(81,432)	(141,129)	(216,514)
Redemption in-kind (See Note 8)	—	—	(13,910)	—
Change in net assets from Select Class capital transactions	$(28,767)	$(73,618)	$4,203	$(17,357)

SHARE TRANSACTIONS:
Select Class
Issued	55	502	1,527	8,890
Subscription in-kind (See Note 8)	—	—	5,212	—
Reinvested	— (b)	2	10	25
Redeemed	(1,755)	(5,274)	(5,927)	(9,627)
Redemption in-kind (See Note 8)	—	—	(571)	—
Change in Select Class Shares	(1,700)	(4,770)	251	(712)

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Real Return Fund			Tax Aware Short-Intermediate Income Fund
	Six Months Ended 4/30/2006 (Unaudited)		Period Ended 10/31/2005 (a)	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	(b)	$621	$—	$—
Dividends reinvested	9		2	—	—
Cost of shares redeemed	(38)		—	—	—
Change in net assets from Class A capital transactions	$(29)		$623	$—	$—

Class C
Proceeds from shares issued	$—	(b)	$500	$—	$—
Dividends reinvested	6		2	—	—
Change in net assets from Class C capital transactions	$6		$502	$—	$—

Select Class
Proceeds from shares issued	$155		$1,000	$115,338	$341,218
Subscription in-kind (See Note 8)	—		—	114,991	—
Dividends reinvested	18		4	805	1,394
Cost of shares redeemed	—		—	(339,605)	(181,453)
Change in net assets from Select Class capital transactions	$173		$1,004	$(108,471)	$161,159

Institutional Class
Proceeds from shares issued	$—	(b)	$3,010	$4,098	$133,747
Dividends reinvested	50		14	577	2,863
Cost of shares redeemed	—		—	(119,492)	(292,212)
Change in net assets from Institutional Class capital transactions	$50		$3,024	$(114,817)	$(155,602)

(a)	Commencement of operations was August 31, 2005.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

	Tax Aware Real Return Fund				Tax Aware Short-Intermediate Income Fund
	Six Months Ended 4/30/2006 (Unaudited)		Period Ended 10/31/2005 (a)		Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005

SHARE TRANSACTIONS:
Class A
Issued	—	(b)	62		—	—
Reinvested	1		—	(b)	—	—
Redeemed	(4)		—		—	—
Change in Class A Shares	(3)		62		—	—

Class C
Issued	—	(b)	50		—	—
Reinvested	1		—	(b)	—	—
Change in Class C Shares	1		50		—	—

Select Class
Issued	15		100		11,821	34,510
Subscription in-kind (See Note 8)	—		—		11,782	—
Reinvested	2		1		83	141
Redeemed	—		—		(34,826)	(18,407)
Change in Select Class Shares	17		101		(11,140)	16,244

Institutional Class
Issued	—	(b)	301		421	13,519
Reinvested	5		1		59	290
Redeemed	—		—		(12,247)	(29,571)
Change in Institutional Class Shares	5		302		(11,767)	(15,762)

(a)	Commencement of operations was August 31, 2005.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$519	$4,685
Dividends reinvested	33	53
Cost of shares redeemed	(2,951)	(1,932)
Change in net assets from Class A capital transactions	$(2,399)	$2,806

Class B
Proceeds from shares issued	$41	$127
Dividends reinvested	5	11
Cost of shares redeemed	(156)	(585)
Change in net assets from Class B capital transactions	$(110)	$(447)

Class C
Proceeds from shares issued	$30	$273
Dividends reinvested	1	1
Cost of shares redeemed	(66)	(221)
Change in net assets from Class C capital transactions	$(35)	$53

Select Class
Proceeds from shares issued	$8,915	$157,751
Dividends reinvested	608	1,859
Cost of shares redeemed	(173,954)	(368,677)
Change in net assets from Select Class capital transactions	$(164,431)	$(209,067)

Institutional Class
Proceeds from shares issued	$3,525	$57,916
Dividends reinvested	927	2,099
Cost of shares redeemed	(38,034)	(50,306)
Redemption in-kind (See Note 8)	(2,934)	—
Change in net assets from Institutional Class capital transactions	$(36,516)	$9,709

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

	Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	30	283
Reinvested	2	3
Redeemed	(169)	(115)
Change in Class A Shares	(137)	171

Class B
Issued	3	7
Reinvested	— (b)	1
Redeemed	(9)	(35)
Change in Class B Shares	(6)	(27)

Class C
Issued	2	16
Reinvested	— (b)	— (b)
Redeemed	(4)	(13)
Change in Class C Shares	(2)	3

Select Class
Issued	513	9,378
Reinvested	35	109
Redeemed	(9,895)	(21,824)
Change in Select Class Shares	(9,347)	(12,337)

Institutional Class
Issued	286	4,978
Reinvested	75	175
Redeemed	(3,057)	(4,281)
Redemption in-kind (See Note 8)	(239)	—
Change in Institutional Class Shares	(2,935)	872

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Enhanced Income Fund
Six Months Ended April 30, 2006 (Unaudited)	$9.96	$0.14		$(0.01)	$0.13	$(0.12)	$—	$(0.12)
Year Ended October 31, 2005	9.99	0.20		(0.03)	0.17	(0.20)	—	(0.20)
Year Ended October 31, 2004	10.05	0.11		(0.06)	0.05	(0.11)	—	(0.11)
Year Ended October 31, 2003	10.08	0.14		(0.03)	0.11	(0.14)	—	(0.14)
November 30, 2001 (d) to October 31, 2002	10.10	0.16		(0.01)	0.15	(0.16)	(0.01)	(0.17)

Tax Aware Real Return Fund
Six Months Ended April 30, 2006 (Unaudited)	9.95	0.14		(0.03)	0.11	(0.15)	—	(0.15)
August 31, 2005 (d) to October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	—	(0.04)

Tax Aware U.S. Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	16.65	0.08		1.43	1.51	(0.08)	—	(0.08)
Year Ended October 31, 2005	16.16	0.16		0.49	0.65	(0.16)	—	(0.16)
Year Ended October 31, 2004	14.89	0.08	(e)	1.28	1.36	(0.09)	—	(0.09)
Year Ended October 31, 2003	12.86	0.09	(e)	2.01	2.10	(0.07)	—	(0.07)
Year Ended October 31, 2002	15.58	0.10		(2.71)	(2.61)	(0.11)	—	(0.11)
April 16, 2001 (d) to October 31, 2001	16.88	0.03	(e)	(1.27)	(1.24)	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 9.97	1.34%	$5,952	0.75%	2.69%	0.97%		34%
9.96	1.68	7,479	0.75	1.89	1.02		75
9.99	0.47	15,684	0.75	1.04	1.03		95
10.05	1.12	22,000	0.75	1.38	1.00		241
10.08	1.42	19,000	0.75	1.55	1.06		186

9.91	1.08	588	0.90	2.85	4.65	(f)	14
9.95	(0.09)	620	0.90	2.45	11.03	(f)	12

18.08	9.09	6,343	1.10	0.93	1.10		19
16.65	3.99	8,132	1.10	0.89	1.24		46
16.16	9.15	5,130	1.10	0.57	1.74		59
14.89	16.37	5,000	1.10	0.68	1.90		13
12.86	(16.89)	5,000	1.10	0.52	1.88		27
15.58	(7.38)	1,000	1.04	0.33	8.73	(f)	22

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware U.S. Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	$16.49	$0.03		$1.42	$1.45	$(0.04)	$—	$(0.04)
Year Ended October 31, 2005	16.00	0.07		0.49	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.75	0.01	(e)	1.26	1.27	(0.02)	—	(0.02)
Year Ended October 31, 2003	12.76	0.02	(e)	1.99	2.01	(0.02)	—	(0.02)
Year Ended October 31, 2002	15.47	0.03		(2.71)	(2.68)	(0.03)	—	(0.03)
April 16, 2001 (d) to October 31, 2001	16.88	(0.03	)(e)	(1.33)	(1.36)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than 0.01%.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 17.90	8.80%	$2,554	1.60%	0.39%	1.60%		19%
16.49	3.51	2,458	1.60	0.53	1.79		46
16.00	8.62	2,814	1.60	0.07	2.24		59
14.75	15.82	3,000	1.60	0.18	2.40		13
12.76	(17.35)	3,000	1.60	0.00 (f)	2.39		27
15.47	(8.09)	1,000	1.60	(0.35)	7.71	(g)	22

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Real Return Fund
Six Months Ended April 30, 2006 (Unaudited)	$9.95	$0.12		$(0.04)	$0.08	$(0.12)	$—	$(0.12)
August 31, 2005 (d) to October 31, 2005	10.00	0.03	(e)	(0.05)	(0.02)	(0.03)	—	(0.03)

Tax Aware U.S. Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	16.46	0.03		1.41	1.44	(0.04)	—	(0.04)
Year Ended October 31, 2005	15.97	0.08		0.48	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.72	0.02	(e)	1.25	1.27	(0.02)	—	(0.02)
Year Ended October 31, 2003	12.74	0.02	(e)	1.99	2.01	(0.03)	—	(0.03)
Year Ended October 31, 2002	15.45	0.04		(2.71)	(2.67)	(0.04)	—	(0.04)
April 16, 2001 (d) to October 31, 2001	16.88	(0.02	)(e)	(1.35)	(1.37)	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than 0.01%.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 9.91	0.84%	$503	1.40%	2.35%	5.15	%(g)	14%
9.95	(0.16)	499	1.40	1.95	11.32	(g)	12

17.86	8.77	560	1.60	0.39	1.60		19
16.46	3.53	550	1.60	0.47	1.77		46
15.97	8.66	479	1.60	0.07	2.24		59
14.72	15.80	367	1.60	0.18	2.40		13
12.74	(17.35)	264	1.60	0.00 (f)	2.38		27
15.45	(8.16)	104	1.57	(0.17)	23.55	(g)	22

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital
Tax Aware Enhanced Income Fund
Six Months Ended April 30, 2006 (Unaudited)	$9.96	$0.15		$— (f)	$0.15	$(0.14)	$—	$—
Year Ended October 31, 2005	9.99	0.22		(0.03)	0.19	(0.22)	—	—
Year Ended October 31, 2004	10.06	0.13		(0.07)	0.06	(0.13)	—	—
Year Ended October 31, 2003	10.08	0.17		(0.02)	0.15	(0.17)	—	—
Year Ended October 31, 2002	10.11	0.20		(0.02)	0.18	(0.20)	(0.01)	—
Year Ended October 31, 2001	9.95	0.36		0.16	0.52	(0.36)	—	—

Tax Aware Large Cap Growth Fund
Six Months Ended April 30, 2006 (Unaudited)	15.86	—	(f)	1.22	1.22	(0.01)	—	—
Year Ended October 31, 2005	14.74	0.07		1.13	1.20	(0.07)	—	(0.01)
Year Ended October 31, 2004	14.79	0.01		(0.04)	(0.03)	(0.01)	—	(0.01)
Year Ended October 31, 2003	13.03	0.05		1.75	1.80	(0.04)	—	—
January 1, 2002 to October 31, 2002 (d)	17.39	0.04		(4.36)	(4.32)	(0.04)	—	—
November 1, 2001 to December 31, 2001 (e)	16.32	0.02		1.07	1.09	(0.02)	—	—
Year Ended October 31, 2001	42.93	0.04		(11.41)	(11.37)	(0.04)	(15.20)	—

Tax Aware Large Cap Value Fund
Six Months Ended April 30, 2006 (Unaudited)	22.52	0.18		2.29	2.47	(0.16)	—	—
Year Ended October 31, 2005	21.19	0.29		1.33	1.62	(0.29)	—	—
Year Ended October 31, 2004	18.65	0.25		2.56	2.81	(0.27)	—	—
Year Ended October 31, 2003	16.01	0.26		2.64	2.90	(0.26)	—	—
January 1, 2002 to October 31, 2002 (d)	19.74	0.22		(3.74)	(3.52)	(0.21)	—	—
November 1, 2001 to December 31, 2001 (e)	18.44	0.03		1.30	1.33	(0.03)	—	—
Year Ended October 31, 2001	25.57	0.20		(5.41)	(5.21)	(0.19)	(1.73)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to October 31.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ (0.14)	$9.97	1.46%	$71,461	0.50%	2.92%	0.72%	34%
(0.22)	9.96	1.92	104,716	0.50	2.08	0.71	75
(0.13)	9.99	0.63	362,177	0.50	1.30	0.68	95
(0.17)	10.06	1.48	444,000	0.50	1.61	0.69	241
(0.21)	10.08	1.75	278,000	0.50	1.94	0.70	186
(0.36)	10.11	5.47	186,000	0.50	3.51	0.67	142

(0.01)	17.07	7.67	119,896	0.85	0.06	0.86	22
(0.08)	15.86	8.12	138,366	0.85	0.54	0.87	75
(0.02)	14.74	(0.21)	198,972	0.85	0.07	0.87	129
(0.04)	14.79	13.84	268,000	0.85	0.35	0.87	35
(0.04)	13.03	(24.84)	257,000	0.68	0.34	0.85	46
(0.02)	17.39	6.70	433,000	0.55	0.56	0.85	3
(15.24)	16.32	(33.30)	423,000	0.49	0.21	0.85	84

(0.16)	24.83	10.99	619,896	0.79	1.53	0.80	24
(0.29)	22.52	7.67	556,571	0.81	1.31	0.81	77
(0.27)	21.19	15.12	538,753	0.85	1.20	0.85	39
(0.26)	18.65	18.34	349,000	0.85	1.55	0.85	33
(0.21)	16.01	(17.94)	327,000	0.79	1.43	0.85	80
(0.03)	19.74	7.20	415,000	0.69	0.91	0.85	0
(1.92)	18.44	(21.43)	406,000	0.69	0.93	0.87	8

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Real Return Fund
Six Months Ended April 30, 2006 (Unaudited)	$9.95	$0.15	(e)	$(0.03)	$0.12	$(0.16)	$—	$(0.16)
August 31, 2005 (d) to October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	—	(0.04)

Tax Aware Short-Intermediate Income Fund
Six Months Ended April 30, 2006 (Unaudited)	9.75	0.17		(0.07)	0.10	(0.16)	—	(0.16)
Year Ended October 31, 2005	10.00	0.27		(0.24)	0.03	(0.28)	—	(0.28)
Year Ended October 31, 2004	10.05	0.23		(0.05)	0.18	(0.23)	—	(0.23)
December 20, 2002 (d) to October 31, 2003	10.00	0.19	(e)	0.04	0.23	(0.18)	—	(0.18)

Tax Aware U.S. Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	16.68	0.12		1.41	1.53	(0.10)	—	(0.10)
Year Ended October 31, 2005	16.18	0.23		0.47	0.70	(0.20)	—	(0.20)
Year Ended October 31, 2004	14.90	0.13	(e)	1.28	1.41	(0.13)	—	(0.13)
Year Ended October 31, 2003	12.88	0.12	(e)	2.01	2.13	(0.11)	—	(0.11)
Year Ended October 31, 2002	15.59	0.10		(2.69)	(2.59)	(0.12)	—	(0.12)
Year Ended October 31, 2001	20.51	0.10	(e)	(4.96)	(4.86)	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$9.91	1.20%	$1,168	0.65%	3.10%	4.42%		14%
9.95	(0.06)	1,000	0.65	2.70	10.57	(f)	12

9.69	1.03	395,837	0.56	3.34	0.66		44
9.75	0.33	507,008	0.55	2.81	0.65		118
10.00	1.86	357,317	0.55	2.38	0.69		185
10.05	2.28	201,000	0.50	2.22	0.72		274

18.11	9.22	591,823	0.84	1.18	0.85		19
16.68	4.29	701,050	0.84	1.28	0.86		46
16.18	9.46	879,507	0.84	0.83	0.90		59
14.90	16.64	630,000	0.84	0.92	0.93		13
12.88	(16.70)	187,000	0.84	0.73	0.97		27
15.59	(23.76)	212,000	0.84	0.56	0.87		22

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Disciplined Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	$16.16	$0.12		$1.36	$1.48	$(0.12)	$—	$(0.12)
Year Ended October 31, 2005	15.30	0.24		0.85	1.09	(0.23)	—	(0.23)
Year Ended October 31, 2004	14.02	0.16		1.29	1.45	(0.17)	—	(0.17)
Year Ended October 31, 2003	11.74	0.15		2.28	2.43	(0.15)	—	(0.15)
Year Ended October 31, 2002	14.36	0.14		(2.57)	(2.43)	(0.19)	—	(0.19)
Year Ended October 31, 2001	18.87	0.14		(4.57)	(4.43)	(0.08)	—	(0.08)

Tax Aware Enhanced Income Fund
Six Months Ended April 30, 2006 (Unaudited)	9.95	0.16		— (f)	0.16	(0.15)	—	(0.15)
Year Ended October 31, 2005	9.98	0.23		(0.01)	0.22	(0.25)	—	(0.25)
Year Ended October 31, 2004	10.05	0.15		(0.06)	0.09	(0.16)	—	(0.16)
Year Ended October 31, 2003	10.07	0.19		(0.02)	0.17	(0.19)	—	(0.19)
Year Ended October 31, 2002	10.10	0.22		(0.01)	0.21	(0.23)	(0.01)	(0.24)
Year Ended October 31, 2001	9.95	0.39		0.15	0.54	(0.39)	—	(0.39)

Tax Aware Real Return Fund
Six Months Ended April 30, 2006 (Unaudited)	9.95	0.16	(e)	(0.03)	0.13	(0.16)	—	(0.16)
August 31, 2005 (d) to October 31, 2005	10.00	0.05	(e)	(0.05)	—	(0.05)	—	(0.05)

Tax Aware Short-Intermediate Income Fund
Six Months Ended April 30, 2006 (Unaudited)	9.75	0.21		(0.10)	0.11	(0.17)	—	(0.17)
Year Ended October 31, 2005	10.00	0.30		(0.25)	0.05	(0.30)	—	(0.30)
Year Ended October 31, 2004	10.05	0.26		(0.06)	0.20	(0.25)	—	(0.25)
December 20, 2002 (d) to October 31, 2003	10.00	0.20	(e)	0.04	0.24	(0.19)	—	(0.19)

Tax Aware U.S. Equity Fund
Six Months Ended April 30, 2006 (Unaudited)	11.71	0.02		1.06	1.08	(0.12)	—	(0.12)
Year Ended October 31, 2005	11.42	0.18		0.34	0.52	(0.23)	—	(0.23)
Year Ended October 31, 2004	10.57	0.11	(e)	0.89	1.00	(0.15)	—	(0.15)
Year Ended October 31, 2003	9.17	0.11	(e)	1.42	1.53	(0.13)	—	(0.13)
Year Ended October 31, 2002	11.15	0.12		(1.94)	(1.82)	(0.16)	—	(0.16)
Year Ended October 31, 2001	14.73	0.08	(e)	(3.55)	(3.47)	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Amount is less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 17.52	9.19%	$454,100	0.55%	1.46%	0.60%		14%
16.16	7.11	376,879	0.55	1.47	0.64		24
15.30	10.40	201,520	0.55	1.14	0.69		31
14.02	20.91	181,000	0.55	1.21	0.71		46
11.74	(17.13)	194,000	0.55	0.93	0.70		60
14.36	(23.55)	313,000	0.55	0.77	0.60		44

9.96	1.57	68,356	0.25	3.18	0.57		34
9.95	2.18	87,828	0.25	2.19	0.56		75
9.98	0.88	744,157	0.25	1.55	0.53		95
10.05	1.73	2,068,000	0.25	1.88	0.53		241
10.07	2.01	1,671,000	0.25	2.20	0.54		186
10.10	5.63	951,000	0.25	3.80	0.50		142

9.92	1.35	3,049	0.50	3.25	4.25	(g)	14
9.95	(0.04)	3,010	0.50	2.85	10.42	(g)	12

9.69	1.11	71,829	0.41	3.46	0.51		44
9.75	0.48	187,056	0.40	2.92	0.51		118
10.00	2.02	349,338	0.40	2.49	0.55		185
10.05	2.41	336,000	0.35	2.34	0.57		274

12.67	9.25	107,397	0.70	1.31	0.70		19
11.71	4.50	133,590	0.70	1.37	0.71		46
11.42	9.50	120,379	0.70	0.97	0.76		59
10.57	16.89	105,000	0.70	1.09	0.79		13
9.17	(16.50)	41,000	0.70	0.92	0.84		27
11.15	(23.67)	12,000	0.70	0.69	0.93		22

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Prior to February 19, 2005, Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund were separate series of J.P. Morgan Series Trust. Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund were separate series of J.P. Morgan Mutual Fund Select Group. Tax Aware Short-Intermediate Income Fund was a separate series of J.P. Morgan Institutional Funds. Effective after the close of business on February 18, 2005, each Fund was reorganized as a separate series of JPMorgan Trust I.

The following are 7 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Tax Aware Disciplined Equity Fund	Institutional Class
Tax Aware Enhanced Income Fund	Class A, Select Class and Institutional Class
Tax Aware Large Cap Growth Fund	Select Class
Tax Aware Large Cap Value Fund	Select Class
Tax Aware Real Return Fund	Class A, Class C, Select Class and Institutional Class
Tax Aware Short-Intermediate Income Fund	Select Class and Institutional Class
Tax Aware U.S. Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A Shares for which front-end sales charges have been waived may be subject to redemption charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third-party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in 61 days or less are generally valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which

66   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The Funds do not hold any restricted or illiquid securities as of April 30, 2006.

C.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contacts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

The Funds may invest in exchange-traded futures for hedging purposes, to either modify the duration of the portfolio, modifying the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2006, Tax Aware Short Intermediate Income Fund has outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D.  Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

The Funds may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Funds may enter into credit default contracts in which they or their counterparties act as guarantors. By acting as the guarantor of the contract, the Funds assume the market and credit risk of the underlying instrument including liquidity and loss of value.

The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of April 30, 2006, the Tax Aware Real Return Fund has outstanding swap agreements as listed on its Schedule of Portfolio Investments.

E.  Commitments — The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

F. Dollar Rolls — The Funds may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

As of April 30, 2006, the Funds do not have any TBA Dollar Rolls outstanding.

G.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Distributions to Shareholders — Tax Aware Enhanced Income Fund, Tax Aware Large Cap Value Fund, Tax Aware Short-Intermediate Income Fund and Tax Aware Real Return Fund declare and pay dividends from net investment income monthly. Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund declare and pay dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Disciplined Equity Fund	0.35%
Tax Aware Enhanced Income Fund	0.25
Tax Aware Large Cap Growth Fund	0.40
Tax Aware Large Cap Value Fund	0.40
Tax Aware Real Return Fund	0.35
Tax Aware Short-Intermediate Income Fund	0.25
Tax Aware U.S. Equity Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

68   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

The amounts of these waivers/reimbursements from the Tax Aware Funds for the periods ended are as follows (amounts in thousands):

	Period ended 04/30/06
Tax Aware Disciplined Equity Fund	$4
Tax Aware Enhanced Income Fund	7
Tax Aware Large Cap Growth Fund	1
Tax Aware Large Cap Value Fund	4
Tax Aware Real Return Fund	—	(b)
Tax Aware Short-Intermediate Income Fund	9
Tax Aware U.S. Equity Fund	4

(b)	Amount rounds to less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds, Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A		Class B		Class C
Tax Aware Disciplined Equity Fund	n/a	%	n/a	%	n/a	%
Tax Aware Enhanced Income Fund	0.25		n/a		n/a
Tax Aware Large Cap Growth Fund	n/a		n/a		n/a
Tax Aware Large Cap Value Fund	n/a		n/a		n/a
Tax Aware Real Return Fund	0.25		n/a		0.75
Tax Aware Short-Intermediate Income Fund	n/a		n/a		n/a
Tax Aware U.S. Equity Fund	0.25		0.75		0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2006, the Distributor received the following amounts (in thousands):

	Front End Sales Charge		CDSC
Tax Aware Enhanced Income Fund	$—	(b)	$—
Tax Aware Real Return Fund	2		—
Tax Aware U.S. Equity Fund	5		4

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A		Class B		Class C		Select Class		Institutional Class
Tax Aware Disciplined Equity Fund	n/a	%	n/a	%	n/a	%	n/a	%	0.10%
Tax Aware Enhanced Income Fund	0.25		n/a		n/a		0.25		0.10
Tax Aware Large Cap Growth Fund	n/a		n/a		n/a		0.25		n/a
Tax Aware Large Cap Value Fund	n/a		n/a		n/a		0.25		n/a
Tax Aware Real Return Fund	0.25		n/a		0.25		0.25		0.10
Tax Aware Short-Intermediate Income Fund	n/a		n/a		n/a		0.25		0.10
Tax Aware U.S. Equity Fund	0.25		0.25		0.25		0.25		0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Select Class		Institutional Class
Tax Aware Disciplined Equity Fund	n/a	%	n/a	%	n/a	%	n/a	%	0.55%
Tax Aware Enhanced Income Fund	0.75		n/a		n/a		0.50		0.25
Tax Aware Large Cap Growth Fund	n/a		n/a		n/a		0.85		n/a
Tax Aware Large Cap Value Fund	n/a		n/a		n/a		0.85		n/a
Tax Aware Real Return Fund	0.90		n/a		1.40		0.65		0.50
Tax Aware Short-Intermediate Income Fund	n/a		n/a		n/a		0.55		0.40
Tax Aware U.S. Equity Fund	1.10		1.60		1.60		0.84		0.70

The contractual expense limitation agreements were in effect for the six months ended April 30, 2006. The expense limitation percentages in the table above are in place until at least February 28, 2007.

For the six months ended April 30, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Tax Aware Disciplined Equity Fund	$—	$26	$70	$96	$—
Tax Aware Enhanced Income Fund	169	12	38	219	—
Tax Aware Large Cap Growth Fund	9	—	—	9	—
Tax Aware Real Return Fund	8	3	3	14	83
Tax Aware Short-Intermediate Income Fund	—	15	219	234	—
Tax Aware U.S. Equity Fund	—	16	32	48	—

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. As of April 30, 2006, such officers did not receive compensation from the Funds for serving in their respective roles.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2006, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund incurred approximately (in thousands) $49 and $88 respectively, of brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

70   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

4. Investment Transactions

During the six months ended April 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Disciplined Equity Fund	$100,761	$58,382
Tax Aware Enhanced Income Fund	61,287	27,518
Tax Aware Large Cap Growth Fund	28,157	58,004
Tax Aware Large Cap Value Fund	137,786	248,031
Tax Aware Real Return Fund	1,685	695
Tax Aware Short-Intermediate Income Fund	227,315	515,699
Tax Aware U.S. Equity Fund	149,833	349,495

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$389,537	$73,321	$(10,746)	$62,575
Tax Aware Enhanced Income Fund	139,040	270	(321)	(51)
Tax Aware Large Cap Growth Fund	88,320	31,261	(876)	30,385
Tax Aware Large Cap Value Fund	484,082	136,953	(2,746)	134,207
Tax Aware Real Return Fund	5,470	4	(95)	(91)
Tax Aware Short-Intermediate Income Fund	490,041	171	(9,836)	(9,665)
Tax Aware U.S. Equity Fund	577,889	135,630	(7,591)	128,039

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

As of April 30, 2006, the Tax Aware Disciplined Equity Fund had outstanding borrowings of $3,195 (in thousands) from the JPMorgan Prime Money Market Fund. The average borrowings for the six months ended April 30, 2006 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Disciplined Equity Fund	$3,195	3	$1
Tax Aware Enhanced Income Fund	572	5	—	(b)
Tax Aware Large Cap Value Fund	1,185	20	3
Tax Aware Short-Intermediate Income Fund	5,777	34	24
Tax Aware U.S. Equity Fund	1,570	4	1

(b)	Amount rounds to less than $1,000.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Transfers-in-Kind

After the close of business on February 3, 2006, the JPMorgan Chase Bank Short Intermediate Municipal Bond Trust, a common trust fund managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the Tax Aware Short-Intermediate Income Fund in a tax-free exchange. The JPMorgan Chase Bank Short Intermediate Municipal Bond Trust purchased 11,782 (in thousands) Select Class Shares of the Tax Aware Short-Intermediate Income Fund and the Tax Aware Short-Intermediate Income Fund received portfolio securities with a market value of $114,991 (amounts in thousands), including net unrealized depreciation of $521 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the Tax Aware Short-Intermediate Income Fund is equal to the JPMorgan Chase Bank Short Intermediate Municipal Bond Trust’s cost of the securities at the time of the in-kind transfer.

In addition, the JPMorgan Chase Bank Equity Income Trust, a common trust fund managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the Tax Aware Large Cap Value Fund in a tax-free exchange. The JPMorgan Chase Bank Equity Income Trust purchased 5,212 (in thousands) Select Class Shares of the Tax Aware Large Cap Value Fund and the Tax Aware Large Cap Value Fund received portfolio securities with a market value of $122,843 (in thousands), including net unrealized appreciation of $33,832 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the Tax Aware Large Cap Value Fund is equal to the JPMorgan Chase Bank Equity Income Trust’s cost of the securities at the time of the in-kind transfer.

For the period ended April 30, 2006, certain shareholders of the Tax Aware Disciplined Equity Fund and Tax Aware Large Cap Value Fund redeemed Select Class shares and certain shareholders of the Tax Aware U.S. Equity Fund redeemed Institutional Class shares and the Funds paid the redemptions primarily by means of a redemption in-kind of the Funds’ portfolio securities. Portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Tax Aware Disciplined Equity Fund	04/26/06	$994	$335	Redemption in-kind
Tax Aware Large Cap Value Fund	03/23/06	13,910	4,722	Redemption in-kind
Tax Aware U.S. Equity Fund	03/29/06	2,934	771	Redemption in-kind

9. Subsequent Event

Subsequent to April 30, 2006, the Funds had the following net redemptions:

	Amounts (in thousands)	% of Net Assets
Tax Aware Enhanced Income Fund	$13,910	10%
Tax Aware Large Cap Growth Fund	53,467	45
Tax Aware Large Cap Value Fund	169,362	27
Tax Aware Short-Intermediate Income Fund	87,808	19
Tax Aware U.S. Equity Fund	280,055	40

72   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   73

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

74   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   75

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

76   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2005	Ending Account Value, April 30, 2006	Expenses Paid During Period November 1, 2005 to April 30, 2006*	Annualized Expense Ratio
Tax Aware Disciplined Equity Fund
Institutional Class
Actual	$1,000.00	$1,091.90	$2.85	0.55%
Hypothetical	1,000.00	1,022.48	2.76	0.55
Tax Aware Enhanced Income Fund
Class A
Actual	1,000.00	1,013.40	3.74	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	1,014.60	2.50	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Institutional Class
Actual	1,000.00	1,015.70	1.25	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Tax Aware Large Cap Growth Fund
Select Class
Actual	1,000.00	1,076.70	4.38	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Tax Aware Large Cap Value Fund
Select Class
Actual	1,000.00	1,109.90	4.13	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   77

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2006

	Beginning Account Value, November 1, 2005	Ending Account Value, April 30, 2006	Expenses Paid During Period November 1, 2005 to April 30, 2006*	Annualized Expense Ratio
Tax Aware Real Return Fund
Class A
Actual	$1,000.00	$1,010.80	$4.49	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class C
Actual	1,000.00	1,008.40	6.97	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	1,012.00	3.24	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Institutional Class
Actual	1,000.00	1,013.50	2.50	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Tax Aware Short-Intermediate Income Fund
Select Class
Actual	1,000.00	1,010.30	2.79	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Institutional Class
Actual	1,000.00	1,011.10	2.04	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41
Tax Aware U.S. Equity Fund
Class A
Actual	1,000.00	1,090.90	5.70	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class B
Actual	1,000.00	1,088.00	8.28	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class C
Actual	1,000.00	1,087.70	8.28	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Select Class
Actual	1,000.00	1,092.20	4.36	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Institutional Class
Actual	1,000.00	1,092.50	3.63	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

78   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. April 2006.	SAN-TA-406

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

JPMorgan Funds

Specialty
Funds

JPMorgan Global Healthcare Fund
JPMorgan Market Neutral Fund
JPMorgan U.S. Large Cap Core Plus Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Global Healthcare Fund	2
JPMorgan Market Neutral Fund	4
JPMorgan U.S. Large Cap Core Plus Fund	6
Schedules of Portfolio Investments	8
Financial Statements	22
Financial Highlights	30
Notes to Financial Statements	40
Trustees	48
Officers	50
Schedule of Shareholder Expenses	52

HIGHLIGHTS

•	The Dow rose above 11,000 for the first time since 2001.

•	U.S. equities were boosted by strong corporate earnings data.

•	Business investment saw its greatest increase in six years.

•	Core inflation was up, flirting with the top of the Fed’s comfort zone.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 9, 2006

To Our Shareholders:

We are pleased to present the semi-annual report for certain of the JPMorgan Specialty Funds for the six-month period ended April 30, 2006. Inside you’ll find in-depth information on the Funds along with an update from the portfolio managers.

“The U.S. economy continues to expand at a solid rate, despite the Fed’s ongoing campaign to raise short-term interest rates in an attempt to slow down activity.”

Equity Markets

The U.S. equity market ended 2005 on a positive note, with corporate earnings averaging a growth rate of 14% for the full year, and 2006 kicked off strongly with the Dow Jones Industrial Average rising above 11,000 for the first time since 2001.

From late 2005 through early 2006, the U.S. equity market weathered economic challenges that ranged from increasing interest rates and higher oil prices, which surpassed $70 a barrel at times, to global political instability. While negative headlines may have concerned investors, robust consumer spending, employment and manufacturing reports supported positive market returns.

Late in the period, U.S. equities were boosted by strong corporate earnings data as first-quarter reports flooded in. Approximately two-thirds of companies reported positive news in April, outweighing disappointments by a significant margin. Estimates for the final earnings tally edged up over the month, as the market expected an 11th straight quarter of double-digit profit growth.

The Fed continues to raise rates

Inflation worries were evident late in the period as the Institute for Supply Management (ISM) reported that its purchasing managers’ index rose to 57.3% in April, while the prices paid index rose to 71.5%, the largest increases these indexes have seen since November. By late April, core inflation was up 2% from a year ago, flirting with the top of the Federal Reserve’s (Fed) comfort zone.

The Fed kept its tightening campaign active throughout the period. In March, the Federal Open Market Committee (FOMC) raised the fed funds rate for the 15th consecutive time, by 25 basis points (bps) to reach 4.75%. With continued strong growth despite higher oil prices, expectations were that the Fed would hike short-term interest rates at its session in May and possibly again in June.

Treasury prices and yields fluctuated as investors tried to anticipate the Fed’s next policy move. By the end of 2005, the yield curve flattened to the point of inversion, with the two-year Treasury trading at 4.40% before inching up slightly in early 2006. Interest rates at the longest end of the yield curve remained fairly stable. The 30-year Treasury actually declined slightly to end 2005 at 4.54% before moving up to yield 4.89% by the end of March.

Economic enthusiasm

Business investment saw its greatest increase in six years, with first-quarter growth of 14.3% compared with 4.5% for the previous quarter. However, the trade deficit continued to weigh on growth as imports exceeded exports for the period.

While the U.S. economy slowed late in 2005, it snapped back in the first quarter as the gross domestic product (GDP) reached 4.8%, the fastest growth in more than two years. In nominal terms, GDP rose to $13.02 trillion annualized, for a growth rate of 3.5% over the past four quarters. Economists expect GDP to slow to a more sustainable rate in the second quarter.

While wages and salary income continued to increase in the period (rising 0.5% in February and March), the personal savings rate did not keep pace. There was minimal improvement, to –0.3% in March from –0.6% in February. However, the savings rate has not been positive since March 2005.

By the end of the period, the U.S. consumer confidence index reached its highest level in nearly four years, increasing 2.1 points to 109.6 in April. Continued oil price increases and a possible end to the housing market boom could eventually dampen that enthusiasm.

Outlook

The U.S. economy continues to expand at a solid rate, despite the Fed’s ongoing campaign to raise short-term interest rates in an attempt to slow down activity. We still expect growth to decelerate at some point in 2006 as further Fed tightening and a slowing housing market eventually impact consumer spending, but we do not expect a recession. We look for the economy to slow around the middle of 2006 as the impact of the Fed’s monetary tightening campaign and higher bond yields constrain both consumer and corporate liquidity.

On behalf of all of us here at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   1

JPMorgan Global Healthcare Fund1

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	September 29, 2000
Fiscal Year End	October 31
Net Assets as of 4/30/06
(In Thousands)	$19,756
Primary Benchmark	MSCI World Healthcare Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Global Healthcare Fund, which seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector, rose by 6.56% (Select Class Shares) for the six-month period ended April 30, 2006.* The Fund narrowly underperformed its benchmark, the MSCI World Health Care Index, which showed an appreciation of 6.63%.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Reflecting the rising risk appetite in global equity markets, biotechnology stocks far outperformed the rest of the healthcare sector during the six-month period. Greater growth, scope for innovation and the prospect of acquisitions by larger companies seeking to build their drug pipelines drove the sector forward. Pharmaceutical stocks, which form the majority of the healthcare sector, did not perform as well due to defensive growth characteristics that are not suited to such cyclical market upswings. The two remaining sub-sectors, medical technology and healthcare services, had even less stellar performances.

We have found a larger selection of opportunities within biotechnology than other sub-sectors. These companies have attractive growth characteristics and innovative drug development programs, leading the Fund to have a higher weighting in this area than the index. Similarly, bottom-up stock characteristics have led to small overweight positions in pharmaceuticals and underweight positions in medical technology and healthcare services.

Stock selection in biotechnology was the chief contributor to performance. Announcements of positive results from important clinical studies for drugs in development gave significant boosts to the prices of a number of stocks. The top contributor to performance was Adolor, which announced positive study results in February for Entereg, a drug that speeds recovery from bowel surgery. Myogen performed well after its December announcement of positive results for Ambrisentan, a drug for treating a potentially fatal lung disorder. Isis Pharmaceuticals also contributed to performance on the announcement of encouraging additional data regarding a drug for cardiovascular disease.

By contrast, the leading detractors from performance were in pharmaceuticals. An overweight position in Rigel Pharmaceuticals detracted most. The stock fell more than 60% in the six months on reporting that its most advanced product in testing, a nasal spray, failed to relieve seasonal allergy symptoms. An overweight holding in DUSA Pharmaceuticals also detracted after the company announced that its Levulan photodynamic therapy for acne had not been successful in trials. Being underweight in German pharmaceutical stock Schering also hurt performance. Schering’s stock price surged after Merck and then Bayer bid to acquire the company. Consolidation through mergers and acquisitions was a common theme in the period.

Q:	HOW WAS THE FUND MANAGED?

A:	As always, we selected healthcare stocks that we believe have an exceptional return potential relative to other companies in the healthcare sector. We form judgments regarding companies’ attractiveness following a three-step process that combines research, valuation and stock selection. Research findings allow us to rank companies according to their relative value. We then combine these findings with our qualitative views to identify the most attractive stocks in the healthcare universe.

PORTFOLIO COMPOSITION**

United States	75.2%
Switzerland	13.3
United Kingdom	12.6
Japan	5.5
Denmark	3.3
France	2.7
Germany	1.3
Czech Republic	1.0

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	GlaxoSmithKline plc	8.0%
2.	Roche Holding AG	6.7
3.	Pfizer, Inc.	6.4
4.	Novartis AG	5.7
5.	Johnson & Johnson	5.7
6.	Wyeth	5.4
7.	Amgen, Inc.	4.6
8.	Abbott Laboratories	4.5
9.	Merck & Co., Inc.	4.0
10.	AstraZeneca plc	3.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

1.	On May 19, 2006, the Board of Trustees of the Fund approved the liquidation and closure of the Fund on June 26, 2006 (Liquidation Date). On the Liquidation Date, the Fund shall make a final liquidating distribution to its shareholders.

2   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/16/2001
Without Sales Charge		8.80%	2.70%	1.17	%ˆˆ
With Sales Charge*		3.12	1.59	0.20	ˆˆ
CLASS B SHARES	2/18/2005
Without CDSC		8.34	2.60	1.08
With CDSC**		3.34	2.23	0.91
CLASS C SHARES	2/18/2005
Without CDSC		8.35	2.60	1.08
With CDSC***		7.35	2.60	1.08
SELECT CLASS SHARES	9/29/2000	9.13	1.27	(0.08)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

ˆˆ	Reflects a $2,000 gain to the net assets of the share class resulting from a capital share transaction.

LIFE OF FUND PERFORMANCE (09/29/00 TO 04/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/29/00.

Returns for Class B and Class C Shares prior to their inception are calculated using historical expenses of Class A Shares, which are lower than Class B and Class C Shares. Returns for Class A Shares prior to its inception are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of Class A, Class B and Class C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Healthcare Fund, MSCI World Healthcare Index, and Lipper Health/Biotechnology Funds Index from September 29, 2000 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI World Healthcare Index is a replica (or model) of the world’s healthcare/healthcare services industries. The Lipper Health/Biotechnology Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   3

JPMorgan Market Neutral Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	December 31, 1998
Fiscal Year End	October 31
Net Assets as of 4/30/2006 (In Thousands)	$28,804
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing, returned 3.10% (Institutional Class Shares) for the six month period ended April 30, 2006, as compared with its benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index, which rose by 2.06% in the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund exhibited strong stock selection in both long and short positions across the majority of sectors covered by our research team. Strong stock selection within the systems hardware and capital markets sectors aided performance while pharmaceuticals and software detracted.

Corning Inc., a communications equipment company, led individual stock performance early in 2006 as it continued to benefit from strong adoption rates for liquid crystal display (LCD) products. This was most evident on the retail front, where cheaper prices for LCD televisions, notebooks and monitors dramatically increased consumer demand. Lazard Ltd, the advisory investment bank, was also a large contributor to performance in the first four months of 2006 as the company beat Wall Street estimates for its fourth-quarter 2005 earnings. The company’s upside surprise was largely driven by a 40% increase in merger and acquisition (M&A) revenues as well as a 12% increase in its asset management business.

A long position in pharmaceutical Sepracor Inc. was largely responsible for the Fund’s weakness in that sector. The company detracted from performance due to a slowdown in prescriptions for its insomnia drug, Lunesta, in late 2005. Within the software sector, a short position in Salesforce.com, the software services provider, hurt performance when the company announced better-than-expected fourth-quarter 2005 earnings results on solid new customer and subscriber growth.

Q:	HOW WAS THE FUND MANAGED?

A:	In accordance with the Fund’s objective, it was managed to be sector and dollar neutral. The focus continues to be on producing excess returns through solid stock selection by being long on the names identified as inexpensive by our research and short on those judged unattractively priced.

LONG POSITIONS PORTFOLIO COMPOSITION**

Financials	36.1%
Information Technology	10.0
Consumer Discretionary	9.8
Industrials	9.6
Health Care	7.7
Utilities	5.6
Materials	5.1
Consumer Staples	4.6
Energy	3.1
Telecommunication Services	0.6
Short-Term Investments	7.0

TOP TEN LONG POSITIONS OF THE PORTFOLIO**

1.	Norfolk Southern Corp.	2.0%
2.	Host Hotels & Resorts, Inc. REIT	2.0
3.	Air Products & Chemicals, Inc.	1.7
4.	Praxair, Inc.	1.6
5.	Simon Property Group, Inc. REIT	1.6
6.	Kilroy Realty Corp. REIT	1.6
7.	CSX Corp.	1.6
8.	Gannett Co., Inc.	1.5
9.	AMBAC Financial Group, Inc.	1.5
10.	Altria Group, Inc.	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

SHORT POSITIONS PORTFOLIO COMPOSITION**

Financials	35.8%
Information Technology	9.5
Consumer Discretionary	9.1
Health Care	8.0
Industrials	7.8
Consumer Staples	6.1
Utilities	5.7
Materials	5.4
Energy	3.2
Telecommunication Services	0.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**

1.	American International Group, Inc.	2.6%
2.	Lehman Brothers Holdings, Inc.	2.5
3.	Strategic Hotels & Resorts, Inc. REIT	1.7
4.	Intel Corp.	1.7
5.	BioMed Realty Trust, Inc. REIT	1.6
6.	Equity Office Properties Trust REIT	1.5
7.	Wachovia Corp.	1.5
8.	Rockwell Automation, Inc.	1.5
9.	Interpublic Group of Cos., Inc.	1.5
10.	Emerson Electric Co.	1.5

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/2002
Without Sales Charge		0.17%	0.38%	1.72%
With Sales Charge*		(5.10)	(0.70)	0.97
CLASS B SHARES	2/28/2002
Without CDSC		(0.22)	(0.03)	1.44
With CDSC**		(5.22)	(0.43)	1.44
INSTITUTIONAL CLASS SHARES	12/31/1998	0.74	0.72	1.95

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent-deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/31/98 TO 04/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/31/98.

Returns for the Class A and Class B Shares prior to their inception are calculated using the historical expenses of the Institutional Class Shares, which are lower than the expenses of the Class A and Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Market Neutral Fund and Merrill Lynch 3-Month U.S. Treasury Bill Index from December 31, 1998 to April 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	November 1, 2005
Fiscal Year End	October 31
Net Asset as of 4/30/06 (In Thousands)	$62,487
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Core Plus Fund, which seeks to provide a high total return from a portfolio of selected equity securities, returned 12.58% (Select Class Shares) for the period since inception on November 1, 2005.* The Fund outperformed its benchmark, the S&P 500 Index, which returned 9.64% over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund added value across a number of long and short positions, most notably in the energy, basic industry and transportation sectors. Detractors included the network technology, healthcare and retail sectors.

Long positions in the energy sector added to returns. Occidental Petroleum continued to perform well as rising oil and gas production volumes were strong tailwinds for earnings and the company’s stock price. The company also has been very efficient at deploying capital, resulting in a high return on investment.

Within basic industries, a long position in U.S. Steel Corporation, combined with selected short positions in other names, contributed handsomely to performance as the company’s improving fundamentals and higher steel prices drove the stock upward.

In transportation, the Fund had success in its railroad holdings, including transportation giant CSX Corporation, whose shares were boosted as the company leveraged a strong pricing environment into excellent results through effective cost management.

Within the network technology sector, our overweight in Juniper Networks detracted from performance. Despite the company’s upbeat fourth-quarter 2005 results, highlighted by a 60% annualized increase in profits, its revenue outlook disappointed many on Wall Street.

Within the healthcare sector, our overweight in Aetna also detracted from performance. Despite posting decent quarterly earnings, the company missed expectations on an important key metric — the medical loss ratio.

Lastly, within the retail sector, our overweight in foodservice distributor Sysco Corporation hurt performance when the company missed earnings expectations.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to take advantage of mispriced stocks that appeared attractive relative to fair value for the long positions, offset by stocks that are overvalued either as shorts on their own or relative to similar stocks in the same sector. The Fund is managed to be close to 100% invested in the stock market at all times. The average long-to-short exposure over the period was 116% to 16%.

Because the macro environment may be shifting, we continue to be cautious regarding the equity market outlook. Economic growth has been stronger than expected, with the Federal Reserve reacting accordingly in anticipation of higher inflation. However, we may be at an inflection point and are taking a more watchful approach as to where valuations may be mispriced relative to normalized earnings and cash flow growth.

LONG POSITIONS PORTFOLIO COMPOSITION**

Financials	25.7%
Information Technology	15.8
Consumer Discretionary	15.7
Industrials	14.4
Health Care	12.8
Energy	12.3
Consumer Staples	8.1
Materials	4.2
Telecommunication Services	3.7
Utilities	1.9
Short-Term Investments	5.0

TOP TEN LONG POSITIONS OF THE PORTFOLIO**

1.	General Electric Co.	4.5%
2.	Citigroup, Inc.	4.1
3.	Exxon Mobil Corp.	3.4
4.	Norfolk Southern Corp.	3.0
5.	Bank of America Corp.	2.6
6.	Wells Fargo & Co.	2.4
7.	Altria Group, Inc.	2.0
8.	Praxair, Inc.	2.0
9.	Kohl’s Corp.	1.9
10.	Linear Technology Corp.	1.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

6   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

SHORT POSITIONS PORTFOLIO COMPOSITIONˆ

Financials	3.7%
Information Technology	3.0
Energy	2.5
Materials	1.9
Consumer Staples	1.6
Health Care	1.4
Consumer Discretionary	1.2
Industrials	0.3
Investment Company	0.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIOˆ

1.	Louisiana-Pacific Corp.	1.1%
2.	Moody’s Corp.	1.0
3.	Microchip Technology, Inc.	1.0
4.	Pioneer Natural Resources Co.	0.7
5.	Wal-Mart Stores, Inc.	0.7
6.	Bausch & Lomb, Inc.	0.5
7.	Lam Research Corp.	0.5
8.	Costco Wholesale Corp.	0.5
9.	Strategic Hotel Capital, Inc. REIT	0.5
10.	Huntsman Corp.	0.5

ˆ	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	Since Inception
JPMORGAN U.S. LARGE CAP CORE PLUS FUND
CLASS A SHARES	11/1/2005
Without Sales Charge		12.47%
With Sales Charge*		6.57
CLASS C SHARES	11/1/2005
Without CDSC		12.18
With CDSC**		11.18
SELECT CLASS SHARES	11/1/2005	12.58
S&P 500 INDEX		9.64
LIPPER LARGE-CAP CORE INDEX		9.62

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

The Fund commenced operations on November 1, 2005.

The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not include fees and expenses attributable to the Fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that shareholder would pay on Fund distributions or redemptions of Fund shares.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   7

JPMorgan Global Healthcare Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0% (l)
	Czech Republic — 1.0%
4	Zentiva N.V. GDR (a)	204
	Denmark — 3.3%
5	Genmab A/S (a)	183
17	GN Store Nord	240
3	Novo-Nordisk A/S, Class B	223
		646
	France — 2.7%
6	Sanofi-Aventis	529
	Germany — 1.3%
5	Bayer AG (c)	249
	Japan — 5.5%
17	Chugai Pharmaceutical Co., Ltd. (c)	366
17	Daiichi Sankyo Co., Ltd.	440
8	Suzuken Co., Ltd. (c)	284
		1,090
	Switzerland — 13.3%
1	Galenica Holding AG (Registered) (a)	183
20	Novartis AG (Registered)	1,129
8	Roche Holding AG (c)	1,315
		2,627
	United Kingdom — 12.6%
13	AstraZeneca plc	722
55	GlaxoSmithKline plc	1,581
13	Shire plc	197
		2,500
	United States — 59.3%
21	Abbott Laboratories	880
6	Adolor Corp. (a)	135
11	Aetna, Inc.	427
13	Amgen, Inc. (a)	899
7	AVANIR Pharmaceuticals, Class A (a)	83
2	Barr Pharmaceuticals, Inc. (a)	109
8	Baxter International, Inc.	308
14	Bristol-Myers Squibb Co.	347
3	Celgene Corp. (a)	108
2	Charles River Laboratories International, Inc. (a)	118
5	Cubist Pharmaceuticals, Inc. (a)	108
20	Cypress Bioscience, Inc. (a)	148
5	HCA, Inc.	224
15	Isis Pharmaceuticals, Inc. (a)	130
19	Johnson & Johnson	1,128
6	Keryx Biopharmaceuticals, Inc. (a)	111
3	Kos Pharmaceuticals, Inc. (a)	136
5	McKesson Corp.	260
4	Medco Health Solutions, Inc. (a)	213
6	Medimmune, Inc. (a)	186
13	Medtronic, Inc.	651
23	Merck & Co., Inc.	794
6	Nastech Pharmaceutical Co., Inc. (a)	94
5	Nektar Therapeutics (a)	99
50	Pfizer, Inc.	1,273
5	Renovis, Inc. (a)	89
10	Schering-Plough Corp.	190
3	Sepracor, Inc. (a)	147
6	Somaxon Pharmaceuticals, Inc. (a)	112
4	Theravance, Inc. (a)	126
9	UnitedHealth Group, Inc.	445
8	WellPoint, Inc. (a)	559
22	Wyeth	1,076
		11,713
	Total Long-Term Investments (Cost $16,287)	19,558
Short-Term Investment — 0.5%
104	JPMorgan Prime Money Market Fund (b) (Cost $104)	104
PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities Loaned — 15.4%
	Certificates of Deposit — 1.3%
50	Canadian Imperial Bank, New York, FRN, 4.87%, 02/14/08	50
100	Credit Suisse First Boston, FRN, 4.90%, 10/17/06	100
50	Deutsche Bank, New York, FRN, 4.97%, 01/22/08	50
50	Societe Generale, New York, FRN, 4.91%, 06/20/07	50
		250
	Repurchase Agreements — 14.1%
639	Banc of America Securities LLC, 4.89%, dated 04/28/06, due 05/01/06, repurchase price $639, collateralized by U.S. Government Agency Securities	639
550	Barclays Capital, Inc., 4.91%, dated 04/28/06, due 05/01/06, repurchase price $550, collateralized by U.S. Government Agency Securities	550

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

5

SHARES	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — Continued
	Repurchase Agreements — Continued
550	Bear Stearns, 4.88%, dated 04/28/06, due 05/01/06, repurchase price $550, collateralized by U.S. Government Agency Securities	550
525	Morgan Stanley & Co., Inc., 4.90%, dated 04/28/06, due 05/01/06, repurchase price $525, collateralized by U.S. Government Agency Securities	525
525	UBS Securities LLC, 4.89%, dated 04/28/06, due 05/01/06, repurchase price $525, collateralized by U.S. Government Agency Securities	525
		2,789
	Total Investments of Cash Collateral for Securities Loaned (Cost $3,039)	3,039
	Total Investments — 114.9% (Cost $19,429)	22,701
	Liabilities in Excess of Other Assets — (14.9)%	(2,945)
	NET ASSETS — 100.0%	$19,756

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2006

The following represents the allocation by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Pharmaceuticals	70.0%
Health Care Providers & Services	10.8
Biotechnology	9.8
Health Care Equipment & Supplies	6.1
Chemicals	1.2
Life Sciences Tools & Services	1.1
Investments of Cash Collateral for Securities Loaned	15.4
Short-Term Investment	0.5

Forward Foreign Currency Exchange Contracts
(Amounts in thousands)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 04/30/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
288	AUD	05/08/06	$215		$219		$4
125 121	AUD for CHF	05/08/06	97	#	95	#	(2)
90 53	AUD for EUR	05/08/06	67	#	68	#	1
47 53	AUD for NZD	05/08/06	34	#	36	#	2
204	CHF	05/08/06	159		165		6
159	CHF	08/03/06	129		130		1
106 111	CHF for AUD	05/08/06	84	#	85	#	1
59 63	CHF for AUD	08/03/06	47	#	48	#	1
75 47	CHF for EUR	05/08/06	60	#	60	#	—	(h)
234 31	DKK for EUR	08/03/06	40	#	40	#	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   9

JPMorgan Global Healthcare Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts — Continued

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 04/30/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
978	EUR	05/08/06	$1,187	$1,235	$48
20	EUR	08/03/06	25	25	—
53 90	EUR for AUD	05/08/06	68	67#	(1)
11 17	EUR for CHF	05/08/06	14	14#	—
21 14	EUR for GBP	05/08/06	26	26#	—
139 19,876	EUR for JPY	05/08/06	175	176#	1
42 333	EUR for NOK	05/08/06	54	53#	(1)
11 22	EUR for NZD	05/08/06	14	14 #	—
92 870	EUR for SEK	05/08/06	118	116#	(2)
407	GBP	05/08/06	713	742	29
59	GBP	08/03/06	107	108	1
81 118	GBP for EUR	05/08/06	149	147#	(2)
14 20	GBP for EUR	08/03/06	25	25 #	—
23 4,800	GBP for JPY	05/08/06	42	42#	—
43,361	JPY	05/08/06	375	381	6
6,620 48	JPY for EUR	05/08/06	60	58#	(2)
489 62	NOK for EUR	05/08/06	78	79#	1
155 20	NOK for EUR	08/03/06	25	25#	—
169 202	NOK for SEK	05/08/06	27	27#	—
57	NZD	05/08/06	35	36	1
54 49	NZD for AUD	05/08/06	37	35#	(2)
20 10	NZD for EUR	05/08/06	13	13#	—
2,227	SEK	05/08/06	290	303	13
193 20	SEK for EUR	05/08/06	26	26#	—

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

Forward Foreign Currency Exchange Contracts — Continued

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 04/30/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
203 171	SEK for NOK	05/08/06	$28	#	$28	#	$—	(h)
53	SGD	05/08/06	33		34		1
			$4,676		$4,781		$105

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 04/30/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
236	AUD	05/08/06	$172	$180	$(8)
1,435	CHF	05/08/06	1,120	1,158	(38)
3,853	DKK	05/08/06	624	652	(28)
664	EUR	05/08/06	804	838	(34)
24	EUR	08/03/06	30	30	— (h)
546	GBP	05/08/06	954	996	(42)
25,306	JPY	05/08/06	215	222	(7)
16,385	JPY	08/03/06	145	146	(1)
41	SGD	05/08/06	26	26	— (h)
			$4,090	$4,248	$(158)

#	For cross-currency exchange contracts, the settlement value is the market value at 04/30/06 of the currency being sold, and the market value at 04/30/06 of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   11

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.2% (j)
	Common Stocks — 92.2%
	Aerospace & Defense — 1.8%
3	Boeing Co.	258
1	Lockheed Martin Corp.	61
3	United Technologies Corp.	195
		514
	Air Freight & Logistics — 0.3%
1	FedEx Corp.	81
	Auto Components — 0.4%
2	Johnson Controls, Inc.	122
	Beverages — 1.7%
6	Coca-Cola Co. (The)	269
12	Coca-Cola Enterprises, Inc.	234
		503
	Biotechnology — 0.6%
2	Amgen, Inc. (a)	156
1	OSI Pharmaceuticals, Inc. (a)	29
		185
	Capital Markets — 4.2%
6	Bank of New York Co., Inc. (The)	193
2	Goldman Sachs Group, Inc.	369
3	Mellon Financial Corp.	102
5	Morgan Stanley	302
3	T. Rowe Price Group, Inc.	252
		1,218
	Chemicals — 3.8%
7	Air Products & Chemicals, Inc.	486
2	Dow Chemical Co. (The)	65
—(h)	PPG Industries, Inc.	27
8	Praxair, Inc.	466
1	Rohm & Haas Co.	66
		1,110
	Commercial Banks — 7.7%
8	AmSouth Bancorp	229
6	Compass Bancshares, Inc.	319
9	Marshall & Ilsley Corp.	398
8	Regions Financial Corp.	285
2	SunTrust Banks, Inc.	132
7	TCF Financial Corp.	193
12	U.S. Bancorp	377
3	Wells Fargo & Co.	206
1	Zions Bancorporation	66
		2,205
	Communications Equipment — 3.8%
3	Cisco Systems, Inc. (a)	69
14	Corning, Inc. (a)	392
7	Juniper Networks, Inc. (a)	129
7	Nokia OYJ ADR (Finland)	166
5	QUALCOMM, Inc.	236
6	Tellabs, Inc. (a)	94
		1,086
	Computers & Peripherals — 0.5%
2	Hewlett-Packard Co.	68
3	Seagate Technology (Cayman Islands) (a)	83
		151
	Consumer Finance — 0.3%
2	American Express Co.	97
	Diversified Financial Services — 3.4%
6	CIT Group, Inc.	319
7	Citigroup, Inc.	365
7	Lazard Ltd., Class A (Bermuda)	288
		972
	Diversified Telecommunication Services — 0.7%
4	AT&T, Inc.	110
2	Verizon Communications, Inc.	63
		173
	Electric Utilities — 3.8%
3	American Electric Power Co., Inc.	107
8	Edison International	335
17	Northeast Utilities	343
3	PPL Corp.	75
12	Xcel Energy, Inc.	226
		1,086
	Energy Equipment & Services — 0.6%
1	GlobalSantaFe Corp.	49
2	Halliburton Co.	117
		166
	Food & Staples Retailing — 0.7%
4	Safeway, Inc.	108
3	Sysco Corp.	99
		207
	Food Products — 0.6%
4	Kellogg Co.	181

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Health Care Equipment & Supplies — 1.8%
2	Alcon, Inc. (Switzerland)	173
3	Baxter International, Inc.	98
1	Boston Scientific Corp. (a)	30
1	Cooper Cos., Inc. (The)	55
3	Immucor, Inc. (a)	99
2	St. Jude Medical, Inc. (a)	75
		530
	Health Care Providers & Services — 2.3%
4	Aetna, Inc.	158
1	HCA, Inc.	48
2	LCA-Vision, Inc.	101
2	McKesson Corp.	107
3	Medco Health Solutions, Inc. (a)	165
1	WellPoint, Inc. (a)	85
		664
	Hotels, Restaurants & Leisure — 0.8%
6	Hilton Hotels Corp.	156
1	Starwood Hotels & Resorts Worldwide, Inc.	63
		219
	Household Durables — 0.9%
1	Centex Corp.	72
6	Toll Brothers, Inc. (a)	180
		252
	Industrial Conglomerates — 1.6%
9	General Electric Co.	294
6	Tyco International Ltd. (Bermuda)	156
		450
	Insurance — 6.4%
5	AMBAC Financial Group, Inc.	436
4	Assurant, Inc.	169
9	Genworth Financial, Inc., Class A	286
2	Hartford Financial Services Group, Inc.	184
6	Lincoln National Corp.	369
2	MBIA, Inc.	95
7	RenaissanceRe Holdings Ltd. (Bermuda)	307
		1,846
	Internet & Catalog Retail — 0.5%
4	eBay, Inc. (a)	141
	IT Services — 1.0%
2	Affiliated Computer Services, Inc., Class A (a)	117
2	Infosys Technologies Ltd. ADR (India)	181
		298
	Life Sciences Tools & Services — 0.7%
4	Charles River Laboratories International, Inc. (a)	208
	Machinery — 2.4%
4	Danaher Corp.	250
2	Deere & Co.	185
3	Eaton Corp.	245
		680
	Media — 3.6%
7	CBS Corp., Class B	173
4	E.W. Scripps Co., Class A	162
8	Gannett Co., Inc.	440
4	News Corp., Class A	65
5	Viacom, Inc., Class B (a)	187
		1,027
	Metals & Mining — 1.3%
7	Alcan, Inc. (Canada)	366
	Multi-Utilities — 1.9%
8	CMS Energy Corp. (a)	111
5	Duke Energy Corp.	137
4	SCANA Corp.	141
10	Sierra Pacific Resources (a)	145
		534
	Multiline Retail — 1.6%
1	J.C. Penney Co., Inc.	79
4	Kohl’s Corp. (a)	201
3	Target Corp.	170
		450
	Oil, Gas & Consumable Fuels — 2.5%
1	ConocoPhillips	76
2	EOG Resources, Inc.	140
—(h)	Hugoton Royalty Trust	2
2	Kerr-McGee Corp.	190
1	Occidental Petroleum Corp.	62
3	Valero Energy Corp.	214
1	XTO Energy, Inc.	42
		726
	Pharmaceuticals — 2.2%
1	Abbott Laboratories	56
2	Adams Respiratory Therapeutics, Inc. (a)	86
2	Barr Pharmaceuticals, Inc. (a)	109
6	Sepracor, Inc. (a)	263
3	Wyeth	131
		645

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   13

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Real Estate Investment Trusts (REITs) — 12.5%
8	Apartment Investment & Management Co. REIT	335
6	Archstone-Smith Trust REIT	298
6	Brandywine Realty Trust REIT	173
4	BRE Properties, Inc. REIT	199
27	Host Hotels & Resorts, Inc. REIT	569
6	Kilroy Realty Corp. REIT	456
5	Mack-Cali Realty Corp. REIT	231
6	Pennsylvania REIT	260
7	ProLogis REIT	367
6	Simon Property Group, Inc. REIT	458
6	Trizec Properties, Inc. REIT	150
6	U-Store-It Trust REIT	108
		3,604
	Road & Rail — 3.6%
7	CSX Corp.	452
11	Norfolk Southern Corp.	583
		1,035
	Semiconductors & Semiconductor Equipment — 4.2%
6	Altera Corp. (a)	129
4	Broadcom Corp., Class A (a)	152
3	Intersil Corp., Class A	74
2	KLA-Tencor Corp.	77
7	Linear Technology Corp.	252
2	Marvell Technology Group Ltd. (Bermuda) (a)	103
18	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	192
3	Texas Instruments, Inc.	93
5	Xilinx, Inc.	141
		1,213
	Software — 0.5%
10	Oracle Corp. (a)	144
	Specialty Retail — 1.6%
2	Abercrombie & Fitch Co.	127
10	Staples, Inc.	251
3	TJX Cos., Inc.	80
		458
	Textiles, Apparel & Luxury Goods — 0.5%
4	Coach, Inc. (a)	125
—(h)	Nike, Inc., Class B	25
		150
	Thrifts & Mortgage Finance — 1.6%
2	Astoria Financial Corp.	47
2	Countrywide Financial Corp.	93
4	Freddie Mac	220
2	Washington Mutual, Inc.	90
		450
	Tobacco — 1.4%
6	Altria Group, Inc.	417
	Total Long-Term Investments (Cost $22,204)	26,564
Short-Term Investments — 7.0%
	Investment Company — 6.7%
1,928	JPMorgan Prime Money Market Fund (b) (m)	1,928
PRINCIPAL AMOUNT($)
U.S. Government Agency — 0.3%
85	U.S. Treasury Notes, 2.75%, 06/30/06 (k)	85
	Total Short-Term Investments (Cost $2,013)	2,013
	Total Long Positions — 99.2% (Cost $24,217)	28,577
	Other Assets in Excess of Liabilities — 0.8%	227
	NET ASSETS — 100.0%	$28,804
Percentages are based on net assets.
SHARES
Short Positions — 91.2%
	Common Stocks — 91.2%
	Aerospace & Defense — 0.7%
3	Rockwell Collins, Inc.	189
	Air Freight & Logistics — 1.3%
5	United Parcel Service, Inc., Class B	373
	Automobiles — 0.6%
9	Ford Motor Co.	62
5	General Motors Corp.	105
		167
	Beverages — 2.1%
9	Anheuser-Busch Cos., Inc.	419
3	PepsiCo, Inc.	186
		605
	Biotechnology — 0.7%
1	Genzyme Corp. (a)	49
3	ICOS Corp. (a)	62
2	Neurocrine Biosciences, Inc. (a)	103
		214

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Capital Markets — 4.6%
4	Charles Schwab Corp. (The)	75
3	Federated Investors, Inc., Class B	112
9	Janus Capital Group, Inc.	175
2	Legg Mason, Inc.	249
5	Lehman Brothers Holdings, Inc.	726
		1,337
	Chemicals — 4.0%
4	Georgia Gulf Corp.	112
18	Huntsman Corp. (a)	346
9	Lyondell Chemical Co.	224
5	Nalco Holding Co. (a)	98
12	Nova Chemicals Corp. (Canada)	365
		1,145
	Commercial Banks — 7.6%
7	Bancorpsouth, Inc.	179
4	Commerce Bancorp, Inc.	141
8	Commerce Bancshares, Inc.	397
16	Fulton Financial Corp.	257
2	M&T Bank Corp.	215
13	Sky Financial Group, Inc.	336
2	TD Banknorth, Inc.	65
6	Valley National Bancorp	167
7	Wachovia Corp.	437
		2,194
	Commercial Services & Supplies — 0.7%
6	Waste Management, Inc.	210
	Communications Equipment — 1.2%
14	Avaya, Inc. (a)	162
66	Nortel Networks Corp. (Canada) (a)	176
		338
	Computers & Peripherals — 1.4%
5	Dell, Inc. (a)	142
4	Lexmark International, Inc., Class A (a)	180
4	Western Digital Corp. (a)	86
		408
	Diversified Financial Services — 1.7%
2	Moody’s Corp.	130
5	Principal Financial Group	267
5	TD Ameritrade Holding Corp. (a)	93
		490
	Diversified Telecommunication Services — 0.6%
3	Alltel Corp.	187
	Electric Utilities — 4.3%
7	Allegheny Energy, Inc. (a)	253
10	CenterPoint Energy, Inc.	122
6	Exelon Corp.	324
3	Progress Energy, Inc.	107
10	Southern Co. (The)	329
2	TXU Corp.	104
		1,239
	Electrical Equipment — 3.6%
5	Agilent Technologies, Inc. (a)	173
5	Emerson Electric Co.	424
6	Rockwell Automation, Inc.	435
		1,032
	Energy Equipment & Services — 1.5%
2	Baker Hughes, Inc.	129
1	Diamond Offshore Drilling, Inc.	100
5	Pride International, Inc. (a)	178
1	Smith International, Inc.	34
		441
	Food & Staples Retailing — 2.1%
1	Costco Wholesale Corp.	65
5	Kroger Co. (The) (a)	107
8	Wal-Mart Stores, Inc.	378
1	Whole Foods Market, Inc.	62
		612
	Food Products — 1.3%
20	Sara Lee Corp.	365
	Health Care Equipment & Supplies — 1.2%
2	Bausch & Lomb, Inc.	83
4	Biomet, Inc.	134
3	Stryker Corp.	123
		340
	Health Care Providers & Services — 2.4%
1	Cigna Corp.	139
3	Express Scripts, Inc. (a)	250
2	Laboratory Corp. of America Holdings (a)	108
3	Quest Diagnostics, Inc.	162
5	Tenet Healthcare Corp. (a)	40
		699
	Hotels, Restaurants & Leisure — 1.3%
2	Choice Hotels International, Inc.	128
2	Four Seasons Hotels, Inc. (Canada)	81
1	Harrah’s Entertainment, Inc.	98
1	PF Chang’s China Bistro, Inc. (a)	60
		367

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   15

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Household Durables — 2.4%
2	Black & Decker Corp.	206
2	D.R. Horton, Inc.	72
3	KB Home	197
5	Newell Rubbermaid, Inc.	129
1	Whirlpool Corp.	90
		694
	Household Products — 0.2%
1	Colgate-Palmolive Co.	65
	Insurance — 5.4%
12	American International Group, Inc.	757
6	Bristol West Holdings, Inc.	111
4	Brown & Brown, Inc.	131
1	Markel Corp. (a)	279
6	Marsh & McLennan Cos., Inc.	187
2	Selective Insurance Group, Inc.	84
		1,549
	IT Services — 0.6%
3	Accenture Ltd., Class A (Bermuda)	99
3	Electronic Data Systems Corp.	86
		185
	Life Sciences Tools & Services — 0.8%
4	Covance, Inc. (a)	222
	Machinery — 1.2%
2	Caterpillar, Inc.	129
3	ITT Industries, Inc.	157
1	PACCAR, Inc.	58
		344
	Media — 3.0%
45	Interpublic Group of Cos., Inc. (a)	430
3	McGraw-Hill Cos., Inc. (The)	173
9	Tribune Co.	271
		874
	Metals & Mining — 0.2%
1	AK Steel Holding Corp. (a)	18
—(h)	Nucor Corp.	32
		50
	Multi-Utilities — 1.4%
4	Constellation Energy Group, Inc.	203
18	Reliant Energy, Inc. (a)	201
		404
	Multiline Retail — 0.1%
—(h)	Federated Department Stores, Inc.	23
	Oil, Gas & Consumable Fuels — 1.7%
2	Chevron Corp.	116
4	Pioneer Natural Resources Co.	189
2	Sunoco, Inc.	186
		491
	Paper & Forest Products — 1.2%
13	Louisiana-Pacific Corp.	359
	Personal Products — 0.3%
3	Estee Lauder Cos., Inc. (The), Class A	93
	Pharmaceuticals — 2.8%
1	Allergan, Inc.	133
4	Bristol-Myers Squibb Co.	89
7	Johnson & Johnson	387
8	Pfizer, Inc.	205
		814
	Real Estate Investment Trusts (REITs) — 12.3%
6	American Campus Communities, Inc. REIT	147
17	BioMed Realty Trust, Inc. REIT	468
2	Boston Properties, Inc. REIT	185
1	Camden Property Trust REIT	41
6	Developers Diversified Realty Corp. REIT	341
3	Duke Realty Corp. REIT	92
21	Education Realty Trust, Inc. REIT	313
14	Equity Office Properties Trust REIT	443
9	Equity Residential REIT	390
2	Health Care REIT, Inc. REIT	73
7	Heritage Property Investment Trust REIT	259
1	Home Properties, Inc. REIT	70
7	Maguire Properties, Inc. REIT	234
22	Strategic Hotels & Resorts, Inc. REIT	488
		3,544
	Road & Rail — 1.0%
3	Union Pacific Corp.	274
	Semiconductors & Semiconductor Equipment — 5.0%
7	Agere Systems, Inc. (a)	113
4	Applied Materials, Inc.	75
24	Intel Corp.	484
3	Lam Research Corp. (a)	137
12	LSI Logic Corp. (a)	131
5	Microchip Technology, Inc.	175
7	Micron Technology, Inc. (a)	117
7	National Semiconductor Corp.	219
		1,451

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Software — 0.7%
5	Salesforce.com, Inc. (a)	189
	Specialty Retail — 1.7%
5	Gap, Inc. (The)	85
4	Limited Brands, Inc.	110
2	Office Depot, Inc. (a)	89
1	OfficeMax, Inc.	51
2	Tiffany & Co.	77
4	Urban Outfitters, Inc. (a)	81
		493
	Thrifts & Mortgage Finance — 4.2%
2	Corus Bankshares, Inc.	161
3	Downey Financial Corp.	208
1	Golden West Financial Corp.	86
4	Hudson City Bancorp, Inc.	49
4	Sovereign Bancorp, Inc.	89
15	Washington Federal, Inc.	354
5	Webster Financial Corp.	249
		1,196
	Total Short Positions — 91.2% (Proceeds $25,660)	$26,266

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/06 (USD)	UNREALIZED DEPRECIATION (USD)
(4)	S&P 500 Index	June, 2006	$(264)	$(1)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 119.6% (j)
	Common Stocks — 114.6%
	Aerospace & Defense — 1.7%
6	Honeywell International, Inc.	255
12	United Technologies Corp.	784
		1,039
	Air Freight & Logistics — 1.3%
7	FedEx Corp.	814
	Auto Components — 1.7%
13	Johnson Controls, Inc.	1,079
	Beverages — 1.5%
22	Coca-Cola Co. (The)	908
	Biotechnology — 1.8%
17	Amgen, Inc. (a)	1,120
	Capital Markets — 3.6%
12	Bank of New York Co., Inc. (The)	423
3	Goldman Sachs Group, Inc.	478
16	Morgan Stanley	1,004
4	T. Rowe Price Group, Inc.	318
		2,223
	Chemicals — 3.2%
9	Air Products & Chemicals, Inc.	601
2	Monsanto Co.	129
22	Praxair, Inc.	1,241
		1,971
	Commercial Banks — 7.4%
32	Bank of America Corp.	1,614
4	Marshall & Ilsley Corp.	181
4	North Fork Bancorporation, Inc.	134
9	Regions Financial Corp.	321
4	SunTrust Banks, Inc.	281
14	U.S. Bancorp	442
3	Wachovia Corp.	206
21	Wells Fargo & Co.	1,476
		4,655
	Commercial Services & Supplies — 0.2%
4	Waste Management, Inc.	139
	Communications Equipment — 4.8%
45	Cisco Systems, Inc. (a)	941
27	Corning, Inc. (a)	737
10	Juniper Networks, Inc. (a)	177
15	Motorola, Inc.	326
9	Nokia OYJ ADR (Finland)	215
12	QUALCOMM, Inc.	592
		2,988
	Computers & Peripherals — 2.8%
9	Dell, Inc. (a)	240
14	EMC Corp. (a)	185
15	Hewlett-Packard Co.	497
8	International Business Machines Corp.	650
7	Seagate Technology (Cayman Islands) (a)	187
		1,759
	Consumer Finance — 1.8%
21	American Express Co.	1,136
	Diversified Financial Services — 4.6%
6	CIT Group, Inc.	338
51	Citigroup, Inc.	2,549
		2,887
	Diversified Telecommunication Services — 2.5%
17	AT&T, Inc.	437
6	BellSouth Corp.	212
28	Verizon Communications, Inc.	916
		1,565
	Electric Utilities — 1.4%
10	Edison International	424
24	Northeast Utilities	479
		903
	Energy Equipment & Services — 2.7%
7	Halliburton Co.	554
4	National Oilwell Varco, Inc. (a)	245
11	Schlumberger Ltd.	738
2	Transocean, Inc. (a)	126
		1,663
	Food & Staples Retailing — 2.5%
9	CVS Corp.	282
9	Safeway, Inc.	236
34	Sysco Corp.	1,013
		1,531
	Food Products — 0.7%
9	Kellogg Co.	423
	Health Care Equipment & Supplies — 0.9%
8	Boston Scientific Corp. (a)	179
8	Medtronic, Inc.	392
		571
	Health Care Providers & Services — 3.1%
25	Aetna, Inc.	959
2	LCA-Vision, Inc.	101
7	Medco Health Solutions, Inc. (a)	356

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Health Care Providers & Services — Continued
11	UnitedHealth Group, Inc.	551
		1,967
	Hotels, Restaurants & Leisure — 3.0%
31	Hilton Hotels Corp.	838
15	Starwood Hotels & Resorts Worldwide, Inc.	866
4	Yum! Brands, Inc.	186
		1,890
	Household Durables — 0.6%
11	Toll Brothers, Inc. (a)	363
	Household Products — 1.6%
17	Procter & Gamble Co.	978
	Industrial Conglomerates — 5.4%
3	3M Co.	273
81	General Electric Co.	2,799
12	Tyco International Ltd. (Bermuda)	311
		3,383
	Insurance — 4.9%
5	Aflac, Inc.	230
9	American International Group, Inc.	591
—(h)	Berkshire Hathaway, Inc., Class B (a)	174
16	Genworth Financial, Inc., Class A	531
5	Hartford Financial Services Group, Inc.	461
23	RenaissanceRe Holdings Ltd. (Bermuda)	966
4	Willis Group Holdings Ltd. (United Kingdom)	135
		3,088
	Internet & Catalog Retail — 1.0%
18	eBay, Inc. (a)	604
	Internet Software & Services — 0.7%
1	Google, Inc., Class A (a)	299
4	Yahoo!, Inc. (a)	136
		435
	IT Services — 0.4%
4	Affiliated Computer Services, Inc., Class A (a)	234
	Machinery — 1.7%
6	Caterpillar, Inc.	417
7	Danaher Corp.	453
3	Deere & Co.	221
		1,091
	Media — 4.7%
12	CBS Corp., Class B	315
19	Comcast Corp., Class A (a)	586
12	Gannett Co., Inc.	668
11	Time Warner, Inc.	190
29	Viacom, Inc., Class B (a)	1,156
		2,915
	Metals & Mining — 1.1%
9	Alcan, Inc. (Canada)	484
6	Alcoa, Inc.	201
		685
	Multi-Utilities — 0.4%
9	Duke Energy Corp	263
	Multiline Retail — 2.4%
21	Kohl’s Corp. (a)	1,198
6	Target Corp.	303
		1,501
	Oil, Gas & Consumable Fuels — 9.6%
15	Apache Corp.	1,034
16	ConocoPhillips	1,070
34	Exxon Mobil Corp.	2,127
5	Kerr-McGee Corp.	492
8	Occidental Petroleum Corp.	771
8	Valero Energy Corp.	515
		6,009
	Pharmaceuticals — 6.9%
12	Abbott Laboratories	497
5	Adams Respiratory Therapeutics, Inc. (a)	193
3	Barr Pharmaceuticals, Inc. (a)	199
6	Eli Lilly & Co.	324
15	Johnson & Johnson	903
28	Pfizer, Inc.	712
17	Schering-Plough Corp.	333
4	Sepracor, Inc. (a)	166
21	Wyeth	1,009
		4,336
	Real Estate Investment Trusts (REITs) — 1.4%
8	Apartment Investment & Management Co. REIT	356
3	Equity Residential REIT	134
7	Host Hotels & Resorts, Inc. REIT	145
15	U-Store-It Trust REIT	271
		906
	Road & Rail — 4.1%
10	CSX Corp.	702
34	Norfolk Southern Corp.	1,859
		2,561

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Semiconductors & Semiconductor Equipment — 3.6%
17	Altera Corp. (a)	376
2	Broadcom Corp., Class A (a)	93
6	Freescale Semiconductor, Inc., Class A (a)	196
4	KLA-Tencor Corp.	212
33	Linear Technology Corp.	1,176
6	Texas Instruments, Inc.	208
		2,261
	Software — 3.5%
43	Microsoft Corp.	1,046
78	Oracle Corp. (a)	1,132
		2,178
	Specialty Retail — 2.3%
41	Staples, Inc.	1,090
14	TJX Cos., Inc.	346
		1,436
	Thrifts & Mortgage Finance — 1.9%
16	Freddie Mac	974
3	MGIC Investment Corp.	211
		1,185
	Tobacco — 2.0%
17	Altria Group, Inc.	1,242
	Wireless Telecommunication Services — 1.2%
29	Sprint Nextel Corp.	731
	Total Long-Term Investments (Cost $70,526)	71,616
Short-Term Investment — 5.0%
	Investment Company — 5.0%
3,091	JPMorgan Prime Money Market Fund (b) (Cost $3,091)	3,091
	Total Long Positions — 119.6% (Cost $73,617)	74,707
	Liabilities in Excess of Other Assets — (19.6)%	(12,220)
	NET ASSETS — 100.0%	$62,487
Percentages indicated are based on net assets.

Short Positions — 15.8%
	Common Stocks — 15.6%
	Air Freight & Logistics — 0.3%
2	United Parcel Service, Inc., Class B	187
	Biotechnology — 0.4%
3	Genentech, Inc. (a)	231
	Capital Markets — 0.4%
2	Lehman Brothers Holdings, Inc.	251
	Chemicals — 0.8%
15	Huntsman Corp. (a)	287
5	Lyondell Chemical Co.	117
4	Nova Chemicals Corp. (Canada)	121
		525
	Commercial Banks — 0.9%
3	Commerce Bancshares, Inc.	162
5	Mercantile Bankshares Corp.	184
8	Sky Financial Group, Inc.	207
		553
	Communications Equipment — 0.4%
21	Avaya, Inc. (a)	252
	Computers & Peripherals — 0.9%
4	Apple Computer, Inc. (a)	253
2	SanDisk Corp. (a)	121
8	Western Digital Corp. (a)	177
		551
	Diversified Financial Services — 1.0%
10	Moody’s Corp.	599
	Energy Equipment & Services — 1.0%
5	Nabors Industries Ltd. (Bermuda) (a)	181
5	Rowan Cos., Inc. (a)	239
4	Weatherford International Ltd. (a)	204
		624
	Food & Staples Retailing — 1.6%
5	Costco Wholesale Corp.	294
11	Kroger Co. (The) (a)	233
10	Wal-Mart Stores, Inc.	450
		977
	Health Care Equipment & Supplies — 0.7%
6	Bausch & Lomb, Inc.	303
4	Stryker Corp.	155
		458
	Health Care Providers & Services — 0.3%
5	Sierra Health Services, Inc. (a)	196
	Hotels, Restaurants & Leisure — 0.3%
4	Choice Hotels International, Inc.	209
	Household Durables — 0.5%
3	KB Home	171
3	Ryland Group, Inc.	167
		338

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Internet & Catalog Retail — 0.3%
5	Amazon.com, Inc. (a)	175
	Oil, Gas & Consumable Fuels — 1.5%
2	Chevron Corp.	118
4	Devon Energy Corp.	258
11	Pioneer Natural Resources Co.	458
1	Sunoco, Inc.	120
		954
	Paper & Forest Products — 1.1%
25	Louisiana-Pacific Corp.	692
	Real Estate Investment Trusts (REITs) — 0.7%
3	Developers Diversified Realty Corp. REIT	158
13	Strategic Hotels & Resorts, Inc. REIT	293
		451
	Semiconductors & Semiconductor Equipment — 1.7%
6	Lam Research Corp. (a)	298
16	Microchip Technology, Inc.	598
14	PMC-Sierra, Inc. (a)	175
		1,071
	Thrifts & Mortgage Finance — 0.8%
3	Corus Bankshares, Inc.	187
2	Downey Financial Corp.	126
8	Fremont General Corp.	179
		492
	Total Common Stocks Short Positions (Proceeds $9,703)	9,786
	Investment Company — 0.2%
1	iShares Dow Jones US Real Estate Index Fund (Proceeds $110)	105
	Total Short Positions — 15.8% (Proceeds $9,813)	$9,891

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h)—	Amount rounds to less than one thousand.

(j)—	Securities are pledged with a broker as collateral for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	All or a portion of this security is segregated for current or potential holdings with the custodian for forward foreign currency contracts.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR—	American Depositary Receipt

AUD—	Australian Dollar.

CHF—	Swiss Franc.

DKK—	Danish Krone.

EUR—	Euro.

FRN—	Floating Rate Note. The rate shown is the rate in effect as of April 30, 2006.

GBP—	British Pound.

GDR—	Global Depositary Receipt

JPY—	Japanese Yen.

NOK—	Norwegian Krone.

NZD—	New Zealand Dollar.

SEK—	Swedish Krona.

SGD—	Singapore Dollar.

USD—	United States Dollar.

The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands).

Fund	Market Value	Percentage
Global Healthcare Fund	$7,845	39.7%

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   21

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2006 (UNAUDITED)

(Amounts in thousands, except per share amounts)

	Global Healthcare Fund		Market Neutral Fund		U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$22,597		$26,649		$71,616
Investments in affiliates, at value	104		1,928		3,091
Total investment securities, at value	22,701		28,577		74,707
Cash	231		4		9
Deposits with broker for securities sold short	—		26,416		638
Foreign currency, at value	1		—		—
Receivables:
Investment securities sold	—		1,376		2,952
Fund shares sold	66		3		—
Interest and dividends	15		113		76
Tax reclaims	13		—		—
Variation margin on futures contracts	—		4		1
Unrealized appreciation on forward currency exchange contracts	117		—		—
Expense reimbursements	8		9		—
Prepaid expenses and other assets	—	(b)	—		115
Total Assets	23,152		56,502		78,498

LIABILITIES:
Payables:
Dividend for securities sold short	—		—		1
Investment securities purchased	—		1,354		6,086
Securities sold short at value	—		26,266		9,891
Collateral for securities lending program	3,039		—		—
Unrealized depreciation on forward currency exchange contracts	170		—		—
Fund shares redeemed	150		1		—
Accrued liabilities:
Investment advisory fees	—		—		—
Administration fees	—		—	(b)	—
Shareholder servicing fees	—		1		—	(b)
Distribution fees	7		1		—	(b)
Custodian and accounting fees	4		2		4
Trustees’ fees — deferred compensation plan	—	(b)	—	(b)	—	(b)
Other	26		73		29
Total Liabilities	3,396		27,698		16,011
Net Assets	$19,756		$28,804		$62,487

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

	Global Healthcare Fund	Market Neutral Fund	U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid in capital	$20,793	$32,644	$61,293
Accumulated undistributed (distributions in excess of) net investment income	(24)	38	51
Accumulated net realized gains (losses)	(4,232)	(7,631)	131
Net unrealized appreciation (depreciation)	3,219	3,753	1,012
Net Assets	$19,756	$28,804	$62,487

Net Assets:
Class A	$7,670	$3,737	$563
Class B	7,283	268	—
Class C	659	—	561
Select Class	4,144	—	61,363
Institutional Class	—	24,799	—
Total	$19,756	$28,804	$62,487

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	495	274	33
Class B	471	20	—
Class C	42	—	33
Select Class	288	—	3,643
Institutional Class	—	1,800	—

Net Asset Value:
Class A — Redemption price per share	$15.51	$13.62	$16.83
Class B — Offering price per share (a)	15.48	13.44	—
Class C — Offering price per share (a)	15.49	—	16.81
Select Class — Offering and redemption price per share	14.37	—	16.84
Institutional Class — Offering and redemption price per share	—	13.78	—
Maximum sales charge	5.25%	5.25%	5.25%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% – maximum sales charge)	$16.37	$14.37	$17.76

Cost of investments	$19,429	$24,217	$73,617
Proceeds from securities sold short	—	25,660	9,813
Market value of securities on loan	1,734	—	—

(a) Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   23

STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

	Global Healthcare Fund Six Months Ended 04/30/06	Market Neutral Fund Six Months Ended 04/30/06		U.S. Large Cap Core Plus Fund (a) Period Ended 04/30/06
INVESTMENT INCOME:
Interest income	$2	$1,285		$—	(c)
Income from securities lending (net)	2	—		—
Dividend income from affiliates (b)	1	44		5
Dividend income	194	566		147
Foreign taxes withheld	(9)	—	(c)	—
Total investment income	190	1,895		152

EXPENSES:
Investment advisory fees	88	392		74
Administration fees	11	33		8
Distribution fees:
Class A	10	4		1
Class B	28	1		—
Class C	3	—		2
Shareholder servicing fees:
Class A	10	4		1
Class B	9	—	(c)	—
Class C	1	—		1
Select Class	6	—		17
Institutional Class	—	30		—
Custodian and accounting fees	18	21		32
Interest expense	—	1		—	(c)
Professional fees	27	42		35
Trustees’ fees	— (c)	—	(c)	—	(c)
Printing and mailing costs	25	30		16
Registration and filing fees	22	11		65
Transfer agent fees	60	8		9
Dividend expenses on securities sold short	—	725		9
Other	3	3		4
Total expenses	321	1,305		274
Less amounts waived	(124)	(243)		(100)
Less earnings credits	—	(3)		(2)
Less expense reimbursements	(28)	(9)		(85)
Less reimbursements for legal matters	— (c)	—		—
Net expenses	169	1,050		87
Net Investment Income	21	845		65

(a)	Commencement of operations was November 1, 2005.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

	Global Healthcare Fund Six Months Ended 04/30/06	Market Neutral Fund Six Months Ended 04/30/06	U.S. Large Cap Core Plus Fund (a) Period Ended 04/30/06
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	927	8,412	103
Futures	—	14	14
Securities sold short	—	(10,113)	14
Foreign currency transactions	67	—	—
Net realized gain (loss)	994	(1,687)	131
Change in net unrealized appreciation (depreciation) of:
Investments	391	(341)	1,090
Futures	—	(1)	—
Securities sold short	—	2,632	(78)
Foreign currency translations	(91)	—	—
Change in net unrealized appreciation (depreciation)	300	2,290	1,012
Net realized/unrealized gains	1,294	603	1,143
Change in net assets resulting from operations	$1,315	$1,448	$1,208

(a)	Commencement of operation was November 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Healthcare Fund		Market Neutral Fund		U.S. Large Cap Core Plus Fund (a)
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Period Ended 4/30/2006 (Unaudited)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21	$(53)	$845	$1,223	$65
Net realized gain (loss)	994	861	(1,687)	(5,155)	131
Change in net unrealized appreciation (depreciation)	300	(113)	2,290	2,196	1,012
Change in net assets resulting from operations	1,315	695	1,448	(1,736)	1,208

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(48)	—	(101)	(16)	(1)
From net realized gains	—	—	—	(8)	—
Class B
From net investment income	(17)	—	(7)	(1)	—
From net realized gains	—	—	—	(3)	—
Class C
From net investment income	(1)	—	—	—	(1)
Select Class
From net investment income	(39)	—	—	—	(12)
Institutional Class
From net investment income	—	—	(1,264)	(876)	—
From net realized gains	—	—	—	(853)	—
Total distributions to shareholders	(105)	—	(1,372)	(1,757)	(14)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,826)	13,890	(70,351)	21,908	61,293

NET ASSETS:
Change in net assets	(1,616)	14,585	(70,275)	18,415	62,487
Beginning of period	21,372	6,787	99,079	80,664	—
End of period	$19,756	$21,372	$28,804	$99,079	$62,487
Accumulated undistributed (distributions in excess of) net investment income	$(24)	$60	$38	$565	$51

(a)	Commencement of operations was November 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

	Global Healthcare Fund		Market Neutral Fund		U.S. Large Cap Core Plus Fund (a)
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Period Ended 4/30/2006 (Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$497	$940	$1,415	$3,535	$500
Net assets acquired in tax-free reorganization (Note 8)	—	9,461	—	—	—
Dividends reinvested	46	—	64	11	1
Cost of shares redeemed	(1,384)	(2,667)	(706)	(1,722)	—
Redemption fees	— (b)	2	—	—	—
Change in net assets from Class A capital transactions	$(841)	$7,736	$773	$1,824	$501

Class B
Proceeds from shares issued	$181	$324	$91	$303	$—
Net assets acquired in tax-free reorganization (Note 8)	—	8,637	—	—	—
Dividends reinvested	16	—	5	2	—
Cost of shares redeemed	(946)	(1,466)	(79)	(287)	—
Redemption fees	— (b)	1	—	—	—
Change in net assets from Class B capital transactions	$(749)	$7,496	$17	$18	$—

Class C
Proceeds from shares issued	$46	$66	$—	$—	$500
Net assets acquired in tax-free reorganization (Note 8)	—	959	—	—	—
Dividends reinvested	1	—	—	—	1
Cost of shares redeemed	(161)	(306)	—	—	—
Redemption fees	— (b)	— (b)	—	—	—
Change in net assets from Class C capital transactions	$(114)	$719	$—	$—	$501

Select Class
Proceeds from shares issued	$88	$284	$—	$—	$64,279
Net assets acquired in tax-free reorganization (Note 8)	—	320	—	—	—
Dividends reinvested	33	—	—	—	12
Cost of shares redeemed	(1,243)	(2,666)	—	—	(4,000)
Redemption fees	— (b)	1	—	—	—
Change in net assets from Select Class capital transactions	$(1,122)	$(2,061)	$—	$—	$60,291

Institutional Class
Proceeds from shares issued	$—	$—	$4,356	$29,251	$—
Dividends reinvested	—	—	1,258	1,612	—
Cost of shares redeemed	—	—	(76,755)	(10,797)	—
Change in net assets from Institutional Class capital transactions	$—	$—	$(71,141)	$20,066	$—

(a)	Commencement of operations was November 1, 2005.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Healthcare Fund		Market Neutral Fund		U.S. Large Cap Core Plus Fund (a)
	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Six Months Ended 4/30/2006 (Unaudited)	Year Ended 10/31/2005	Period Ended 4/30/2006 (Unaudited)
SHARE TRANSACTIONS:
Class A
Issued	33	65	103	254	33
Shares issued in connection with Fund reorganization (Note 8)	—	656	—	—	—
Reinvested	3	—	5	1	—	(b)
Redeemed	(90)	(184)	(52)	(123)	—
Change in Class A Shares	(54)	537	56	132	33

Class B
Issued	12	23	8	22	—
Shares issued in connection with Fund reorganization (Note 8)	—	599	—	—	—
Reinvested	1	—	— (b)	— (b)	—
Redeemed	(62)	(102)	(6)	(21)	—
Change in Class B Shares	(49)	520	2	1	—

Class C
Issued	3	5	—	—	33
Shares issued in connection with Fund reorganization (Note 8)	—	66	—	—	—
Reinvested	— (b)	—	—	—	—	(b)
Redeemed	(11)	(21)	—	—	—
Change in Class C Shares	(8)	50	—	—	33

Select Class
Issued	6	21	—	—	3,882
Shares issued in connection with Fund reorganization (Note 8)	—	24	—	—	—
Reinvested	2	—	—	—	1
Redeemed	(88)	(202)	—	—	(240)
Change in Select Class Shares	(80)	(157)	—	—	3,643

Institutional Class
Issued	—	—	315	2,075	—
Reinvested	—	—	91	115	—
Redeemed	—	—	(5,564)	(771)	—
Change in Institutional Class Shares	—	—	(5,158)	1,419	—

(a)	Commencement of operations was November 1, 2005.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance

		Investment operations						Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Capital share transactions		Net investment income	Net realized gains	Total distributions	Redemption fees		Net asset value, end of period
Global Healthcare Fund
Six Months Ended April 30, 2006 (Unaudited)	$14.65	$0.03	(e)	$0.92	$0.95	—		$(0.09)	$—	$(0.09)	$—	(f)	$15.51
Year Ended October 31, 2005	13.64	(0.03	)(e)	1.04	1.01	—		—	—	—	—	(f)	14.65
Year Ended October 31, 2004	13.13	(0.05	)(e)	0.56	0.51	—		—	—	—	—		13.64
Year Ended October 31, 2003	12.27	(0.05	)(e)	1.17	1.12	—		(0.26)	—	(0.26)	—		13.13
Year Ended October 31, 2002	13.79	(0.10	)(e)	(2.44)	(2.54)	1.08	(g)	(0.06)	—	(0.06)	—		12.27
April 16, 2001(d) to October 31, 2001	13.64	(0.05	)(e)	0.20	0.15	—		—	—	—	—		13.79

Market Neutral Fund
Six Months Ended April 30, 2006 (Unaudited)	13.63	0.15	(e)	0.23	0.38	—		(0.39)	—	(0.39)	—		13.62
Year Ended October 31, 2005	14.18	0.09		(0.40)	(0.31)	—		(0.09)	(0.15)	(0.24)	—		13.63
Year Ended October 31, 2004	14.01	(0.03	)(e)	0.20	0.17	—		—	—	—	—		14.18
Year Ended October 31, 2003	13.99	(0.09	)(e)	0.23	0.14	—		(0.03)	(0.09)	(0.12)	—		14.01
February 28, 2002(d) to October 31, 2002	14.64	(0.02	)(e)	(0.62)	(0.64)	—		(0.01)	—	(0.01)	—		13.99

U.S. Large Cap Core Plus Fund
November 1, 2005(d) to April 30, 2006 (Unaudited)	15.00	0.07	(e)	1.80	1.87	—		(0.04)	—	(0.04)	—		16.83

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering for class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions. Total return would be approximately (17.77)% exclusive of such transaction.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

6.50%		$7,670	1.50%	1.50%	0.35%	2.97%		2.97%	62%
7.40		8,048	1.50	1.50	(0.21)	2.66		2.66	105
3.88		169	1.75	1.75	(0.33)	12.25	(h)	12.25	65
9.29		138	1.75	1.75	(0.41)	23.28	(h)	23.28	56
(10.63	)(g)	112	1.75	1.75	(0.72)	36.66	(h)	36.66	56
1.10		59	1.74	1.74	(0.72)	34.18	(h)	34.18	57

2.82		3,737	3.82	1.50	2.27	4.69		2.37	257
(2.25)		2,968	3.46	1.50	0.99	4.31		2.35	313
1.21		1,222	3.14	1.50	(0.58)	7.44		5.80	200
0.97		220	3.34	1.50	(0.67)	11.93		10.09	114

(4.38)		62	3.29	1.50	(0.21)	28.80	(h)	27.01	138

12.47		563	1.37	1.25	0.87	5.47		5.35	54

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees		Net asset value, end of period
Global Healthcare Fund
Six Months Ended April 30, 2006 (Unaudited)	$14.61	$(0.01	)(e)	$0.91	$0.90	$(0.03)	$—	$(0.03)	$—	(f)	$15.48
February 18, 2005(d) to October 31, 2005	14.42	(0.10	)(e)	0.29	0.19	—	—	—	—	(f)	14.61

Market Neutral Fund
Six Months Ended April 30, 2006 (Unaudited)	13.45	0.12	(e)	0.23	0.35	(0.36)	—	(0.36)	—		13.44
Year Ended October 31, 2005	14.00	0.04		(0.41)	(0.37)	(0.03)	(0.15)	(0.18)	—		13.45
Year Ended October 31, 2004	13.91	(0.16	)(e)	0.25	0.09	—	—	—	—		14.00
Year Ended October 31, 2003	13.95	(0.16	)(e)	0.23	0.07	(0.02)	(0.09)	(0.11)	—		13.91
February 28, 2002(d) through October 31, 2002	14.64	(0.05	)(e)	(0.64)	(0.69)	— (f)	— (f)	— (f)	—		13.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering for class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Amounts rounds to less than $0.01

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

32        JPMORGAN SPECIALTY FUNDS   APRIL 30, 2006

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
6.19%	$7,283	2.00%	2.00%	(0.15)%	3.47%		3.47%	62%
1.32	7,594	2.00	2.00	(0.70)	3.10		3.10	105

2.60	268	4.32	2.00	1.82	5.16		2.84	257
(2.68)	251	3.96	2.00	0.35	5.16		3.20	313
0.65	243	3.64	2.00	(1.20)	9.37		7.73	200
0.48	200	3.84	2.00	(1.19)	12.46		10.62	114
(4.69)	86	3.79	2.00	(0.57)	27.44	(g)	25.65	138

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS    33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees		Net asset value, end of period
Global Healthcare Fund
Six Months Ended April 30, 2006 (Unaudited)	$14.61	$(0.01	)(e)	$0.92	$0.91	$(0.03)	$—	(f)	$15.49
February 18, 2005(d) to October 31, 2005	14.42	(0.09	)(e)	0.28	0.19	—	—	(f)	14.61

U.S. Large Cap Core Plus Fund
November 1, 2005(d) to April 30, 2006 (Unaudited)	15.00	0.03	(e)	1.81	1.84	(0.03)	—		16.81

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering for class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

34    JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
6.20%	$659	2.00%	2.00%	(0.16)%	3.47%	3.47%	62%
1.32	731	2.00	2.00	(0.60)	3.08	3.08	105

12.24	561	1.87	1.75	0.36	5.97	5.85	54

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS    35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees		Net asset value, end of period
Global Healthcare Fund
Six Months Ended April 30, 2006 (Unaudited)	$13.59	$0.04	(e)	$0.85	$0.89	$(0.11)	$—	(f)	$14.37
Year Ended October 31, 2005	12.61	0.01	(e)	0.97	0.98	—	—	(f)	13.59
Year Ended October 31, 2004	12.11	(0.01	)(e)	0.51	0.50	—	—		12.61
Year Ended October 31, 2003	11.31	(0.01	)(e)	1.07	1.06	(0.26)	—		12.11
Year Ended October 31, 2002	13.81	(0.03	)(e)	(2.38)	(2.41)	(0.09)	—		11.31
Year Ended October 31, 2001	15.11	(0.03	)(e)	(1.26)	(1.29)	(0.01)	—		13.81

U.S. Large Cap Core Plus Fund
November 1, 2005(d) to April 30, 2006 (Unaudited)	15.00	0.07	(e)	1.81	1.88	(0.04)	—		16.84

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operation for class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

36    JPMORGAN SPECIALTY FUNDS       APRIL 30, 2006

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
6.56%	$4,144	1.25%	1.25%	0.56%	2.71%	2.71%	62%
7.77	4,999	1.34	1.34	0.05	2.77	2.77	105
4.13	6,618	1.50	1.50	(0.05)	4.22	4.22	65
9.59	10,153	1.50	1.50	(0.04)	3.44	3.44	56
(17.54)	16,289	1.50	1.50	(0.22)	2.62	2.62	56
(8.55)	30,782	1.50	1.50	(0.20)	2.24	2.24	57

12.58	61,363	1.14	1.02	0.89	3.56	3.44	54

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS    37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

					Per share operating performance
		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
Market Neutral Fund
Six Months Ended April 30, 2006 (Unaudited)	$13.78	$0.19	(e)	$0.23	$0.42	$(0.42)	$—	$(0.42)	$13.78
Year Ended October 31, 2005	14.30	0.17		(0.41)	(0.24)	(0.13)	(0.15)	(0.28)	13.78
Year Ended October 31, 2004	14.07	(0.02	)(e)	0.25	0.23	—	—	—	14.30
Year Ended October 31, 2003	14.00	(0.05	)(e)	0.24	0.19	(0.03)	(0.09)	(0.12)	14.07
Year Ended October 31, 2002	15.01	0.04	(e)	(0.62)	(0.58)	(0.17)	(0.26)	(0.43)	14.00
June 1, 2001(d) to October 31, 2001	15.16	0.14	(e)	0.12	0.26	(0.20)	(0.21)	(0.41)	15.01
Year Ended May 31, 2001	14.02	0.54		1.19	1.73	(0.59)	—	(0.59)	15.16

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from May 31 to October 31.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

38    JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
3.10%	$24,799	3.32%	1.00%	2.73%	4.13%	1.81%	257%
(1.75)	95,860	2.96	1.00	1.31	3.72	1.76	313
1.63	79,199	2.64	1.00	(0.19)	3.96	2.32	200
1.35	16,216	3.04	1.19	(0.35)	4.74	2.89	114
(3.97)	20,635	3.02	1.25	0.28	4.52	2.75	138
1.72	19,865	2.71	1.25	2.09	3.80	2.34	50
12.65	19,714	2.79	1.25	4.47	3.90	2.36	141

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006    JPMORGAN SPECIALTY FUNDS        39

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) (“the Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment company.

Prior to February 19, 2005, Market Neutral Fund and Global Healthcare Fund were each separate series of J.P. Morgan Series Trust. Effective after the close of business on February 18, 2005, Market Neutral Fund and Global Healthcare Fund were reorganized as separate series of JPMorgan Trust I.

The following are the three separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Global Healthcare Fund	Class A, Class B, Class C and Select Class
Market Neutral Fund	Class A, Class B and Institutional Class
U.S. Large Cap Core Plus Fund	Class A, Class C and Select Class

Effective November 1, 2005, the JPMorgan U.S. Large Cap Core Plus Fund commenced operations as a series of JPM I.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds’ prospectuses.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

As of April 30, 2006, the Funds did not hold any illiquid securities.

40   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2006, the Market Neutral Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The values of the forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2006, the Global Healthcare Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

G. Short Sales — Market Neutral Fund and U.S. Large Cap Core Plus Fund may engage in short sales (selling securities they do not own) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for each Fund is held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. Each Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which each Fund replaces the borrowed security. Each Fund will realize a gain if the price of the security declines between those dates.

H. Securities Lending — To generate additional income, the Global Healthcare Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, serves as lending agent to the Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

Agreement”). The Securities Lending Agreement was effective with respect to the Fund on October 15, 2002 and amended and restated on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of non-U.S. securities outstanding during a given month. For the period from the effective date of the Securities Lending Agreement through April 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of April 30, 2006, the following Fund had securities with the following market values on loan and for the period then ended, this Fund paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Global Healthcare Fund	$1	$3,039	$1,734

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Market Neutral Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended the (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

42   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

M. Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

N. Redemption Fees — Generally shares of the Global Healthcare Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Fund.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee.

The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Global Healthcare Fund	0.85%
Market Neutral Fund	1.25
U.S. Large Cap Core Plus Fund	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

	Period Ended 4/30/2006
Global Healthcare Fund	$—
Market Neutral Fund	2
U.S. Large Cap Core Plus Fund	—	(b)

(b)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the Money Market funds, Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. (“JPMCB”) served as the Funds’ Administrator subject to the same fee agreements.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. (“JPMFD”), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds’ exclusive underwriter. JPMFD received no compensation in its capacity as the Funds’ underwriter.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Global Healthcare Fund	0.25%	0.75%	0.75%
Market Neutral Fund	0.25	0.75	n/a
U.S. Large Cap Core Plus Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2006, the Distributor received the following amounts (in thousands):

	Front End Sales Charge	CDSC
Global Healthcare Fund	$4	$7
Market Neutral Fund	10	1

JPMFD and the Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Global Healthcare Fund	0.25%	0.25%	0.25%	0.25%	n/a%
Market Neutral Fund	0.25	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	n/a	0.25	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds’ Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statements of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Global Healthcare Fund	1.50%	2.00%	2.00%	1.25%	n/a%
Market Neutral Fund	1.50	2.00	n/a	n/a	1.00
U.S. Large Cap Core Plus Fund	1.50	n/a	2.00	1.25	n/a

The contractual expense limitation agreements were in effect for the six months ended April 30, 2006. The expense limitation percentages in the table above are in place until at least February 28, 2007.

44   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

For the six months ended April 30, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Global Healthcare Fund	$88	$11	$25	$124	$28
Market Neutral Fund	201	12	30	243	9
U.S. Large Cap Core Plus Fund	64	—	19	83	85

	Voluntary Waivers
	Investment Advisory	Administration	Total
U.S. Large Cap Core Plus Fund	$10	$7	$17

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2006, the Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Global Healthcare Fund	$12,626	$15,548
Market Neutral Fund	149,911	150,757
U.S. Large Cap Core Plus Fund	83,503	13,080

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Global Healthcare Fund	$19,429	$3,467	$195	$3,272
Market Neutral Fund	24,217	4,662	302	4,360
U.S. Large Cap Core Plus Fund	73,617	2,211	1,121	1,090

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Funds had no borrowings outstanding at April 30, 2006, or at any time during the year then ended.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Global Healthcare Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2006, a portion of the Global Healthcare Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. As of April 30, 2006, Global Healthcare Fund invested approximately 70.0% of its portfolio in issuers in pharmaceutical companies.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Business Combinations

On August 19, 2004, the Board of Trustees of the Trusts approved management’s proposal to merge One Group Health Sciences Fund (the “Target Fund”) into JPMorgan Global Healthcare Fund (the “Acquiring Fund”).

The Agreement and Plan of Reorganization with respect to the Target Fund were approved by the Fund’s shareholders at a special meeting of shareholders held on January 20, 2005, and adjourned and reconvened on February 3, 2005.

After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Value Per Share	Unrealized Appreciation
Target Fund
One Group Health Sciences Fund				$2,298
Class A	896	$9,461	$10.56
Class B	841	8,637	10.27
Class C	93	959	10.26
Class I	30	320	10.64
Acquiring Fund
JPMorgan Global Healthcare Fund				1,051
Class A	13	188	14.42
Select Class	482	6,438	13.35

46   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

	Shares Outstanding	Net Assets	Net Value Per Share	Unrealized Appreciation
Post Reorganization
JPMorgan Global Healthcare Fund				$3,349
Class A	669	$9,649	$14.42
Class B	599	8,637	14.42
Class C	66	959	14.42
Select Class	506	6,758	13.35

9. Legal Matters

On July 1, 2004, Bank One Corporation, the former corporate parent of One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (“BOIA”), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, One Group Administrative Services and BOIA (renamed JPMorgan Investment Advisors Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMCB. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (“JPMDS”) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (“SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five-year period which commenced September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current Trustees of the Trust(s) and certain former Trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Trust(s) and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds’ investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys’ fees. In February 2004, these cases were transferred to the United States District Court for the District of Maryland for consolidated or coordinated pretrial case management. On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds would be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants would be dismissed. On March 1, 2006, the district court entered an order implementing these rulings, in which it dismissed certain claims against BOIA and its affiliates, all claims against One Group Mutual Funds, and all claims but one against the Trustees and former Trustees. On May 30, 2006, the district court ruled that the remaining claim against the Trustees and former Trustees is to be dismissed as well.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above. These matters are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

10. Subsequent Event

On May 17, 2006, the Board of Trustees of the JPMorgan Global Healthcare Fund (the “Fund”) approved the liquidation and dissolution of the Fund on June 26, 2006 (the “Liquidation Date”). On the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   47

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

48   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   49

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

50   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2005	Ending Account Value, April 30, 2006	Expenses Paid During November 1, 2005 to April 30, 2006*	Annualized Expense Ratio
Global Healthcare Fund
Class A
Actual	$1,000.00	$1,064.30	$7.68	1.50%
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class B
Actual	1,000.00	1,061.90	10.22	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Class C
Actual	1,000.00	1,062.30	10.23	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Select Class
Actual	1,000.00	1,065.60	6.40	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25

Market Neutral Fund
Class A
Actual	1,000.00	1,028.20	7.54	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class B
Actual	1,000.00	1,026.20	10.05	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Institutional Class
Actual	1,000.00	1,031.00	5.04	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

52   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2006

	Beginning Account Value, November 1, 2005	Ending Account Value, April 30, 2006	Expenses Paid During November 1, 2005 to April 30, 2006*	Annualized Expense Ratio
U.S. Large Cap Core Plus Fund
Class A
Actual	$1,000.00	$1,124.70	$6.51	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,121.80	9.10	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,125.80	5.32	1.02
Hypothetical	1,000.00	1,019.74	5.11	1.02

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2006        JPMORGAN SPECIALTY FUNDS   53

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. April 2006.	SAN-SPEC-406

SEMI-ANNUAL REPORT
 PERIOD ENDED APRIL 30, 2006 (UNAUDITED)

JPMorgan Funds

Tax Aware
Funds

JPMorgan Tax Aware Core Equity Fund
JPMorgan Tax Aware Diversified Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Core Equity Fund	2
JPMorgan Tax Aware Diversified Equity Fund	4
Schedules of Portfolio Investments	6
Financial Statements	13
Financial Highlights	16
Notes to Financial Statements	18
Trustees	22
Officers	24
Schedule of Shareholder Expenses	26

HIGHLIGHTS

•	U.S. equities boosted by strong corporate earnings

•	Significant increase in business investment

•	Core inflation up, flirting with the Fed’s comfort zone

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 9, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Tax Aware Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended April 30, 2006, along with reports from the portfolio managers.

“The U.S. economy continues to expand at a solid rate, despite the Fed’s ongoing campaign to raise short-term interest rates in an attempt to slow down activity.”

Equity Markets

The U.S. equity market ended 2005 on a positive note, with corporate earnings averaging a growth rate of 14% for the full year, and 2006 kicked off strongly with the Dow Jones Industrial Average rising above 11,000 for the first time since 2001.

From late 2005 through early 2006, the U.S. equity market weathered economic challenges that ranged from increasing interest rates and higher oil prices, which surpassed $70 a barrel at times, to global political instability. While negative headlines may have concerned investors, robust consumer spending, employment and manufacturing reports supported positive market returns.

Late in the period, U.S. equities were boosted by strong corporate earnings data as first-quarter reports flooded in. Approximately two-thirds of companies reported positive news in April, outweighing disappointments by a significant margin. Estimates for the final earnings tally edged up over the month, as the market expected an 11th straight quarter of double-digit profit growth.

The Fed continues to raise rates

Inflation worries were evident late in the period as the Institute for Supply Management (ISM) reported that its purchasing managers’ index rose to 57.3% in April, while the prices paid index rose to 71.5%, the largest increases these indexes have seen since November. By late April, core inflation was up 2% from a year ago, flirting with the top of the Federal Reserve’s (Fed) comfort zone.

The Fed kept its tightening campaign active throughout the period. In March, the Federal Open Market Committee (FOMC) raised the fed funds rate for the 15th consecutive time, by 25 basis points (bps) to reach 4.75%. With continued strong growth despite higher oil prices, expectations were that the Fed would hike short-term interest rates at its session in May and possibly again in June.

Treasury prices and yields fluctuated, as investors tried to anticipate the Fed’s next policy move. By the end of 2005, the yield curve flattened to the point of inversion, with the two-year Treasury trading at 4.40% before inching up slightly in early 2006. Interest rates at the longest end of the yield curve remained fairly stable. The 30-year Treasury actually declined slightly to end 2005 at 4.54% before moving up to yield 4.89% by the end of March.

Economic enthusiasm

Business investment saw its greatest increase in six years, with first-quarter growth of 14.3% compared with 4.5% for the previous quarter. However, the trade deficit continued to weigh on growth as imports exceeded exports for the period.

While the U.S. economy slowed late in 2005, it snapped back in the first quarter as the gross domestic product (GDP) reached 4.8%, the fastest growth in more than two years. In nominal terms, GDP rose to $13.02 trillion annualized, for a growth rate of 3.5% over the past four quarters. Economists expect GDP to slow to a more sustainable rate in the second quarter.

While wages and salary income continued to increase in the period (rising 0.5% in February and March), the personal savings rate did not keep pace. There was minimal improvement, to –0.3% in March from –0.6% in February. However, the savings rate has not been positive since March 2005.

By the end of the period, the U.S. consumer confidence index reached its highest level in nearly four years, increasing 2.1 points to 109.6 in April. Continued oil price increases and a possible end to the housing market boom could eventually dampen that enthusiasm.

Outlook

The U.S. economy continues to expand at a solid rate, despite the Fed’s ongoing campaign to raise short-term interest rates in an attempt to slow down activity. We still expect growth to decelerate at some point in 2006 as further Fed tightening and a slowing housing market eventually impact consumer spending, but we do not expect a recession. We look for the economy to slow around the middle of 2006 as the impact of the Fed’s monetary tightening campaign and higher bond yields constrain both consumer and corporate liquidity.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Core Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	February 3, 2006
Fiscal Year End	October 31
Net Assets as of 4/30/2006 (In Thousands)	$615,831
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Core Equity Fund, which seeks to provide high after-tax total return from a portfolio of selected equity securities, returned 4.59% (Select Class Shares) for the since inception period ended April 30, 2006, compared to the 2.88% return for the S&P 500 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Strong stock selection in information technology aided performance over the period. Bank of America Corp. and Citigroup Inc., diversified financial holdings, were the Fund’s top individual contributors. Shares of Bank of America surged after the company announced impressive first-quarter earnings due to strong trading and its MBNA acquisition. Citigroup’s first-quarter earnings also exceeded expectations due to record investment banking revenue and growth in the company’s international consumer segment. Favorable advisory and underwriting activity, in general, should continue as the companies pursue growth through acquisitions.

Conversely, consumer staples detracted from performance. Microsoft Corp. was the Fund’s largest individual detractor, as the company posted lower-than-expected fiscal third-quarter results and reduced guidance for the 2007 fiscal year. Despite encouraging growth in the company’s server and home-entertainment businesses, its decision to forgo short-term profits to bolster spending in developing web-based software caught investors by surprise, triggering a sell-off in the stock. Negative sentiment among health insurers weighed on Wellpoint Inc., making it a top detractor from performance. While the company posted first-quarter results that fell roughly in line with expectations, investor concern about medical cost inflation and cost trends continued to dominate the stock’s movement and, in general, that of the sector.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a “bottom up” approach to constructing portfolios. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We continue to focus on overweighting companies in each market sector deemed to be attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index to minimize volatility relative to the index and ensure that returns are driven primarily by stock selection. The Fund seeks to minimize the shareholder’s tax liability in connection with the Fund’s distribution of realized capital gains by minimizing the net gains available for distribution.

PORTFOLIO COMPOSITION**

Financials	21.9%
Information Technology	16.5
Health Care	12.7
Industrials	12.3
Energy	10.0
Consumer Discretionary	9.9
Consumer Staples	8.7
Telecommunications Services	2.8
Utilities	2.2
Materials	2.1
Other	0.9

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Bank of America Corp.	3.2%
2.	Citigroup, Inc.	3.1
3.	General Electric Co.	3.0
4.	Exxon Mobil Corp.	2.8
5.	Microsoft Corp.	2.6
6.	Altria Group, Inc.	2.6
7.	Pfizer, Inc.	2.3
8.	Hewlett-Packard Co.	2.2
9.	ConocoPhillips	2.0
10.	McDonald’s Corp.	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE	SINCE INCEPTION
JPMORGAN TAX AWARE CORE EQUITY FUND
SELECT CLASS SHARES	2/3/06	4.59%
S&P 500 Index		2.88
Lipper Large-Cap Core Index		2.41

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 3, 2006.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Diversified Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS
Fund Inception	February 3, 2006
Fiscal Year End	October 31
Net Assets as of 4/30/2006 (In Thousands)	$427,253
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Diversified Equity Fund, which seeks to provide high after-tax total return through capital appreciation and growth of income from a portfolio of selected equity securities of large and medium U.S. companies, returned 3.64% (Select Shares) for the since inception period ended April 30, 2006, compared to the 2.88% return for the S&P 500 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund participated in the market’s advancement and outperformed its benchmark for the period. Stock selection in healthcare hindered performance, while stock selection in financials aided performance. Goldman Sachs Group Inc. was a top contributor to performance, as the company reported earnings and revenues in each business segment that exceeded consensus expectations for the first quarter. In addition, the company raised its annual dividend by 40%, which was well received by investors and drove its stock price upward.

On the negative side, exposure to Aetna Inc. detracted from performance. Disappointing earnings and deteriorating pricing trends throughout the managed healthcare industry drove the stock price down significantly.

Q:	HOW WAS THE FUND MANAGED?

A:	We continue to focus on overweighting companies in each market sector deemed to be attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index to minimize volatility relative to the index and ensure that returns are driven primarily by stock selection. The Fund seeks to minimize the shareholder’s tax liability in connection with the Fund’s distribution of realized capital gains by minimizing the net gains available for distribution.

PORTFOLIO COMPOSITION**

Financials	21.7%
Information Technology	14.3
Consumer Discretionary	12.7
Health Care	12.5
Industrials	11.0
Energy	9.6
Consumer Staples	7.6
Utilities	3.4
Telecommunications Services	3.3
Materials	3.1
Other	0.7

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Exxon Mobil Corp.	3.3%
2.	Citigroup, Inc.	3.1
3.	General Electric Co.	2.9
4.	Bank of America Corp.	2.8
5.	Proctor & Gamble Co.	2.5
6.	Microsoft Corp.	2.3
7.	Altria Group, Inc.	1.9
8.	Johnson & Johnson	1.9
9.	Goldman Sachs Group, Inc.	1.7
10.	International Business Machines Corp.	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE	SINCE INCEPTION
JPMORGAN TAX AWARE DIVERSIFIED EQUITY FUND
SELECT CLASS SHARES	2/3/06	3.64%
S&P 500 Index		2.88
Lipper Large-Cap Core Index		2.41

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 3, 2006.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Core Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 99.1%
	Aerospace & Defense — 4.8%
115	Boeing Co.	9,572
215	Raytheon Co.	9,513
162	United Technologies Corp.	10,188
		29,273
	Air Freight & Logistics — 1.4%
74	FedEx Corp.	8,474
	Auto Components — 0.7%
55	Johnson Controls, Inc.	4,502
	Beverages — 1.5%
218	Coca-Cola Co. (The)	9,156
	Biotechnology — 1.5%
135	Amgen, Inc. (a)	9,173
	Capital Markets — 2.0%
40	Goldman Sachs Group, Inc.	6,347
98	Morgan Stanley	6,276
		12,623
	Chemicals — 1.7%
185	Praxair, Inc.	10,356
	Commercial Banks — 5.6%
392	Bank of America Corp.	19,572
192	U.S. Bancorp	6,033
145	Wachovia Corp.	8,696
		34,301
	Commercial Services & Supplies — 0.5%
85	Waste Management, Inc.	3,184
	Communications Equipment — 5.8%
356	Cisco Systems, Inc. (a)	7,460
271	Corning, Inc. (a)	7,496
448	Motorola, Inc.	9,567
214	QUALCOMM, Inc.	10,992
		35,515
	Computers & Peripherals — 5.1%
37	Apple Computer, Inc. (a)	2,598
116	Dell, Inc. (a)	3,029
416	Hewlett-Packard Co.	13,517
149	International Business Machines Corp.	12,257
		31,401
	Consumer Finance — 1.3%
150	American Express Co.	8,045
	Diversified Financial Services — 4.3%
129	CIT Group, Inc.	6,951
388	Citigroup, Inc.	19,387
		26,338
	Diversified Telecommunication Services — 1.1%
208	Verizon Communications, Inc.	6,881
	Electric Utilities — 0.9%
142	Edison International	5,730
	Electronic Equipment & Instruments — 0.5%
125	Avnet, Inc. (a)	3,256
	Food & Staples Retailing — 3.2%
203	CVS Corp.	6,030
261	Safeway, Inc.	6,567
160	Wal-Mart Stores, Inc.	7,221
		19,818
	Health Care Equipment & Supplies — 0.8%
124	Baxter International, Inc.	4,675
	Health Care Providers & Services — 4.0%
76	Cardinal Health, Inc.	5,105
147	Medco Health Solutions, Inc. (a)	7,830
164	WellPoint, Inc. (a)	11,623
		24,558
	Hotels, Restaurants & Leisure — 2.0%
359	McDonald’s Corp.	12,400
	Household Durables — 0.5%
36	Whirlpool Corp.	3,240
	Household Products — 1.4%
150	Procter & Gamble Co.	8,729
	Independent Power Producers & Energy Traders — 1.2%
263	Duke Energy Corp	7,650
	Industrial Conglomerates — 3.9%
540	General Electric Co.	18,677
204	Tyco International Ltd. (Bermuda)	5,381
		24,058
	Insurance — 5.6%
143	Allstate Corp. (The)	8,061
58	AMBAC Financial Group, Inc.	4,810
255	Genworth Financial, Inc.	8,456
84	Hartford Financial Services Group, Inc.	7,713
129	St. Paul Travelers Cos., Inc. (The)	5,662
		34,702
	IT Services — 0.5%
111	Accenture Ltd., Class A (Bermuda)	3,212

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 3.8%
385	Comcast Corp., Special Class A (a)	11,876
50	Gannett Co., Inc.	2,772
72	R.H. Donnelley Corp.	4,024
118	Viacom, Inc., Class B (a)	4,708
		23,380
	Metals & Mining — 0.5%
41	United States Steel Corp.	2,795
	Multiline Retail — 0.9%
81	J.C. Penney Co., Inc.	5,309
	Oil, Gas & Consumable Fuels — 10.0%
110	Chevron Corp.	6,724
188	ConocoPhillips	12,577
588	El Paso Corp.	7,585
269	Exxon Mobil Corp.	16,983
101	Marathon Oil Corp.	8,031
94	Occidental Petroleum Corp.	9,657
		61,557
	Pharmaceuticals — 6.5%
193	Johnson & Johnson	11,315
554	Pfizer, Inc.	14,030
56	Sepracor, Inc. (a)	2,491
248	Wyeth	12,056
		39,892
	Road & Rail — 1.8%
202	Norfolk Southern Corp.	10,886
	Semiconductors & Semiconductor Equipment — 0.6%
110	Texas Instruments, Inc.	3,818
	Software — 3.9%
671	Microsoft Corp.	16,198
553	Oracle Corp. (a)	8,061
		24,259
	Specialty Retail — 1.3%
202	Home Depot, Inc.	8,079
	Textiles, Apparel & Luxury Goods — 0.6%
65	V.F. Corp.	3,990
	Thrifts & Mortgage Finance — 3.1%
186	Freddie Mac	11,345
168	Washington Mutual, Inc.	7,583
		18,928
	Tobacco — 2.6%
215	Altria Group, Inc.	15,712
	Wireless Telecommunication Services — 1.7%
432	Sprint Nextel Corp.	10,726
	Total Common Stocks (Cost $450,627)	610,581
Short-Term Investment — 0.9%
	Investment Company — 0.9%
5,315	JPMorgan Prime Money Market Fund (b) (Cost $5,315)	5,315
	Total Investments — 100.0% (Cost $455,942)	615,896
	Liabilities in Excess of Other Assets — (0.0)% (g)	(65)
	NET ASSETS — 100.0%	$615,831

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Diversified Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 3.3%
29	Lockheed Martin Corp.	2,178
70	Northrop Grumman Corp.	4,690
41	Raytheon Co.	1,809
84	United Technologies Corp.	5,301
		13,978
	Air Freight & Logistics — 0.5%
20	FedEx Corp.	2,257
	Auto Components — 1.0%
50	Johnson Controls, Inc.	4,037
	Beverages — 1.8%
83	Coca-Cola Co. (The)	3,483
25	Coca-Cola Enterprises, Inc.	482
64	PepsiCo, Inc.	3,748
		7,713
	Biotechnology — 2.0%
85	Amgen, Inc. (a)	5,737
46	Gilead Sciences, Inc. (a)	2,628
		8,365
	Capital Markets — 4.1%
46	E*Trade Financial Corp. (a)	1,145
44	Goldman Sachs Group, Inc.	7,053
68	Mellon Financial Corp.	2,551
27	Merrill Lynch & Co., Inc.	2,074
19	Morgan Stanley	1,222
56	State Street Corp.	3,638
		17,683
	Chemicals — 1.7%
27	Air Products & Chemicals, Inc.	1,870
24	Dow Chemical Co. (The)	983
17	PPG Industries, Inc.	1,114
35	Praxair, Inc.	1,970
26	Rohm & Haas Co.	1,321
		7,258
	Commercial Banks — 6.3%
238	Bank of America Corp.	11,859
6	Compass Bancshares, Inc.	302
95	North Fork Bancorp, Inc.	2,850
196	U.S. Bancorp	6,162
20	Wachovia Corp.	1,191
67	Wells Fargo & Co.	4,623
		26,987
	Communications Equipment — 4.6%
281	Cisco Systems, Inc. (a)	5,895
195	Corning, Inc. (a)	5,380
23	Juniper Networks, Inc. (a)	423
142	Motorola, Inc.	3,021
99	QUALCOMM, Inc.	5,073
		19,792
	Computers & Peripherals — 3.1%
13	Apple Computer, Inc. (a)	915
79	Dell, Inc. (a)	2,080
15	EMC Corp. (a)	204
87	Hewlett-Packard Co.	2,811
76	International Business Machines Corp.	6,282
19	NCR Corp. (a)	749
8	Network Appliance, Inc. (a)	297
		13,338
	Consumer Finance — 0.6%
11	American Express Co.	597
20	Capital One Financial Corp.	1,750
		2,347
	Containers & Packaging — 0.2%
13	Temple-Inland, Inc.	608
	Diversified Financial Services — 3.6%
4	Ameriprise Financial, Inc.	180
35	CIT Group, Inc.	1,912
268	Citigroup, Inc.	13,402
		15,494
	Diversified Telecommunication Services — 2.6%
212	AT&T, Inc.	5,567
165	Verizon Communications, Inc.	5,438
		11,005
	Electric Utilities — 2.5%
55	CMS Energy Corp. (a)	737
40	Edison International	1,628
19	Entergy Corp.	1,294
22	FPL Group, Inc.	875
78	PG&E Corp.	3,092
30	Pinnacle West Capital Corp.	1,215
17	PPL Corp.	494
65	Xcel Energy, Inc.	1,215
		10,550

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 1.8%
24	Baker Hughes, Inc.	1,908
17	Cooper Cameron Corp. (a)	839
19	GlobalSantaFe Corp. (Cayman Islands)	1,163
11	Halliburton Co.	875
45	Rowan Cos., Inc.	2,012
15	Schlumberger Ltd.	1,065
		7,862
	Food & Staples Retailing — 0.7%
70	Wal-Mart Stores, Inc.	3,130
	Food Products — 0.5%
13	Archer-Daniels-Midland Co.	480
23	H.J. Heinz Co.	967
15	Kraft Foods, Inc.	475
		1,922
	Health Care Equipment & Supplies — 0.8%
45	Baxter International, Inc.	1,704
3	Becton, Dickinson & Co.	170
11	Biomet, Inc.	413
8	Boston Scientific Corp. (a)	181
16	Medtronic, Inc.	777
5	Zimmer Holdings, Inc. (a)	283
		3,528
	Health Care Providers & Services — 3.2%
89	Aetna, Inc.	3,419
24	Cigna Corp.	2,600
9	McKesson Corp.	423
61	UnitedHealth Group, Inc.	3,014
59	WellPoint, Inc. (a)	4,182
		13,638
	Hotels, Restaurants & Leisure — 1.3%
44	Carnival Corp.	2,041
15	Hilton Hotels Corp.	404
64	McDonald’s Corp.	2,220
6	Starwood Hotels & Resorts Worldwide, Inc.	350
12	Yum! Brands, Inc.	605
		5,620
	Household Durables — 0.7%
30	Centex Corp.	1,668
4	D.R. Horton, Inc.	117
17	Lennar Corp., Class A	912
10	Pulte Homes, Inc.	370
		3,067
	Household Products — 2.7%
14	Kimberly-Clark Corp.	802
181	Procter & Gamble Co.	10,561
		11,363
	Industrial Conglomerates — 3.8%
357	General Electric Co.	12,335
151	Tyco International Ltd. (Bermuda)	3,968
		16,303
	Insurance — 4.8%
9	Aflac, Inc.	423
14	Allstate Corp. (The)	768
58	AMBAC Financial Group, Inc.	4,736
29	American International Group, Inc.	1,865
24	Assurant, Inc.	1,156
23	Genworth Financial, Inc.	760
43	Hartford Financial Services Group, Inc.	3,962
5	Lincoln National Corp.	302
25	MBIA, Inc.	1,515
42	Metlife, Inc.	2,162
7	Protective Life Corp.	343
35	St. Paul Travelers Cos., Inc. (The)	1,550
18	Torchmark Corp.	1,064
		20,606
	Internet & Catalog Retail — 0.7%
83	eBay, Inc. (a)	2,859
	Internet Software & Services — 0.8%
6	Google, Inc., Class A (a)	2,549
28	Yahoo!, Inc. (a)	915
		3,464
	Machinery — 2.0%
14	Danaher Corp.	891
22	Deere & Co.	1,896
31	Eaton Corp.	2,407
21	Illinois Tool Works, Inc.	2,177
28	Ingersoll-Rand Co., Ltd. Class A (Bermuda)	1,238
		8,609
	Media — 3.7%
44	CBS Corp., Class B	1,119
26	DIRECTV Group, Inc. (The) (a)	442
22	E.W. Scripps Co., Class A	991
9	EchoStar Communications Corp., Class A (a)	272
16	Gannett Co., Inc.	880
32	New York Times Co., Class A	786
288	News Corp., Class A	4,934

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Diversified Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
140	Time Warner, Inc.	2,440
51	Viacom Inc, Class B (a)	2,019
66	Walt Disney Co.	1,843
		15,726
	Metals & Mining — 1.3%
79	Alcoa, Inc.	2,652
41	United States Steel Corp.	2,836
		5,488
	Multi-Utilities — 0.9%
19	Constellation Energy Group, Inc.	1,060
39	Dominion Resources, Inc.	2,905
		3,965
	Multiline Retail — 1.7%
15	Federated Department Stores, Inc.	1,176
32	J.C. Penney Co., Inc.	2,068
11	Kohl’s Corp. (a)	625
62	Target Corp.	3,303
		7,172
	Oil, Gas & Consumable Fuels — 7.8%
26	Anadarko Petroleum Corp.	2,767
99	Chevron Corp.	6,039
60	ConocoPhillips	3,999
68	Devon Energy Corp.	4,081
224	Exxon Mobil Corp.	14,136
19	Occidental Petroleum Corp.	1,932
6	Valero Energy Corp.	369
		33,323
	Paper & Forest Products — 0.0% (g)
3	International Paper Co.	109
	Pharmaceuticals — 6.6%
37	Abbott Laboratories	1,573
8	Barr Pharmaceuticals, Inc. (a)	472
42	Eli Lilly & Co.	2,228
139	Johnson & Johnson	8,118
49	Merck & Co., Inc.	1,687
217	Pfizer, Inc.	5,507
77	Schering-Plough Corp.	1,486
26	Sepracor, Inc. (a)	1,165
4	Watson Pharmaceuticals, Inc. (a)	125
118	Wyeth	5,733
		28,094
	Real Estate Investment Trusts (REITs) — 0.7%
22	Crescent Real Estate EQT Co. REIT	436
55	Host Marriott Corp. REIT	1,166
6	Mack-Cali Realty Corp. REIT	280
24	ProLogis REIT	1,205
		3,087
	Road & Rail — 1.4%
24	CSX Corp.	1,637
79	Norfolk Southern Corp.	4,250
		5,887
	Semiconductors & Semiconductor Equipment — 2.6%
120	Altera Corp. (a)	2,614
11	Analog Devices, Inc.	417
63	Applied Materials, Inc.	1,134
18	Broadcom Corp., Class A (a)	724
151	Intel Corp.	3,019
16	Intersil Corp., Class A	477
7	Linear Technology Corp.	248
17	Texas Instruments, Inc.	573
63	Xilinx, Inc.	1,749
		10,955
	Software — 3.1%
411	Microsoft Corp.	9,933
238	Oracle Corp. (a)	3,478
		13,411
	Specialty Retail — 2.5%
21	Abercrombie & Fitch Co.	1,251
27	Bed Bath & Beyond, Inc. (a)	1,039
87	Home Depot, Inc.	3,484
56	Lowe’s Cos., Inc.	3,544
54	Staples, Inc.	1,430
		10,748
	Textiles, Apparel & Luxury Goods — 1.1%
23	Coach, Inc. (a)	772
23	Jones Apparel Group, Inc.	780
40	Nike, Inc., Class B	3,290
		4,842
	Thrifts & Mortgage Finance — 1.5%
84	Countrywide Financial Corp.	3,431
70	Washington Mutual, Inc.	3,150
		6,581
	Tobacco — 1.9%
111	Altria Group, Inc.	8,143

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 0.7%
20	American Tower Corp., Class A (a)	677
96	Sprint Nextel Corp.	2,372
		3,049
	Total Common Stocks (Cost $262,083)	423,963
NO. OF WARRANTS
	Warrants — 0.0% (g)
	Communications Equipment — 0.0% (g)
—(h)	Lucent Technologies, Inc., expiring 12/10/07 (a) (Cost $—(h))	—	(h)
	Total Long-Term Investments (Cost $262,083)	423,963
SHARES
	Short-Term Investment — 0.7%
	Investment Company — 0.7%
2,889	JPMorgan Prime Money Market Fund (b) (Cost $2,889)	2,889
	Total Investments — 99.9% (Cost $264,972)	426,852
	Other Assets in Excess of Liabilities — 0.1%	401
	NET ASSETS — 100.0%	$427,253

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   11

JPMorgan Tax Aware Diversified Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%

(h)	— Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Core Equity Fund	Tax Aware Diversified Equity Fund
ASSETS:
Investments in non-affiliates, at value	$610,581	$423,963
Investments in affiliates, at value	5,315	2,889
Total investment securities, at value	615,896	426,852
Cash	36	11
Receivables:
Investment securities sold	—	5,616
Interest and dividends	554	528
Total Assets	616,486	433,007

LIABILITIES:
Payables:
Investment securities purchased	—	5,553
Fund shares redeemed	222	—
Accrued liabilities:
Investment advisory fees	225	124
Administration fees	51	31
Shareholder servicing fees	125	18
Custodian and accounting fees	12	9
Trustees’ fees — deferred compensation plan	1	1
Other	19	18
Total Liabilities	655	5,754
Net Assets	$615,831	$427,253

NET ASSETS:
Paid in capital	$434,609	$248,464
Accumulated undistributed (distributions in excess of) net investment income	248	496
Accumulated net realized gains (losses)	21,020	16,413
Net unrealized appreciation (depreciation)	159,954	161,880
Total Net Assets	$615,831	$427,253

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	39,349	27,543

Net asset value, offering and redemption price per share	$15.65	$15.51
Cost of investments	$455,942	$264,972

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   13

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

	Tax Aware Core Equity Fund (a)		Tax Aware Diversified Equity Fund (a)
INVESTMENT INCOME:
Dividends	$2,849		$2,089
Dividend income from affiliates (b)	145		13
Interest income	—		— (c)
Total Investment Income	2,994		2,102

EXPENSES:
Investment advisory fees	652		370
Administration fees	148		108
Shareholder servicing fees	362		264
Custodian and accounting fees	14		13
Interest expense	—	(c)	3
Professional fees	22		20
Trustees’ fees	2		2
Printing and mailing costs	6		5
Registration and filing fees	13		14
Transfer agent fees	7		7
Other	6		6
Total expenses	1,232		812
Less amounts waived	—		(224)
Less earnings credits	(1)		(3)
Net expenses	1,231		585
Net Investment Income (Loss)	1,763		1,517

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	21,020		16,413
Change in net unrealized appreciation (depreciation) of investments	5,954		(934)
Net realized/unrealized gains (losses)	26,974		15,479
Change in net assets resulting from operations	$28,737		$16,996

(a)	Commencement of operations was February 3, 2006.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

	Tax Aware Core Equity Fund (a)	Tax Aware Diversified Equity Fund (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,763	$1,517
Net realized gain (loss)	21,020	16,413
Change in net unrealized appreciation (depreciation)	5,954	(934)
Change in net assets resulting from operations	28,737	16,996

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,515)	(1,021)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	49,953	926
Subscription in-kind (Note 8)	598,899	483,730
Dividends reinvested	— (b)	— (b)
Cost of shares redeemed	(58,501)	(43,093)
Redemption in-kind (Note 8)	(1,742)	(30,285)
Change in net assets resulting from capital transactions	588,609	411,278

NET ASSETS:
Change in net assets	615,831	427,253
Beginning of period	—	—
End of period	$615,831	$427,253
Accumulated undistributed (distributions in excess of) net investment income	$248	$496

SHARE TRANSACTIONS:
Issued	3,332	60
Subscription in-kind (Note 8)	39,927	32,249
Reinvested	— (b)	— (b)
Redeemed	(3,798)	(2,799)
Redemption in-kind (Note 8)	(112)	(1,967)
Change in shares	39,349	27,543

(a)	Commencement of operations was February 3, 2006.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Select Shares

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Core Equity Fund
February 3, 2006 (d) to April 30, 2006 (Unaudited)	$15.00	$0.04	(e)	$0.65	$0.69	$(0.04)

Tax Aware Diversified Equity Fund
February 3, 2006 (d) to April 30, 2006 (Unaudited)	15.00	0.05	(e)	0.50	0.55	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.65	4.59%	$615,831	0.85%	1.21%	0.85%	13%

15.51	3.64	427,253	0.55	1.43	0.76	4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Tax Aware Core Equity Fund	Select Class
Tax Aware Diversified Equity Fund	Select Class

The Funds commenced operations on February 3, 2006.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third-party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments maturing in 61 days or less are generally valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

C.  Allocation of Expenses — Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds.

D.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code“), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

E.  Distributions to Shareholders — Each Fund declares and pays dividends from net investment income quarterly. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition—“temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

18   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets at an annual fee rate of 0.45% and 0.35% for the Tax Aware Core Equity Fund and the Tax Aware Diversified Equity Fund, respectively.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the period ended April 30, 2006 is as follows (amounts in thousands):

Period Ended 4/30/2006
Tax Aware Core Equity Fund	$6
Tax Aware Diversified Fund	1

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds, Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (the “Distributor”) under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of each Fund’s average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.E.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statements of Operations.

E.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.85% and 0.70% for the Tax Aware Core Equity Fund and the Tax Aware Diversified Equity Fund, respectively, of the Funds’ respective average daily net assets.

The contractual expense limitation agreements were in effect for the period ended April 30, 2006. The expense limitation percentages above are in place until at least February 28, 2007.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

For the period ended April 30, 2006, the Tax Aware Diversified Equity Fund’s service providers waived fees as follows (amounts in thousands). None of these parties expect the Tax Aware Diversified Equity Fund to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers	Voluntary Waivers
	Shareholder Servicing	Administration	Shareholder Servicing	Total
Tax Aware Diversified Equity Fund	$65	$5	$154	$159

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. As of April 30, 2006, such officers did not receive compensation from the Funds for serving in their respective roles.

The Trust adopted a Trustee Deferred Compensation Plan (the ”Plan“) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended April 30, 2006, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Core Equity Fund	$79,212	$92,761
Tax Aware Diversified Equity Fund	16,094	61,055

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Tax Aware Core Equity Fund	$455,942	$162,417	($2,463)	$159,954
Tax Aware Diversified Equity Fund	264,972	162,570	(690)	161,880

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

20   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

The Funds do not have any outstanding borrowings from another fund or from the uncommitted line of credit as of April 30, 2006. The average borrowings for the period ended April 30, 2006 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Core Equity Fund	$462	1	$—	(b)
Tax Aware Diversified Equity Fund	1,235	20	3

(b)  Amount rounds to less than $1,000.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Transfers-in-Kind

After the close of business on February 3, 2006, three common trust funds managed by JPMorgan Chase Bank, N.A. transferred securities in-kind to the Funds in a tax-free exchange. The common trust funds purchased Select Class Shares of the Funds and the Tax Aware Core Equity Fund and the Tax Aware Diversified Equity Fund received portfolio securities with market values as listed below, including net unrealized appreciation of $154,000 and $162,814 (amounts in thousands), respectively, in exchange for these shares. The cost basis of the portfolio securities transferred to the Funds is equal to the common trust funds’ cost of the securities at the time of the in-kind transfers.

	Market Value of Securities Transferred to the Funds (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
Tax Aware Core Equity Fund JPMorgan Chase Bank Equity & Convertible Fund	$399,500	26,634
JPMorgan Chase Bank American Core Equity Trust	199,399	13,293
Tax Aware Diversified Equity Fund JPMorgan Chase Bank Equity Fund	483,730	32,249

For the period ended April 30, 2006, certain shareholders of the Funds redeemed Select Class shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds’ portfolio securities. Portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Tax Aware Core Equity Fund	3/23/06	$1,742	$697	Redemption in-kind
Tax Aware Diversified Equity Fund	3/24/06	13,394	7,119	Redemption in-kind
Tax Aware Diversified Equity Fund	4/20/06	16,891	9,018	Redemption in-kind

9. Subsequent Event

Subsequent to April 30, 2006, the Funds had the following net redemptions:

	Amount (in thousands)	% of Net Assets
Tax Aware Core Equity Fund	$338,580	55%
Tax Aware Diversified Equity Fund	189,480	44

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   21

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Trust	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000– present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

22   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

Name (Year of Birth); Positions With the Trust	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

24   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

APRIL 30, 2006        JPMORGAN TAX AWARE FUNDS   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2005	Ending Account Value, April 30, 2006	Expenses Paid During November 1, 2005 to April 30, 2006	Annualized Expense Ratio
Tax Aware Core Equity Fund
Actual*	$1,000.00	$1,045.90	$2.00	0.85%
Hypothetical**	1,000.00	1,020.58	4.26	0.85

Tax Aware Diversified Equity Fund
Actual*	1,000.00	1,036.40	1.29	0.55
Hypothetical**	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 84/365 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. April 2006.	SAN-TA2-406

SEMI-ANNUAL REPORT
 PERIOD ENDED APRIL 30, 2006
(UNAUDITED)

Highbridge
Funds

Highbridge Statistical Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary:
Highbridge Statistical Market Neutral Fund	2
Schedule of Portfolio Investments	4
Financial Statements	14
Financial Highlights	20
Notes to Financial Statements	22
Trustees	26
Officers	28
Schedule of Shareholder Expenses	30

HIGHLIGHTS

•	The Dow rose above 11,000 for the first time since 2001

•	U.S. equities were boosted by strong corporate earnings data

•	Business investment saw its greatest increase in six years

•	Core inflation was up, flirting with the top of the Fed’s comfort zone

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 9, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present the semi-annual report for the Highbridge Statistical Market Neutral Fund for the period ended April 30, 2006. Inside you’ll find in-depth information on the Fund along with an update from the portfolio manager.

“The U.S. economy continues to expand at a solid rate, despite the Fed’s ongoing campaign to raise short-term interest rates in an attempt to slow down activity.”

Equity Markets

The U.S. equity market ended 2005 on a positive note, with corporate earnings averaging a growth rate of 14% for the full year, and 2006 kicked off strongly with the Dow Jones Industrial Average rising above 11,000 for the first time since 2001.

From late 2005 through early 2006, the U.S. equity market weathered economic challenges that ranged from increasing interest rates and higher oil prices, which surpassed $70 a barrel at times, to global political instability. While negative headlines may have concerned investors, robust consumer spending, employment and manufacturing reports supported positive market returns.

Late in the period, U.S. equities were boosted by strong corporate earnings data as first-quarter reports flooded in. Approximately two-thirds of companies reported positive news in April, outweighing disappointments by a significant margin. Estimates for the final earnings tally edged up over the month, as the market expected an 11th straight quarter of double-digit profit growth.

The Fed continues to raise rates

Inflation worries were evident late in the period as the Institute for Supply Management (ISM) reported that its purchasing managers’ index rose to 57.3% in April, while the prices paid index rose to 71.5%, the largest increases these indexes have seen since November. By late April, core inflation was up 2% from a year ago, flirting with the top of the Federal Reserve’s (Fed) comfort zone.

The Fed kept its tightening campaign active throughout the period. In March, the Federal Open Market Committee (FOMC) raised the fed funds rate for the 15th consecutive time, by 25 basis points (bps) to reach 4.75%. With continued strong growth despite higher oil prices, expectations were that the Fed would hike short-term interest rates at its session in May and possibly again in June.

Treasury prices and yields fluctuated as investors tried to anticipate the Fed’s next policy move. By the end of 2005, the yield curve flattened to the point of inversion, with the two-year Treasury trading at 4.40% before inching up slightly in early 2006. Interest rates at the longest end of the yield curve remained fairly stable. The 30-year Treasury actually declined slightly to end 2005 at 4.54% before moving up to yield 4.89% by the end of March.

Economic enthusiasm

Business investment saw its greatest increase in six years, with first-quarter growth of 14.3% compared with 4.5% for the previous quarter. However, the trade deficit continued to weigh on growth as imports exceeded exports for the period.

While the U.S. economy slowed late in 2005, it snapped back in the first quarter as the gross domestic product (GDP) reached 4.8%, the fastest growth in more than two years. In nominal terms, GDP rose to $13.02 trillion annualized, for a growth rate of 3.5% over the past four quarters. Economists expect GDP to slow to a more sustainable rate in the second quarter.

While wages and salary income continued to increase in the period (rising 0.5% in February and March), the personal savings rate did not keep pace. There was minimal improvement, to –0.3% in March from –0.6% in February. However, the savings rate has not been positive since March 2005.

By the end of the period, the U.S. consumer confidence index reached its highest level in nearly four years, increasing 2.1 points to 109.6 in April. Continued oil price increases and a possible end to the housing market boom could eventually dampen that enthusiasm.

Outlook

The U.S. economy continues to expand at a solid rate, despite the Fed’s ongoing campaign to raise short-term interest rates in an attempt to slow down activity. We still expect growth to decelerate at some point in 2006 as further Fed tightening and a slowing housing market eventually impact consumer spending, but we do not expect a recession. We look for the economy to slow around the middle of 2006 as the impact of the Fed’s monetary tightening campaign and higher bond yields constrain both consumer and corporate liquidity.

On behalf of all of us here at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2006        HIGHBRIDGE FUNDS   1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
AS OF APRIL 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2005
Fiscal Year End	October 31
Net Assets as of 4/30/2006 (In Thousands)	$83,229
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The Highbridge Statistical Market Neutral Fund, which seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing, returned 2.27% (Select Class Shares) for the period since inception on November 30, 2005.* The Fund’s benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index, had a return of 1.72% for the same period.

Q:	WHY DID THE FUND PERFORM IN THIS WAY?

A:	The Fund holds both long and short positions in mid- to large-capitalization U.S. equity securities. The returns of the Fund over the period achieved low correlation with aggregate equity market moves, consistent with the Fund’s investment objective. The Portfolio is structured in a manner intended to generate low correlation to overall equity market or sector moves.

The Fund outperformed its benchmark over the five-month period. While results early in the period were adversely affected by weakness in the fundamental components of the forecasting model, the Fund performance improved late in period as the majority of forecasting components were consistent in adding value.

On a sector basis, performance fared best in finance and consumer cyclicals while detractors were in materials and transport. The Fund’s top two contributors to performance were Lear Corporation, a supplier of automotive interior systems and components, and Affymetrix Inc., maker of genomic research tools. Both were short positions through most of the period. While Lear continued to show weakness on fundamentals through most of the period, Affymetrix provided lower earnings guidance earlier this year. Our top two detractors to performance were Sotheby’s Holding Inc., the holding company for the New York-based auction house, and Allegheny Technologies Incorporated, a diversified specialty metals producer. The Fund was short both companies. Sotheby’s gained favor in the analyst community on the back of a strong auction market. Allegheny Technologies enjoyed strong end-market demand and improved pricing. No position contributed or detracted more than 30 basis points to the Fund return.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using a quantitative investment process. The forecasting component of the process identified equity securities that were expected to outperform or underperform other equity securities with similar industry and risk characteristics. Desired portfolio holdings were determined by balancing expected returns as predicted by our forecasting model against common and stock-specific risks in the portfolio. This balancing is achieved by proprietary optimization software. Trading to rebalance the portfolio was accomplished each trading day through a proprietary electronic execution system.

LONG POSITIONS PORTFOLIO COMPOSITION**

Information Technology	20.9%
Consumer Discretionary	17.7
Health Care	14.5
Industrials	9.1
Financials	7.7
Short-Term Investments	6.6
Materials	6.1
Consumer Staples	5.1
Energy	4.7
Utilities	3.4
Telecommunication Services	1.1

TOP TEN LONG POSITIONS OF THE PORTFOLIO**

1.	McAfee, Inc.	0.9%
2.	UnitedHealth Group, Inc.	0.9
3.	AES Corp. (The)	0.9
4.	Pfizer, Inc.	0.9
5.	Steel Dynamics, Inc.	0.9
6.	Southwest Airlines Co.	0.9
7.	Advanced Micro Devices, Inc.	0.9
8.	Merck & Co., Inc.	0.9
9.	Nucor Corp.	0.9
10.	Dillards, Inc., Class A	0.9

SHORT POSITIONS PORTFOLIO COMPOSITION**

Information Technology	20.8%
Consumer Discretionary	18.7
Health Care	13.2
Industrials	9.7
Financials	9.0
Materials	6.3
Consumer Staples	5.6
Energy	3.7
Utilities	3.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**

1.	Chico’s FAS, Inc.	0.9%
2.	PMC-Sierra, Inc.	0.9
3.	Tribune Co.	0.9
4.	Saks, Inc.	0.9
5.	Allergan, Inc.	0.9
6.	Alliance Data Systems Corp.	0.9
7.	Gartner, Inc.	0.9
8.	Apple Computer, Inc.	0.9
9.	SanDisk Corp.	0.9
10.	CarMax, Inc.	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of April 30, 2006. The portfolio’s composition is subject to change.

2   HIGHBRIDGE FUNDS        APRIL 30, 2006

TOTAL RETURNS AS OF APRIL 30, 2006

	INCEPTION DATE OF CLASS	SINCE INCEPTION
HIGHBRIDGE STATISTICAL MARKET NEUTRAL FUND
CLASS A SHARES	11/30/05
Without Sales Charge		2.18%
With Sales Charge*		(3.18)
CLASS C SHARES	11/30/05
Without CDSC		2.01
With CDSC**		1.01
SELECT CLASS SHARES	11/30/05	2.27
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX		1.72
LIPPER EQUITY MARKET NEUTRAL FUNDS AVERAGE		2.28

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. The Lipper Equity Market Neutral Funds Average represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2006        HIGHBRIDGE FUNDS   3

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 90.3% (j)
	Common Stocks — 90.3%
	Aerospace & Defense — 0.7%
1	Northrop Grumman Corp.	60
12	Raytheon Co.	534
		594
	Air Freight & Logistics — 0.2%
3	Ryder System, Inc.	159
	Airlines — 1.1%
5	Alaska Air Group, Inc. (a)	175
47	Southwest Airlines Co.	766
		941
	Auto Components — 0.8%
8	ArvinMeritor, Inc.	136
3	BorgWarner, Inc.	190
16	Goodyear Tire & Rubber Co. (The) (a)	222
6	Lear Corp.	144
—(h)	Modine Manufacturing Co.	9
		701
	Beverages — 1.3%
1	Brown-Forman Corp., Class B	60
2	Coca-Cola Enterprises, Inc.	37
8	Molson Coors Brewing Co., Class B	555
12	Pepsi Bottling Group, Inc.	397
		1,049
	Biotechnology — 1.2%
2	Amgen, Inc. (a)	109
10	Applera Corp. — Applied Biosystems Group	284
6	Biogen Idec, Inc. (a)	285
1	Genzyme Corp. (a)	31
8	MedImmune, Inc. (a)	241
1	Techne Corp. (a)	40
		990
	Capital Markets — 1.8%
10	A.G. Edwards, Inc.	548
3	Legg Mason, Inc.	367
1	SEI Investments Co.	34
23	Waddell & Reed Financial, Inc.	534
		1,483
	Chemicals — 3.4%
9	Airgas, Inc.	344
13	Eastman Chemical Co.	693
1	Ecolab, Inc.	19
—(h)	FMC Corp.	6
1	Hercules, Inc. (a)	17
1	Lubrizol Corp.	57
32	Lyondell Chemical Co.	760
34	Olin Corp.	704
1	PPG Industries, Inc.	95
3	Rohm & Haas Co.	147
—(h)	Tronox, Inc., Class B (a)	6
		2,848
	Commercial Banks — 0.6%
—(h)	BB&T Corp.	17
3	Colonial BancGroup, Inc. (The)	65
1	Greater Bay Bancorp	17
2	Huntington Bancshares, Inc.	46
3	PNC Financial Services Group, Inc.	189
3	Synovus Financial Corp.	81
1	Zions Bancorporation	78
		493
	Commercial Services & Supplies — 3.2%
28	Allied Waste Industries, Inc. (a)	394
4	Apollo Group, Inc., Class A (a)	191
2	Career Education Corp. (a)	74
10	Cendant Corp.	180
34	Corinthian Colleges, Inc. (a)	511
10	Deluxe Corp.	231
—(h)	Education Management Corp. (a)	4
1	Equifax, Inc.	39
3	Manpower, Inc.	189
8	Republic Services, Inc.	366
9	United Rentals, Inc. (a)	335
3	Waste Management, Inc.	124
		2,638
	Communications Equipment — 3.4%
25	Adtran, Inc.	635
—(h)	Andrew Corp. (a)	2
30	Avaya, Inc. (a)	356
5	Avocent Corp. (a)	141
15	Cisco Systems, Inc. (a)	312
2	CommScope, Inc. (a)	50
4	F5 Networks, Inc. (a)	224
17	Motorola, Inc.	360
24	Polycom, Inc. (a)	518
—(h)	QUALCOMM, Inc.	10
7	Tellabs, Inc. (a)	113
12	Utstarcom, Inc. (a)	84
		2,805

SEE NOTES TO FINANCIAL STATEMENTS.

4   HIGHBRIDGE FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Computers & Peripherals — 3.2%
1	Hewlett-Packard Co.	47
8	International Business Machines Corp.	658
15	Lexmark International, Inc., Class A (a)	720
1	NCR Corp. (a)	27
36	QLogic Corp. (a)	753
21	Western Digital Corp. (a)	446
		2,651
	Construction & Engineering — 0.2%
3	Granite Construction, Inc.	134
	Consumer Finance — 0.7%
1	AmeriCredit Corp. (a)	34
6	Capital One Financial Corp.	553
		587
	Containers & Packaging — 0.1%
—(h)	Ball Corp.	8
1	Packaging Corp. of America	18
3	Pactiv Corp. (a)	83
		109
	Diversified Financial Services — 1.0%
5	CIT Group, Inc.	270
12	Citigroup, Inc.	599
		869
	Diversified Telecommunication Services — 0.6%
5	Alltel Corp.	309
6	CenturyTel, Inc.	215
		524
	Electric Utilities — 2.1%
7	Allegheny Energy, Inc. (a)	267
11	American Electric Power Co., Inc.	356
2	Edison International	85
4	FirstEnergy Corp.	193
—(h)	NSTAR	1
1	OGE Energy Corp.	18
7	Pepco Holdings, Inc.	169
14	PG&E Corp.	547
—(h)	Pinnacle West Capital Corp.	12
3	Westar Energy, Inc.	71
		1,719
	Electrical Equipment — 0.3%
—(h)	Cooper Industries Ltd., Class A (Bermuda)	37
4	Thomas & Betts Corp. (a)	205
		242
	Electronic Equipment & Instruments — 1.8%
2	Molex, Inc.	56
3	Plexus Corp. (a)	151
20	Tech Data Corp. (a)	733
5	Tektronix, Inc.	168
28	Vishay Intertechnology, Inc. (a)	434
		1,542
	Energy Equipment & Services — 1.0%
2	Baker Hughes, Inc.	141
3	Cooper Cameron Corp. (a)	166
—(h)	National Oilwell Varco, Inc. (a)	21
3	Patterson-UTI Energy, Inc.	111
2	Rowan Cos., Inc. (a)	75
5	Tidewater, Inc.	284
		798
	Food & Staples Retailing — 1.5%
18	BJ’s Wholesale Club, Inc. (a)	543
3	CVS Corp.	98
19	Safeway, Inc.	476
1	Wal-Mart Stores, Inc.	39
2	Whole Foods Market, Inc.	103
		1,259
	Food Products — 1.8%
17	ConAgra Foods, Inc.	383
10	Dean Foods Co. (a)	392
1	Hershey Co. (The)	64
15	Smithfield Foods, Inc. (a)	412
15	Tyson Foods, Inc., Class A	222
		1,473
	Gas Utilities — 0.1%
2	AGL Resources, Inc.	57
	Health Care Equipment & Supplies — 2.4%
7	Beckman Coulter, Inc.	377
2	Becton, Dickinson & Co.	107
1	C.R. Bard, Inc.	52
3	Cytyc Corp. (a)	70
—(h)	Dentsply International, Inc.	28
—(h)	Edwards Lifesciences Corp. (a)	9
4	Hospira, Inc. (a)	165
2	Millipore Corp. (a)	163
23	PerkinElmer, Inc.	491
4	Steris Corp.	83

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        HIGHBRIDGE FUNDS   5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Health Care Equipment & Supplies — Continued
4	Stryker Corp.	193
4	Zimmer Holdings, Inc. (a)	268
		2,006
	Health Care Providers & Services — 4.3%
5	Aetna, Inc.	193
4	AmerisourceBergen Corp.	153
19	Apria Healthcare Group, Inc. (a)	408
3	Cardinal Health, Inc.	202
14	Caremark Rx, Inc. (a)	645
2	Coventry Health Care, Inc. (a)	81
4	HCA, Inc.	154
5	Henry Schein, Inc. (a)	244
1	Laboratory Corp. of America Holdings (a)	40
—(h)	LifePoint Hospitals, Inc. (a)	9
13	Lincare Holdings, Inc. (a)	509
—(h)	Tenet Healthcare Corp. (a)	—	(h)
16	UnitedHealth Group, Inc.	786
3	Universal Health Services, Inc., Class B	137
—(h)	WellPoint, Inc. (a)	21
		3,582
	Hotels, Restaurants & Leisure — 1.2%
14	Applebee’s International, Inc.	329
1	Bob Evans Farms, Inc.	26
2	Boyd Gaming Corp.	95
7	Brinker International, Inc.	266
1	Harrah’s Entertainment, Inc.	105
3	International Speedway Corp., Class A	152
		973
	Household Durables — 2.8%
27	American Greetings Corp., Class A	600
1	Black & Decker Corp.	103
3	Centex Corp.	145
4	Furniture Brands International, Inc.	87
—(h)	Hovnanian Enterprises, Inc., Class A (a)	7
3	MDC Holdings, Inc.	156
—(h)	Newell Rubbermaid, Inc.	8
7	Pulte Homes, Inc.	254
12	Ryland Group, Inc.	760
5	Tupperware Brands Corp.	110
1	Whirlpool Corp.	117
		2,347
	Household Products — 0.2%
1	Church & Dwight Co., Inc.	22
3	Colgate-Palmolive Co.	154
—(h)	Energizer Holdings, Inc. (a)	5
		181
	Independent Power Producers & Energy Traders — 0.9%
46	AES Corp. (The) (a)	778
	Industrial Conglomerates — 0.4%
5	Teleflex, Inc.	346
	Insurance — 2.8%
1	Aflac, Inc.	65
1	Allstate Corp. (The)	62
4	American Financial Group, Inc.	173
8	First American Corp.	345
7	Genworth Financial, Inc., Class A	226
1	Hartford Financial Services Group, Inc.	110
4	HCC Insurance Holdings, Inc.	147
3	Mercury General Corp.	139
2	Ohio Casualty Corp.	59
2	Old Republic International Corp.	38
2	Protective Life Corp.	111
2	Torchmark Corp.	132
20	UnumProvident Corp.	415
7	W.R. Berkley Corp.	273
		2,295
	Internet & Catalog Retail — 0.9%
22	eBay, Inc. (a)	758
	Internet Software & Services — 1.1%
30	McAfee, Inc. (a)	788
3	Yahoo!, Inc. (a)	94
		882
	IT Services — 2.4%
8	Acxiom Corp.	213
2	Affiliated Computer Services, Inc., Class A (a)	100
1	BISYS Group, Inc. (The) (a)	11
13	Computer Sciences Corp. (a)	756
11	Convergys Corp. (a)	208
3	CSG Systems International, Inc. (a)	77
3	Electronic Data Systems Corp.	80
4	Fiserv, Inc. (a)	172
6	MPS Group, Inc. (a)	101
50	Unisys Corp. (a)	311
		2,029
	Leisure Equipment & Products — 0.1%
5	Hasbro, Inc.	102

SEE NOTES TO FINANCIAL STATEMENTS.

6   HIGHBRIDGE FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Life Sciences Tools & Services — 2.1%
10	Charles River Laboratories International, Inc. (a)	487
7	Fisher Scientific International, Inc. (a)	519
11	Invitrogen Corp. (a)	715
2	Varian, Inc. (a)	68
		1,789
	Machinery — 2.5%
22	AGCO Corp. (a)	518
—(h)	Crane Co.	17
1	Cummins, Inc.	105
3	Dover Corp.	129
4	Eaton Corp.	276
1	Flowserve Corp. (a)	52
1	Harsco Corp.	100
—(h)	Illinois Tool Works, Inc.	10
1	Navistar International Corp. (a)	21
—(h)	Nordson Corp.	26
5	PACCAR, Inc.	376
13	Timken Co.	443
		2,073
	Media — 2.0%
4	Belo Corp., Class A	64
3	Catalina Marketing Corp.	70
7	CBS Corp., Class B	166
1	Comcast Corp., Class A (a)	22
4	Gannett Co., Inc.	198
1	Harte-Hanks, Inc.	33
—(h)	Interpublic Group of Cos., Inc. (a)	1
3	McGraw-Hill Cos., Inc. (The)	189
9	Media General, Inc., Class A	362
5	Omnicom Group, Inc.	443
4	Reader’s Digest Association, Inc. (The)	50
1	Walt Disney Co.	36
		1,634
	Metals & Mining — 2.4%
—(h)	Freeport-McMoRan Copper & Gold, Inc., Class B	17
7	Nucor Corp.	763
12	Steel Dynamics, Inc.	771
6	United States Steel Corp.	418
		1,969
	Multi-Utilities — 0.4%
1	Constellation Energy Group, Inc.	28
4	Questar Corp.	280
		308
	Multiline Retail — 3.4%
7	Big Lots, Inc. (a)	95
29	Dillards, Inc., Class A	761
29	Dollar Tree Stores, Inc. (a)	760
7	Federated Department Stores, Inc.	559
9	J.C. Penney Co., Inc.	556
1	Sears Holdings Corp. (a)	101
		2,832
	Office Electronics — 0.1%
4	Xerox Corp. (a)	56
	Oil, Gas & Consumable Fuels — 3.7%
2	Apache Corp.	107
4	ConocoPhillips	270
6	Devon Energy Corp.	361
5	Kerr-McGee Corp.	509
7	Marathon Oil Corp.	524
—(h)	Occidental Petroleum Corp.	21
—(h)	Peabody Energy Corp.	25
3	Pogo Producing Co.	129
6	Sunoco, Inc.	485
—(h)	Valero Energy Corp.	12
6	Western Gas Resources, Inc.	296
9	XTO Energy, Inc.	380
		3,119
	Paper & Forest Products — 0.2%
6	Louisiana-Pacific Corp.	163
	Personal Products — 0.4%
8	Estee Lauder Cos., Inc. (The), Class A	301
	Pharmaceuticals — 4.4%
10	Abbott Laboratories	440
5	Johnson & Johnson	306
36	King Pharmaceuticals, Inc. (a)	619
18	Medicis Pharmaceutical Corp., Class A	600
22	Merck & Co., Inc.	764
31	Pfizer, Inc.	775
1	Watson Pharmaceuticals, Inc. (a)	29
3	Wyeth	154
		3,687
	Real Estate Investment Trusts (REITs) — 0.2%
2	Liberty Property Trust REIT	67
1	Plum Creek Timber Co., Inc. REIT	26
1	Public Storage, Inc. REIT	46
		139

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        HIGHBRIDGE FUNDS   7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Road & Rail — 0.3%
—(h)	CSX Corp.	27
6	YRC Worldwide, Inc. (a)	262
		289
	Semiconductors & Semiconductor Equipment — 6.2%
24	Advanced Micro Devices, Inc. (a)	766
—(h)	Altera Corp. (a)	5
4	Fairchild Semiconductor International, Inc. (a)	88
17	Freescale Semiconductor, Inc., Class B (a)	545
38	Intel Corp.	757
—(h)	Intersil Corp., Class A	1
15	Lam Research Corp. (a)	757
18	Micrel, Inc. (a)	236
5	Microchip Technology, Inc.	171
44	Micron Technology, Inc. (a)	754
16	NVIDIA Corp. (a)	471
27	Teradyne, Inc. (a)	454
5	Xilinx, Inc.	139
		5,144
	Software — 3.1%
28	Cadence Design Systems, Inc. (a)	539
3	Citrix Systems, Inc. (a)	133
55	Compuware Corp. (a)	419
7	Electronic Arts, Inc. (a)	409
14	Fair Isaac Corp.	518
2	Intuit, Inc. (a)	130
2	Reynolds & Reynolds Co., Class A (The)	65
9	CA, Inc.	218
8	Symantec Corp. (a)	135
4	Wind River Systems, Inc. (a)	45
		2,611
	Specialty Retail — 6.1%
6	American Eagle Outfitters, Inc.	186
18	AnnTaylor Stores Corp. (a)	664
5	Autonation, Inc. (a)	105
—(h)	AutoZone, Inc. (a)	19
11	Barnes & Noble, Inc.	496
17	Borders Group, Inc.	408
5	Claire’s Stores, Inc.	158
4	Gap, Inc. (The)	71
29	Limited Brands, Inc.	732
2	Lowe’s Cos., Inc.	101
26	Payless Shoesource, Inc. (a)	598
2	Petsmart, Inc.	53
8	Regis Corp.	274
1	Rent-A-Center, Inc. (a)	28
15	Sherwin-Williams Co. (The)	757
6	Staples, Inc.	155
6	TJX Cos., Inc.	138
4	Williams-Sonoma, Inc. (a)	180
		5,123
	Textiles, Apparel & Luxury Goods — 0.3%
2	Jones Apparel Group, Inc.	69
—(h)	Liz Claiborne, Inc.	15
3	Polo Ralph Lauren Corp.	152
		236
	Thrifts & Mortgage Finance — 0.6%
3	Freddie Mac	153
—(h)	Independence Community Bank Corp.	3
—(h)	PMI Group, Inc. (The)	5
6	Radian Group, Inc.	357
		518
	Trading Companies & Distributors — 0.2%
3	MSC Industrial Direct Co.	171
	Wireless Telecommunication Services — 0.1%
2	Sprint Nextel Corp.	59
—(h)	Telephone & Data Systems, Inc.	3
		62
	Total Long-Term Investments (Cost $73,052)	75,168
Short Term Investment — 6.6%
	Investment Company — 6.6%
6	JPMorgan Prime Money Market Fund (b) (Cost $5,511)	5,511
	Total Long Positions — 96.9% (Cost $78,563)	80,679
	Other Assets in Excess of Liabilities — 3.1%	2,550
	NET ASSETS — 100.0%	$83,229

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8   HIGHBRIDGE FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 90.2%
	Common Stocks — 90.2%
	Aerospace & Defense — 0.9%
8	DRS Technologies, Inc.	439
5	Rockwell Collins, Inc.	285
1	United Technologies Corp.	50
		774
	Air Freight & Logistics — 0.1%
1	CH Robinson Worldwide, Inc.	31
—(h)	Expeditors International of Washington, Inc.	13
		44
	Airlines — 0.4%
34	JetBlue Airways Corp. (a)	347
	Auto Components — 0.3%
7	Gentex Corp.	99
2	Johnson Controls, Inc.	155
		254
	Automobiles — 0.8%
31	Ford Motor Co.	213
5	Harley-Davidson, Inc.	259
4	Thor Industries, Inc.	182
		654
	Beverages — 0.8%
4	Anheuser-Busch Cos., Inc.	186
12	Coca-Cola Co. (The)	508
		694
	Biotechnology — 2.4%
19	Affymetrix, Inc. (a)	557
2	Cephalon, Inc. (a)	98
9	Millennium Pharmaceuticals, Inc. (a)	84
23	PDL BioPharma, Inc. (a)	670
16	Vertex Pharmaceuticals, Inc. (a)	589
		1,998
	Capital Markets — 2.2%
3	Eaton Vance Corp.	74
12	Federated Investors, Inc., Class B	414
—(h)	Investors Financial Services Corp.	20
1	Janus Capital Group, Inc.	16
8	Merrill Lynch & Co., Inc.	610
2	Morgan Stanley	147
18	Raymond James Financial, Inc.	533
		1,814
	Chemicals — 3.9%
7	Ashland, Inc.	435
62	Chempura Corp.	752
10	Cytec Industries, Inc.	598
3	Engelhard Corp.	122
1	International Flavors & Fragrances, Inc.	43
7	Monsanto Co.	611
16	Scotts Miracle-Gro Co. (The), Class A	691
1	Valspar Corp.	23
		3,275
	Commercial Banks — 0.8%
11	Commerce Bancorp, Inc.	436
1	Compass Bancshares, Inc.	43
1	Fifth Third Bancorp	40
2	First Horizon National Corp.	106
—(h)	Regions Financial Corp.	1
—(h)	SVB Financial Group (a)	15
		641
	Commercial Services & Supplies — 3.7%
10	Banta Corp.	515
4	Brink’s Co. (The)	223
1	Cintas Corp.	53
33	H&R Block, Inc.	762
—(h)	Laureate Education, Inc. (a)	9
2	Mine Safety Appliances Co.	84
3	Monster Worldwide, Inc. (a)	192
6	Pitney Bowes, Inc.	260
7	Sotheby’s Holdings, Inc., Class A (a)	208
11	Stericycle, Inc. (a)	734
		3,040
	Communications Equipment — 2.3%
32	ADC Telecommunications, Inc. (a)	706
13	Comverse Technology, Inc. (a)	291
2	Harris Corp.	77
14	Plantronics, Inc.	532
26	Powerwave Technologies, Inc. (a)	285
		1,891
	Computers & Peripherals — 2.9%
11	Apple Computer, Inc. (a)	767
3	Diebold, Inc.	133
21	Network Appliance, Inc. (a)	762
12	SanDisk Corp. (a)	766
		2,428

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        HIGHBRIDGE FUNDS   9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Construction & Engineering — 0.3%
2	Fluor Corp.	204
	Consumer Finance — 0.6%
1	American Express Co.	59
8	SLM Corp.	438
		497
	Diversified Consumer Services — 0.3%
8	DeVry, Inc. (a)	204
	Diversified Financial Services — 0.4%
5	Leucadia National Corp.	304
1	Moody’s Corp.	43
		347
	Electric Utilities — 1.8%
21	Alliant Energy Corp.	684
17	Duquesne Light Holdings, Inc.	288
—(h)	Entergy Corp.	14
1	Exelon Corp.	72
2	Northeast Utilities	48
6	Southern Co. (The)	185
11	TECO Energy, Inc.	178
1	WPS Resources Corp.	25
2	Xcel Energy, Inc.	29
		1,523
	Electrical Equipment — 1.1%
9	American Power Conversion Corp.	205
2	Ametek, Inc.	100
9	Rockwell Automation, Inc.	622
		927
	Electronic Equipment & Instruments — 2.2%
8	Agilent Technologies, Inc. (a)	292
11	Avnet, Inc. (a)	280
25	Ingram Micro, Inc., Class A (a)	459
13	National Instruments Corp.	425
33	Symbol Technologies, Inc.	350
		1,806
	Energy Equipment & Services — 1.1%
—(h)	ENSCO International, Inc.	—	(h)
9	FMC Technologies, Inc. (a)	473
1	Noble Corp.	72
1	Smith International, Inc.	34
2	Transocean, Inc. (a)	170
3	Weatherford International Ltd. (a)	160
		909
	Food & Staples Retailing — 1.4%
2	Kroger Co. (The) (a)	46
27	Ruddick Corp.	634
5	Supervalu, Inc.	130
8	Walgreen Co.	328
		1,138
	Food Products — 2.5%
18	H.J. Heinz Co.	744
11	Hormel Foods Corp.	356
4	Kellogg Co.	181
22	McCormick & Co., Inc. (Non-Voting)	759
		2,040
	Gas Utilities — 0.1%
3	Peoples Energy Corp.	113
	Health Care Equipment & Supplies — 3.2%
16	Advanced Medical Optics, Inc. (a)	739
12	Biomet, Inc.	441
4	Intuitive Surgical, Inc. (a)	449
11	St. Jude Medical, Inc. (a)	438
12	Varian Medical Systems, Inc. (a)	613
		2,680
	Health Care Providers & Services — 4.1%
3	Express Scripts, Inc. (a)	225
10	Health Net, Inc. (a)	424
10	Humana, Inc. (a)	457
10	McKesson Corp.	467
13	Omnicare, Inc.	712
23	Patterson Cos., Inc. (a)	746
9	Triad Hospitals, Inc. (a)	367
		3,398
	Hotels, Restaurants & Leisure — 1.4%
1	Cheesecake Factory, Inc. (The) (a)	19
16	Ruby Tuesday, Inc.	484
7	Starwood Hotels & Resorts Worldwide, Inc.	392
2	Wendy’s International, Inc.	136
3	Yum! Brands, Inc.	140
		1,171
	Household Durables — 3.2%
5	Beazer Homes USA, Inc.	314
5	D.R. Horton, Inc.	159
3	Fortune Brands, Inc.	231
10	KB Home	646
13	Lennar Corp., Class A	736
2	Stanley Works (The)	113

SEE NOTES TO FINANCIAL STATEMENTS.

10   HIGHBRIDGE FUNDS        APRIL 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Household Durables — Continued
13	Toll Brothers, Inc. (a)	434
		2,633
	Household Products — 0.4%
5	Procter & Gamble Co.	313
	Industrial Conglomerates — 0.4%
4	3M Co.	359
	Insurance — 4.0%
10	American International Group, Inc.	653
—(h)	AON Corp.	8
26	Arthur J. Gallagher & Co.	708
3	Hanover Insurance Group, Inc. (The)	153
6	Lincoln National Corp.	319
4	Progressive Corp. (The)	437
7	Prudential Financial, Inc.	516
12	St. Paul Travelers Cos., Inc. (The)	540
		3,334
	Internet & Catalog Retail — 0.5%
11	Amazon.com, Inc. (a)	380
	IT Services — 3.7%
14	Alliance Data Systems Corp. (a)	768
1	Anteon International Corp. (a)	60
—(h)	CheckFree Corp. (a)	11
3	DST Systems, Inc. (a)	197
19	Fidelity National Information Services, Inc.	703
1	First Data Corp.	53
55	Gartner, Inc. (a)	768
3	Paychex, Inc.	105
1	Sabre Holdings Corp., Class A	23
13	SRA International, Inc., Class A (a)	400
		3,088
	Leisure Equipment & Products — 0.7%
35	Mattel, Inc.	573
	Life Sciences Tools & Services — 0.0% (g)
1	Waters Corp. (a)	36
	Machinery — 2.0%
7	Deere & Co.	588
1	Donaldson Co., Inc.	30
1	Graco, Inc.	23
1	ITT Industries, Inc.	34
7	Joy Global, Inc.	461
7	Oshkosh Truck Corp.	404
5	Pall Corp.	145
		1,685
	Media — 3.3%
—(h)	Knight Ridder, Inc.	25
3	Meredith Corp.	129
10	New York Times Co., Class A	259
37	News Corp., Class A	627
—(h)	Scholastic Corp. (a)	2
29	Time Warner, Inc.	508
27	Tribune Co.	779
11	Univision Communications, Inc., Class A (a)	401
		2,730
	Metals & Mining — 1.5%
10	Allegheny Technologies, Inc.	666
29	Worthington Industries, Inc.	582
		1,248
	Multi-Utilities — 1.2%
4	Consolidated Edison, Inc.	185
3	Dominion Resources, Inc.	203
—(h)	MDU Resources Group, Inc.	4
4	Oneok, Inc.	135
6	Sempra Energy	285
15	Sierra Pacific Resources (a)	218
		1,030
	Multiline Retail — 2.2%
4	Dollar General Corp.	63
9	Family Dollar Stores, Inc.	237
13	Kohl’s Corp. (a)	743
39	Saks, Inc. (a)	775
—(h)	Target Corp.	11
		1,829
	Oil, Gas & Consumable Fuels — 2.6%
1	Amerada Hess Corp. (a)	158
1	Anadarko Petroleum Corp.	117
5	Arch Coal, Inc.	437
13	El Paso Corp.	171
1	Exxon Mobil Corp.	69
8	Murphy Oil Corp.	420
3	Noble Energy, Inc.	139
17	Quicksilver Resources, Inc. (a)	687
		2,198
	Paper & Forest Products — 0.8%
9	Bowater, Inc.	248
9	International Paper Co.	334
3	Potlatch Corp.	110
		692

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        HIGHBRIDGE FUNDS   11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Personal Products — 0.6%
11	Alberto-Culver Co.	495
	Pharmaceuticals — 3.4%
8	Allergan, Inc.	770
11	Barr Pharmaceuticals, Inc. (a)	654
18	Bristol-Myers Squibb Co.	459
—(h)	Par Pharmaceutical Cos., Inc. (a)	1
10	Schering-Plough Corp.	194
43	Valeant Pharmaceuticals International	763
		2,841
	Real Estate Investment Trusts (REITs) — 0.2%
1	Apartment Investment & Management Co. REIT	49
1	Equity Residential REIT	27
4	Host Hotels & Resorts, Inc. REIT	88
—(h)	ProLogis REIT	10
		174
	Road & Rail — 0.1%
—(h)	Burlington Northern Santa Fe Corp.	24
4	Werner Enterprises, Inc.	83
		107
	Semiconductors & Semiconductor Equipment — 5.3%
8	Analog Devices, Inc.	301
17	Applied Materials, Inc.	313
17	Broadcom Corp., Class A (a)	707
17	Cypress Semiconductor Corp. (a)	300
48	Integrated Device Technology, Inc. (a)	736
10	International Rectifier Corp. (a)	466
3	KLA-Tencor Corp.	153
5	Linear Technology Corp.	167
6	MEMC Electronic Materials, Inc. (a)	257
—(h)	Novellus Systems, Inc. (a)	1
63	PMC-Sierra, Inc. (a)	780
26	RF Micro Devices, Inc. (a)	245
		4,426
	Software — 4.4%
8	Activision, Inc. (a)	115
19	Adobe Systems, Inc. (a)	760
—(h)	Autodesk, Inc. (a)	17
24	Jack Henry & Associates, Inc.	530
31	Microsoft Corp.	759
61	Novell, Inc. (a)	503
—(h)	Oracle Corp. (a)	—	(h)
1	Parametric Technology Corp. (a)	11
11	RSA Security, Inc. (a)	236
35	Synopsys, Inc. (a)	763
		3,694
	Specialty Retail — 5.8%
2	Abercrombie & Fitch Co.	115
2	Advance Auto Parts, Inc.	72
22	CarMax, Inc. (a)	764
21	Chico’s FAS, Inc. (a)	788
9	Circuit City Stores, Inc.	271
2	GameStop Corp., Class A (a)	76
17	Home Depot, Inc.	681
3	Michaels Stores, Inc.	104
11	OfficeMax, Inc.	421
45	RadioShack Corp.	760
31	Urban Outfitters, Inc. (a)	730
		4,782
	Textiles, Apparel & Luxury Goods — 0.4%
5	V.F. Corp.	314
	Thrifts & Mortgage Finance — 0.8%
3	Countrywide Financial Corp.	106
6	IndyMac Bancorp, Inc.	280
16	New York Community Bancorp, Inc.	273
		659
	Tobacco — 0.0% (g)
—(h)	Universal Corp.	4
	Trading Companies & Distributors — 0.4%
7	Fastenal Co.	347
	Transportation Infrastructure — 0.3%
5	Con-way, Inc.	262
	Total Short Positions - 90.2% (Proceeds $73,974)	75,044

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand.

(j)—	Securities are pledged with a broker as collateral for short sales.

SEE NOTES TO FINANCIAL STATEMENTS.

12   HIGHBRIDGE FUNDS        APRIL 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2006        HIGHBRIDGE FUNDS   13

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$75,168
Investments in affiliates, at value	5,511
Total investment securities, at value	80,679
Deposits with broker for securities sold short	70,245
Receivables:
Investment securities sold	11,502
Fund shares sold	6,901
Interest and dividends	133
Total Assets	169,460

LIABILITIES:
Payables:
Dividends for securities sold short	25
Investment securities purchased	11,078
Securities sold short at value	75,044
Fund shares redeemed	1
Accrued liabilities:
Investment advisory fees	57
Administration fees	4
Distribution fees	3
Fund accounting fees	17
Trustees’ fees — deferred compensation plan	—	(b)
Other	2
Total Liabilities	86,231
Net Assets	$83,229

(b) Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   HIGHBRIDGE FUNDS        APRIL 30, 2006

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$81,891
Accumulated undistributed (distributions in excess of) net investment income	378
Accumulated net realized gains (losses)	(86)
Net unrealized appreciation (depreciation)	1,046
Total Net Assets	$83,229

Net Assets:
Class A	$3,309
Class C	5,996
Select Class	73,924
Total	$83,229

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	216
Class C	393
Select Class	4,827

Net Asset Value:
Class A — Redemption price per share	$15.30
Class C — Offering price per share (a)	15.28
Select Class — Offering and redemption price per share	15.31
Maximum sales charge	5.25%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% – maximum sales charge)	$16.15

Cost of investments	$78,563
Proceeds from securities sold short	$73,974

(a) Redemption price for Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        HIGHBRIDGE FUNDS   15

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2006(a) (Unaudited)

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Dividends	$159
Dividend income from affiliates (b)	59
Interest income	750
Total Investment Income	968

EXPENSES:
Investment advisory fees	280
Administration fees	19
Distribution fees:
Class A	2
Class C	6
Shareholder servicing fees:
Class A	2
Class C	2
Select Class	43
Custodian fees	10
Fund accounting fees	17
Professional fees	25
Trustees’ fees	— (c)
Printing and mailing costs	8
Registration and filing fees	32
Transfer agent fees	5
Dividend expenses on securities sold short	207
Other	8
Total expenses	666
Less amounts waived	(135)
Net expenses	531
Net Investment Income (Loss)	437

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	1,480
Securities sold short	(1,566)
Net realized gain (loss)	(86)
Change in net unrealized appreciation (depreciation) of:
Investments	2,116
Securities sold short	(1,070)
Change in net unrealized appreciation (depreciation)	1,046
Net realized/unrealized gains (losses)	960
Change in net assets resulting from operations	$1,397

(a)	Commencement of operations was November 30, 2005.

(b)	Includes reimbursement of investment advisory, administration fees and shareholder servicing. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16   HIGHBRIDGE FUNDS        APRIL 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2006        HIGHBRIDGE FUNDS   17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2006(a) (Unaudited)

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$437
Net realized gain (loss)	(86)
Change in net unrealized appreciation (depreciation)	1,046
Change in net assets resulting from operations	1,397

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)
Class C
From net investment income	(1)
Select Class
From net investment income	(56)
Total distributions to shareholders	(59)
Change in net assets from capital transactions	81,891

NET ASSETS:
Change in net assets	83,229
Beginning of period	—
End of period	$83,229
Accumulated undistributed (distributions in excess of) net investment income	$378

(a)	Commencement of operations was November 30, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

18   HIGHBRIDGE FUNDS        APRIL 30, 2006

Highbridge Statistical Market Neutral Fund
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,255
Dividends reinvested	2
Change in net assets from Class A capital transactions	$3,257

Class C
Proceeds from shares issued	$5,944
Dividends reinvested	1
Cost of shares redeemed	(23)
Change in net assets from Class C capital transactions	$5,922

Select Class
Proceeds from shares issued	$101,454
Dividends reinvested	56
Cost of shares redeemed	(28,798)
Change in net assets from Select Class capital transactions	$72,712

SHARE TRANSACTIONS:
Class A
Issued	216
Reinvested	— (b)
Change in Class A Shares	216

Class C
Issued	395
Reinvested	— (b)
Redeemed	(2)
Change in Class C Shares	393

Select Class
Issued	6,733
Reinvested	3
Redeemed	(1,909)
Change in Select Class Shares	4,827

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        HIGHBRIDGE FUNDS   19

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Class A
November 30, 2005 (d) to April 30, 2006 (Unaudited)	$15.00	$0.13	(e)	$0.20	$0.33	$(0.03)	$15.30	2.18%

Class C
November 30, 2005 (d) to April 30, 2006 (Unaudited)	15.00	0.10	(e)	0.20	0.30	(0.02)	15.28	2.01

Select Class
November 30, 2005 (d) to April 30, 2006 (Unaudited)	15.00	0.15	(e)	0.19	0.34	(0.03)	15.31	2.27

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20   HIGHBRIDGE FUNDS        APRIL 30, 2006

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$3,309	3.06%	1.95%	2.13%	3.78%	2.67%	107%

5,996	3.56	2.45	1.64	4.28	3.17	107

73,924	2.81	1.70	2.37	3.53	2.42	107

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2006        HIGHBRIDGE FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) (“the Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate Fund of the Trust covered by this report:

Classes Offered
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class

Effective November 30, 2005, the Highbridge Statistical Market Neutral Fund (the “Fund”) commenced operations as a series of JPM I.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of the financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Short Sales — The Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

22   HIGHBRIDGE FUNDS        APRIL 30, 2006

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the Fund are charged directly to the Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

F.  Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3.  Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 1.75%. Currently, the annual fee rate is 1.50% of the Fund’s average daily net assets. The fee is limited to a rate of 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is majority owned by JPMorgan Fleming Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market fund for the period ended April 30, 2006 was $2 (amounts in thousands).

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all fund in the JPMorgan Fund Complex (excluding the Money Market funds, Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such fund.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Distributor receives no compensation in its capacity as the Fund’s underwriter.

APRIL 30, 2006        HIGHBRIDGE FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2006 (Unaudited) (continued)

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A and C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2006, the Distributor received the following amounts:

	Front End Sales Charge	CDSC
Highbridge Statistical Market Neutral Fund	$49	$	—(b)

(b)  Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Highbridge Statistical Market Neutral Fund	0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Accounting Fees — JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMIS by the Fund for accounting services are included in accounting fees in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total annual operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Highbridge Statistical Market Neutral Fund	1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the period ended April 30, 2006. The expense limitation percentages in the table above are in place until at least February 28, 2007.

For the period ended April 30, 2006, the Fund’s service providers waived fees and contractually reimbursed expenses of the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Highbridge Statistical Market Neutral Fund	$74	$14	$47	$135

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Fund for serving in their respective roles.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

24   HIGHBRIDGE FUNDS        APRIL 30, 2006

The Fund may use related party broker/dealers. For the period ended April 30, 2006, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Highbridge Statistical Market Neutral Fund	$122,303	$50,731

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Highbridge Statistical Market Neutral Fund	$78,563	$3,259	$(1,143)	$2,116

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending fund. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trust and Custodial Trust Company (“CTC”) have entered into a financing arrangement. Under this arrangement, CTC provides an unsecured, uncommitted credit facility to the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by CTC at the time of borrowing.

The Fund had no borrowings outstanding at April 30, 2006, or at any time during the period then ended.

7. Concentrations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

APRIL 30, 2006        HIGHBRIDGE FUNDS   25

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Fund’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Trust	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000– present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

26   HIGHBRIDGE FUNDS        APRIL 30, 2006

Name (Year of Birth); Positions With the Trust	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

APRIL 30, 2006        HIGHBRIDGE FUNDS   27

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

28   HIGHBRIDGE FUNDS        APRIL 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

APRIL 30, 2006        HIGHBRIDGE FUNDS   29

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2005	Ending Account Value, April 30, 2006	Expenses Paid During Period November 1, 2005 to April 30, 2006	Annualized Expense Ratio
Class A
Actual*	$1,000	$1,021.80	$8.16	1.95%
Hypothetical**	1,000	1,015.12	9.74	1.95
Class C
Actual*	1,000	1,020.10	10.24	2.45
Hypothetical**	1,000	1,012.65	12.23	2.45
Select Class
Actual*	1,000	1,022.70	7.11	1.70
Hypothetical**	1,000	1,016.91	8.50	1.70

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/365 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30   HIGHBRIDGE FUNDS        APRIL 30, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. April 2006.	SAN-HSMN-406

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b))

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________________

George C.W. Gatch

President and Principal Executive Officer

July 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/______________________________________

George C.W. Gatch

President and Principal Executive Officer

July 5, 2006

By:	/s/______________________________________

Suzanne E. Cioffi

Assistant Treasurer and Principal Financial Officer

July 5, 2006